Annual Report

                    MAINSTAY(R) INSTITUTIONAL FUNDS INC.

                    OCTOBER 31, 2000

                    Growth Equity Fund

                    Indexed Equity Fund

                    Value Equity Fund

                    Asset Manager Fund

                    International Equity Fund

                    EAFE Index Fund

                    International Bond Fund

                    Bond Fund

                    Indexed Bond Fund

                    Short-Term Bond Fund

                    Money Market Fund

[MAINSTAY INVESTMENTS LOGO]

PERFORMANCE HIGHLIGHTS

                                                          TOTAL RETURNS*
                                      INDIVIDUAL YEARS ENDED DECEMBER 31
                                                                                      TEN
                                                                                    MONTHS     YEAR
                                                                                     ENDED     ENDED
                                                                                    OCT 31,   OCT 31,
FUNDS--INCEPTION DATE          1993     1994     1995     1996     1997     1998     1999      2000
 GROWTH FUNDS
 Growth Equity                 9.59%   -2.23%   37.88%   21.62%   24.73%   40.50%     9.96%    12.24%
  (Institutional Class)(+)--
  1/2/91
 Growth Equity (Service        9.59    -2.23    37.50    21.29    24.50    40.18      9.74     11.93
  Class)(++)--1/1/95
 INDEXED EQUITY                9.41     0.90    36.88    22.57    32.88    28.62     11.80      5.98
  (INSTITUTIONAL CLASS)(+)--
  1/2/91
 INDEXED EQUITY (SERVICE       9.41     0.90    36.70    22.21    32.60    28.24     11.60      5.72
  CLASS)(++)--1/1/95

 GROWTH AND INCOME FUNDS
 Value Equity (Institutional  14.90%    1.22%   29.42%   22.41%   22.63%   -8.10%     7.91%    11.31%
  Class)(+)--1/2/91
 Value Equity (Service        14.90     1.22    29.32    22.10    22.28    -8.30      7.65     11.00
  Class)(++)--1/1/95
 ASSET MANAGER                 8.79    -0.86    26.81    16.16    26.69    21.31      5.58     11.18
  (INSTITUTIONAL CLASS)(+)--
  1/2/91
 ASSET MANAGER (SERVICE        8.79    -0.86    26.70    15.89    26.30    21.00      5.31     10.96
  CLASS)(++)--1/1/95

 INTERNATIONAL FUNDS
 International Equity         25.03%    8.36%    7.17%   12.09%    5.44%   22.41%    11.23%    -9.44%
  (Institutional
  Class)(sec.)--1/1/95
 International Equity         25.03     8.36     6.86    11.59     4.88    22.20     10.96     -9.62
  (Service Class)(sec.)--
  1/1/95
 EAFE Index (Institutional    28.97     6.83     9.03     6.45     0.40    19.15     12.31     -3.52
  Class)(+)--1/2/91
 EAFE Index (Service          28.97     6.83     8.63     6.37     0.08    18.83     12.08     -3.63
  Class)(++)--1/1/95
 INTERNATIONAL BOND           14.56     3.11    18.46    14.32     2.62    12.53     -5.33    -13.34
  (INSTITUTIONAL
  CLASS)(SEC.)--1/1/95
 INTERNATIONAL BOND (SERVICE  14.56     3.11    18.26    14.08     2.27    12.30     -5.50    -13.49
  CLASS)(SEC.)--1/1/95

 INCOME FUNDS
 Bond (Institutional           9.74%   -3.31%   17.88%    2.80%    8.57%    7.93%    -1.61%     6.21%
  Class)(+)--1/2/91
 Bond (Service                 9.74    -3.31    17.55     2.62     8.21     7.73     -1.92      5.96
  Class)(++)--1/1/95
 INDEXED BOND (INSTITUTIONAL   9.64    -3.44    18.07     2.55     9.01     8.21     -1.56      7.27
  CLASS)(+)--1/2/91
 INDEXED BOND (SERVICE         9.64    -3.44    17.97     2.34     8.75     7.86     -1.65      6.87
  CLASS)(++)--1/1/95
 Short-Term Bond               5.67     0.11    10.27     4.81     6.13     6.37      2.12      6.05
  (Institutional
  Class)(+)--1/2/91
 Short-Term Bond (Service      5.67     0.11    10.07     4.46     5.98     5.98      1.91      5.78
  Class)(++)--1/1/95
 MONEY MARKET (II)             2.89     3.88     5.63     5.11     5.27     5.25      3.96      5.98
  (Institutional Class)(+)--
  1/2/91
 MONEY MARKET (II) (Service    2.89     3.88     5.46     4.85     5.01     4.99      3.74      5.72
  Class)(++)--1/1/95
 MONEY MARKET (II) (Sweep      2.89     3.88     5.46     4.85     5.01     4.99      3.53      5.46
  Shares Class)(++)--
  12/8/98
 Money Market(II) (Institutional Class) 7-day current yield 6.21%
 Money Market(II) (Service Class)(++) 7-day current yield 5.97%
 Money Market(II) (Sweep Share Class)(+) 7-day current yield 5.72%

PERFORMANCE HIGHLIGHTS
                                      AVERAGE ANNUAL
                                       TOTAL RETURNS
                                  AS OF OCTOBER 31, 2000

                                                     SINCE
                                                   INCEPTION/
FUNDS--INCEPTION DATE          1 YEAR    5 YEARS    10 YEARS
 GROWTH FUNDS
 Growth Equity                  12.24%    22.00%     21.61%
  (Institutional Class)(+)--
  1/2/91
 Growth Equity (Service         11.93     21.71      21.43
  Class)(++)--1/1/95
 INDEXED EQUITY                  5.98     21.40      18.28
  (INSTITUTIONAL CLASS)(+)--
  1/2/91
 INDEXED EQUITY (SERVICE         5.72     21.10      18.12
  CLASS)(++)--1/1/95
 GROWTH AND INCOME FUNDS
 Value Equity (Institutional    11.31%    12.18%     15.45%
  Class)(+)--1/2/91
 Value Equity (Service          11.00     11.89      15.29
  Class)(++)--1/1/95
 ASSET MANAGER                  11.18     17.24      13.96
  (INSTITUTIONAL CLASS)(+)--
  1/2/91
 ASSET MANAGER (SERVICE         10.96     16.95      13.81
  CLASS)(++)--1/1/95
 INTERNATIONAL FUNDS
 International Equity           -9.44%     9.52%      8.77%
  (Institutional
  Class)(sec.)--1/1/95
 International Equity           -9.62      9.18       8.52
  (Service Class)(sec.)--
  1/1/95
 EAFE Index (Institutional      -3.52      8.05       7.31
  Class)(+)--1/2/91
 EAFE Index (Service            -3.63      7.81       7.17
  Class)(++)--1/1/95
 INTERNATIONAL BOND            -13.34      2.41       6.63
  (INSTITUTIONAL
  CLASS)(SEC.)--1/1/95
 INTERNATIONAL BOND (SERVICE   -13.49      2.16       6.50
  CLASS)(SEC.)--1/1/95
 INCOME FUNDS
 Bond (Institutional             6.21%     5.35%      6.79%
  Class)(+)--1/2/91
 Bond (Service                   5.96      5.07       6.63
  Class)(++)--1/1/95
 INDEXED BOND (INSTITUTIONAL     7.27      5.63       7.08
  CLASS)(+)--1/2/91
 INDEXED BOND (SERVICE           6.87      5.33       6.94
  CLASS)(++)--1/1/95
 Short-Term Bond                 6.05      5.40       5.93
  (Institutional
  Class)(+)--1/2/91
 Short-Term Bond (Service        5.78      5.12       5.77
  Class)(++)--1/1/95
 MONEY MARKET (II)               5.98      5.30       4.83
  (Institutional Class)(+)--
  1/2/91
 MONEY MARKET (II) (Service      5.72      5.04       4.69
  Class)(++)--1/1/95
 MONEY MARKET (II) (Sweep        5.46      4.95       4.64
  Shares Class)(++)--
  12/8/98
 Money Market(II) (Institutional Class) 7-day current yield 6.21%
 Money Market(II) (Service Class)++ 7-day current yield 5.97%
 Money Market(II) (Sweep Share Class) 7-day current yield 5.72%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO
MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT
SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.
Performance figures (through 1993 for MainStay Institutional
Value Equity Fund and MainStay Institutional Growth Equity Fund,
1996 for MainStay Institutional Asset Manager Fund, and 1998 for
MainStay Institutional International Equity Fund) reflect certain fee waivers and/or expense limitations. As a result, total return figures, which take into account these fee waivers and/or expense limitations, may have been lower had they not been in effect. The fee waivers and expense limitations are voluntary and may be terminated at any time.
See prospectuses for more detailed information. The Funds' prospectuses contain more information about advisory fees, other expenses, and share classes. Please read them carefully before you invest or send money.
Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid, and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.

The views of the Funds' management and portfolio holdings are as of October 31, 2000; views and portfolio holdings may have changed subsequently. Nothing in this report is a recommendation to purchase or sell securities.
* Total return includes the change in share price and reinvestment of capital gain distributions and dividends.
(+) The inception date of these Institutional Class shares is
    1/2/91.
(++) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Funds' inception (1/2/91) up to 12/31/94. Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception (1/1/95) up to 12/7/98. Performance figures for these classes after these dates will vary based on differences in their expense structures.
(sec.) Performance figures and inception dates for the MainStay
    Institutional International Equity and MainStay Institutional International Bond Funds include the historical performance of the predecessor subaccounts, whose inception dates were 7/31/92 and 1/31/90, respectively. These Funds commenced operations on 1/1/95. MacKay Shields LLC, the Funds' investment subadvisor, served as investment advisor to the Separate Accounts, and the investment objectives, policies, restrictions, guidelines, and management style of the Separate Accounts were substantially similar to those of the respective Funds. Performance figures for the period prior to 1/1/95 have been calculated using the Separate Accounts' expense structures, which generally were higher than the expense structure of the Funds. The Separate Accounts were not registered under the Investment Company Act of 1940 (1940 Act) and therefore were not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Accounts had been registered under the 1940 Act, the Separate Accounts' performance may have been adversely affected.
(II) MainStay Institutional Money Market Fund had an effective 7-day yield of 6.41%, for the Institutional Class; 6.14% for the Service Class; 5.88% for the Sweep Shares Class; all as of 10/31/00. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 6.31% and 6.12%, respectively, for the Institutional Class; 6.05% and 5.87%, respectively, for the Service Class; and 5.78% and 5.62%, respectively, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.
    Investments in MainStay Institutional Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  NOT FDIC INSURED.     NO BANK GUARANTEE.     MAY LOSE VALUE.

                              TABLE OF CONTENTS
                              Chairman's Letter 2

                              Portfolio Managements' Discussions and Analyses and
                              Financial Statements 3

                              GROWTH FUNDS
                              Growth Equity Fund 3
                              Indexed Equity Fund 14

                              GROWTH AND INCOME FUNDS
                              Value Equity Fund 30
                              Asset Manager Fund 40

                              INTERNATIONAL FUNDS
                              International Equity Fund 58
                              EAFE Index Fund 72
                              International Bond Fund 90

                              INCOME FUNDS
                              Bond Fund 100
                              Indexed Bond Fund 110
                              Short-Term Bond Fund 120
                              Money Market Fund 130

                              Note 1 Organization and Business 138
                              Note 2 Significant Accounting Policies 139
                              Note 3 Fees and Related Party Policies 148
                              Note 4 Federal Income Tax 151
                              Note 5 Financial Investments 152
                              Note 6 Line of Credit 152
                              Note 7 Purchases and Sales of Securities 154
                              Note 8 Capital Share Transactions 154

                              Report of Independent Accountants 156

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

Report to shareholders for the period
November 1, 1999, through October 31, 2000.

The close of any fiscal year is a time for new beginnings. This is particularly true at MainStay(R) Institutional Funds Inc., as we look forward to exciting new developments in the months ahead.

On or about January 2, 2001, MainStay Institutional Funds will be renamed Eclipse Funds Inc. At that time, our Fund family will be expanded with additional Fund offerings. We will also lower our investment minimum to make our Funds accessible to a wider range of investors. While the names of MainStay Institutional Funds will change, their investment objectives, share classes, and fee structures will remain the same--as will the portfolio managers responsible for each Fund's day-to-day investment decisions.

During the 12 months ended October 31, 2000, investors weathered Y2K computer concerns, rising interest rates, higher oil prices, a strengthening U.S. dollar, and ongoing sensitivity to any signs of inflation. With slowing economic growth and one of the tightest labor markets in history, the interplay of productivity, wages, prices, and profits fueled ongoing stock market volatility, creating both risks and opportunities.

After a smooth transition into the year 2000, technology stocks climbed to new highs in early April, but rapidly retreated to more realistic levels. Reeling from the sharp decline, technology investors were quick to respond to any negative news through the end of October 2000. Large-cap stocks were also volatile, with a number of peaks and valleys throughout the year. Disappointing third-quarter earnings reports took a toll on large-cap equities in September and October, but a late-October rally helped close the 12-month period on a positive note.

The strength of the U.S. dollar negatively impacted most international stock markets, with only a handful generating positive returns in U.S. dollar terms. Rising interest rates and weak currencies hurt many international bond markets, but several emerging bond markets benefited from rising oil prices and provided strong returns.

The Federal Reserve raised the targeted federal funds rate four times in the 12 months ended October 31, 2000, for a total of 1.25%. Rising capital costs caused corporate bonds to underperform, while a government buyback program and a shifting yield curve created opportunities among Treasuries.

Each of the MainStay Institutional Funds uses a well-defined investment process that's consistently applied across all market environments. This allows our clients to focus on their long-range goals, while our portfolio managers pursue competitive returns regardless of where the markets may move.

This annual report outlines the specific events that affected your MainStay Institutional Funds during the 12 months ended October 31, 2000. We hope that our focus on integrity, performance, and service have helped you pursue your objectives with greater confidence and consistency during the past fiscal year. As we look to the future, we hope our new name and new Funds will help expand your options and opportunities for many years to come.

Sincerely,

[SIG]

Stephen C. Roussin
November 2000

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Growth Equity Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2000, the U.S. stock market was buffeted by a variety of forces. The Federal Reserve increased the targeted federal funds rate four times--for a total of 1.25%--to slow the pace of the economy and keep inflation in check. With the cost of capital and energy rising for corporations, the market focused more closely on earnings projections and was particularly unforgiving when companies failed to meet expectations.

Both "old-economy" stocks, such as health care, retailers, and utilities, and "new-economy" technology stocks had their ups and downs in the 12 months ended October 31, 2000, but the two seemed to move on different trajectories. Technology stocks soared into 2000 and rose through early April, when a negative inflation report and the Microsoft antitrust decision seemed to derail the technology bandwagon. More defensive old-economy stocks picked up as technology tumbled, and among large-cap equities, value outpaced growth through much of the reporting period.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional Growth Equity Fund returned 12.24% for Institutional Class shares and 11.93% for Service Class shares. Both share classes underperformed the 15.25% return of the average Lipper(1) large-cap growth fund for the same period. During the 12-month period, both share classes outperformed the 6.09% return of the S&P 500 Index.(2)

Both of the Fund's share classes were rated four stars overall out of 3,948 domestic equity funds by Morningstar(3) as of October 31, 2000. Both share classes were rated four stars out of 3,948 domestic equity funds for the three-year period then ended and four stars out of 2,458 domestic equity funds for the five-year period then ended.

TECHNOLOGY

In the last two months of 1999, the Fund benefited from its overweighted position in technology. Strong performers included Sun Microsystems, EMC, and Oracle, all of which contributed positively to the Fund's performance throughout the Fund's fiscal year. Careful security selection among technology stocks was a strong contributor to overall performance, particularly in a year when many technology names saw dramatic reversals. Although Texas Instruments and Intel both provided positive returns for the Fund's fiscal year, both faced ups and downs in an especially volatile market for technology stocks. Motorola's continuing difficulties negatively impacted the Fund's performance, and in September, we purchased shares of Hewlett-Packard for the Fund, expecting a turnaround that has yet to occur.

CAPITAL GOODS AND CONSUMER CYCLICALS

The Fund's capital goods positions, including Corning and Tyco International, contributed positively to performance during the Fund's fiscal year. The Fund was also overweighted in consumer cyclicals early in 2000, benefiting from its holdings in Time Warner, Circuit

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S NET ASSET VALUE WILL FLUCTUATE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of the three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

City, and Harley-Davidson. As 2000 progressed, however, Circuit City floundered and we sold the Fund's entire position. Although Time Warner lost much of the ground that it had gained, we believe the stock continues to have potential. Fortunately, Harley-Davidson's performance was particularly strong throughout the Fund's fiscal year.

HEALTH CARE AND RELATED ISSUES

The health care sector had mixed results. Merck and Schering-Plough both suffered early in 2000 as the market focused on technology stocks. When the technology bubble burst, however, many investors turned their attention to steady performers such as pharmaceuticals. Both stocks ended the Fund's fiscal year in positive territory, with Merck staging a significant rally at the end of October. Recent pharmaceutical stock purchases include generic, respiratory, and cancer drug maker IVAX; time-release drug producer Andrx; and eye and skin care specialist, Allergan. All three stocks have increased in value since their purchase.

Medical device manufacturer Medtronic had a positive impact on the Fund's performance, climbing significantly throughout the year. Guidant also had positive results for the Fund's fiscal year, despite a significant drop in October, when analysts reevaluated the company's coronary stent business. After peaking in early March, PE Biosystems followed the technology trend downward, but made a substantial recovery, to close the Fund's fiscal year at more than three times its price on November 1, 1999.

OTHER SECTORS

The Fund benefited from a heavily overweighted position in utilities during the third calendar quarter of 2000, with AES and Enron providing strong performance. Even with weaker performance in October, both stocks ended the reporting period at more than twice their price on November 1, 1999. General Electric, one of the Fund's ten largest holdings as of October 31, 2000, also provided positive results for the Fund.

On the whole, telecommunications did not fare as well as other sectors. The Fund sold AT&T Wireless and Global Crossing and reduced its position in Nextel. WorldCom and Voicestream provided modest gains, but the Fund's purchase of Nortel Networks had a negative impact on performance, when its stock price dropped at the end of the reporting period on disappointing earnings news. Communications equipment companies also had mixed results, with Cisco Systems rising and Nokia holding its own, while Tellabs had a difficult year. The Fund sold Lucent Technologies in the midst of the stock's extended decline.

Among retailers, Kohl's and CVS provided positive results for the Fund, while some others faced setbacks. Home Depot dropped precipitously in early October after an earnings warning, but we continue to hold the stock, believing the price adjustment was excessive, based on the company's still-solid underlying business fundamentals. Staples, on the other hand, saw continued price erosion, and we reduced the Fund's position to put the assets to more productive use.

Finally, the Fund benefited from a substantial position in Citigroup and selective new purchases in the financial services sector, including Household International, MBNA, and Mellon Financial.

LOOKING AHEAD

With signs that the economy is beginning to slow and that inflation may remain subdued,

--------------------------------------------------------------------------------

we are optimistic for growth prospects in the coming months. We believe the Fund is appropriately overweighted in technology stocks and utilities and will continue to seek investment opportunities as an election year ends and a new administration takes the helm.

No matter what the economy or markets may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, remaining an incidental consideration.

RUDOLPH C. CARRYL
EDMUND C. SPELMAN
Portfolio Managers
MacKay Shields LLC

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX

                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Line Graph]

                                                                       S&P 500 INDEX                    GROWTH EQUITY FUND
                                                                       -------------                    ------------------
1/2/91                                                                 $250000.00000                      $250000.00000
91                                                                     $326169.00000                      $417500.00000
92                                                                     $351004.00000                      $441009.00000
93                                                                     $386397.00000                      $483314.00000
94                                                                     $391491.00000                      $472535.00000
95                                                                     $538653.00000                      $651552.00000
96                                                                     $662317.00000                      $792393.00000
97                                                                     $883274.00000                      $988384.00000
98                                                                     $113568.00000                      $138870.00000
99                                                                     $137482.00000                      $174060.00000
00 as of 10/31/00                                                      $134992.00000                      $171400.00000

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX

                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                                       S&P 500 INDEX                    GROWTH EQUITY FUND
                                                                       -------------                    ------------------
1/2/91                                                                 $250000.00000                      $250000.00000
91                                                                     $326169.00000                      $417500.00000
92                                                                     $351004.00000                      $441009.00000
93                                                                     $386397.00000                      $483314.00000
94                                                                     $391491.00000                      $472535.00000
95                                                                     $538653.00000                      $649752.00000
96                                                                     $662317.00000                      $788082.00000
97                                                                     $883274.00000                      $981124.00000
98                                                                     $113568.00000                      $137529.00000
99                                                                     $137482.00000                      $171952.00000
00 as of 10/31/00                                                      $134992.00000                      $168929.00000

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                            AVERAGE ANNUAL TOTAL RETURN(*)
             PERFORMANCE                        AS OF OCTOBER 31, 2000
-------------------------------------------------------------------------------
                                        ONE YEAR   FIVE YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------
Growth Equity Fund Institutional Class   12.24%      22.00%          21.61%
Growth Equity Fund Service Class(+)      11.93       21.71           21.43
Average Lipper large-cap growth
 fund(++)                                15.25       22.17           19.29
S&P 500 Index(sec.)                       6.09       21.67           19.03

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[BAR GRAPH]

                                                                                                       TEN
                                                                                                      MONTHS         YEAR
                                                       YEAR END                                       ENDED          ENDED
                                                      DECEMBER 31                                   OCTOBER 31    OCTOBER 31
1991        1992         1993         1994         1995         1996         1997         1998         1999          2000
----        ----         ----         ----         ----         ----         ----         ----         ----          ----
67          5.63%        9.59%       -2.23%       37.88%       21.62%       24.73%       40.50%        9.96%        12.24%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P
       500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

COMMON STOCKS (100.2%)+
                                 SHARES          VALUE
                               ---------------------------
BANKS (0.5%)
Mellon Financial Corp. ......      131,500   $    6,344,875
                                             --------------
BIOTECHNOLOGY (1.6%)
Genentech, Inc. (a)..........      240,000       19,800,000
                                             --------------
BROADCAST/MEDIA (1.4%)
Clear Channel Communications,
 Inc. (a)....................      273,620       16,434,301
                                             --------------
COMMUNICATIONS--EQUIPMENT (10.1%)
Cisco Systems, Inc. (a)......      795,600       42,862,950
Corning, Inc. ...............      586,500       44,867,250
Nokia Corp. PLC ADR (b)......      232,000        9,918,000
Nortel Networks Corp. .......      193,900        8,822,450
Tellabs, Inc. (a)............      350,000       17,478,125
                                             --------------
                                                123,948,775
                                             --------------
COMPUTER SOFTWARE & SERVICES (5.4%)
Microsoft Corp. (a)..........      465,000       32,026,875
Oracle Corp. (a).............    1,023,748       33,783,684
                                             --------------
                                                 65,810,559
                                             --------------
COMPUTER SYSTEMS (9.6%)
EMC Corp. (a)................      626,200       55,770,937
Hewlett-Packard Co. .........      109,400        5,080,263
Sun Microsystems, Inc. (a)...      505,800       56,080,575
                                             --------------
                                                116,931,775
                                             --------------
ELECTRIC POWER COMPANIES (3.4%)
AES Corp. (The) (a)..........      734,800       41,516,200
                                             --------------
ELECTRICAL EQUIPMENT (3.1%)
General Electric Co. ........      691,800       37,919,287
                                             --------------
ELECTRONICS--SEMICONDUCTORS (8.0%)
Analog Devices, Inc. (a).....      213,000       13,845,000
Applied Materials, Inc.
 (a).........................      153,600        8,160,000
Cypress Semiconductor Corp.
 (a).........................      193,000        7,225,437
Intel Corp. .................      633,700       28,516,500
Motorola, Inc. ..............      686,100       17,109,619
Texas Instruments Inc. ......      477,600       23,432,250
                                             --------------
                                                 98,288,806
                                             --------------
ENTERTAINMENT (4.6%)
Time Warner Inc. ............      268,900       20,412,199
Viacom, Inc. Class B (a).....      457,761       26,035,157
Walt Disney Co. (The)........      263,300        9,429,431
                                             --------------
                                                 55,876,787
                                             --------------
FINANCE (4.3%)
Citigroup Inc. ..............      713,193       37,531,781
MBNA Corp. ..................      411,900       15,471,994
                                             --------------
                                                 53,003,775
                                             --------------

                                 SHARES          VALUE
                               ---------------------------

HEALTH CARE--DRUGS (5.7%)
Andrx Group (a)..............       68,000   $    4,896,000
IVAX Corp. (a)...............      274,500       11,940,750
Merck & Co., Inc. ...........      340,800       30,650,700
Schering-Plough Corp. .......      433,100       22,385,856
                                             --------------
                                                 69,873,306
                                             --------------
HEALTH CARE--MEDICAL PRODUCTS (6.5%)
Baxter International Inc. ...      246,800       20,283,875
Guidant Corp. (a)............      363,400       19,237,488
Medtronic, Inc. .............      522,400       28,372,850
PE Corp-PE Biosystems Group..      100,000       11,700,000
                                             --------------
                                                 79,594,213
                                             --------------
HEALTH CARE--MISCELLANEOUS (6.1%)
Abgenix, Inc. (a)(c)(d)......      100,000        7,000,000
Allergan, Inc. ..............      157,600       13,248,250
Amgen Inc. (a)...............      326,900       18,939,769
Bristol-Myers Squibb Co. ....      454,900       27,720,469
MedImmune, Inc. (a)..........      107,800        7,047,425
                                             --------------
                                                 73,955,913
                                             --------------
HOUSEHOLD PRODUCTS (2.0%)
Colgate-Palmolive Co. .......      413,600       24,303,136
                                             --------------
INDEPENDENT POWER PRODUCER (0.6%)
Calpine Corp. (a)............       90,000        7,104,375
                                             --------------
INSURANCE (4.2%)
American International Group,
 Inc. .......................      328,143       32,158,014
Marsh & McLennan Cos.,
 Inc. .......................      142,900       18,684,175
                                             --------------
                                                 50,842,189
                                             --------------
INVESTMENT BANK/BROKERAGE (1.4%)
Goldman Sachs Group, Inc.
 (The).......................      174,300       17,397,319
                                             --------------
LEISURE TIME (3.2%)
Harley-Davidson, Inc. .......      797,800       38,443,987
                                             --------------
MANUFACTURING (3.4%)
Tyco International Ltd. .....      738,600       41,869,388
                                             --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.1%)
Enron Corp. .................      314,900       25,841,481
                                             --------------
PERSONAL LOANS (3.1%)
Household International,
 Inc. .......................      352,600       17,740,188
Providian Financial Corp. ...      195,550       20,337,200
                                             --------------
                                                 38,077,388
                                             --------------
RETAIL (7.2%)
Bed Bath & Beyond Inc. (a)...      818,800       21,135,275
CVS Corp. ...................      230,000       12,175,625
Home Depot, Inc. (The).......      367,050       15,783,150
Kohl's Corp. (a).............      608,000       32,946,000
Staples, Inc. (a)............      396,000        5,643,000
                                             --------------
                                                 87,683,050
                                             --------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)
                                 SHARES          VALUE
                               ---------------------------
SPECIALIZED SERVICES (1.3%)
Omnicom Group Inc. ..........      170,000   $   15,682,500
                                             --------------
TELECOMMUNICATIONS (1.4%)
Nextel Communications, Inc.
 Class A (a).................      132,000        5,073,750
WorldCom, Inc. (a)...........      523,932       12,443,385
                                             --------------
                                                 17,517,135
                                             --------------
Total Common Stocks (Cost
 $709,363,183)...............                 1,224,060,520
                                             --------------
SHORT-TERM INVESTMENTS (0.6%)
                                PRINCIPAL
                                 AMOUNT
                               -----------
COMMERCIAL PAPER (0.5%)
Associates Corp.
 6.63%, due 11/1/00..........  $ 5,425,000        5,425,000
                                             --------------
Total Commercial Paper
 (Cost $5,425,000)...........                     5,425,000
                                             --------------
                                 SHARES
                               -----------
INVESTMENT COMPANY (0.1%)
Merrill Lynch Premier
 Institutional Fund..........    1,745,910        1,745,910
                                             --------------
Total Investment Company
 (Cost $1,745,910)...........                     1,745,910
                                             --------------
Total Short-Term Investments
 (Cost $7,170,910)...........                     7,170,910
                                             --------------
Total Investments
 (Cost $716,534,093) (e).....        100.8%   1,231,231,430(f)
Liabilities in Excess of
 Cash and Other Assets.......         (0.8)      (9,283,314)
                               -----------   --------------
Net Assets...................        100.0%  $1,221,948,116
                               ===========   ==============

------------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  Restricted security.
(d)  Fair valued security.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At October 31, 2000 net unrealized appreciation was $514,697,337, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $549,775,372 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $35,078,035.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

GROWTH EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000


ASSETS:
 Investment in securities, at value (identified
   cost $716,534,093)...........................  $1,231,231,430
 Cash...........................................           3,730
 Receivables:
   Dividends....................................         349,482
   Fund shares sold.............................         282,283
                                                  --------------
       Total assets.............................   1,231,866,925
                                                  --------------
LIABILITIES:
 Payables:
   Investment securities purchased..............       7,000,000
   Fund shares redeemed.........................       1,810,768
   MainStay Management..........................         872,278
   Transfer agent...............................         101,331
   Custodian....................................          51,408
 Accrued expenses...............................          83,024
                                                  --------------
       Total liabilities........................       9,918,809
                                                  --------------
 Net assets.....................................  $1,221,948,116
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class..........................  $       31,928
   Institutional Service Class..................             670
 Additional paid-in capital.....................     555,894,730
 Accumulated undistributed net realized gain on
   investments..................................     151,323,451
 Net unrealized appreciation on investments.....     514,697,337
                                                  --------------
 Net assets.....................................  $1,221,948,116
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $1,197,215,779
                                                  ==============
 Shares of capital stock outstanding............      31,927,773
                                                  ==============
 Net asset value per share outstanding..........  $        37.50
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $   24,732,337
                                                  ==============
 Shares of capital stock outstanding............         670,532
                                                  ==============
 Net asset value per share outstanding..........  $        36.88
                                                  ==============

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $  4,330,469
   Interest.......................................       667,620
                                                    ------------
       Total income...............................     4,998,089
                                                    ------------
 Expenses:
   Management.....................................    10,407,231
   Transfer agent.................................       542,486
   Professional...................................       141,332
   Custodian......................................       106,419
   Service........................................        63,763
   Shareholder communication......................        50,483
   Directors......................................        32,363
   Registration...................................        15,973
   Miscellaneous..................................        35,945
                                                    ------------
       Total expenses.............................    11,395,995
                                                    ------------
 Net investment loss..............................    (6,397,906)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments.................   151,326,925
 Net change in unrealized appreciation on
   investments....................................   (13,386,380)
                                                    ------------
 Net realized and unrealized gain on investments..   137,940,545
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $131,542,639
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $7,833.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                   2000            1999*             1998
                                                              --------------   --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $   (6,397,906)  $   (4,279,422)  $   (2,571,953)
    Net realized gain on investments........................     151,326,925      100,178,405       62,407,353
    Net change in unrealized appreciation on investments....     (13,386,380)       2,256,265      227,097,694
                                                              --------------   --------------   --------------
    Net increase in net assets resulting from operations....     131,542,639       98,155,248      286,933,094
                                                              --------------   --------------   --------------
  Distributions to shareholders:
    From net realized gain on investments:
      Institutional Class...................................     (97,923,006)      (9,645,711)     (60,369,694)
      Institutional Service Class...........................      (2,258,147)        (241,486)        (994,776)
                                                              --------------   --------------   --------------
        Total distributions to shareholders.................    (100,181,153)      (9,887,197)     (61,364,470)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     158,989,894      181,040,640      135,442,134
      Institutional Service Class...........................       6,666,807       12,746,881        3,436,490
    Net asset value of shares issued to shareholders in
      reinvestment of distributions:
      Institutional Class...................................      97,916,401        9,645,054       60,366,383
      Institutional Service Class...........................       2,244,713          227,218          900,466
                                                              --------------   --------------   --------------
                                                                 265,817,815      203,659,793      200,145,473
    Cost of shares redeemed:
      Institutional Class...................................    (140,111,689)    (202,660,461)    (142,993,936)
      Institutional Service Class...........................     (10,862,255)      (4,349,099)      (2,633,729)
                                                              --------------   --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     114,843,871       (3,349,767)      54,517,808
                                                              --------------   --------------   --------------
      Net increase in net assets............................     146,205,357       84,918,284      280,086,432
NET ASSETS:
  Beginning of period.......................................   1,075,742,759      990,824,475      710,738,043
                                                              --------------   --------------   --------------
  End of period.............................................  $1,221,948,116   $1,075,742,759   $  990,824,475
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       (THIS PAGE INTENTIONALLY LEFT BLANK)

  GROWTH EQUITY FUND
  FINANCIAL HIGHLIGHTS
  (Selected per share data and ratios)

                                              INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                              INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                     JANUARY 1, 1999
                                       YEAR ENDED                        THROUGH                       YEAR ENDED
                                    OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                              -----------------------------   -----------------------------   -----------------------------
Net asset value at beginning
 of period..................   $    36.45      $    35.99      $    33.48      $    33.13      $    25.43      $    25.24
                               ----------      ----------      ----------      ----------      ----------      ----------
Net investment income
 (loss).....................        (0.20)(a)       (0.29)(a)       (0.14)(a)       (0.21)(a)       (0.09)(a)       (0.16)(a)
Net realized and unrealized
 gain on investments........         4.66            4.59            3.45            3.41           10.35           10.26
                               ----------      ----------      ----------      ----------      ----------      ----------
Total from investment
 operations.................         4.46            4.30            3.31            3.20           10.26           10.10
                               ----------      ----------      ----------      ----------      ----------      ----------
Less dividends and
 distributions:
From net investment income..           --              --              --              --              --              --
From net realized gain on
 investments................        (3.41)          (3.41)          (0.34)          (0.34)          (2.21)          (2.21)
In excess of net investment
 income.....................           --              --              --              --              --              --
In excess of net realized
 gain on investments........           --              --              --              --              --              --
                               ----------      ----------      ----------      ----------      ----------      ----------
Total dividends and
 distributions..............        (3.41)          (3.41)          (0.34)          (0.34)          (2.21)          (2.21)
                               ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at end of
 period.....................   $    37.50      $    36.88      $    36.45      $    35.99      $    33.48      $    33.13
                               ==========      ==========      ==========      ==========      ==========      ==========
Total investment return.....        12.24%          11.93%           9.96%(c)        9.74%(c)       40.50%          40.18%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income
   (loss)...................        (0.52%)         (0.77%)         (0.49%)+        (0.74%)+        (0.31%)         (0.56%)
 Net expenses...............         0.93%           1.18%           0.93%+          1.18%+          0.94%           1.19%
Portfolio turnover rate.....           48%             48%             27%             27%             29%             29%
Net assets at end of period
 (in 000's).................   $1,197,216      $   24,732      $1,049,756      $   25,987      $  975,010      $   15,814

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
      $    21.99      $    21.88      $    18.84      $    18.80      $    13.68      $    13.68
      ----------      ----------      ----------      ----------      ----------      ----------
           (0.08)(a)       (0.14)(a)       (0.06)(a)       (0.11)(a)        0.02           (0.01)
            5.45            5.43            4.14            4.12            5.16            5.14
      ----------      ----------      ----------      ----------      ----------      ----------
            5.37            5.29            4.08            4.01            5.18            5.13
      ----------      ----------      ----------      ----------      ----------      ----------
              --              --              --              --           (0.02)          (0.01)
           (1.93)          (1.93)          (0.93)          (0.93)             --              --
              --              --              --              --           (0.00)(b)       (0.00)(b)
              --              --              --              --           (0.00)(b)       (0.00)(b)
      ----------      ----------      ----------      ----------      ----------      ----------
           (1.93)          (1.93)          (0.93)          (0.93)          (0.02)          (0.01)
      ----------      ----------      ----------      ----------      ----------      ----------
      $    25.43      $    25.24      $    21.99      $    21.88      $    18.84      $    18.80
      ==========      ==========      ==========      ==========      ==========      ==========
           24.73%          24.50%          21.62%          21.29%          37.88%          37.50%
           (0.31%)         (0.56%)         (0.27%)         (0.52%)          0.12%          (0.13%)
            0.93%           1.18%           0.92%           1.17%           0.93%           1.18%
              36%             36%             22%             22%             33%             33%
      $  700,070      $   10,668      $  541,212      $    6,842      $  412,129      $    2,729

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Indexed Equity Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2000, the U.S. stock market was buffeted by a variety of forces. The Federal Reserve increased the targeted federal funds rate four times--for a total of 1.25%--to slow the pace of the economy and keep inflation in check. With the cost of capital rising for corporations, the market focused more closely on earnings projections and was particularly unforgiving when companies failed to meet expectations.

Both "old-economy" stocks, such as health care, retailers, and utilities, and "new-economy" technology stocks had their ups and downs in the 12 months ended October 31, 2000, but the two seemed to move on different trajectories. Technology stocks soared into 2000 and rose through early April, when a negative inflation report and the Microsoft antitrust decision seemed to derail "dot.com" fever. More defensive old-economy stocks picked up as technology tumbled, and among large-cap equities, value outpaced growth through much of the reporting period.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional Indexed Equity Fund returned 5.98% for Institutional Class shares and 5.72% for Service Class shares. Both share classes outperformed the 5.48% return of the average Lipper(1) S&P 500 Index objective fund for the same period. During the 12-month period, both share classes underperformed the 6.09% return of the S&P 500 Index.(2) Investors should expect the Fund to lag the Index somewhat, since the Fund faces real-world fees and expenses that a hypothetical index does not.

Both of the Fund's share classes were rated four stars overall out of 3,948 domestic equity funds by Morningstar(3) as of October 31, 2000. Both share classes were rated four stars out of 3,948 domestic equity funds for the three-year period then ended and four stars out of 2,458 domestic equity funds for the five-year period then ended.

BEST AND WORST PERFORMERS

During the 12 months ended October 31, 2000, several "old-economy" stock sectors had the highest total returns in the S&P 500 Index, with health-related industries leading the pack. Hospital management returned 76.9%, health care--HMOs advanced 74.3%, and retail stores--drugs returned 68.8%. Other top performing sectors included food and health distributors, which advanced 61.4%, and investment banks/brokerage, which rose 58.3%.

The weakest sectors in the Index included containers (-60.4%), office equipment (-56.3%), telecommunications--long distance (-54.8%), and photography and imaging (-36.4%).

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The Fund's net asset value will fluctuate and you could lose money by investing in the Fund. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Monitor Capital Advisors LLC. S&P does not sponsor, endorse, sell, or promote the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of the three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

In terms of overall impact on the Index taking both returns and weightings into account, the best-performing sectors were computers--networking, computers--peripherals, diversified financial companies, electrical equipment, and multi-line insurance companies. Taking both returns and weightings into account, long-distance telephone companies were the weakest-performing sector, followed by communication equipment, general merchandise retailers, computer software/services, and money-center banks.

Advances and declines among individual companies were considerably more dramatic. Network Appliance (+543.2%) was a top-performer, with an expanding market for its Internet and intranet file-delivery systems. Siebel Systems produces customer relationship software and provided an outstanding 282.2% return during the Fund's fiscal year. Life sciences specialist PE Corporation--PE Biosystems Group (+260.7%) and integrated circuit and digital equipment manufacturer Broadcom (+248.0%) rounded out the top five companies in the Index in terms of total return.

Based on total return alone, the worst-performing stocks in the S&P 500 for the 12-month period were Armstrong Holdings (-92.3%) and Owens-Illinois (-75.2%), both of which suffered from concerns over asbestos litigation. W. R. Grace (-74.5%), Compuware (-71.7%), and Conseco (-71.5%), were also among the weakest stocks in the Index in terms of total return.

Taking both returns and weightings into account, the companies with the greatest positive impact on the performance of the Index during the reporting period were Oracle, EMC, General Electric, American International Group, and Citigroup. On a weighted return basis, the companies that detracted most from the performance of the Index during the Fund's fiscal year were Microsoft, Lucent Technologies, AT&T, WorldCom Inc., and Wal-Mart Stores.

INDEX CHANGES

From time to time, Standard & Poor's adjusts the S&P 500 Index to reflect changes in the companies and industries that impact our economy. There were two significant additions to the S&P 500 Index during the reporting period. Yahoo!, a global Internet media company, was added on December 8, 1999, as the 30th largest member of the Index at that time. JDS Uniphase, a company that designs, develops, manufactures, and distributes products for the fiberoptic communications market, joined the Index on July 26, 2000, as the 29th largest member of the Index on that date.

These weren't the only changes to the Index during the reporting period. Over 40 stocks were added to the Index and more than 40 were deleted between November 1, 1999, and October 31, 2000, either to better reflect the makeup of our economy or because of mergers, acquisitions, bankruptcies, or other corporate actions.

LOOKING AHEAD

Despite a generally favorable economic outlook, corporations now have to contend with high oil prices, higher borrowing costs, and extremely low unemployment. Having recently seen several earnings disappointments, we anticipate continued uncertainty, ongoing volatility, and trading within a range, at least for a while.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total-return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
Monitor Capital Advisors LLC

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      INDEXED EQUITY FUND VS S&P 500 INDEX

                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                     S&P 500 INDEX         INSTITUTIONAL CLASS SHARES
                                                     -------------         --------------------------
1/2/91                                              $250000.00000                $250000.00000
91                                                  $326169.00000                $324500.00000
92                                                  $351004.00000                $347828.00000
93                                                  $386397.00000                $380544.00000
94                                                  $391491.00000                $383975.00000
95                                                  $538653.00000                $525597.00000
96                                                  $662317.00000                $644201.00000
97                                                  $883274.00000                $856036.00000
98                                                  $113568.00000                $110102.00000
99                                                  $137482.00000                $133038.00000
00 as of 10/31/00                                   $134992.00000                $130455.00000

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      INDEXED EQUITY FUND VS S&P 500 INDEX

                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                       S&P 500 INDEX                   SERVICE CLASS SHARES
                                                                       -------------                   --------------------
1/2/91                                                                 $250000.00000                      $259000.00000
91                                                                     $326169.00000                      $324500.00000
92                                                                     $351004.00000                      $347828.00000
93                                                                     $386397.00000                      $380544.00000
94                                                                     $391491.00000                      $383975.00000
95                                                                     $538653.00000                      $524887.00000
96                                                                     $662317.00000                      $641470.00000
97                                                                     $883274.00000                      $850611.00000
98                                                                     $113568.00000                      $109081.00000
99                                                                     $137482.00000                      $131529.00000
00 as of 10/31/00                                                      $134992.00000                      $128690.00000

                                                  AVERAGE ANNUAL TOTAL RETURN(*)
                PERFORMANCE                           AS OF OCTOBER 31, 2000
-------------------------------------------------------------------------------------
                                              ONE YEAR   FIVE YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------
Indexed Equity Fund Institutional Class         5.98%      21.40%          18.28%
Indexed Equity Fund Service Class(+)            5.72       21.10           18.12
Average Lipper S&P 500 index objective
 fund(++)                                       5.48       21.12           18.54
S&P 500 Index(sec.)                             6.09       21.67           19.03

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                                                       TEN
                                                                                                      MONTHS         YEAR
                                                       YEAR END                                       ENDED          ENDED
                                                      DECEMBER 31                                   OCTOBER 31    OCTOBER 31
1991        1992         1993         1994         1995         1996         1997         1998         1999          2000
----        ----         ----         ----         ----         ----         ----         ----         ----          ----
29.8%       7.19%        9.41%        0.90%       36.88%       22.57%       32.88%       28.62%       11.80%         5.98%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P
       500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

COMMON STOCKS (98.2%)+
                               SHARES          VALUE
                             -----------------------------
AEROSPACE/DEFENSE (1.2%)
Boeing Co. (The)...........      109,699   $    7,438,964
General Dynamics Corp. ....       24,620        1,761,869
Goodrich (B.F.) Co.
 (The).....................       13,216          541,030
Lockheed Martin Corp. .....       52,155        1,869,757
Northrop Grumman Corp. ....        8,521          715,764
Raytheon Co. Class B.......       41,803        1,429,140
Rockwell International
 Corp. ....................       23,177          911,146
United Technologies
 Corp. ....................       57,598        4,021,060
                                           --------------
                                               18,688,730
                                           --------------
AIRLINES (0.2%)
AMR Corp. (a)..............       19,232          629,848
Delta Air Lines, Inc. .....       15,110          713,947
Southwest Airlines Co. ....       60,683        1,729,466
US Airways Group, Inc.
 (a).......................        8,113          306,266
                                           --------------
                                                3,379,527
                                           --------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd. .......       40,908        1,291,159
Alcoa Inc. ................      106,456        3,053,956
                                           --------------
                                                4,345,115
                                           --------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber
 Co. ......................        9,106           99,597
Delphi Automotive Systems
 Corp. ....................       69,539        1,090,893
Genuine Parts Co. .........       21,828          465,209
Goodyear Tire & Rubber Co.
 (The).....................       19,306          357,161
Visteon Corp. .............       16,129          285,282
                                           --------------
                                                2,298,142
                                           --------------
AUTOMOBILES (0.6%)
Ford Motor Co. ............      229,623        5,998,901
General Motors Corp. ......       65,492        4,068,690
                                           --------------
                                               10,067,591
                                           --------------
BANKS--MAJOR REGIONAL (3.5%)
AmSouth Bancorp............       48,481          675,704
Bank of New York Co., Inc.
 (The).....................       90,175        5,190,699
Bank One Corp. ............      140,331        5,122,082
BB&T Corp. ................       48,093        1,532,964
Comerica Inc. .............       19,312        1,164,755
Fifth Third Bancorp........       57,051        2,930,995
Firstar Corp. .............      117,103        2,305,465
FleetBoston Financial
 Corp. ....................      110,226        4,188,588
Huntington Bancshares
 Inc. .....................       30,185          433,909
KeyCorp....................       53,134        1,311,746
Mellon Financial Corp. ....       60,527        2,920,428
National City Corp. .......       74,125        1,584,422
Northern Trust Corp. ......       27,191        2,321,432
Old Kent Financial
 Corp. ....................       16,073          445,021
PNC Financial Services
 Group, Inc. (The).........       35,570        2,378,744
Regions Financial Corp. ...       27,931          658,124

                               SHARES          VALUE
                             -----------------------------

BANKS--MAJOR REGIONAL (CONTINUED)
SouthTrust Corp. ..........       20,812   $      673,789
State Street Corp. ........       19,638        2,449,644
Summit Bancorp.............       21,215          795,563
SunTrust Banks, Inc. ......       37,241        1,817,826
Synovus Financial Corp. ...       33,551          723,443
Union Planters Corp. ......       16,709          564,973
U.S. Bancorp...............       90,311        2,184,397
Wachovia Corp. ............       24,745        1,336,230
Wells Fargo Co. ...........      201,265        9,321,085
                                           --------------
                                               55,032,028
                                           --------------
BANKS--MONEY CENTER (1.5%)
Bank of America Corp. .....      200,811        9,651,478
Chase Manhattan Corp.
 (The).....................      160,038        7,281,729
First Union Corp. .........      119,932        3,635,439
Morgan (J.P.) & Co.,
 Inc. .....................       19,476        3,223,278
                                           --------------
                                               23,791,924
                                           --------------
BANKS--SAVINGS & LOANS (0.3%)
Charter One Financial,
 Inc. .....................       26,566          609,358
Golden West Financial
 Corp. ....................       19,504        1,093,443
Washington Mutual, Inc. ...       65,857        2,897,708
                                           --------------
                                                4,600,509
                                           --------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Cos.,
 Inc. .....................      110,600        5,059,950
Brown-Forman Corp.
 Class B...................        8,500          517,437
Coors (Adolph) Co.
 Class B...................        4,618          294,109
                                           --------------
                                                5,871,496
                                           --------------
BEVERAGES--SOFT DRINKS (1.8%)
Coca-Cola Co. (The) (c)....      302,727       18,277,143
Coca-Cola Enterprises
 Inc. .....................       51,936          954,324
PepsiCo, Inc. .............      176,297        8,539,386
                                           --------------
                                               27,770,853
                                           --------------
BROADCAST/MEDIA (0.6%)
Clear Channel
 Communications, Inc.
 (a).......................       71,534        4,296,511
Comcast Corp. Special Class
 A (a).....................      110,667        4,509,680
                                           --------------
                                                8,806,191
                                           --------------
BUILDING MATERIALS (0.1%)
Masco Corp. ...............       54,955        1,026,972
Sherwin-Williams Co.
 (The).....................       20,182          437,697
Vulcan Materials Co. ......       12,417          521,514
                                           --------------
                                                1,986,183
                                           --------------
CHEMICALS (0.8%)
Air Products & Chemicals,
 Inc. .....................       28,330        1,057,063
Dow Chemical Co. (The).....       82,089        2,513,976
Du Pont (E.I.) De Nemours &
 Co. ......................      127,428        5,782,046
Eastman Chemical Co. ......        9,463          405,726

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)
                               SHARES          VALUE
                             -----------------------------
CHEMICALS (CONTINUED)
Hercules Inc. .............       12,417   $      227,386
Praxair, Inc. .............       19,506          726,598
Rohm & Haas Co. ...........       26,713          803,060
Union Carbide Corp. .......       16,488          708,984
                                           --------------
                                               12,224,839
                                           --------------
CHEMICALS--DIVERSIFIED (0.1%)
Avery Dennison Corp. ......       13,862          700,031
Engelhard Corp. ...........       15,514          323,855
FMC Corp. (a)..............        3,703          281,428
PPG Industries, Inc. ......       21,724          969,433
                                           --------------
                                                2,274,747
                                           --------------
CHEMICALS--SPECIALTY (0.0%) (b)
Grace (W.R.) & Co. (a).....        8,320           31,720
Great Lakes Chemical
 Corp. ....................        6,670          222,611
Sigma-Aldrich Corp. .......       10,387          371,335
                                           --------------
                                                  625,666
                                           --------------
COMMUNICATIONS--EQUIPMENT
MANUFACTURERS (7.0%)
ADC Telecommunications,
 Inc. (a)..................       94,258        2,014,765
Andrew Corp. (a)...........       10,093          265,572
Avaya Inc. (a).............       34,016          457,090
Cabletron Systems, Inc.
 (a).......................       22,480          609,770
Cisco Systems, Inc. (a)....      867,631       46,743,620
Comverse Technology, Inc.
 (a).......................       19,093        2,133,643
Corning Inc. ..............      107,992        8,261,388
JDS Uniphase Corp. (a).....      114,391        9,308,568
Lucent Technologies
 Inc. .....................      408,204        9,516,256
Network Appliance,
 Inc. (a)..................       38,329        4,561,151
Nortel Networks Corp. .....      365,259       16,619,284
QUALCOMM, Inc. (a).........       90,697        5,905,227
Scientific-Atlanta,
 Inc. .....................       19,529        1,336,516
Tellabs, Inc. (a)..........       49,918        2,492,780
                                           --------------
                                              110,225,630
                                           --------------
COMPUTER SOFTWARE & SERVICES (7.9%)
Adobe Systems Inc. ........       29,346        2,232,130
America Online Inc. (a)....      282,293       14,236,036
Autodesk, Inc. ............        7,236          159,644
Automatic Data Processing,
 Inc. .....................       76,763        5,013,583
BMC Software, Inc. (a).....       29,306          595,278
Ceridian Corp. (a).........       17,941          448,525
Citrix Systems, Inc. (a)...       21,743          481,064
Computer Associates
 International, Inc. ......       72,827        2,321,361
Computer Sciences Corp.
 (a).......................       20,654        1,301,202
Compuware Corp. (a)........       44,527          350,650
Electronic Data Systems
 Corp. ....................       56,978        2,674,405
Equifax Inc. ..............       17,384          599,748
First Data Corp. ..........       50,423        2,527,453
Mercury Interactive
 Corp. (a).................        9,700        1,076,700

                               SHARES          VALUE
                             -----------------------------

COMPUTER SOFTWARE & SERVICES (CONTINUED)
Microsoft Corp. (a)(c).....      643,216   $   44,301,502
Novell, Inc. (a)...........       40,614          365,526
Oracle Corp. (a)...........      688,248       22,712,184
Parametric Technology Corp.
 (a).......................       34,110          419,980
Paychex, Inc. .............       45,939        2,604,167
PeopleSoft, Inc. (a).......       33,900        1,479,416
Sabre Holdings Corp. (a)...       15,967          533,897
Sapient Corp. (a)..........       14,397          511,993
Siebel Systems, Inc. (a)...       50,944        5,345,936
VERITAS Software
 Corp. (a).................       49,181        6,935,288
Yahoo! Inc. (a)............       67,204        3,939,835
                                           --------------
                                              123,167,503
                                           --------------
COMPUTER SYSTEMS (6.6%)
Apple Computer, Inc. (a)...       39,869          779,937
Compaq Computer Corp. .....      206,331        6,274,526
Dell Computer Corp. (a)....      316,066        9,323,947
EMC Corp. (a)..............      266,602       23,744,241
Gateway Inc. (a)...........       39,254        2,025,899
Hewlett-Packard Co. .......      244,502       11,354,062
International Business
 Machines Corp. ...........      215,241       21,201,238
Lexmark International
 Group, Inc. (a)...........       16,054          658,214
NCR Corp. (a)..............       11,740          506,287
Palm, Inc. (a).............       69,299        3,711,828
Seagate Technology,
 Inc. (a)..................       28,014        1,957,478
Sun Microsystems, Inc.
 (a).......................      193,887       21,497,221
Unisys Corp. (a)...........       37,812          482,103
                                           --------------
                                              103,516,981
                                           --------------
CONGLOMERATES (0.1%)
Textron Inc. ..............       17,681          891,785
                                           --------------
CONTAINERS--METAL & GLASS (0.0%) (b)
Ball Corp. ................        3,667          128,804
Crown Cork & Seal Co.,
 Inc. .....................       15,266          139,302
Owens-Illinois, Inc. (a)...       18,078          107,338
                                           --------------
                                                  375,444
                                           --------------
CONTAINERS--PAPER (0.0%) (b)
Bemis Co., Inc. ...........        6,596          170,672
Pactiv Corp. (a)...........       20,827          218,683
Temple-Inland Inc. ........        6,421          287,340
                                           --------------
                                                  676,695
                                           --------------
COSMETICS/PERSONAL CARE (0.4%)
Alberto-Culver Co. Class
 B.........................        6,856          230,104
Avon Products, Inc. .......       29,073        1,410,040
Gillette Co. (The).........      127,674        4,452,631
International Flavors &
 Fragrances Inc. ..........       12,701          212,742
                                           --------------
                                                6,305,517
                                           --------------
ELECTRIC POWER COMPANIES (1.9%)
Ameren Corp. ..............       16,800          667,800

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                               SHARES          VALUE
                             -----------------------------
ELECTRIC POWER COMPANIES (CONTINUED)
American Electric Power
 Co., Inc. ................       39,842   $    1,653,443
Cinergy Corp. .............       19,589          599,913
CMS Energy Corp. ..........       13,552          365,904
Consolidated Edison,
 Inc. .....................       25,896          911,215
Constellation Energy Group,
 Inc. .....................       18,450          769,134
CP&L Energy, Inc. .........       19,749          796,132
Dominion Resources,
 Inc. .....................       29,359        1,748,695
DTE Energy Co. ............       17,601          635,836
Duke Energy Corp. .........       45,008        3,890,379
Edison International.......       40,640          970,280
Entergy Corp. .............       28,025        1,073,708
Exelon Corp. ..............       39,542        2,377,478
FirstEnergy Corp. .........       28,498          737,386
Florida Progress Corp. ....       12,033          640,005
FPL Group, Inc. ...........       21,995        1,451,670
GPU, Inc. .................       14,942          494,020
Niagara Mohawk Holdings
 Inc. (a)..................       21,258          340,128
PG&E Corp. ................       47,544        1,280,717
Pinnacle West Capital
 Corp. ....................       10,580          459,569
PPL Corp. .................       17,654          727,124
Public Service Enterprise
 Group Inc. ...............       26,718        1,108,797
Reliant Energy, Inc. ......       36,464        1,506,419
Southern Co. (The).........       79,970        2,349,119
TXU Corp. .................       32,493        1,204,272
Xcel Energy Inc. ..........       41,446        1,059,463
                                           --------------
                                               29,818,606
                                           --------------
ELECTRICAL EQUIPMENT (5.0%)
American Power Conversion
 Corp. (a).................       23,687          306,451
Cooper Industries, Inc. ...       11,521          440,678
Emerson Electric Co. ......       52,560        3,859,875
General Electric Co. (c)...    1,211,381       66,398,821
Grainger (W.W.), Inc. .....       11,641          371,784
Molex Inc. ................       24,077        1,300,158
Power-One, Inc. (a)........        9,000          638,438
Sanmina Corp. (a)..........       18,479        2,112,381
Solectron Corp. (a)........       73,678        3,241,832
Thomas & Betts Corp. ......        7,128          107,811
                                           --------------
                                               78,778,229
                                           --------------
ELECTRONICS--DEFENSE (0.0%) (b)
PerkinElmer, Inc. .........        5,990          715,805
                                           --------------
ELECTRONICS--INSTRUMENTATION (0.2%)
Agilent Technologies, Inc.
 (a).......................       55,333        2,562,610
Tektronix, Inc. ...........        5,882          419,092
                                           --------------
                                                2,981,702
                                           --------------
ELECTRONICS--SEMICONDUCTORS (5.5%)
Adaptec, Inc. (a)..........       12,651          200,044
Advanced Micro Devices,
 Inc. (a)..................       38,103          862,080
Altera Corp. (a)...........       48,800        1,997,750
Analog Devices, Inc. (a)...       43,294        2,814,110

                               SHARES          VALUE
                             -----------------------------

ELECTRONICS--SEMICONDUCTORS (CONTINUED)
Applied Materials, Inc.
 (a).......................       98,774   $    5,247,369
Broadcom Corp. (a).........       27,114        6,029,476
Conexant Systems, Inc.
 (a).......................       26,624          700,544
Intel Corp. ...............      820,927       36,941,715
KLA-Tencor Corp. (a).......       22,817          771,500
Linear Technology Corp. ...       38,338        2,475,197
LSI Logic Corp. (a)........       37,086        1,219,202
Maxim Integrated Products,
 Inc. (a)..................       34,408        2,281,680
Micron Technology,
 Inc. (a)..................       68,152        2,368,282
Motorola, Inc. ............      266,633        6,649,161
National Semiconductor
 Corp. (a).................       20,862          542,412
Novellus Systems, Inc.
 (a).......................       16,128          660,240
Teradyne, Inc. (a).........       21,328          666,500
Texas Instruments Inc. ....      210,911       10,347,821
Xilinx, Inc. (a)...........       40,213        2,912,929
                                           --------------
                                               85,688,012
                                           --------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. ...............        9,446          330,610
                                           --------------
ENTERTAINMENT (2.2%)
Seagram Co. Ltd. (The).....       53,156        3,036,536
Time Warner Inc. ..........      161,793       12,281,707
Viacom Inc. Class B (a)....      185,404       10,544,853
Walt Disney Co. (The)......      253,738        9,086,992
                                           --------------
                                               34,950,088
                                           --------------
FINANCIAL--MISCELLANEOUS (5.3%)
AFLAC Inc. ................       32,435        2,369,782
American Express Co. ......      162,679        9,760,740
American General Corp. ....       30,348        2,443,014
Associates First Capital
 Corp. Class A.............       89,887        3,337,055
CIT Group, Inc. (The)......       32,258          562,499
Citigroup Inc. ............      549,960       28,941,645
Fannie Mae.................      123,113        9,479,701
Franklin Resources Inc. ...       30,095        1,289,270
Freddie Mac................       84,951        5,097,060
MBIA Inc. .................       12,185          885,697
MBNA Corp. ................      104,254        3,916,041
Moody's Corp. .............       19,775          520,330
Morgan Stanley Dean Witter
 & Co. ....................      137,605       11,051,402
Price (T. Rowe) Associates,
 Inc. .....................       14,752          690,578
Stilwell Financial,
 Inc. .....................       27,229        1,220,199
USA Education Inc. ........       19,109        1,067,715
                                           --------------
                                               82,632,728
                                           --------------
FOOD (1.2%)
Campbell Soup Co. .........       51,698        1,512,166
ConAgra Foods, Inc. .......       65,146        1,392,496
General Mills, Inc. .......       35,906        1,499,076
Heinz (H.J.) Co. ..........       43,108        1,807,842
Hershey Foods Corp. .......       16,937          919,891
Kellogg Co. ...............       50,107        1,271,465

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)
                               SHARES          VALUE
                             -----------------------------
FOOD (CONTINUED)
Nabisco Group Holdings
 Corp. ....................       40,323   $    1,164,327
Quaker Oats Co. (The)......       16,007        1,305,571
Ralston-Ralston Purina
 Group.....................       37,860          918,105
Sara Lee Corp. ............      106,733        2,301,430
Unilever N.V...............       69,959        3,554,792
Wrigley (Wm.) Jr. Co. .....       13,986        1,107,516
                                           --------------
                                               18,754,677
                                           --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.4%)
Cardinal Health, Inc. .....       33,719        3,194,875
McKesson HBOC, Inc. .......       34,717          974,246
SUPERVALU Inc. ............       14,359          220,770
SYSCO Corp. ...............       41,152        2,147,620
                                           --------------
                                                6,537,511
                                           --------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ........       48,455          648,085
Homestake Mining Co. ......       32,301          133,242
Newmont Mining Corp. ......       20,748          281,395
Placer Dome Inc. ..........       40,569          329,623
                                           --------------
                                                1,392,345
                                           --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp.
 (The).....................       10,520          395,815
Snap-on Inc. ..............        7,273          185,916
Stanley Works (The)........       10,833          288,429
                                           --------------
                                                  870,160
                                           --------------
HEALTH CARE--DIVERSIFIED (3.3%)
Abbott Laboratories........      189,519       10,008,972
Allergan, Inc. ............       15,898        1,336,426
American Home Products
 Corp. ....................      159,510       10,128,885
Bristol-Myers Squibb
 Co. ......................      240,334       14,645,353
Johnson & Johnson..........      169,985       15,659,868
                                           --------------
                                               51,779,504
                                           --------------
HEALTH CARE--DRUGS (5.8%)
King Pharmaceuticals,
 Inc. (a)..................       20,297          909,559
Lilly (Eli) & Co. .........      137,971       12,331,158
Merck & Co., Inc. .........      281,470       25,314,708
Pfizer, Inc. ..............      771,912       33,336,950
Pharmacia Corp. ...........      158,608        8,723,440
Schering-Plough Corp. .....      179,684        9,287,417
Watson Pharmaceuticals,
 Inc. (a)..................       11,906          744,869
                                           --------------
                                               90,648,101
                                           --------------
HEALTH CARE--HMOS (0.3%)
Aetna Inc. ................       17,350        1,003,047
Humana Inc. (a)............       20,695          250,927
UnitedHealth Group
 Inc. (a)..................       19,652        2,149,438
Wellpoint Health Networks
 Inc. (a)..................        7,624          891,531
                                           --------------
                                                4,294,943
                                           --------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.3%)
HCA-The Healthcare Co. ....       68,756        2,745,943

                               SHARES          VALUE
                             -----------------------------

HEALTH CARE--HOSPITAL MANAGEMENT (CONTINUED)
Tenet Healthcare Corp.
 (a).......................       38,540   $    1,515,103
                                           --------------
                                                4,261,046
                                           --------------
HEALTH CARE--MEDICAL PRODUCTS (1.2%)
Bard (C.R.), Inc. .........        6,194          259,374
Bausch & Lomb Inc. ........        6,502          250,733
Baxter International
 Inc. .....................       35,498        2,917,492
Becton, Dickinson & Co. ...       31,293        1,048,316
Biomet, Inc. ..............       20,867          755,125
Boston Scientific Corp.
 (a).......................       48,785          777,511
Guidant Corp. (a)..........       37,486        1,984,415
Medtronic, Inc. ...........      146,523        7,958,030
PE Corp.-PE Biosystems
 Group.....................       25,545        2,988,765
St. Jude Medical, Inc.
 (a).......................       10,356          569,580
                                           --------------
                                               19,509,341
                                           --------------
HEALTH CARE--MISCELLANEOUS (0.8%)
ALZA Corp. (a).............       14,147        1,145,023
Amgen Inc. (a).............      125,647        7,279,673
Biogen, Inc. (a)...........       18,290        1,100,829
HEALTHSOUTH Corp. (a)......       47,631          571,572
Manor Care, Inc. (a).......       12,601          210,279
MedImmune, Inc. (a)........       25,726        1,681,837
Quintiles Transnational
 Corp. (a).................       14,260          198,749
                                           --------------
                                               12,187,962
                                           --------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Engine Co.,
 Inc. .....................        5,233          177,922
Dana Corp. ................       18,667          414,174
Eaton Corp. ...............        8,897          605,552
Navistar International
 Corp. (a).................        7,640          252,598
PACCAR Inc. ...............        9,443          397,196
                                           --------------
                                                1,847,442
                                           --------------
HOMEBUILDING (0.0%) (b)
Centex Corp. ..............        7,331          271,247
Kaufman & Broad Home
 Corp. ....................        5,063          150,624
Pulte Corp. ...............        5,039          167,862
                                           --------------
                                                  589,733
                                           --------------
HOTEL/MOTEL (0.2%)
Carnival Corp. ............       73,905        1,833,768
Harrah's Entertainment,
 Inc. (a)..................       15,074          431,493
Hilton Hotels Corp. .......       45,067          428,140
Marriott International,
 Inc. Class A..............       29,347        1,188,554
                                           --------------
                                                3,881,955
                                           --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong Holdings,
 Inc. .....................        4,976           14,306
Leggett & Platt, Inc. .....       24,221          396,619
Maytag Corp. ..............        9,613          275,172
Whirlpool Corp. ...........        8,969          390,152
                                           --------------
                                                1,076,249
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                               SHARES          VALUE
                             -----------------------------
HOUSEHOLD PRODUCTS (1.4%)
Clorox Co. (The)...........       29,005   $    1,294,348
Colgate-Palmolive Co. .....       70,490        4,141,993
Fort James Corp. ..........       25,156          828,576
Kimberly-Clark Corp. ......       65,733        4,338,378
Procter & Gamble Co.
 (The).....................      159,955       11,426,785
                                           --------------
                                               22,030,080
                                           --------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ......       19,545          575,356
Newell Rubbermaid Inc. ....       32,649          626,452
Tupperware Corp. ..........        7,206          123,403
                                           --------------
                                                1,325,211
                                           --------------
INSURANCE BROKERS (0.4%)
Aon Corp. .................       31,570        1,308,182
Marsh & McLennan Cos., Inc.       33,015        4,316,711
                                           --------------
                                                5,624,893
                                           --------------
INSURANCE--LIFE (0.2%)
Conseco, Inc. .............       40,236          279,137
Jefferson-Pilot Corp. .....       12,744          876,150
Lincoln National Corp. ....       23,411        1,132,507
Torchmark Corp. ...........       15,789          525,971
UNUMProvident Corp. .......       29,550          834,788
                                           --------------
                                                3,648,553
                                           --------------
INSURANCE--MULTI-LINE (2.0%)
American International
 Group, Inc. ..............      282,608       27,695,584
CIGNA Corp. ...............       19,226        2,344,611
Hartford Financial Services
 Group, Inc. (The).........       27,424        2,041,374
                                           --------------
                                               32,081,569
                                           --------------
INSURANCE--PROPERTY & CASUALTY (0.7%)
Allstate Corp. (The).......       91,417        3,679,534
Chubb Corp. (The)..........       21,576        1,821,824
Cincinnati Financial
 Corp. ....................       19,853          729,598
Loews Corp. ...............       12,151        1,104,982
MGIC Investment Corp. .....       13,081          891,143
Progressive Corp. (The)....        8,965          880,811
SAFECO Corp. ..............       15,782          381,727
St. Paul Cos., Inc.
 (The).....................       26,173        1,341,366
                                           --------------
                                               10,830,985
                                           --------------
INVESTMENT BANK/BROKERAGE (1.1%)
Bear Stearns Cos., Inc.
 (The).....................       13,544          821,105
Lehman Brothers Holdings
 Inc. .....................       29,620        1,910,490
Merrill Lynch & Co.,
 Inc. .....................       98,140        6,869,800
Paine Webber Group Inc. ...       18,072        1,287,630
Schwab (Charles) Corp.
 (The).....................      168,830        5,930,154
                                           --------------
                                               16,819,179
                                           --------------
LEISURE TIME (0.1%)
Brunswick Corp. ...........       10,869          211,266
Harley-Davidson, Inc. .....       37,346        1,799,611
                                           --------------
                                                2,010,877
                                           --------------
MACHINERY--DIVERSIFIED (0.3%)
Briggs & Stratton Corp. ...        2,735           97,605
Caterpillar Inc. ..........       43,048        1,509,371

                               SHARES          VALUE
                             -----------------------------

MACHINERY--DIVERSIFIED (CONTINUED)
Deere & Co. ...............       28,845   $    1,061,857
Ingersoll-Rand Co. ........       20,000          755,000
Thermo Electron Corp.
 (a).......................       19,707          571,503
Timken Co. (The)...........        7,552          106,200
                                           --------------
                                                4,101,536
                                           --------------
MANUFACTURING--DIVERSIFIED (1.5%)
Crane Co. .................        7,500          196,406
Danaher Corp. .............       17,487        1,103,867
Dover Corp. ...............       25,076        1,064,163
Honeywell International
 Inc. .....................       98,075        5,277,661
Illinois Tool Works
 Inc. .....................       36,834        2,046,589
ITT Industries, Inc. ......       10,970          357,211
Johnson Controls, Inc. ....       10,614          632,860
Millipore Corp. ...........        5,432          285,180
Pall Corp. ................       15,271          329,281
Parker-Hannifin Corp. .....       13,413          554,963
Sealed Air Corp. (a).......       10,476          504,158
Tyco International Ltd. ...      206,015       11,678,489
                                           --------------
                                               24,030,828
                                           --------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper &
 Gold Inc. Class B (a).....       19,737          156,662
Inco Ltd. (a)..............       22,416          346,047
Phelps Dodge Corp. ........        9,576          447,678
                                           --------------
                                                  950,387
                                           --------------
MISCELLANEOUS (0.6%)
AES Corp. (The) (a)........       55,843        3,155,129
American Greetings Corp.
 Class A...................        8,001          145,518
Archer-Daniels-Midland
 Co. ......................       78,085          858,935
Minnesota Mining &
 Manufacturing Co. ........       48,332        4,670,080
TRW, Inc. .................       14,960          628,320
                                           --------------
                                                9,457,982
                                           --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.1%)
Coastal Corp. (The)........       26,446        1,995,020
Columbia Energy Group......        9,912          713,045
Dynegy Inc. ...............       37,776        1,749,501
Eastern Enterprises........        2,677          172,332
El Paso Energy Corp. ......       28,517        1,787,659
Enron Corp. ...............       90,300        7,410,244
KeySpan Corp. .............       16,436          578,342
NICOR Inc. ................        5,721          202,023
ONEOK, Inc. ...............        3,630          143,839
Peoples Energy Corp. ......        4,379          150,528
Sempra Energy..............       25,190          521,118
Williams Cos., Inc.
 (The).....................       53,588        2,240,648
                                           --------------
                                               17,664,299
                                           --------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes Inc. .........       31,539          936,314
Xerox Corp. ...............       82,251          693,993
                                           --------------
                                                1,630,307
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)
                               SHARES          VALUE
                             -----------------------------
OIL & GAS DRILLING (0.0%) (b)
Rowan Cos., Inc. (a).......       10,247   $      258,096
                                           --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Anadarko Petroleum Corp. ..       29,188        1,869,491
Apache Corp. ..............       14,986          828,913
Burlington Resources
 Inc. .....................       26,345          948,420
Devon Energy Corp. ........       15,519          782,158
Unocal Corp. ..............       30,012        1,024,160
                                           --------------
                                                5,453,142
                                           --------------
OIL & WELL--EQUIPMENT & SERVICES (0.7%)
Baker Hughes Inc. .........       40,626        1,396,519
Halliburton Co. ...........       54,794        2,030,803
McDermott International,
 Inc. .....................        7,239           70,128
Nabors Industries, Inc.
 (a).......................       17,800          906,020
Schlumberger Ltd. .........       69,642        5,301,497
Transocean Sedco Forex
 Inc. .....................       25,715        1,362,895
                                           --------------
                                               11,067,862
                                           --------------
OIL--INTEGRATED DOMESTIC (0.5%)
Amerada Hess Corp. ........       11,139          690,618
Ashland Inc. ..............        8,739          286,202
Conoco Inc. Class B........       77,078        2,095,558
Kerr-McGee Corp. ..........       11,590          756,972
Occidental Petroleum
 Corp. ....................       42,853          851,703
Phillips Petroleum Co. ....       31,378        1,937,592
Sunoco Inc. ...............       10,935          327,367
Tosco Corp. ...............       17,870          511,529
USX-Marathon Group.........       38,301        1,041,308
                                           --------------
                                                8,498,849
                                           --------------
OIL--INTEGRATED INTERNATIONAL (4.1%)
Chevron Corp. .............       79,947        6,565,647
Exxon Mobil Corp. .........      425,635       37,961,322
Royal Dutch Petroleum Co.
 ADR (d)...................      262,059       15,559,753
Texaco Inc. ...............       67,555        3,989,967
                                           --------------
                                               64,076,689
                                           --------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. .......        7,023          201,472
Georgia-Pacific Group......       21,064          566,095
International Paper Co. ...       59,565        2,181,568
Louisiana-Pacific Corp. ...       12,812          108,902
Mead Corp. (The)...........       12,592          364,381
Potlatch Corp. ............        3,513          117,686
Westvaco Corp. ............       12,444          354,654
Weyerhaeuser Co. ..........       26,128        1,226,383
Willamette Industries,
 Inc. .....................       13,706          497,699
                                           --------------
                                                5,618,840
                                           --------------
PERSONAL LOANS (0.4%)
Capital One Financial
 Corp. ....................       24,178        1,526,236
Countrywide Credit
 Industries, Inc. .........       13,863          518,996
Household International,
 Inc. .....................       57,836        2,909,874

                               SHARES          VALUE
                             -----------------------------

PERSONAL LOANS (CONTINUED)
Providian Financial
 Corp. ....................       17,429   $    1,812,616
                                           --------------
                                                6,767,722
                                           --------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. .........       37,879        1,699,820
Polaroid Corp. ............        5,448           54,821
                                           --------------
                                                1,754,641
                                           --------------
POLLUTION CONTROL (0.1%)
Allied Waste Industries,
 Inc. (a)..................       23,217          214,757
Waste Management, Inc. ....       75,559        1,511,180
                                           --------------
                                                1,725,937
                                           --------------
PUBLISHING (0.1%)
Harcourt General Inc. .....        8,907          499,237
McGraw-Hill Cos., Inc.
 (The).....................       23,824        1,529,203
Meredith Corp. ............        6,250          198,438
                                           --------------
                                                2,226,878
                                           --------------
PUBLISHING--NEWSPAPER (0.3%)
Dow Jones & Co., Inc. .....       10,963          645,447
Gannett Co., Inc. .........       32,857        1,905,706
Knight-Ridder, Inc. .......        9,552          479,988
New York Times Co. (The)
 Class A...................       20,790          764,032
Tribune Co. ...............       37,733        1,398,479
                                           --------------
                                                5,193,652
                                           --------------
RAILROADS (0.3%)
Burlington Northern
 Santa Fe Corp. ...........       49,454        1,313,622
CSX Corp. .................       27,016          683,843
Norfolk Southern Corp. ....       47,278          667,802
Union Pacific Corp. .......       30,638        1,436,156
                                           --------------
                                                4,101,423
                                           --------------
RESTAURANTS (0.5%)
Darden Restaurants,
 Inc. .....................       15,234          342,765
McDonald's Corp. ..........      161,467        5,005,477
Starbucks Corp. (a)........       22,669        1,013,021
Tricon Global Restaurants,
 Inc. (a)..................       18,175          545,250
Wendy's International,
 Inc. .....................       14,016          304,848
                                           --------------
                                                7,211,361
                                           --------------
RETAIL STORES--APPAREL (0.3%)
Gap, Inc. (The)............      103,701        2,676,782
Limited, Inc. (The)........       52,994        1,338,099
TJX Cos., Inc. (The).......       36,652          998,767
                                           --------------
                                                5,013,648
                                           --------------
RETAIL STORES--DEPARTMENT (0.3%)
Dillard's, Inc. Class A....       11,572          121,506
Federated Department
 Stores, Inc. (a)..........       25,992          846,364
Kohl's Corp. (a)...........       40,298        2,183,648
May Department Stores Co.
 (The).....................       36,390          955,238
Nordstrom, Inc. ...........       16,608          272,994
Penney (J.C.) Co., Inc. ...       32,211          376,466
                                           --------------
                                                4,756,216
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                               SHARES          VALUE
                             -----------------------------
RETAIL STORES--DRUGS (0.4%)
Longs Drug Stores Corp. ...        4,890   $      106,969
Walgreen Co. ..............      123,278        5,624,559
                                           --------------
                                                5,731,528
                                           --------------
RETAIL STORES--FOOD (0.5%)
Albertson's, Inc. .........       52,094        1,233,977
Kroger Co. (The) (a).......      102,672        2,316,537
Safeway Inc. (a)...........       61,188        3,346,219
Winn-Dixie Stores, Inc. ...       17,866          343,920
                                           --------------
                                                7,240,653
                                           --------------
RETAIL STORES--GENERAL MERCHANDISE (1.9%)
Kmart Corp. (a)............       59,353          352,409
Sears, Roebuck & Co. ......       41,944        1,246,995
Target Corp. ..............      111,650        3,084,331
Wal-Mart Stores, Inc. .....      545,646       24,758,687
                                           --------------
                                               29,442,422
                                           --------------
RETAIL STORES--SPECIALTY (1.7%)
AutoZone, Inc. (a).........       16,350          438,384
Bed Bath & Beyond Inc.
 (a).......................       32,736          844,998
Best Buy Co., Inc. (a).....       25,213        1,265,378
Circuit City Stores-Circuit
 City Group................       24,925          330,256
Consolidated Stores Corp.
 (a).......................       13,589          161,369
Costco Wholesale Corp.
 (a).......................       54,325        1,989,653
CVS Corp. .................       48,199        2,551,535
Dollar General Corp. ......       40,609          629,440
Home Depot, Inc. (The).....      282,782       12,159,626
Lowe's Cos., Inc. .........       47,171        2,155,125
Office Depot, Inc. (a).....       39,028          324,420
RadioShack Corp. ..........       22,811        1,360,106
Staples Inc. (a)...........       58,404          832,257
Tiffany & Co. .............       17,964          766,838
Toys "R" Us, Inc. (a)......       26,489          455,280
                                           --------------
                                               26,264,665
                                           --------------
SHOES (0.1%)
NIKE, Inc. Class B.........       33,470        1,336,708
Reebok International Ltd.
 (a).......................        7,001          150,959
                                           --------------
                                                1,487,667
                                           --------------
SPECIALIZED SERVICES (0.5%)
Block (H&R), Inc. .........       12,181          434,710
Cendant Corp. (a)..........       88,473        1,061,676
Convergys Corp. (a)........       18,886          822,721
Ecolab Inc. ...............       16,020          627,784
IMS Health Inc. ...........       36,343          858,603
Interpublic Group of Cos.,
 Inc. (The)................       36,965        1,587,185
National Service
 Industries, Inc. .........        5,011          102,412
Omnicom Group Inc. ........       21,722        2,003,855
                                           --------------
                                                7,498,946
                                           --------------
SPECIALTY PRINTING (0.0%) (b)
Deluxe Corp. ..............        8,941          201,731
Donnelley (R.R.) & Sons
 Co. ......................       15,045          323,468
                                           --------------
                                                  525,199
                                           --------------

                               SHARES          VALUE
                             -----------------------------

STEEL (0.1%)
Allegheny Technologies
 Inc. .....................       10,266   $      207,887
Bethlehem Steel Corp.
 (a).......................       16,250           46,719
Nucor Corp. ...............       10,489          363,837
USX-U.S. Steel Group.......       10,928          174,165
Worthington Industries,
 Inc. .....................       10,649          101,831
                                           --------------
                                                  894,439
                                           --------------
TELECOMMUNICATIONS--LONG DISTANCE (2.1%)
AT&T Corp. ................      459,027       10,643,688
Global Crossing Ltd. (a)...      107,696        2,544,318
Nextel Communications, Inc.
 Class A (a)...............       92,757        3,565,347
Sprint Corp. (FON Group)...      107,278        2,735,589
Sprint Corp. (PCS Group)
 (a).......................      111,981        4,269,276
WorldCom, Inc. (a).........      351,445        8,346,819
                                           --------------
                                               32,105,037
                                           --------------
TELEPHONE (4.3%)
ALLTEL Corp. ..............       38,909        2,507,199
BellSouth Corp. ...........      230,131       11,118,204
CenturyTel, Inc. ..........       17,299          666,011
Qwest Communications
 International Inc. (a)....      203,081        9,874,814
SBC Communications Inc. ...      414,388       23,905,008
Verizon Communications
 Inc. .....................      332,278       19,209,822
                                           --------------
                                               67,281,058
                                           --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Liz Claiborne, Inc. .......        6,714          285,345
Russell Corp. .............        4,039           64,624
Springs Industries, Inc.
 Class A...................        2,244           52,874
V.F. Corp. ................       14,080          384,560
                                           --------------
                                                  787,403
                                           --------------
TOBACCO (0.7%)
Philip Morris Cos. Inc. ...      275,364       10,085,207
UST Inc. ..................       20,069          506,742
                                           --------------
                                               10,591,949
                                           --------------
TOYS (0.1%)
Hasbro, Inc. ..............       21,009          225,847
Mattel, Inc. ..............       51,733          669,296
                                           --------------
                                                  895,143
                                           --------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FedEx Corp. (a)............       35,411        1,659,359
Ryder System, Inc. ........        7,362          145,400
                                           --------------
                                                1,804,759
                                           --------------
Total Common Stocks
 (Cost $992,701,415).......                 1,538,932,355(e)
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

SHORT-TERM INVESTMENTS (1.7%)
                              PRINCIPAL
                               AMOUNT          VALUE
                             -----------------------------
COMMERCIAL PAPER (1.1%)
Aetna Services Inc.
 6.57%, due 11/17/00 (c)...  $   200,000   $      199,415
Allergan, Inc.
 6.55%, due 11/21/00 (c)...   10,000,000        9,963,378
Consolidated Natural Gas
 Co.
 6.56%, due 11/13/00 (c)...    2,100,000        2,095,402
Dayton Power & Light Co.
 6.55%, due 11/15/00 (c)...      800,000          797,957
Jefferson Smurfit Financial
 Corp.
 6.55%, due 11/15/00 (c)...    3,700,000        3,690,596
                                           --------------
Total Commercial Paper
 (Cost $16,746,748)........                    16,746,748
                                           --------------
U.S. GOVERNMENT (0.6%)
United States Treasury
 Bills
 5.68%, due 1/4/01 (c).....    8,100,000        8,013,104
 5.72%, due 1/11/01 (c)....    2,000,000        1,976,147
                                           --------------
Total U.S. Government
 (Cost $9,989,251).........                     9,989,251
                                           --------------
Total Short-Term
 Investments
 (Cost $26,735,999)........                    26,735,999
                                           --------------
Total Investments
 (Cost $1,019,437,414)
 (f).......................         99.9%   1,565,668,354(g)
Cash and Other Assets,
 Less Liabilities..........          0.1        1,809,313
                             -----------   --------------
Net Assets.................        100.0%  $1,567,477,667
                             ===========   ==============

               FUTURES CONTRACTS (-0.0%) (b)
                             CONTRACTS      UNREALIZED
                               LONG       (DEPRECIATION)(h)
                            ------------------------------
Standard & Poor's 500
 December 2000 ...........           79    $       (2,414)
                                           --------------
Total Futures Contracts
 (Settlement Value
 $28,443,950) (e).........                 $       (2,414)
                                           ==============

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d) ADR--American Depository Receipt.
(e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents approximately 100% of net assets.
(f)  The cost for federal income tax purposes is $1,020,824,754.
(g) At October 31, 2000 net unrealized appreciation was $544,843,600, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $621,860,982 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $77,017,382.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000


ASSETS:
 Investment in securities, at value (identified
   cost $1,019,437,414).........................  $1,565,668,354
 Cash...........................................          87,314
 Receivables:
   Investment securities sold...................       1,108,401
   Dividends and interest.......................       1,058,248
   Fund shares sold.............................         231,194
   Variation margin on futures contracts........         574,147
                                                  --------------
       Total assets.............................   1,568,727,658
                                                  --------------
LIABILITIES:
 Payables:
   Fund shares redeemed.........................         681,210
   MainStay Management..........................         347,285
   Custodian....................................          91,748
   Transfer agent...............................          16,955
 Accrued expenses...............................         112,793
                                                  --------------
       Total liabilities........................       1,249,991
                                                  --------------
 Net assets.....................................  $1,567,477,667
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class..........................  $       40,217
   Institutional Service Class..................           1,729
 Additional paid-in capital.....................     908,061,786
 Accumulated undistributed net investment
   income.......................................      12,140,037
 Accumulated undistributed net realized gain on
   investments and futures contracts............     101,005,372
 Net unrealized appreciation on investments and
   futures contracts............................     546,228,526
                                                  --------------
 Net assets.....................................  $1,567,477,667
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $1,503,223,818
                                                  ==============
 Shares of capital stock outstanding............      40,217,152
                                                  ==============
 Net asset value per share outstanding..........  $        37.38
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $   64,253,849
                                                  ==============
 Shares of capital stock outstanding............       1,729,145
                                                  ==============
 Net asset value per share outstanding..........  $        37.16
                                                  ==============

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


INVESTMENT INCOME:
 Income:
   Dividends (a)................................  $   18,266,920
   Interest.....................................       1,935,648
                                                  --------------
       Total income.............................      20,202,568
                                                  --------------
 Expenses:
   Management...................................       8,065,707
   Custodian....................................         207,057
   Professional.................................         179,881
   Service......................................         164,074
   Transfer agent...............................          80,901
   Shareholder communication....................          50,515
   Directors....................................          43,263
   Registration.................................           7,289
   Miscellaneous................................          98,190
                                                  --------------
       Total expenses before reimbursement......       8,896,877
   Expense reimbursement from Manager...........      (3,878,398)
                                                  --------------
       Net expenses.............................       5,018,479
                                                  --------------
 Net investment income..........................      15,184,089
                                                  --------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions........................     259,512,977
   Futures transactions.........................      (2,063,252)
                                                  --------------
 Net realized gain on
   investments..................................     257,449,725
                                                  --------------
 Net change in unrealized
   appreciation on investments:
   Security transactions........................    (178,995,972)
   Futures transactions.........................        (305,322)
                                                  --------------
 Net unrealized loss on
   investments..................................    (179,301,294)
                                                  --------------
 Net realized and unrealized gain on
   investments..................................      78,148,431
                                                  --------------
 Net increase in net assets
   resulting from operations....................  $   93,332,520
                                                  ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $80,163.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                   2000            1999*             1998
                                                              --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   15,184,089   $   14,052,668   $   16,035,836
    Net realized gain on investments and futures
      contracts.............................................     257,449,725       66,096,265       54,018,731
    Net change in unrealized appreciation on investments and
      futures contracts.....................................    (179,301,294)      94,857,335      244,317,325
                                                              --------------   --------------   --------------
    Net increase in net assets resulting from operations....      93,332,520      175,006,268      314,371,892
                                                              --------------   --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................     (16,584,619)              --      (15,890,238)
      Institutional Service Class...........................        (512,101)              --         (314,560)
    From net realized gain on investments:
      Institutional Class...................................     (63,793,701)     (13,798,796)     (43,243,748)
      Institutional Service Class...........................      (2,462,123)        (520,131)      (1,050,731)
                                                              --------------   --------------   --------------
        Total dividends and distributions to shareholders...     (83,352,544)     (14,318,927)     (60,499,277)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     207,596,882      239,078,730      355,359,146
      Institutional Service Class...........................      34,149,450       32,503,215       23,308,027
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................      80,357,060       13,796,673       59,128,205
      Institutional Service Class...........................       2,967,436          520,113        1,359,018
                                                              --------------   --------------   --------------
                                                                 325,070,828      285,898,731      439,154,396
    Cost of shares redeemed:
      Institutional Class...................................    (435,940,947)    (240,105,604)    (156,430,972)
      Institutional Service Class...........................     (34,869,927)     (11,948,104)      (7,935,488)
                                                              --------------   --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    (145,740,046)      33,845,023      274,787,936
                                                              --------------   --------------   --------------
      Net increase (decrease) in net assets.................    (135,760,070)     194,532,364      528,660,551
NET ASSETS:
  Beginning of period.......................................   1,703,237,737    1,508,705,373      980,044,822
                                                              --------------   --------------   --------------
  End of period.............................................  $1,567,477,667   $1,703,237,737   $1,508,705,373
                                                              ==============   ==============   ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $   12,140,037   $   14,052,668   $           --
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                              INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                     JANUARY 1, 1999
                                       YEAR ENDED                        THROUGH                       YEAR ENDED
                                    OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                              -----------------------------   -----------------------------   -----------------------------
Net asset value at beginning
 of period..................   $    36.99      $    36.80      $    33.39      $    33.28      $    27.05      $    26.99
                               ----------      ----------      ----------      ----------      ----------      ----------
Net investment income.......         0.37            0.27            0.31            0.21            0.38            0.31
Net realized and unrealized
 gain on investments........         1.86            1.85            3.60            3.62            7.36            7.31
                               ----------      ----------      ----------      ----------      ----------      ----------
Total from investment
 operations.................         2.23            2.12            3.91            3.83            7.74            7.62
                               ----------      ----------      ----------      ----------      ----------      ----------
Less dividends and
 distributions:
From net investment income..        (0.38)          (0.30)             --              --           (0.38)          (0.31)
From net realized gain on
 investments................        (1.46)          (1.46)          (0.31)          (0.31)          (1.02)          (1.02)
                               ----------      ----------      ----------      ----------      ----------      ----------
Total dividends and
 distributions..............        (1.84)          (1.76)          (0.31)          (0.31)          (1.40)          (1.33)
                               ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at end of
 period.....................   $    37.38      $    37.16      $    36.99      $    36.80      $    33.39      $    33.28
                               ==========      ==========      ==========      ==========      ==========      ==========
Total investment return.....         5.98%           5.72%          11.80%(a)       11.60%(a)       28.62%          28.24%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income......         0.95%           0.70%           1.06%+          0.81%+          1.29%           1.04%
 Net expenses...............         0.30%           0.55%           0.30%+          0.55%+          0.30%           0.55%
 Expenses (before
   reimbursement)...........         0.54%           0.79%           0.55%+          0.80%+          0.56%           0.81%
Portfolio turnover rate.....           11%             11%              7%              7%              8%              8%
Net assets at end of period
 (in 000's).................   $1,503,224      $   64,254      $1,641,591      $   61,647      $1,472,263      $   36,442

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
 (a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
      $    21.05      $    21.01      $    17.82      $    17.81      $    13.53      $    13.53
      ----------      ----------      ----------      ----------      ----------      ----------
            0.37            0.32            0.34            0.31            0.35            0.33
            6.54            6.52            3.69            3.66            4.64            4.64
      ----------      ----------      ----------      ----------      ----------      ----------
            6.91            6.84            4.03            3.97            4.99            4.97
      ----------      ----------      ----------      ----------      ----------      ----------
           (0.37)          (0.32)          (0.34)          (0.31)          (0.34)          (0.33)
           (0.54)          (0.54)          (0.46)          (0.46)          (0.36)          (0.36)
      ----------      ----------      ----------      ----------      ----------      ----------
           (0.91)          (0.86)          (0.80)          (0.77)          (0.70)          (0.69)
      ----------      ----------      ----------      ----------      ----------      ----------
      $    27.05      $    26.99      $    21.05      $    21.01      $    17.82      $    17.81
      ==========      ==========      ==========      ==========      ==========      ==========
           32.88%          32.60%          22.57%          22.21%          36.88%          36.70%
            1.56%           1.31%           1.96%           1.71%           2.21%           1.96%
            0.30%           0.55%           0.44%           0.69%           0.50%           0.75%
            0.56%           0.81%           0.59%           0.84%           0.59%           0.84%
               3%              3%              8%              8%              4%              4%
      $  966,217      $   13,828      $  617,716      $    5,865      $  354,420      $      969

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Value Equity Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2000, the U.S. stock market was buffeted by a variety of forces. The Federal Reserve increased the targeted federal funds rate four times--for a total of 1.25%--to slow the pace of the economy and keep inflation in check. With the cost of capital rising for corporations, the market focused more closely on earnings projections and was particularly unforgiving when companies failed to meet expectations.

Both "old-economy" stocks, such as health care, retailers, and utilities, and "new-economy" technology stocks had their ups and downs in the 12 months ended October 31, 2000, but the two seemed to move on different trajectories. Technology stocks soared into 2000 and rose through early April, when a negative inflation report and the Microsoft antitrust decision seemed to derail "dot.com" fever. More defensive old-economy stocks picked up as technology tumbled, and among large-cap equities, value outpaced growth through much of the reporting period. Smaller value stocks also did well in the third calender quarter of 2000. Wherever the markets may turn, recent experience underscores the soundness of including value disciplines in a well-diversified portfolio.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional Value Equity Fund returned 11.31% for Institutional Class shares and 11.00% for Service Class shares. Both share classes outperformed the 10.94% return of the average Lipper(1) multi-cap value fund for the same period. During the 12-month period, both share classes outperformed the 5.52% return of the Russell 1000 Value Index.(2)

UNDERWEIGHTING TECHNOLOGY

One reason for the Fund's strong performance was its underweighted position in technology relative to the S&P 500 throughout the reporting period. While that hurt performance, as technology stocks rose to speculative highs early in 2000, it helped the portfolio throughout the rest of the reporting period.

Only a few technology stocks met the Fund's value disciplines. Hard disc manufacturer Seagate Technologies and software and services company Ceridian both had a positive impact on the Fund's performance, and the Fund took profits in these issues in the second half of its fiscal year. We purchased shares of Electronic Data Systems for the Fund in the second and third calendar quarters of 2000, as the stock was recovering from a precipitous price drop in June. This purchase also had a positive impact on the Fund's performance.

Other technology-related holdings, including Motorola, Unisys, and IBM, had a negative impact on performance. The Fund purchased Apple Computer near the end of October, after an earnings warning caused a dramatic sell-off that brought the price within the Fund's value disciplines.

Telecommunications stocks, which have close ties to technology holdings, did not fulfill their promise in the 12 months ended October 31, 2000. AT&T and WorldCom had particularly difficult years, CenturyTel declined, and Verizon Communications ended both September and October with impressive rallies, but failed to fully recover the ground the stock had lost since November 1, 1999.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S NET ASSET VALUE WILL FLUCTUATE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

ENERGY-RELATED HOLDINGS

The rising price of oil also contributed positively to the Fund's performance, as a number of energy-related issues provided outstanding results. Among the Fund's best-performing energy stocks were Coastal, Dynegy, and Valero Energy. The Fund took some profits in the latter two names, but retained positions in all three stocks, given their continuing potential. Tosco, Sunoco, and Burlington Resources all contributed positively to performance, but Texaco and Chevron detracted. Niagara Mohawk Holdings is a utility stock that languished for much of the Fund's fiscal year, but provided a positive return after the company agreed to an acquisition by a British transmission company.

RETAIL, CONSUMER, AND HEALTH CARE HOLDINGS

Retailers and consumer-related stocks were mixed, with Office Depot and Sears recording losses, while McDonald's and The Gap provided positive returns for the Fund since their purchase during the year. Proctor & Gamble, Kimberly-Clark, Ralston-Purina, and H.J. Heinz all had a positive impact on performance, as did Becton, Dickinson, whose consumer products range from ACE bandages to insulin syringes.

Some other health care stocks performed well for the Fund, including Abbott Laboratories and Tenet Healthcare. The Fund sold its position in Health Management Associates at a gain for the year. The lackluster performance of Manor Care led us to sell the Fund's entire position in the second half of the fiscal year. Although the sale had a negative impact on performance, it allowed us to put the assets to more productive use.

FINANCIAL POSITIONS

The Fund's decision to overweight financial stocks proved beneficial in a rising interest rate environment. The Fund's positions in Citigroup, Washington Mutual, and American General all contributed positively to performance, as did insurance company holdings MGIC Investment and Allstate.

During the second half of its fiscal year, the Fund purchased Lincoln National, J.P. Morgan, PNC Financial Services Group, and Goldman Sachs Group, all of which also contributed to the Fund's positive results. The Fund sold its position in AXA Financial, at a gain during the year, but held onto FleetBoston Financial, despite slightly disappointing performance.

OTHER NOTEWORTHY HOLDINGS

Despite considerable volatility, Air Products and Chemicals had a strong showing for the 12 months ended October 31, 2000. Defense contractor General Dynamics also contributed positively to the Fund's performance, with a sharp and sustained recovery from its decline in the early months of 2000. American Standard, known for its plumbing and air conditioning products and automotive braking systems, also had a positive impact on the Fund's results during the reporting period.

Other stocks didn't fare as well. International Paper declined throughout much of the year, and the Fund sold its packaging holdings to put those assets to more productive use. Industrial company Ingersoll-Rand had disappointing performance as interest rates rose and the company integrated acquisitions and planned divestitures. We continue to hold the stock, believing the market has undervalued its long-term potential.

Finally, Honeywell International, which makes a variety of aerospace, automation, power, and transportation products, dropped in January and again in June, but staged a substantial recovery in mid-October 2000 when merger talks with United Technologies were confirmed. Even so, the stock was down slightly for the year.

LOOKING AHEAD

We remain optimistic about the potential for value equities, particularly as rising interest rates and a slowing economy continue to impact the appeal of growth stocks. We continue to believe that our disciplined, research-driven stock selection process will be critical in distinguishing value opportunities from situations where stocks are likely to remain low priced. While the specter of inflation and rising interest rates continues, we believe the Federal Reserve may hold off any further moves for the remainder of 2000.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

RICHARD A. ROSEN
Portfolio Manager
MacKay Shields LLC

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              VALUE EQUITY FUND VS
                            RUSSELL 1000 VALUE INDEX

                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Line Graph]

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                      VALUE EQUITY FUND               RUSSELL 1000 VALUE INDEX
                                      -----------------               ------------------------
1/2/91                                   250000.00000                       250000.00000
91                                       341500.00000                       311505.00000
92                                       412219.00000                       354515.00000
93                                       473637.00000                       418783.00000
94                                       479424.00000                       410454.00000
95                                       626473.00000                       567879.00000
96                                       759502.00000                       690786.00000
97                                       931372.00000                       933820.00000
98                                       855946.00000                       107984.00000
99                                       934826.00000                       115908.00000
00 as of 10/31/00                        102809.00000                       122672.00000


                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              VALUE EQUITY FUND VS
                            RUSSELL 1000 VALUE INDEX

                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                   VALUE EQUITY FUND               RUSSELL 1000 VALUE INDEX
                                   -----------------               ------------------------
1/2/91                                250000.00000                       250000.00000
91                                    341500.00000                       311505.00000
92                                    412219.00000                       354515.00000
93                                    473637.00000                       418783.00000
94                                    479424.00000                       410454.00000
95                                    619976.00000                       567879.00000
96                                    756979.00000                       690786.00000
97                                    925611.00000                       933820.00000
98                                    848787.00000                       107984.00000
99                                    924978.00000                       115908.00000
00 as of 10/31/00                     101428.00000                       122672.00000

Source: Lipper Inc, 10/31/00

                                                                    AVERAGE ANNUAL TOTAL RETURN*
            PERFORMANCE                                                 AS OF OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------
                                                               ONE YEAR   FIVE YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------
Value Equity Fund Institutional
 Class                                                         11.31%      12.18%           15.45%
Value Equity Fund Service Class(+)                             11.00       11.89            15.29
Average Lipper multi-cap value
 fund(++)                                                      10.94       14.91            15.44
Russell 1000(R) Value Index(sec.)                               5.52       18.40            17.56

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[BAR GRAPH]

                                                                                                           TEN
                                                                                                          MONTHS            YEAR
                                                           YEAR END                                       ENDED             ENDED
                                                          DECEMBER 31                                   OCTOBER 31       OCTOBER 31
1991            1992         1993         1994         1995         1996         1997         1998         1999             2000
----            ----         ----         ----         ----         ----         ----         ----         ----             ----
36.6           20.71        14.90         1.22        29.42        22.41        22.63        -8.10         7.91            11.31

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 (*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

 (+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

 (++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

 (sec.) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

                  COMMON STOCKS (88.8%)+
                                   SHARES         VALUE
                                 -------------------------
AEROSPACE/DEFENSE (2.3%)
General Dynamics Corp. ........      102,400   $  7,328,000
Raytheon Co. Class B...........      294,800     10,078,475
                                               ------------
                                                 17,406,475
                                               ------------
ALUMINUM (1.5%)
Alcoa Inc. ....................      400,672     11,494,278
                                               ------------
BANKS (8.1%)
Chase Manhattan Corp. (The)....      371,450     16,900,975
FleetBoston Financial Corp. ...      476,116     18,092,408
Morgan (J.P.) & Co. Inc. ......       43,800      7,248,900
PNC Financial Services Group,
 Inc. (The)....................       76,400      5,109,250
Washington Mutual, Inc. .......      304,500     13,398,000
                                               ------------
                                                 60,749,533
                                               ------------
CHEMICALS (1.4%)
Air Products and Chemicals,
 Inc. .........................      277,100     10,339,294
                                               ------------
COMPUTER SOFTWARE & SERVICES (1.2%)
Electronic Data Systems
 Corp. ........................      189,400      8,889,963
                                               ------------
COMPUTER SYSTEMS (3.1%)
Apple Computer, Inc. (a).......      191,100      3,738,394
International Business Machines
 Corp. ........................       89,700      8,835,450
Unisys Corp. (a)...............      850,900     10,848,975
                                               ------------
                                                 23,422,819
                                               ------------
CONSUMER PRODUCTS (1.0%)
Energizer Holdings, Inc. (a)...      375,633      7,418,752
                                               ------------
ELECTRIC POWER COMPANIES (5.3%)
DTE Energy Co. ................      245,500      8,868,687
Edison International...........      383,300      9,151,288
Niagara Mohawk Holdings
 Inc. (a)......................      749,500     11,992,000
PG&E Corp......................      372,700     10,039,606
                                               ------------
                                                 40,051,581
                                               ------------
ELECTRONICS--SEMICONDUCTORS (1.5%)
Motorola, Inc. ................      444,300     11,079,731
                                               ------------
FINANCE (6.4%)
American General Corp. ........      293,400     23,618,700
Citigroup Inc. ................      322,133     16,952,249
Morgan Stanley Dean Witter &
 Co. ..........................       93,600      7,517,250
                                               ------------
                                                 48,088,199
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

FOOD (5.6%)
ConAgra, Inc. .................      720,500   $ 15,400,687
Heinz (H.J.) Co. ..............      310,900     13,038,369
Ralston-Ralston Purina Group...      548,400     13,298,700
                                               ------------
                                                 41,737,756
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (1.2%)
Becton, Dickinson & Co. .......      267,500      8,961,250
                                               ------------
HEALTH CARE--MISCELLANEOUS (2.4%)
Abbott Laboratories............      142,100      7,504,656
Tenet Healthcare Corp. (a).....      268,400     10,551,475
                                               ------------
                                                 18,056,131
                                               ------------
HOUSEHOLD PRODUCTS (6.0%)
Clorox Co. (The)...............      403,900     18,024,037
Kimberly-Clark Corp............      251,000     16,566,000
Procter & Gamble Co. (The).....      144,000     10,287,000
                                               ------------
                                                 44,877,037
                                               ------------
INSURANCE (4.7%)
Allstate Corp. (The)...........      331,800     13,354,950
Lincoln National Corp. ........      225,100     10,889,213
MGIC Investment Corp. .........      166,100     11,315,562
                                               ------------
                                                 35,559,725
                                               ------------
INVESTMENT BANK/BROKERAGE (0.4%)
Goldman Sachs Group, Inc.
 (The).........................       29,600      2,954,450
                                               ------------
MACHINERY (1.6%)
Ingersoll-Rand Co. ............      306,700     11,577,925
                                               ------------
MANUFACTURING (4.6%)
American Standard Cos. Inc.
 (a)...........................      472,500     21,675,937
Honeywell International
 Inc. .........................      234,125     12,598,852
                                               ------------
                                                 34,274,789
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.6%)
Coastal Corp. (The)............      220,400     16,626,425
Dynegy Inc. Class A............       62,300      2,885,269
                                               ------------
                                                 19,511,694
                                               ------------
OIL & GAS SERVICES (2.8%)
Burlington Resources Inc. .....      260,700      9,385,200
Unocal Corp. ..................      317,000     10,817,625
Valero Energy Corp. ...........       26,200        866,238
                                               ------------
                                                 21,069,063
                                               ------------
OIL--INTEGRATED DOMESTIC (3.5%)
Sunoco, Inc. ..................      374,400     11,208,600
Tosco Corp. ...................      511,400     14,638,825
                                               ------------
                                                 25,847,425
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
OIL--INTEGRATED INTERNATIONAL (3.4%)
Chevron Corp. .................      120,000   $  9,855,000
Texaco Inc. ...................      260,300     15,373,969
                                               ------------
                                                 25,228,969
                                               ------------
PAPER & FOREST PRODUCTS (2.1%)
International Paper Co. .......      430,400     15,763,400
                                               ------------
RESTAURANTS (1.7%)
McDonald's Corp. ..............      413,600     12,821,600
                                               ------------
RETAIL (3.8%)
Federated Department Stores,
 Inc. (a)......................      120,500      3,923,781
Gap, Inc. (The)................      228,200      5,890,413
Office Depot, Inc. (a).........      962,100      7,997,456
Sears, Roebuck & Co. ..........      202,800      6,029,244
TJX Cos. Inc. (The)............      171,600      4,676,100
                                               ------------
                                                 28,516,994
                                               ------------
TELECOMMUNICATIONS (2.6%)
AT&T Corp. ....................      391,600      9,080,225
WorldCom, Inc. (a).............      429,200     10,193,500
                                               ------------
                                                 19,273,725
                                               ------------
TELEPHONE (8.0%)
CenturyTel, Inc. ..............      367,600     14,152,600
SBC Communications Inc. .......      427,700     24,672,944
Verizon Communications Inc. ...      360,200     20,824,062
                                               ------------
                                                 59,649,606
                                               ------------
Total Common Stocks
 (Cost $600,650,320)...........                 664,622,164
                                               ------------

SHORT-TERM INVESTMENTS (10.1%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 --------------------------
COMMERCIAL PAPER (5.9%)
American Express Credit Corp.
 6.51%, due 11/6/00 ...........  $13,615,000   $ 13,602,679
Associates Corp.
 6.63%, due 11/1/00 ...........   11,000,000     11,000,000
General Electric Capital Corp.
 6.51%, due 11/8/00............   10,000,000      9,987,328
 6.52%, due 11/9/00............   10,000,000      9,985,498
                                               ------------
Total Commercial Paper
 (Cost $44,575,505)............                  44,575,505
                                               ------------
                                   SHARES
                                 -----------
INVESTMENT COMPANY (4.2%)
Merrill Lynch Premier
 Institutional Fund............   31,587,428     31,587,428
                                               ------------
Total Investment Company
 (Cost $31,587,428)............                  31,587,428
                                               ------------
Total Short-Term Investments
 (Cost $76,162,933)............                  76,162,933
                                               ------------
Total Investments
 (Cost $676,813,253) (b).......         98.9%   740,785,097(c)
Cash and Other Assets,
 Less Liabilities..............          1.1      7,914,873
                                 -----------   ------------
Net Assets.....................        100.0%  $748,699,970
                                 ===========   ============

------------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $680,969,938.
(c) At October 31, 2000 net unrealized appreciation was $59,815,159, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $93,298,288 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $33,483,129.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000


ASSETS:
 Investment in securities, at value (identified
   cost $676,813,253)...........................  $  740,785,097
   Cash.........................................             372
 Receivables:
   Investment securities sold...................      19,287,235
   Fund shares sold.............................       4,557,275
   Dividends....................................       1,308,365
                                                  --------------
       Total assets.............................     765,938,344
                                                  --------------
LIABILITIES:
 Payables:
   Investment securities purchased..............      16,558,232
   MainStay Management..........................         505,436
   Transfer agent...............................          66,639
   Custodian....................................          32,512
   Fund shares redeemed.........................          20,643
 Accrued expenses...............................          54,912
                                                  --------------
       Total liabilities........................      17,238,374
                                                  --------------
 Net assets.....................................  $  748,699,970
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class..........................  $       53,074
   Institutional Service Class..................             413
 Additional paid-in capital.....................     665,369,240
 Accumulated undistributed net investment
   income.......................................       6,776,583
 Accumulated net realized gain on investments...      12,528,816
 Net unrealized appreciation on investments.....      63,971,844
                                                  --------------
 Net assets.....................................  $  748,699,970
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $  742,923,765
                                                  ==============
 Shares of capital stock outstanding............      53,073,731
                                                  ==============
 Net asset value per share outstanding..........  $        14.00
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $    5,776,205
                                                  ==============
 Shares of capital stock outstanding............         413,403
                                                  ==============
 Net asset value per share outstanding..........  $        13.97
                                                  ==============


STATEMENT OF OPERATIONS
For the year ended October 31, 2000


INVESTMENT INCOME:
 Income:
   Dividends (a)................................  $   12,653,868
   Interest.....................................       1,773,154
                                                  --------------
       Total income.............................      14,427,022
                                                  --------------
 Expenses:
   Management...................................       5,947,686
   Transfer agent...............................         423,261
   Professional.................................          91,844
   Custodian....................................          61,318
   Shareholder communication....................          27,161
   Directors....................................          18,702
   Service......................................          14,628
   Registration.................................          12,672
   Miscellaneous................................          24,702
                                                  --------------
       Total expenses...........................       6,621,974
                                                  --------------
 Net investment income..........................       7,805,048
                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY FORWARD CONTRACT TRANSACTIONS:
 Net realized gain from:
   Security transactions........................      40,132,364
   Foreign currency forward contract
     transactions...............................         378,598
                                                  --------------
 Net realized gain on investments and foreign
   currency forward contract transactions.......      40,510,962
                                                  --------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions........................      26,472,572
   Foreign currency forward contracts...........         137,346
                                                  --------------
 Net unrealized gain on investments and foreign
   currency forward contracts...................      26,609,918
                                                  --------------
 Net realized and unrealized gain on
   investments..................................      67,120,880
                                                  --------------
 Net increase in net assets resulting from
   operations...................................  $   74,925,928
                                                  ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $685.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                  2000            1999*           1998
                                                              -------------   -------------   -------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   7,805,048   $   5,516,523   $   9,720,362
    Net realized gain (loss) on investments and foreign
      currency forward contracts............................     40,510,962     (19,476,120)    129,651,994
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency forward contracts....     26,609,918      72,567,551    (210,901,900)
                                                              -------------   -------------   -------------
    Net increase (decrease) in net assets resulting from
      operations............................................     74,925,928      58,607,954     (71,529,544)
                                                              -------------   -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................     (6,415,828)        (11,708)     (9,628,522)
      Institutional Service Class...........................        (42,011)            (59)        (90,474)
    From net realized gain on investments:
      Institutional Class...................................             --              --    (153,210,452)
      Institutional Service Class...........................             --              --      (1,867,811)
    Distribution in excess of net realized gain on
      investments:
      Institutional Class...................................             --              --      (8,485,501)
      Institutional Service Class...........................             --              --        (103,063)
                                                              -------------   -------------   -------------
        Total dividends and distributions to shareholders...     (6,457,839)        (11,767)   (173,385,823)
                                                              -------------   -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     38,902,953      42,954,878      85,177,154
      Institutional Service Class...........................        724,538         934,186       1,986,558
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................      6,412,685          11,706     171,050,165
      Institutional Service Class...........................         41,327              59       2,062,197
                                                              -------------   -------------   -------------
                                                                 46,081,503      43,900,829     260,276,074
    Cost of shares redeemed:
      Institutional Class...................................   (111,666,061)   (160,535,158)   (197,456,599)
      Institutional Service Class...........................     (2,900,964)     (3,977,132)     (2,401,236)
                                                              -------------   -------------   -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    (68,485,522)   (120,611,461)     60,418,239
                                                              -------------   -------------   -------------
      Net decrease in net assets............................        (17,433)    (62,015,274)   (184,497,128)

NET ASSETS:
  Beginning of period.......................................    748,717,403     810,732,677     995,229,805
                                                              -------------   -------------   -------------
  End of period.............................................  $ 748,699,970   $ 748,717,403   $ 810,732,677
                                                              =============   =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $   6,776,583   $   5,050,776   $       7,156
                                                              =============   =============   =============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                              INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                     JANUARY 1, 1999
                                       YEAR ENDED                        THROUGH                       YEAR ENDED
                                    OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                              -----------------------------   -----------------------------   -----------------------------
Net asset value at beginning
 of period..................    $  12.69         $12.66         $  11.76        $  11.76        $  16.36        $  16.35
                                --------         ------         --------        --------        --------        --------
Net investment income.......        0.15           0.10             0.09            0.06            0.18            0.14
Net realized and unrealized
 gain (loss) on
 investments................        1.27           1.28             0.84            0.84           (1.58)          (1.57)
                                --------         ------         --------        --------        --------        --------
Total from investment
 operations.................        1.42           1.38             0.93            0.90           (1.40)          (1.43)
                                --------         ------         --------        --------        --------        --------
Less dividends and
 distributions:
From net investment income..       (0.11)         (0.07)           (0.00)(a)       (0.00)(a)       (0.18)          (0.14)
From net realized gain on
 investments................         --             --               --              --            (2.90)          (2.90)
In excess of net realized
 gain on investments........         --             --               --              --            (0.12)          (0.12)
                                --------         ------         --------        --------        --------        --------
Total dividends and
 distributions..............       (0.11)         (0.07)           (0.00)(a)       (0.00)(a)       (3.20)          (3.16)
                                --------         ------         --------        --------        --------        --------
Net asset value at end of
 period.....................    $  14.00         $13.97         $  12.69        $  12.66        $  11.76        $  11.76
                                ========         ======         ========        ========        ========        ========
Total investment return.....       11.31%         11.00%            7.91%(b)        7.65%(b)       (8.10%)         (8.30%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income......        1.12%          0.87%            0.84%+          0.59%+          1.04%           0.79%
 Net expenses...............        0.94%          1.19%            0.96%+          1.21%+          0.98%           1.23%
Portfolio turnover rate.....          96%            96%              49%             49%             76%             76%
Net assets at end of period
 (in 000's).................    $742,924         $5,776         $ 741,300       $  7,418        $800,993        $  9,740

------------
 *   The Fund changed its fiscal year end from December 31 to October 31.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
       $  15.87        $  15.85        $  14.43        $  14.43        $  11.58        $  11.58
       --------        --------        --------        --------        --------        --------
           0.23            0.16            0.25            0.23            0.21            0.20
           3.31            3.32            2.98            2.96            3.20            3.20
       --------        --------        --------        --------        --------        --------
           3.54            3.48            3.23            3.19            3.41            3.40
       --------        --------        --------        --------        --------        --------
          (0.23)          (0.16)          (0.25)          (0.23)          (0.21)          (0.20)
          (2.82)          (2.82)          (1.54)          (1.54)          (0.35)          (0.35)
             --              --              --              --              --              --
       --------        --------        --------        --------        --------        --------
          (3.05)          (2.98)          (1.79)          (1.77)          (0.56)          (0.55)
       --------        --------        --------        --------        --------        --------
       $  16.36        $  16.35        $  15.87        $  15.85        $  14.43        $  14.43
       ========        ========        ========        ========        ========        ========
          22.63%          22.28%          22.41%          22.10%          29.42%          29.32%
           1.30%           1.05%           1.70%           1.45%           1.64%           1.39%
           0.93%           1.18%           0.92%           1.17%           0.93%           1.18%
             66%             66%             50%             50%             51%             51%
       $984,220        $ 11,010        $821,725        $ 14,752        $603,749        $  3,213

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Asset Manager Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2000, the U.S. stock market was buffeted by a variety of forces. The Federal Reserve increased the targeted federal funds rate four times--for a total of 1.25%--to slow the pace of the economy and keep inflation in check. With the cost of capital rising for corporations, the market focused more closely on earnings projections and was particularly unforgiving when companies failed to meet expectations.

Domestic bonds and cash investments did relatively well during the 12 months ended October 31, 2000. Rising short-term rates led to an inverted yield curve, creating a variety of new opportunities for bond investors. In the third calendar quarter of 2000, the bond market rallied as economic evidence indicated that the Federal Reserve was becoming less likely to continue tightening the money supply.

Given the strength of the U.S. dollar versus most other currencies, international stock markets had mixed results in U.S. dollar terms. Canada and Hong Kong were particularly strong, while Japan, Australia, and the United Kingdom provided negative U.S. dollar returns over the 12-month period.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional Asset Manager Fund returned 11.18% for Institutional Class shares and 10.96% for Service Class shares. Both share classes outperformed the 9.34% return of the average Lipper(1) flexible portfolio fund for the same period. During the 12-month period, the S&P 500 Index(2) returned 6.09%, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index(3) returned 7.28%, and three-month Treasury bills returned 5.84%.

Both of the Fund's share classes were rated four stars overall out of 3,948 domestic equity funds by Morningstar(4) as of October 31, 2000. Both share classes were also rated four stars out of 3,948 domestic equity funds for the three-year period then ended and four stars out of 2,458 domestic equity funds for the five-year period then ended.

ALLOCATION DECISIONS

The Fund uses a tactical asset-allocation model that incorporates several economic and technical factors to determine the appropriate asset mix within allocation constraints outlined in the prospectus. During the reporting period, the Fund was able to invest in U.S. real estate investment trusts, also known as REITs, which were the Fund's best-performing asset class in the second calendar quarter of 2000 and contributed positively to the Fund's performance for the 12-month period ended October 31, 2000.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S NET ASSET VALUE WILL FLUCTUATE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Monitor Capital Advisors LLC. S&P does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in MainStay Institutional Asset Manager Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. Total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of the three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

During the reporting period, the Fund's allocations to Canada and Hong Kong contributed to its strong performance relative to its peers. With a 29.11% U.S. dollar return,(5) Canada was the strongest international market in which the Fund invested. This was followed by Hong Kong (+13.94%), France (+6.93%), and Germany (+3.60%), all in U.S. dollar terms. International markets in which the Fund earned negative U.S. dollar returns during the reporting period included Japan (-15.25%), United Kingdom (-7.11%), and Australia (-7.73%).

The Fund's asset allocation model kept common stock investments between 45% and 50% of net assets through most of the Fund's fiscal year. Bond allocations varied slightly, with a higher allocation to U.S. government and agency bonds going into 2000 than later in the year. At the end of 1999, the Fund had approximately 5% of its net assets in mortgage-backed securities, which declined to 4.8% by the end of the first calendar quarter of 2000, but later rose to 6.9% of net assets at the end of June 2000, and did not stray far from that level through the remainder of the Fund's fiscal year.

LOOKING AHEAD

Given recent indicators, we believe that corporate profit growth may be slower going forward. Tightening moves by the Federal Reserve and other world central banks have begun to impact global demand. Higher energy costs and tight labor markets are also putting pressure on corporate profitability.

It looks as though the Federal Reserve may pull off the perfect "soft landing" for the U.S. economy, by slowing economic growth just enough to cut off inflationary pressures, while keeping unemployment stable. In light of this trend, we believe we may have seen the last of Federal Reserve moves to increase interest rates in 2000. We expect equity markets to continue to be somewhat choppy and trade in a range through the end of the calendar year, and we believe that U.S. markets for income securities should continue to hold their own in this environment.

Whatever the economy or the markets may bring, the Fund will continue to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money-market investments.

JEFFERSON C. BOYCE
Portfolio Manager
Monitor Capital Advisors LLC

--------------------------------------------------------------------------------
(5) Foreign market and U.S. stock sector returns reflect major unmanaged indices considered representative of the specific markets or sectors. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             ASSET MANAGER FUND VS
                   AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND AND
                      SALOMON SMITH BARNEY BIG BOND INDEX

                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Line Graph]


                                                          AVERAGE LIPPER FLEXIBLE      SALOMON SMITH BARNEY BIG
                               ASSET MANAGER FUND              PORTFOLIO FUND                 BOND INDEX
                               ------------------       ----------------------------   ------------------------
1/2/91                              250000.00                    250000.00                     250000.00
91                                  294750.00                    313558.00                     289968.00
92                                  315660.00                    338970.00                     311935.00
93                                  343407.00                    375676.00                     342897.00
94                                  340450.00                    367754.00                     333138.00
95                                  431737.00                    459083.00                     394858.00
96                                  501515.00                    521059.00                     409133.00
97                                  635368.00                    617234.00                     448509.00
98                                  770743.00                    702866.00                     487598.00
99                                  861906.00                    787208.00                     483528.00
00 as of 10/31/00                   904733.00                    806040.00                     521107.00

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             ASSET MANAGER FUND VS
                   AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND AND
                      SALOMON SMITH BARNEY BIG BOND INDEX

                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]


                                                       AVERAGE LIPPER FLEXIBLE    SALOMON SMITH BARNEY BIG
                             ASSET MANAGER FUND             PORTFOLIO FUND               BOND INDEX
                             ------------------        -----------------------    ------------------------
1/2/91                            250000.00                   250000.00                   250000.00
91                                294750.00                   313558.00                   289968.00
92                                315660.00                   338970.00                   311935.00
93                                343407.00                   375676.00                   342897.00
94                                340450.00                   367754.00                   333138.00
95                                431341.00                   459083.00                   394858.00
96                                499882.00                   521059.00                   409133.00
97                                631366.00                   617234.00                   448509.00
98                                763942.00                   702866.00                   487598.00
99                                852031.00                   787208.00                   483528.00
00 as of 10/31/00                 892717.00                   806040.00                   521107.00

Source: Lipper Inc., 10/31/00

                                                                             AVERAGE ANNUAL TOTAL RETURN*
                 PERFORMANCE                                                     AS OF OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------
                                                                        ONE YEAR   FIVE YEARS    SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
Asset Manager Fund Institutional Class                                    11.18%      17.24%          13.96%
Asset Manager Fund Service Class(+)                                       10.96       16.95           13.81
Average Lipper flexible portfolio fund(++)                                 9.34       13.10           13.31
Salomon Smith Barney BIG Bond Index(sec.)                                  7.28        6.32            7.75

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[BAR GRAPH]

                                                                                                        TEN
                                                                                                       MONTHS           YEAR
                                                       YEAR ENDED                                      ENDED            ENDED
                                                       DECEMBER 31                                   OCTOBER 31       OCTOBER 31
1991         1992         1993         1994         1995         1996         1997         1998         1999            2000
----         ----         ----         ----         ----         ----         ----         ----         ----            ----
17.9         7.09         8.79        -0.86        26.81        16.16        26.69        21.31         5.58           11.18

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered to be representative of the U.S. bond market. Returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

LONG-TERM BONDS (19.8%)+
CORPORATE BONDS (6.3%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
AUTO--LEASES (0.3%)
Ford Motor Credit Co.
 7.00%, due 9/25/01............  $ 1,600,000   $  1,602,000
                                               ------------
AUTOMOBILES (0.2%)
Daimler-Benz North America
 Corp. Series A
 7.375%, due 9/15/06...........    1,000,000      1,000,000
                                               ------------
BANKS--REGIONAL (0.5%)
National Bank of Canada
 Series B
 8.125%, due 8/15/04 (d).......    2,850,000      2,931,938
                                               ------------
BANKS--SUPRANATIONAL (0.3%)
International Bank for
 Reconstruction & Development
 (zero coupon), due 2/15/15
 (d)...........................    2,197,000        807,397
 8.875%, due 3/1/26............    1,000,000      1,236,188
                                               ------------
                                                  2,043,585
                                               ------------
BEVERAGES--ALCOHOLIC (0.4%)
Bass North America Inc.
 6.625%, due 3/1/03............    2,250,000      2,219,063
                                               ------------
BROADCAST/MEDIA (0.2%)
Cox Communications Inc.
 6.50%, due 11/15/02...........    1,000,000        988,750
                                               ------------
CHEMICALS (0.1%)
Aventis
 7.75%, due 1/15/02 (d)........      350,000        350,000
                                               ------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (0.2%)
Nortel Networks Corp.
 6.875%, due 10/1/02 (d).......    1,000,000        996,250
                                               ------------
CONTAINERS--METAL & GLASS (0.6%)
Crown Cork & Seal Finance PLC
 7.00%, due 12/15/06 (d).......    5,000,000      3,412,500
                                               ------------
ELECTRIC POWER COMPANIES (0.6%)
Arkansas Power & Light Co.
 6.00%, due 10/1/03............    3,000,000      2,887,500
Tennessee Valley Authority
 6.875%, due 12/15/43..........    1,000,000        907,159
                                               ------------
                                                  3,794,659
                                               ------------
FINANCIAL--MISCELLANEOUS (0.2%)
Ambac Financial Group Inc.
 9.375%, due 8/1/11............    1,000,000      1,136,250
                                               ------------

                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
INSURANCE--PROPERTY & CASUALTY (0.1%)
American Re Corp. Series B
 7.45%, due 12/15/26...........  $   920,000   $    876,300
                                               ------------
INVESTMENT BANK/BROKERAGE (0.1%)
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04...........      500,000        490,000
Paine Webber Group, Inc.
 7.75%, due 9/1/02.............      400,000        406,500
                                               ------------
                                                    896,500
                                               ------------
MANUFACTURING--DIVERSIFIED (0.3%)
Honeywell International Inc.
 7.50%, due 3/1/10.............    1,000,000      1,031,249
Tyco International Group S.A.
 6.125%, due 1/15/09...........    1,000,000        911,629
                                               ------------
                                                  1,942,878
                                               ------------
OIL & WELL--EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
 6.625%, due 3/30/08 (d).......    1,000,000        933,750
                                               ------------
OIL--INTEGRATED DOMESTIC (0.1%)
Occidental Petroleum Corp.
 10.125%, due 11/15/01.........      500,000        512,500
                                               ------------
OIL--INTEGRATED INTERNATIONAL (1.2%)
Imperial Oil Ltd.
 8.30%, due 8/20/01 (d)........    5,000,000      5,043,750
Societe Nationale Elf Aquitaine
 8.00%, due 10/15/01 (d).......    2,000,000      2,017,500
                                               ------------
                                                  7,061,250
                                               ------------
PAPER & FOREST PRODUCTS (0.1%)
Georgia-Pacific Corp.
 9.125%, due 7/1/22............      500,000        495,000
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (0.2%)
Citizens Communications Co.
 7.45%, due 1/15/04............    1,000,000        985,000
                                               ------------
TELEPHONE (0.5%)
GTE South Inc. Series C
 6.00%, due 2/15/08............    1,300,000      1,194,397
New York Telephone Co.
 6.125%, due 1/15/10...........    1,000,000        910,202
Southwestern Bell
 Telephone Co.
 7.20%, due 10/15/26...........    1,100,000        996,941
                                               ------------
                                                  3,101,540
                                               ------------
Total Corporate Bonds
 (Cost $41,176,685)............                  37,279,713
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

U.S. GOVERNMENT &
FEDERAL AGENCIES (13.5%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(MORTGAGE PASS-THROUGH SECURITIES) (0.1%)
 7.75%, due 10/1/07............  $   288,142   $    292,824
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
 (MORTGAGE PASS-THROUGH SECURITIES) (2.4%)
 6.00%, due 1/1/26-1/1/28......      891,301        836,423
 6.50%, due 2/1/27-10/1/29.....    9,632,386      9,265,103
 7.00%, due 3/1/26-7/1/30......    3,551,045      3,482,465
 7.50%, due 7/1/11-9/1/11......      393,749        396,702
 8.00%, due 10/1/11-11/1/11....      373,566        380,686
                                               ------------
                                                 14,361,379
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.8%)
 6.50%, due 11/1/03-7/1/29.....    8,182,187      7,875,490
 7.00%, due 10/1/03-7/1/30.....    7,661,610      7,515,508
 7.50%, due 7/1/11-10/1/11.....      268,321        270,248
 8.00%, due 7/1/09-11/1/11.....      574,634        584,868
 8.50%, due 6/1/26-10/1/26.....      102,858        105,076
 9.00%, due 6/1/26-9/1/26......      276,209        284,667
                                               ------------
                                                 16,635,857
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (1.5%)
 6.50%, due 2/15/29-8/15/29....    3,073,256      2,967,598
 7.00%, due 7/15/11-12/15/28...    4,413,375      4,367,726
 7.50%, due 3/15/26-6/15/26....      513,939        515,866
 8.00%, due 8/15/26-10/15/26...      381,226        387,421
 8.50%, due 11/15/26...........      147,146        150,961
 9.00%, due 4/15/25-11/15/26...      123,997        128,337
                                               ------------
                                                  8,517,909
                                               ------------
RESOLUTION FUNDING CORPORATION (0.2%)
 (zero coupon), due 10/15/10...    2,600,000      1,408,212
                                               ------------
UNITED STATES TREASURY BONDS (1.6%)
 5.25%, due 2/15/29............    3,650,000      3,322,084
 6.125%, due 11/15/27..........    1,500,000      1,532,340
 6.25%, due 8/15/23............    1,000,000      1,031,540
 8.125%, due 5/15/21...........    1,000,000      1,247,630
 10.625%, due 8/15/15..........    1,000,000      1,449,310
 11.875%, due 11/15/03.........      700,000        813,498
                                               ------------
                                                  9,396,402
                                               ------------

                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------

FEDERAL AGENCIES (13.5%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
UNITED STATES TREASURY NOTES (4.9%)
 4.75%, due 11/15/08...........  $10,000,000   $  9,305,300
 5.625%, due 12/31/02..........    8,500,000      8,443,305
 5.75%, due 8/15/03............    2,300,000      2,291,375
 6.00%, due 8/15/04............    4,400,000      4,420,636
 7.00%, due 7/15/06............    2,100,000      2,213,736
 7.50%, due 11/15/01-5/15/02...    2,000,000      2,032,290
                                               ------------
                                                 28,706,642
                                               ------------
Total U.S. Government & Federal
 Agencies
 (Cost $79,854,173)............                  79,319,225(f)
                                               ------------
Total Long-Term Bonds
 (Cost $121,030,858)...........                 116,598,938
                                               ------------
COMMON STOCKS (45.2%)
                                   SHARES
                                 -----------
AEROSPACE/DEFENSE (0.6%)
Boeing Co. (The)...............       18,964      1,285,996
General Dynamics Corp. ........        4,240        303,425
Goodrich (B.F.) Co. (The)......        2,289         93,706
Lockheed Martin Corp. .........        9,048        324,371
Northrop Grumman Corp. ........        1,522        127,848
Raytheon Co. Class B...........        7,313        250,013
Rockwell International
 Corp. ........................        3,962        155,756
United Technologies Corp. .....        9,969        695,961
                                               ------------
                                                  3,237,076
                                               ------------
AIRLINES (0.1%)
AMR Corp. (a)..................        3,248        106,372
Delta Air Lines, Inc. .........        2,628        124,173
Southwest Airlines Co. ........       10,547        300,590
US Airways Group, Inc. (a).....        1,366         51,566
                                               ------------
                                                    582,701
                                               ------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. ...........        7,039        222,169
Alcoa Inc. ....................       18,377        527,190
                                               ------------
                                                    749,359
                                               ------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ......        1,564         17,106
Delphi Automotive Systems
 Corp. ........................       11,957        187,576
Genuine Parts Co. .............        3,758         80,092
Goodyear Tire & Rubber Co.
 (The).........................        3,281         60,699
Visteon Corp. .................        2,790         49,348
                                               ------------
                                                    394,821
                                               ------------
AUTOMOBILES (0.3%)
Ford Motor Co. ................       39,811      1,040,062
General Motors Corp. ..........       11,364        705,989
                                               ------------
                                                  1,746,051
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
BANKS--MAJOR REGIONAL (1.6%)
AmSouth Bancorp................        8,217   $    114,525
Bank of New York Co., Inc.
 (The).........................       15,619        899,069
Bank One Corp. ................       24,338        888,337
BB&T Corp. ....................        8,334        265,646
Comerica Inc. .................        3,281        197,885
Fifth Third Bancorp............        9,879        507,534
Firstar Corp. .................       20,238        398,436
FleetBoston Financial Corp. ...       19,101        725,838
Huntington Bancshares Inc. ....        5,232         75,210
KeyCorp........................        9,209        227,347
Mellon Financial Corp. ........       10,437        503,585
National City Corp. ...........       12,817        273,963
Northern Trust Corp. ..........        4,725        403,397
Old Kent Financial Corp. ......        2,894         80,128
PNC Financial Services Group,
 Inc. (The)....................        6,081        406,667
Regions Financial Corp. .......        4,766        112,299
SouthTrust Corp. ..............        3,518        113,895
State Street Corp. ............        3,401        424,241
Summit Bancorp.................        3,724        139,650
SunTrust Banks, Inc. ..........        6,366        310,740
Synovus Financial Corp. .......        5,845        126,033
Union Planters Corp. ..........        2,884         97,515
U.S. Bancorp...................       15,655        378,655
Wachovia Corp. ................        4,251        229,554
Wells Fargo Co. ...............       34,804      1,611,860
                                               ------------
                                                  9,512,009
                                               ------------
BANKS--MONEY CENTER (0.7%)
Bank of America Corp. .........       34,790      1,672,094
Chase Manhattan Corp. (The)....       27,729      1,261,670
First Union Corp. .............       20,783        629,985
Morgan (J.P.) & Co., Inc. .....        3,384        560,052
                                               ------------
                                                  4,123,801
                                               ------------
BANKS--SAVINGS & LOANS (0.1%)
Charter One Financial, Inc. ...        4,574        104,916
Golden West Financial Corp. ...        3,325        186,408
Washington Mutual, Inc. .......       11,386        500,984
                                               ------------
                                                    792,308
                                               ------------
BEVERAGES--ALCOHOLIC (0.2%)
Anheuser-Busch Cos., Inc. .....       19,179        877,439
Brown-Forman Corp.
 Class B.......................        1,514         92,165
Coors (Adolph) Co.
 Class B.......................          775         49,358
                                               ------------
                                                  1,018,962
                                               ------------
BEVERAGES--SOFT DRINKS (0.8%)
Coca-Cola Co. (The)............       52,458      3,167,152
Coca-Cola Enterprises Inc. ....        8,941        164,291
PepsiCo, Inc. .................       30,453      1,475,067
                                               ------------
                                                  4,806,510
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

BROADCAST/MEDIA (0.3%)
Clear Channel Communications,
 Inc. (a)......................       12,331   $    740,631
Comcast Corp. Special
 Class A (a)...................       19,104        778,488
                                               ------------
                                                  1,519,119
                                               ------------
BUILDING MATERIALS (0.1%)
Masco Corp. ...................        9,495        177,438
Sherwin-Williams Co. (The).....        3,455         74,930
Vulcan Materials Co. ..........        2,163         90,846
                                               ------------
                                                    343,214
                                               ------------
CHEMICALS (0.4%)
Air Products & Chemicals,
 Inc. .........................        4,881        182,122
Dow Chemical Co. (The).........       14,182        434,324
Du Pont (E.I.) De Nemours &
 Co. ..........................       22,015        998,931
Eastman Chemical Co. ..........        1,634         70,058
Hercules Inc. .................        2,144         39,262
Praxair, Inc. .................        3,406        126,873
Rohm & Haas Co. ...............        4,650        139,791
Union Carbide Corp. ...........        2,836        121,948
                                               ------------
                                                  2,113,309
                                               ------------
CHEMICALS--DIVERSIFIED (0.1%)
Avery Dennison Corp. ..........        2,384        120,392
Engelhard Corp. ...............        2,688         56,112
FMC Corp. (a)..................          677         51,452
PPG Industries, Inc. ..........        3,748        167,254
                                               ------------
                                                    395,210
                                               ------------
CHEMICALS--SPECIALTY (0.0%) (b)
Grace (W.R.) & Co. (a).........        1,394          5,315
Great Lakes Chemical Corp. ....        1,113         37,146
Sigma-Aldrich Corp. ...........        1,785         63,814
                                               ------------
                                                    106,275
                                               ------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (3.2%)
ADC Telecommunications,
 Inc. (a)......................       16,372        349,951
Andrew Corp. (a)...............        1,751         46,073
Avaya Inc. (a).................        5,887         79,107
Cabletron Systems, Inc. (a)....        3,861        104,730
Cisco Systems, Inc. (a)........      150,142      8,088,900
Comverse Technology, Inc. (a)..        3,325        371,569
Corning Inc. ..................       18,611      1,423,742
JDS Uniphase Corp. (a).........       19,849      1,615,212
Lucent Technologies Inc. ......       70,653      1,647,098
Network Appliance, Inc. (a)....        6,589        784,091
Nortel Networks Corp. .........       63,225      2,876,738
QUALCOMM, Inc. (a).............       15,696      1,021,957
Scientific-Atlanta, Inc. ......        3,282        224,612
Tellabs, Inc. (a)..............        8,607        429,812
                                               ------------
                                                 19,063,592
                                               ------------
COMPUTER SOFTWARE & SERVICES (3.6%)
Adobe Systems Inc. ............        5,112        388,831
America Online Inc. (a)........       48,847      2,463,354
Autodesk, Inc. ................        1,214         26,784

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Automatic Data Processing,
 Inc. .........................       13,224   $    863,692
BMC Software, Inc. (a).........        5,087        103,330
Ceridian Corp. (a).............        3,066         76,650
Citrix Systems, Inc. (a).......        3,820         84,518
Computer Associates
 International, Inc. ..........       12,582        401,051
Computer Sciences Corp. (a)....        3,590        226,170
Compuware Corp. (a)............        7,747         61,008
Electronic Data Systems
 Corp. ........................        9,837        461,724
Equifax Inc. ..................        3,027        104,432
First Data Corp. ..............        8,627        432,428
Mercury Interactive
 Corp. (a).....................        1,708        189,588
Microsoft Corp. (a)............      111,288      7,664,961
Novell, Inc. (a)...............        7,022         63,198
Oracle Corp. (a)...............      119,000      3,927,000
Parametric Technology
Corp. (a)......................        5,837         71,868
Paychex, Inc. .................        7,919        448,908
PeopleSoft, Inc. (a)...........        5,924        258,527
Sabre Holdings Corp. (a).......        2,783         93,057
Sapient Corp. (a)..............        2,480         88,195
Siebel Systems, Inc. (a).......        8,847        928,382
VERITAS Software Corp. (a).....        8,500      1,198,633
Yahoo! Inc. (a)................       11,610        680,636
                                               ------------
                                                 21,306,925
                                               ------------
COMPUTER SYSTEMS (3.0%)
Apple Computer, Inc. (a).......        6,935        135,666
Compaq Computer Corp. .........       35,798      1,088,617
Dell Computer Corp. (a)........       54,685      1,613,208
EMC Corp. (a)..................       46,184      4,113,263
Gateway Inc. (a)...............        6,777        349,761
Hewlett-Packard Co. ...........       42,218      1,960,498
International Business Machines
 Corp. ........................       37,300      3,674,050
Lexmark International Group,
 Inc. (a)......................        2,737        112,217
NCR Corp. (a)..................        2,034         87,716
Palm, Inc. (a).................       12,009        643,232
Seagate Technology, Inc. (a)...        4,892        341,829
Sun Microsystems, Inc. (a).....       33,525      3,717,084
Unisys Corp. (a)...............        6,572         83,793
                                               ------------
                                                 17,920,934
                                               ------------
CONGLOMERATES (0.0%)(b)
Textron Inc. ..................        3,074        155,045
                                               ------------
CONTAINERS--METAL & GLASS (0.0%) (b)
Ball Corp. ....................          625         21,953
Crown Cork & Seal Co., Inc. ...        2,585         23,588
Owens-Illinois, Inc. (a).......        3,108         18,454
                                               ------------
                                                     63,995
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

CONTAINERS--PAPER (0.0%) (b)
Bemis Co., Inc. ...............        1,170   $     30,274
Pactiv Corp. (a)...............        3,583         37,622
Temple-Inland Inc. ............        1,146         51,283
                                               ------------
                                                    119,179
                                               ------------
COSMETICS/PERSONAL CARE (0.2%)
Alberto-Culver Co. Class B.....        1,181         39,637
Avon Products, Inc. ...........        4,999        242,452
Gillette Co. (The).............       22,160        772,830
International Flavors &
 Fragrances Inc. ..............        2,169         36,331
                                               ------------
                                                  1,091,250
                                               ------------
ELECTRIC POWER COMPANIES (0.9%)
Ameren Corp. ..................        2,906        115,514
American Electric Power Co.,
 Inc. .........................        6,861        284,732
Cinergy Corp. .................        3,432        105,105
CMS Energy Corp. ..............        2,352         63,504
Consolidated Edison, Inc. .....        4,512        158,766
Constellation Energy Group,
 Inc. .........................        3,146        131,149
CP&L Energy, Inc. .............        3,387        136,538
Dominion Resources, Inc. ......        5,062        301,505
DTE Energy Co. ................        3,083        111,373
Duke Energy Corp. .............        7,788        673,175
Edison International...........        6,938        165,645
Entergy Corp. .................        4,786        183,364
Exelon Corp. ..................        6,837        411,067
FirstEnergy Corp. .............        4,922        127,357
Florida Progress Corp. ........        2,122        112,864
FPL Group, Inc. ...............        3,770        248,820
GPU, Inc. .....................        2,628         86,888
Niagara Mohawk Holdings Inc.
 (a)...........................        3,612         57,792
PG&E Corp. ....................        8,203        220,968
Pinnacle West Capital Corp. ...        1,856         80,620
PPL Corp. .....................        3,033        124,922
Public Service Enterprise Group
 Inc. .........................        4,633        192,269
Reliant Energy, Inc. ..........        6,246        258,038
Southern Co. (The).............       13,816        405,845
TXU Corp. .....................        5,620        208,291
Xcel Energy Inc. ..............        7,217        184,485
                                               ------------
                                                  5,150,596
                                               ------------
ELECTRICAL EQUIPMENT (2.3%)
American Power Conversion
 Corp. (a).....................        4,074         52,707
Cooper Industries, Inc. .......        1,946         74,435
Emerson Electric Co. ..........        9,123        669,970
General Electric Co. (c).......      209,582     11,487,735
Grainger (W.W.), Inc. .........        2,128         67,963
Molex Inc. ....................        4,164        224,856
Power-One, Inc. (a)............        1,600        113,500
Sanmina Corp. (a)..............        3,238        370,144

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
ELECTRICAL EQUIPMENT (CONTINUED)
Solectron Corp. (a)............       12,684   $    558,096
Thomas & Betts Corp. ..........        1,103         16,683
                                               ------------
                                                 13,636,089
                                               ------------
ELECTRONICS--DEFENSE (0.0%) (b)
PerkinElmer, Inc. .............        1,062        126,909
                                               ------------
ELECTRONICS--INSTRUMENTATION (0.1%)
Agilent Technologies,
 Inc. (a)......................        9,604        444,786
Tektronix, Inc. ...............          969         69,041
                                               ------------
                                                    513,827
                                               ------------
ELECTRONICS--SEMICONDUCTORS (2.5%)
Adaptec, Inc. (a)..............        2,151         34,013
Advanced Micro Devices,
 Inc. (a)......................        6,592        149,144
Altera Corp. (a)...............        8,397        343,752
Analog Devices, Inc. (a).......        7,534        489,710
Applied Materials, Inc. (a)....       17,084        907,588
Broadcom Corp. (a).............        4,660      1,036,267
Conexant Systems, Inc. (a).....        4,697        123,590
Intel Corp. ...................      141,981      6,389,145
KLA-Tencor Corp. (a)...........        3,998        135,182
Linear Technology Corp. .......        6,600        426,112
LSI Logic Corp. (a)............        6,406        210,597
Maxim Integrated Products,
 Inc. (a)......................        5,957        395,024
Micron Technology, Inc. (a)....       11,838        411,370
Motorola, Inc. ................       46,127      1,150,292
National Semiconductor
 Corp. (a).....................        3,645         94,770
Novellus Systems, Inc. (a).....        2,820        115,444
Teradyne, Inc. (a).............        3,639        113,719
Texas Instruments Inc. ........       36,550      1,793,234
Xilinx, Inc. (a)...............        6,959        504,093
                                               ------------
                                                 14,823,046
                                               ------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. ...................        1,578         55,230
                                               ------------
ENTERTAINMENT (1.0%)
Seagram Co. Ltd. (The).........        9,201        525,607
Time Warner Inc. ..............       27,983      2,124,190
Viacom Inc. Class B (a)........       32,040      1,822,275
Walt Disney Co. (The)..........       43,913      1,572,634
                                               ------------
                                                  6,044,706
                                               ------------
FINANCIAL--MISCELLANEOUS (2.4%)
AFLAC Inc. ....................        5,624        410,903
American Express Co. ..........       28,165      1,689,900
American General Corp. ........        5,312        427,616
Associates First Capital Corp.
 Class A.......................       15,526        576,403
CIT Group, Inc.(The)...........        5,524         96,325
Citigroup Inc. ................       95,135      5,006,479
Fannie Mae.....................       21,256      1,636,712
Franklin Resources Inc. .......        5,189        222,297
Freddie Mac....................       14,653        879,180

                                   SHARES         VALUE
                                 -------------------------

FINANCIAL--MISCELLANEOUS (CONTINUED)
MBIA Inc. .....................        2,039   $    148,210
MBNA Corp. ....................       18,044        677,778
Moody's Corp. .................        3,432         90,304
Morgan Stanley Dean Witter &
 Co. ..........................       23,761      1,908,305
Price (T. Rowe) Associates,
 Inc. .........................        2,597        121,572
Stilwell Financial, Inc. ......        4,765        213,532
USA Education Inc. ............        3,329        186,008
                                               ------------
                                                 14,291,524
                                               ------------
FOOD (0.6%)
Campbell Soup Co. .............        8,944        261,612
ConAgra Foods, Inc. ...........       11,310        241,751
General Mills, Inc. ...........        6,123        255,635
Heinz (H.J.) Co. ..............        7,410        310,757
Hershey Foods Corp. ...........        2,910        158,049
Kellogg Co. ...................        8,615        218,606
Nabisco Group Holdings Corp. ..        6,942        200,450
Quaker Oats Co. (The)..........        2,750        224,297
Ralston-Ralston Purina Group...        6,465        156,776
Sara Lee Corp. ................       18,406        396,880
Unilever N.V...................       12,129        616,305
Wrigley (Wm.) Jr. Co. .........        2,446        193,693
                                               ------------
                                                  3,234,811
                                               ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.2%)
Cardinal Health, Inc. .........        5,843        553,624
McKesson HBOC, Inc. ...........        5,979        167,786
SUPERVALU Inc. ................        2,676         41,144
SYSCO Corp. ...................        7,032        366,982
                                               ------------
                                                  1,129,536
                                               ------------
GOLD & PRECIOUS METALS MINING (0.0%)(b)
Barrick Gold Corp. ............        8,353        111,721
Homestake Mining Co. ..........        5,567         22,964
Newmont Mining Corp. ..........        3,612         48,988
Placer Dome Inc. ..............        6,931         56,314
                                               ------------
                                                    239,987
                                               ------------
HARDWARE & TOOLS (0.0%)(b)
Black & Decker Corp. (The).....        1,764         66,370
Snap-on Inc. ..................        1,210         30,931
Stanley Works (The)............        1,811         48,218
                                               ------------
                                                    145,519
                                               ------------
HEALTH CARE--DIVERSIFIED (1.5%)
Abbott Laboratories............       32,804      1,732,461
Allergan, Inc. ................        2,743        230,583
American Home Products
 Corp. ........................       27,576      1,751,076
Bristol-Myers Squibb Co. ......       41,606      2,535,366
Johnson & Johnson..............       29,417      2,710,041
                                               ------------
                                                  8,959,527
                                               ------------
HEALTH CARE--DRUGS (2.7%)
King Pharmaceuticals,
 Inc. (a)......................        3,509        157,247
Lilly (Eli) & Co. .............       23,936      2,139,280
Merck & Co., Inc. .............       48,698      4,379,776
Pharmacia Corp. ...............       27,495      1,512,225

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
HEALTH CARE--DRUGS (CONTINUED)
Pfizer, Inc. ..................      133,501   $  5,765,575
Schering-Plough Corp. .........       31,086      1,606,758
Watson Pharmaceuticals, Inc.
 (a)...........................        2,050        128,253
                                               ------------
                                                 15,689,114
                                               ------------
HEALTH CARE--HMOS (0.1%)
Aetna Inc. ....................        2,994        173,091
Humana Inc. (a)................        3,608         43,747
UnitedHealth Group Inc. (a)....        3,366        368,156
Wellpoint Health Networks Inc.
 (a)...........................        1,356        158,567
                                               ------------
                                                    743,561
                                               ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.1%)
HCA-The Healthcare Co. ........       11,811        471,702
Tenet Healthcare Corp. (a).....        6,633        260,760
                                               ------------
                                                    732,462
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (0.6%)
Bard (C.R.), Inc. .............        1,069         44,764
Bausch & Lomb Inc. ............        1,076         41,493
Baxter International Inc. .....        6,138        504,467
Becton, Dickinson & Co. .......        5,405        181,068
Biomet, Inc. ..................        3,670        132,808
Boston Scientific Corp. (a)....        8,436        134,449
Guidant Corp. (a)..............        6,429        340,335
Medtronic, Inc. ...............       25,330      1,375,736
PE Corp.-PE Biosystems Group...        4,428        518,076
St. Jude Medical, Inc. (a).....        1,751         96,305
                                               ------------
                                                  3,369,501
                                               ------------
HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a).................        2,465        199,511
Amgen Inc. (a).................       21,725      1,258,692
Biogen, Inc. (a)...............        3,134        188,628
HEALTHSOUTH Corp. (a)..........        8,228         98,736
Manor Care, Inc. (a)...........        2,167         36,162
MedImmune, Inc. (a)............        4,490        293,534
Quintiles Transnational Corp.
 (a)...........................        2,459         34,272
                                               ------------
                                                  2,109,535
                                               ------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc. ......          847         28,798
Dana Corp. ....................        3,223         71,510
Eaton Corp. ...................        1,494        101,686
Navistar International Corp.
 (a)...........................        1,251         41,361
PACCAR Inc. ...................        1,642         69,067
                                               ------------
                                                    312,422
                                               ------------
HOMEBUILDING (0.0%) (b)
Centex Corp. ..................        1,233         45,621
Kaufman & Broad Home Corp. ....          950         28,262
Pulte Corp. ...................          863         28,749
                                               ------------
                                                    102,632
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

HOTEL/MOTEL (0.1%)
Carnival Corp. ................       12,655   $    314,002
Harrah's Entertainment, Inc.
 (a)...........................        2,525         72,278
Hilton Hotels Corp. ...........        7,820         74,299
Marriott International, Inc.
 Class A.......................        5,117        207,238
                                               ------------
                                                    667,817
                                               ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.0%) (b)
Armstrong Holdings, Inc. ......          833          2,395
Leggett & Platt, Inc. .........        4,191         68,628
Maytag Corp. ..................        1,631         46,687
Whirlpool Corp. ...............        1,560         67,860
                                               ------------
                                                    185,570
                                               ------------
HOUSEHOLD PRODUCTS (0.7%)
Clorox Co. (The)...............        5,022        224,107
Colgate-Palmolive Co. .........       12,220        718,047
Fort James Corp. ..............        4,316        142,158
Kimberly-Clark Corp. ..........       11,339        748,374
Procter & Gamble Co. (The).....       27,653      1,975,461
                                               ------------
                                                  3,808,147
                                               ------------
HOUSEWARES (0.0%) (b)
Fortune Brands, Inc. ..........        3,354         98,734
Newell Rubbermaid Inc. ........        5,666        108,716
Tupperware Corp. ..............        1,216         20,824
                                               ------------
                                                    228,274
                                               ------------
INSURANCE BROKERS (0.2%)
Aon Corp. .....................        5,452        225,917
Marsh & McLennan Cos., Inc. ...        5,698        745,014
                                               ------------
                                                    970,931
                                               ------------
INSURANCE--LIFE (0.1%)
Conseco, Inc. .................        6,902         47,883
Jefferson-Pilot Corp. .........        2,242        154,137
Lincoln National Corp. ........        4,016        194,274
Torchmark Corp. ...............        2,758         91,876
UNUMProvident Corp. ...........        5,100        144,075
                                               ------------
                                                    632,245
                                               ------------
INSURANCE--MULTI-LINE (0.9%)
American International Group,
 Inc. .........................       48,944      4,796,512
CIGNA Corp. ...................        3,376        411,703
Hartford Financial Services
 Group, Inc. (The).............        4,752        353,727
                                               ------------
                                                  5,561,942
                                               ------------
INSURANCE--PROPERTY & CASUALTY (0.3%)
Allstate Corp. (The)...........       15,761        634,380
Chubb Corp. (The)..............        3,745        316,218
Cincinnati Financial Corp. ....        3,386        124,436
Loews Corp. ...................        2,066        187,877
MGIC Investment Corp. .........        2,270        154,644
Progressive Corp. (The)........        1,501        147,473

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
INSURANCE--PROPERTY & CASUALTY (CONTINUED)
SAFECO Corp. ..................        2,765   $     66,878
St. Paul Cos., Inc. (The)......        4,595        235,494
                                               ------------
                                                  1,867,400
                                               ------------
INVESTMENT BANK/BROKERAGE (0.5%)
Bear Stearns Cos., Inc.
 (The).........................        2,324        140,892
Lehman Brothers Holdings
 Inc. .........................        5,142        331,659
Merrill Lynch & Co., Inc. .....       17,027      1,191,890
Paine Webber Group Inc. .......        3,133        223,226
Schwab (Charles) Corp. (The)...       29,237      1,026,950
                                               ------------
                                                  2,914,617
                                               ------------
LEISURE TIME (0.1%)
Brunswick Corp. ...............        1,887         36,679
Harley-Davidson, Inc. .........        6,534        314,857
                                               ------------
                                                    351,536
                                               ------------
MACHINERY--DIVERSIFIED (0.1%)
Briggs & Stratton Corp. .......          449         16,024
Caterpillar Inc. ..............        7,415        259,988
Deere & Co. ...................        4,949        182,185
Ingersoll-Rand Co. ............        3,465        130,804
Thermo Electron Corp. (a)......        3,494        101,326
Timken Co. (The)...............        1,283         18,042
                                               ------------
                                                    708,369
                                               ------------
MANUFACTURING--DIVERSIFIED (0.7%)
Crane Co. .....................        1,267         33,180
Danaher Corp. .................        2,974        187,734
Dover Corp. ...................        4,365        185,240
Honeywell International
 Inc. .........................       16,947        911,960
Illinois Tool Works Inc. ......        6,409        356,100
ITT Industries, Inc. ..........        1,827         59,492
Johnson Controls, Inc. ........        1,794        106,967
Millipore Corp. ...............          967         50,767
Pall Corp. ....................        2,584         55,718
Parker-Hannifin Corp. .........        2,370         98,059
Sealed Air Corp. (a)...........        1,778         85,566
Tyco International Ltd. .......       35,678      2,022,501
                                               ------------
                                                  4,153,284
                                               ------------
METALS--MINING (0.0%) (b)
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)..............        3,373         26,773
Inco Ltd. (a)..................        3,860         59,589
Phelps Dodge Corp. ............        1,646         76,950
                                               ------------
                                                    163,312
                                               ------------
MISCELLANEOUS (0.3%)
AES Corp. (The) (a)............        9,655        545,507
American Greetings Corp. Class
 A.............................        1,406         25,572
Archer-Daniels-Midland Co. ....       13,467        148,137
Minnesota Mining &
 Manufacturing Co. ............        8,355        807,302
TRW, Inc. .....................        2,613        109,746
                                               ------------
                                                  1,636,264
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.5%)
Coastal Corp. (The)............        4,576   $    345,202
Columbia Energy Group..........        1,698        122,150
Dynegy Inc. ...................        6,558        303,718
Eastern Enterprises............          544         35,020
El Paso Energy Corp. ..........        4,930        309,049
Enron Corp. ...................       15,683      1,286,986
KeySpan Corp. .................        2,838         99,862
NICOR Inc. ....................          996         35,171
ONEOK, Inc. ...................          666         26,390
Peoples Energy Corp. ..........          743         25,541
Sempra Energy..................        4,320         89,370
Williams Cos., Inc. (The)......        9,267        387,477
                                               ------------
                                                  3,065,936
                                               ------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes Inc. .............        5,482        162,747
Xerox Corp. ...................       14,113        119,078
                                               ------------
                                                    281,825
                                               ------------
OIL & GAS DRILLING (0.0%) (b)
Rowan Cos., Inc. (a)...........        1,986         50,022
                                               ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.2%)
Anadarko Petroleum Corp. ......        5,112        327,424
Apache Corp. ..................        2,605        144,089
Burlington Resources Inc. .....        4,611        165,996
Devon Energy Corp. ............        2,661        134,114
Unocal Corp. ..................        5,123        174,822
                                               ------------
                                                    946,445
                                               ------------
OIL & WELL--EQUIPMENT & SERVICES (0.3%)
Baker Hughes Inc. .............        6,964        239,388
Halliburton Co. ...............        9,389        347,980
McDermott International,
 Inc. .........................        1,220         11,819
Nabors Industries, Inc. (a)....        3,100        157,790
Schlumberger Ltd. .............       12,040        916,545
Transocean Sedco Forex Inc. ...        4,477        237,281
                                               ------------
                                                  1,910,803
                                               ------------
OIL--INTEGRATED DOMESTIC (0.2%)
Amerada Hess Corp. ............        1,956        121,272
Ashland Inc. ..................        1,518         49,714
Conoco Inc. Class B............       13,262        360,561
Kerr-McGee Corp. ..............        1,967        128,470
Occidental Petroleum Corp. ....        7,560        150,255
Phillips Petroleum Co. ........        5,434        335,549
Sunoco Inc. ...................        1,872         56,043
Tosco Corp. ...................        3,050         87,306
USX-Marathon Group.............        6,574        178,731
                                               ------------
                                                  1,467,901
                                               ------------
OIL--INTEGRATED INTERNATIONAL (1.9%)
Chevron Corp. .................       13,798      1,133,161
Exxon Mobil Corp. .............       73,769      6,579,272

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
OIL--INTEGRATED INTERNATIONAL (CONTINUED)
Royal Dutch Petroleum Co.
 ADR (e).......................       45,405   $  2,695,922
Texaco Inc. ...................       11,695        690,736
                                               ------------
                                                 11,099,091
                                               ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ...........        1,184         33,966
Georgia-Pacific Group..........        3,663         98,443
International Paper Co. .......       10,183        372,952
Louisiana-Pacific Corp. .......        2,238         19,023
Mead Corp. (The)...............        2,212         64,010
Potlatch Corp. ................          635         21,273
Westvaco Corp. ................        2,090         59,565
Weyerhaeuser Co. ..............        4,543        213,237
Willamette Industries, Inc. ...        2,323         84,354
                                               ------------
                                                    966,823
                                               ------------
PERSONAL LOANS (0.2%)
Capital One Financial Corp. ...        4,161        262,663
Countrywide Credit Industries,
 Inc. .........................        2,437         91,235
Household International,
 Inc. .........................        9,955        500,861
Providian Financial Corp. .....        3,046        316,784
                                               ------------
                                                  1,171,543
                                               ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. .............        6,509        292,091
Polaroid Corp. ................          991          9,972
                                               ------------
                                                    302,063
                                               ------------
POLLUTION CONTROL (0.1%)
Allied Waste Industries, Inc.
 (a)...........................        4,093         37,860
Waste Management, Inc. ........       13,117        262,340
                                               ------------
                                                    300,200
                                               ------------
PUBLISHING (0.1%)
Harcourt General Inc. .........        1,457         81,665
McGraw-Hill Cos., Inc. (The)...        4,090        262,527
Meredith Corp. ................        1,094         34,734
                                               ------------
                                                    378,926
                                               ------------
PUBLISHING--NEWSPAPER (0.2%)
Dow Jones & Co., Inc. .........        1,845        108,624
Gannett Co., Inc. .............        5,624        326,192
Knight-Ridder, Inc. ...........        1,686         84,722
New York Times Co. (The)
 Class A.......................        3,535        129,911
Tribune Co. ...................        6,475        239,980
                                               ------------
                                                    889,429
                                               ------------
RAILROADS (0.1%)
Burlington Northern Santa Fe
 Corp. ........................        8,535        226,711
CSX Corp. .....................        4,620        116,944
Norfolk Southern Corp. ........        8,167        115,359
Union Pacific Corp. ...........        5,299        248,390
                                               ------------
                                                    707,404
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

RESTAURANTS (0.2%)
Darden Restaurants, Inc. ......        2,655   $     59,738
McDonald's Corp. ..............       27,886        864,466
Starbucks Corp. (a)............        3,941        176,113
Tricon Global Restaurants,
 Inc. (a)......................        3,138         94,140
Wendy's International, Inc. ...        2,387         51,917
                                               ------------
                                                  1,246,374
                                               ------------
RETAIL STORES--APPAREL (0.1%)
Gap, Inc. (The)................       17,921        462,586
Limited, Inc. (The)............        9,218        232,755
TJX Cos., Inc. (The)...........        6,286        171,293
                                               ------------
                                                    866,634
                                               ------------
RETAIL STORES--DEPARTMENT (0.1%)
Dillard's, Inc. Class A........        1,948         20,454
Federated Department Stores,
 Inc. (a)......................        4,446        144,773
Kohl's Corp. (a)...............        6,960        377,145
May Department Stores Co.
 (The).........................        6,239        163,773
Nordstrom, Inc. ...............        2,868         47,143
Penney (J.C.) Co., Inc. .......        5,591         65,345
                                               ------------
                                                    818,633
                                               ------------
RETAIL STORES--DRUGS (0.2%)
Longs Drug Stores Corp. .......          860         18,812
Walgreen Co. ..................       21,316        972,543
                                               ------------
                                                    991,355
                                               ------------
RETAIL STORES--FOOD (0.2%)
Albertson's, Inc. .............        8,931        211,553
Kroger Co. (The) (a)...........       17,605        397,213
Safeway Inc. (a)...............       10,603        579,851
Winn-Dixie Stores, Inc. .......        3,091         59,502
                                               ------------
                                                  1,248,119
                                               ------------
RETAIL STORES--GENERAL MERCHANDISE (0.9%)
Kmart Corp. (a)................       10,250         60,860
Sears, Roebuck & Co. ..........        7,203        214,145
Target Corp. ..................       19,222        531,008
Wal-Mart Stores, Inc. .........       94,438      4,285,124
                                               ------------
                                                  5,091,137
                                               ------------
RETAIL STORES--SPECIALTY (0.8%)
AutoZone, Inc. (a).............        2,820         75,611
Bed Bath & Beyond Inc. (a).....        5,857        151,184
Best Buy Co. Inc. (a)..........        4,358        218,717
Circuit City Stores-Circuit
 City Group....................        4,243         56,220
Consolidated Stores Corp.
 (a)...........................        2,358         28,001
Costco Wholesale Corp. (a).....        9,429        345,337
CVS Corp. .....................        8,285        438,587
Dollar General Corp. ..........        6,966        107,973
Home Depot, Inc. (The).........       48,907      2,103,001
Lowe's Cos., Inc. .............        8,097        369,932
Office Depot, Inc. (a).........        6,643         55,220
RadioShack Corp. ..............        3,976        237,069
Staples Inc. (a)...............        9,960        141,930

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
RETAIL STORES--SPECIALTY (CONTINUED)
Tiffany & Co. .................        3,090   $    131,904
Toys "R" Us, Inc. (a)..........        4,527         77,808
                                               ------------
                                                  4,538,494
                                               ------------
SHOES (0.0%) (b)
NIKE, Inc. Class B.............        5,712        228,123
Reebok International Ltd.
 (a)...........................        1,198         25,832
                                               ------------
                                                    253,955
                                               ------------
SPECIALIZED SERVICES (0.2%)
Block (H&R), Inc. .............        2,099         74,908
Cendant Corp. (a)..............       15,311        183,732
Convergys Corp. (a)............        3,265        142,232
Ecolab Inc. ...................        2,712        106,276
IMS Health Inc. ...............        6,264        147,987
Interpublic Group of Cos., Inc.
 (The).........................        6,393        274,499
National Service Industries,
 Inc. .........................          836         17,086
Omnicom Group Inc. ............        3,726        343,724
                                               ------------
                                                  1,290,444
                                               ------------
SPECIALTY PRINTING (0.0%) (b)
Deluxe Corp. ..................        1,491         33,641
Donnelley (R.R.) & Sons Co. ...        2,600         55,900
                                               ------------
                                                     89,541
                                               ------------
STEEL (0.0%) (b)
Allegheny Technologies Inc. ...        1,710         34,627
Bethlehem Steel Corp. (a)......        2,769          7,961
Nucor Corp. ...................        1,777         61,640
USX-U.S. Steel Group...........        1,931         30,775
Worthington Industries,
 Inc. .........................        1,859         17,777
                                               ------------
                                                    152,780
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (0.9%)
AT&T Corp. ....................       79,577      1,845,192
Global Crossing Ltd. (a).......       18,625        440,015
Nextel Communications, Inc.
 Class A (a)...................       16,073        617,806
Sprint Corp. (FON Group).......       18,572        473,586
Sprint Corp. (PCS Group) (a)...       19,478        742,599
WorldCom, Inc. (a).............       60,796      1,443,905
                                               ------------
                                                  5,563,103
                                               ------------
TELEPHONE (2.0%)
ALLTEL Corp. ..................        6,664        429,412
BellSouth Corp. ...............       39,738      1,919,842
CenturyTel, Inc. ..............        3,001        115,538
Qwest Communications
 International Inc. (a)........       35,138      1,708,585
SBC Communications Inc. .......       71,704      4,136,425
Verizon Communications Inc. ...       57,475      3,322,773
                                               ------------
                                                 11,632,575
                                               ------------
TEXTILES--APPAREL MANUFACTURERS (0.0%) (b)
Liz Claiborne, Inc. ...........        1,149         48,832
Russell Corp. .................          668         10,688

                                   SHARES         VALUE
                                 -------------------------

TEXTILES--APPAREL MANUFACTURERS (CONTINUED)
Springs Industries, Inc. Class
 A.............................          337   $      7,941
V.F. Corp. ....................        2,436         66,533
                                               ------------
                                                    133,994
                                               ------------
TOBACCO (0.3%)
Philip Morris Cos. Inc. .......       47,612      1,743,789
UST Inc. ......................        3,495         88,249
                                               ------------
                                                  1,832,038
                                               ------------
TOYS (0.0%)(b)
Hasbro, Inc. ..................        3,609         38,797
Mattel, Inc. ..................        8,984        116,230
                                               ------------
                                                    155,027
                                               ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FedEx Corp. (a)................        6,042        283,128
Ryder System, Inc. ............        1,301         25,695
                                               ------------
                                                    308,823
                                               ------------
Total Common Stocks
 (Cost $197,382,973)...........                 266,173,324(g)
                                               ------------
SHORT-TERM
INVESTMENTS (34.5%)
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (30.4%)
AEP Credit Inc.
 6.49%, due 11/7/00 (c)........  $30,000,000     29,967,397
 6.49%, due 11/9/00 (c)........    3,200,000      3,195,363
Aetna Services Inc.
 6.58%, due 11/20/00 (c).......   30,900,000     30,793,443
Allergan, Inc.
 6.55%, due 11/3/00 (c)........    1,200,000      1,199,561
Artesia North America Inc.
 6.50%, due 11/14/00 (c).......    5,000,000      4,988,209
Consolidated Natural Gas Co.
 6.55%, due 11/1/00 (c)........   17,397,000     17,397,000
 6.56%, due 11/13/00 (c).......      700,000        698,467
Dayton Power & Light Co.
 6.54%, due 11/14/00 (c).......   30,000,000     29,928,801
General Mills Inc.
 6.60%, due 11/2/00 (c)........   20,700,000     20,696,184
 6.60%, due 11/6/00 (c)........    4,700,000      4,695,670
JMG Funding L.P.
 6.51%, due 11/2/00 (c)........    6,837,000      6,835,758
National Fuel Gas Co.
 6.53%, due 11/9/00 (c)........    4,500,000      4,493,460
 6.55%, due 11/2/00 (c)........    2,900,000      2,899,471
Progress Capital Holdings Inc.
 6.50%, due 12/7/00 (c)........   11,400,000     11,325,712
Repsol International Finance
 B.V.
 6.53%, due 12/11/00(c)........   10,070,000      9,996,751
                                               ------------
Total Commercial Paper
 (Cost $179,111,247)...........                 179,111,247
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

SHORT-TERM INVESTMENTS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
U.S. GOVERNMENT (4.1%)
United States Treasury Bills
 6.07%, due 1/4/01 (c).........  $16,600,000   $ 16,420,414
 6.02%, due 1/11/01 (c)........    8,000,000      7,904,587
                                               ------------
Total U.S. Government
 (Cost $24,325,001)............                  24,325,001
                                               ------------
Total Short-Term Investments
 (Cost $203,436,248)...........                 203,436,248

Total Investments
 (Cost $521,850,079) (h).......         99.5%   586,208,510(i)
Cash and Other Assets,
 Less Liabilities..............          0.5      3,098,947
                                 -----------    -----------
Net Assets.....................        100.0%  $589,307,457
                                 ===========    ===========

FUTURES CONTRACTS (-0.3%)
                                           UNREALIZED
                             CONTRACTS   APPRECIATION/
                              LONG       (DEPRECIATION) (j)
                             -----------------------------
AUSTRALIA (-0.1%)
Australian All Ordinaries
 Index
 December 2000.............     389         $  (426,300)

CANADA (-0.3%)
Standard & Poor's Toronto
 Stock Exchange 60 Index
 December 2000.............     221          (1,695,299)

FRANCE (0.1%)
French CAC 40 Index
 December 2000.............     317             520,609

GERMANY (0.1%)
German DAX Index
 December 2000.............     200             492,414

                                           UNREALIZED
                             CONTRACTS   APPRECIATION/
                              LONG       (DEPRECIATION) (j)
                             -----------------------------

JAPAN (-0.1%)
TOPIX Index
 December 2000.............      40         $  (460,876)

UNITED STATES (0.0%)(b)
Standard & Poor's 500 Index
 December 2000.............      55             (60,300)
United States Treasury Bond
 December 2000 (30 Year)...      49              84,916
United States Treasury Note
 December 2000 (5 Year)....     226              21,224
 December 2000 (10 Year)...      69              37,576
                                            -----------
Total Futures Contracts
 (Settlement Value
 $139,932,321) (f)(g)......                 $(1,486,036)
                                            ===========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated or partially segregated as collateral for futures contracts.
(d)  Yankee bond.
(e)  ADR--American Depository Receipt.
(f) The combined market value of U.S. Government and Federal Agencies Investments and settlement value of U.S. Treasury futures contracts represents 19.3% of net assets.
(g) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 48.5% of net assets.
(h)  The cost for federal income tax purposes is $522,065,090.
(i) At October 31, 2000 net unrealized appreciation was $64,143,420, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $79,196,801 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,053,381.
(j) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

ASSET MANAGER FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000


ASSETS:
 Investment in securities, at value (identified
   cost $521,850,079).............................  $586,208,510
 Cash.............................................        49,043
 Receivables:
   Variation margin on futures contracts..........     2,585,744
   Dividends and interest.........................     1,807,477
   Investment securities sold.....................       482,681
   Fund shares sold...............................       258,002
                                                    ------------
       Total assets...............................   591,391,457
                                                    ------------
LIABILITIES:
 Payable to broker for futures contracts
   (identified cost $764,730).....................       782,363
 Payables:
   Fund shares redeemed...........................       766,895
   MainStay Management............................       325,164
   Transfer agent.................................        84,787
   Custodian......................................        71,243
 Accrued expenses.................................        53,548
                                                    ------------
       Total liabilities..........................     2,084,000
                                                    ------------
 Net assets.......................................  $589,307,457
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class............................  $     36,899
   Institutional Service Class....................         1,847
 Additional paid-in capital.......................   477,069,790
 Accumulated undistributed net investment
   income.........................................    15,725,652
 Accumulated undistributed net realized gain on
   investments....................................    33,618,507
 Net unrealized appreciation on investments and
   futures contracts..............................    62,872,395
 Net unrealized depreciation on foreign currency
   transactions...................................       (17,633)
                                                    ------------
 Net assets.......................................  $589,307,457
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $561,328,959
                                                    ============
 Shares of capital stock outstanding..............    36,898,954
                                                    ============
 Net asset value per share outstanding............  $      15.21
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $ 27,978,498
                                                    ============
 Shares of capital stock outstanding..............     1,847,463
                                                    ============
 Net asset value per share outstanding............  $      15.14
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


INVESTMENT INCOME:
 Income:
   Dividends (a)...................................  $ 4,192,606
   Interest........................................   20,669,377
                                                     -----------
       Total income................................   24,861,983
                                                     -----------
 Expenses:
   Management......................................    3,772,959
   Transfer agent..................................      493,665
   Interest........................................      224,905
   Custodian.......................................      146,265
   Professional....................................       83,311
   Service.........................................       71,558
   Shareholder communication.......................       23,496
   Directors.......................................       15,347
   Registration....................................       12,497
   Miscellaneous...................................       58,268
                                                     -----------
       Total expenses..............................    4,902,271
                                                     -----------
 Net investment income.............................   19,959,712
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions...........................   18,458,627
   Futures transactions............................   15,688,090
   Foreign currency transactions...................     (746,561)
                                                     -----------
 Net realized gain on investments and foreign
   currency transactions...........................   33,400,156
                                                     -----------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions...........................    7,594,835
   Futures transactions............................   (1,964,575)
   Foreign currency transactions...................      475,926
                                                     -----------
 Net unrealized gain on investments and foreign
   currency transactions...........................    6,106,186
                                                     -----------
 Net realized and unrealized gain on investments
   and foreign currency transactions...............   39,506,342
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $59,466,054
                                                     ===========

------------
(a) Dividends recorded net of foreign withholding taxes of $12,513.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                   2000             1999*             1998
                                                              ---------------   --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    19,959,712   $   15,236,926   $   12,613,417
    Net realized gain on investments and foreign currency
      transactions..........................................       33,400,156       16,206,043       89,514,209
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions.........        6,106,186       (2,377,664)     (11,001,243)
                                                              ---------------   --------------   --------------
    Net increase in net assets resulting from operations....       59,466,054       29,065,305       91,126,383
                                                              ---------------   --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................      (17,828,416)        (183,826)     (12,168,160)
      Institutional Service Class...........................         (897,201)          (5,609)        (369,777)
    From net realized gain on investments:
      Institutional Class...................................      (15,767,517)     (49,743,906)     (61,223,905)
      Institutional Service Class...........................         (853,676)      (2,839,920)      (2,048,254)
                                                              ---------------   --------------   --------------
        Total dividends and distributions to shareholders...      (35,346,810)     (52,773,261)     (75,810,096)
                                                              ---------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      100,176,381       43,269,895       62,917,440
      Institutional Service Class...........................        3,338,870       15,707,216        6,958,317
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................       33,591,726       49,927,732       73,392,054
      Institutional Service Class...........................        1,727,228        2,845,529        2,416,225
                                                              ---------------   --------------   --------------
                                                                  138,834,205      111,750,372      145,684,036
    Cost of shares redeemed:
      Institutional Class...................................     (109,142,334)     (57,515,045)     (65,656,399)
      Institutional Service Class...........................       (7,450,382)      (4,882,440)      (2,755,471)
                                                              ---------------   --------------   --------------
      Increase in net assets derived from capital share
        transactions........................................       22,241,489       49,352,887       77,272,166
                                                              ---------------   --------------   --------------
      Net increase in net assets............................       46,360,733       25,644,931       92,588,453
NET ASSETS:
  Beginning of period.......................................      542,946,724      517,301,793      424,713,340
                                                              ---------------   --------------   --------------
  End of period.............................................  $   589,307,457   $  542,946,724   $  517,301,793
                                                              ===============   ==============   ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $    15,725,652   $   15,190,768   $      188,741
                                                              ===============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ASSET MANAGER FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                              INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                     JANUARY 1, 1999
                                       YEAR ENDED                        THROUGH                       YEAR ENDED
                                    OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                              -----------------------------   -----------------------------   -----------------------------
Net asset value at beginning
 of period..................    $  14.57        $  14.50        $  15.36        $  15.33        $  14.83        $  14.81
                                --------        --------        --------        --------        --------        --------
Net investment income.......        0.51            0.50            0.41            0.39            0.43            0.39
Net realized and unrealized
 gain on
 investments................        1.08            1.05            0.41            0.38            2.70            2.69
Net realized and unrealized
 gain (loss) on foreign
 currency transactions......       (0.01)          (0.01)          (0.03)          (0.03)           0.02            0.02
                                --------        --------        --------        --------        --------        --------
Total from investment
 operations.................        1.58            1.54            0.79            0.74            3.15            3.10
                                --------        --------        --------        --------        --------        --------
Less dividends and
 distributions:
From net investment
 income.....................       (0.50)          (0.46)          (0.01)          (0.00)(a)       (0.43)          (0.39)
From net realized gain on
 investments................       (0.44)          (0.44)          (1.57)          (1.57)          (2.19)          (2.19)
In excess of net realized
 gain on investments........          --              --              --              --              --              --
                                --------        --------        --------        --------        --------        --------
Total dividends and
 distributions..............       (0.94)          (0.90)          (1.58)          (1.57)          (2.62)          (2.58)
                                --------        --------        --------        --------        --------        --------
Net asset value at end of
 period.....................    $  15.21        $  15.14        $  14.57        $  14.50        $  15.36        $  15.33
                                ========        ========        ========        ========        ========        ========
Total investment return.....       11.18%          10.96%           5.58%(b)        5.31%(b)       21.31%          21.00%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income......        3.45%           3.20%           3.40%+          3.15%+          2.64%           2.39%
 Net expenses...............        0.83%           1.08%           0.78%+          1.03%+          0.80%           1.05%
 Expenses (before
   reimbursement)...........        0.83%           1.08%           0.78%+          1.03%+          0.80%           1.05%
Portfolio turnover rate.....          49%             49%             18%             18%             55%             55%
Net assets at end of period
 (in 000's).................    $561,329        $ 27,978        $513,860        $ 29,087        $500,449        $ 16,853

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
       $  13.19        $  13.19        $  11.79        $  11.79        $  10.67        $  10.67
       --------        --------        --------        --------        --------        --------
           0.34            0.31            0.38            0.34            0.48            0.47
           3.15            3.13            1.53            1.53            2.39            2.39
          (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.01)          (0.01)
       --------        --------        --------        --------        --------        --------
           3.49            3.44            1.91            1.87            2.86            2.85
       --------        --------        --------        --------        --------        --------
          (0.34)          (0.31)          (0.38)          (0.34)          (0.48)          (0.47)
          (1.51)          (1.51)          (0.13)          (0.13)          (1.18)          (1.18)
             --              --              --              --           (0.08)          (0.08)
       --------        --------        --------        --------        --------        --------
          (1.85)          (1.82)          (0.51)          (0.47)          (1.74)          (1.73)
       --------        --------        --------        --------        --------        --------
       $  14.83        $  14.81        $  13.19        $  13.19        $  11.79        $  11.79
       ========        ========        ========        ========        ========        ========
          26.69%          26.30%          16.16%          15.89%          26.81%          26.70%
           2.27%           2.02%           2.99%           2.74%           4.03%           3.78%
           0.76%           1.01%           0.70%           0.95%           0.70%           0.95%
           0.76%           1.01%           0.75%           1.00%           0.77%           1.02%
             19%             19%            103%            103%            261%            261%
       $414,824        $  9,889        $323,790        $  5,508        $273,351        $  3,536

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

International Equity Fund
--------------------------------------------------------------------------------

For the 12 months ended October 31, 2000, international equity markets generally provided disappointing returns for U.S. investors. Several markets in the Pacific Rim provided negative results in local currency terms, with even weaker returns when those figures were translated into U.S. dollars.

In local currency terms, performance was considerably better in Australia, Canada, and major European markets, with many nations providing double-digit returns for the reporting period. Yet most of these returns were considerably reduced--and many turned negative--when the strength of the U.S. dollar was taken into account.

During the year, Japan tried to jump-start its economy with a fiscal stimulus package. Europe continued its corporate and economic restructuring, and central banks around the world continued to tighten money supplies to keep economic growth and inflation at reasonable levels. Several markets remained volatile and uncertain through much of the year, and various sectors--including technology and telecommunications--experienced setbacks, as value stocks and "old-economy" sectors regained ground they had previously lost. For U.S. investors, however, the big story during the year ended October 31, 2000, wasn't about economic policy, industry trends, or investment styles. Rather it was the strength of the U.S. dollar and the impact it had on international stock returns.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional International Equity Fund returned -9.44% for Institutional Class shares and -9.62% for Service Class shares. Both share classes underperformed the 2.70% return of the average Lipper(1) international fund for the same period. During the 12-month period, both share classes also underperformed the -2.90% return of the EAFE Index.(2)

Belgium was the worst-performing market in which the Fund invested, returning -18.10% in U.S. dollar terms during the Fund's fiscal year,(3) followed by Ireland (-13.73%), Singapore (-12.98%), and Japan (-11.61%). Despite positive local currency returns, stocks in the U.K., Switzerland, and Australia also provided negative returns in U.S. dollar terms for the reporting period.

JAPANESE AND PACIFIC EQUITIES

Anticipating positive results from Japan's fiscal reform package, the Fund strengthened its allocation to Japanese equities early in 2000. The move had an unfortunate effect as the Japanese market continued to lose ground. We primarily focused the Fund's holdings among large companies with worldwide distribution, such as Sony, NEC, and TDK, which generally managed to hold their ground in a declining Japanese market. We also hoped to take advantage of consolidation potential in the pharmaceutical industry and sought promising opportunities among local companies poised to benefit from industry expansion and the nation's economic recovery.

While we believe our selections were appropriate, in the second calendar quarter of 2000, it became clear that more time would be needed for the stock market to embrace Japan's economic and fiscal reforms. The Fund has reduced its Japanese holdings from an overweighted to an underweighted position relative to the benchmark. We have continued to evaluate negative market sentiment, looking for possible trouble spots as well as potential opportunities.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) Returns shown are for the respective markets as reported by Morgan Stanley Capital International. The results of Fund investments in specific markets may differ.

For the 12 months ended October 31, 2000, Singapore provided negative returns in both local currency and U.S. dollar terms. Australia continued to benefit from its commodity-rich economy and saw tourism revenues increase dramatically during the Olympics. Unfortunately, currency translations hurt equity returns, with Australian stocks providing +16.39% in local currency terms but -5.36% in U.S. dollar terms. The Fund's investments in Singapore and Australia detracted from performance during the Fund's fiscal year.

EUROPEAN RESULTS

With the U.S. dollar rising strongly against the euro for most of the year, even the strongest core European markets saw their returns dramatically reduced for U.S. investors. In France, U.S. dollar returns (+7.06%) were less than one quarter of returns in the local currency, and in Germany, U.S. dollar returns (+1.09%) were less than one-twentieth of local returns.

Scandinavian markets, including Finland (+25.29%), Denmark (+14.92%), Norway (+11.46%), and Sweden (+11.08%), were the European leaders in U.S. dollar terms, followed by Italy at 11.06%. The Fund benefited from its investments in each of these countries. The Fund also favored Portugal and Ireland, which showed signs of better-than-average economic growth. While both markets had positive results in local currency terms, Portugal was down 8.19% and Ireland lost 13.73% in U.S. dollar terms, which detracted from the Fund's performance.

In October, Nokia reported extremely strong third-quarter results, well ahead of market expectations. DaimlerChrysler's third-quarter figures, on the other hand, were disappointing, with operating profits down 79% from the previous year. Fortunately, the Fund had underweighted DaimlerChrysler relative to the EAFE Index. Throughout Europe, the Fund has reduced its technology weightings in favor of banks.

LOOKING AHEAD

While the Fund suffered from its exposure to the euro, we believe that the stage has been set for the U.S. dollar to plateau and weaken over the coming quarters. Structural reform in Europe, concerted central-bank intervention, and prospective Federal Reserve easing alongside further European tightening bode well for the euro and currencies in Europe's periphery. We believe most major foreign currencies are extremely undervalued relative to the U.S. dollar and anticipate that continued strength in the U.S. stock market could trigger a significant dollar correction.

The recent style shift from growth to value stocks has increased our interest in "old-economy" equities, and we will continue to seek opportunities in established companies that we believe have solid fundamentals and strong long-term potential. We also believe that companies with potential for consolidation, cost reduction, or organic growth are likely to continue to attract investor attention in any market environment.

Whatever the markets, currencies, or global economy may bring, the Fund will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities, with current income as a secondary objective.

JOSEPH PORTERA
Portfolio Manager
MacKay Shields LLC

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          INTERNATIONAL EQUITY FUND VS
                                MSCI EAFE INDEX

                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                 INTERNATIONAL EQUITY FUND               MSCI EAFE INDEX
                                                                 -------------------------               ---------------
7/31/92                                                                  250000                              250000
92                                                                       236565                              250373
93                                                                       295768                              331890
94                                                                       320490                              357734
95                                                                       343479                              397839
96                                                                       384995                              421866
97                                                                       405952                              429381
98                                                                       496921                              515256
99                                                                       640064                              654213
00 as of 10/31/00                                                        500501                              563350

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 7/31/92.*

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          INTERNATIONAL EQUITY FUND VS
                                MSCI EAFE INDEX

                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                 INTERNATIONAL EQUITY FUND               MISCI EAFE INDEX
                                                                 -------------------------               ----------------
7/31/92                                                                  250000                                250000
92                                                                       236565                                250373
93                                                                       295768                                331890
94                                                                       320490                                357734
95                                                                       342463                                397839
96                                                                       382164                                421866
97                                                                       400803                                429381
98                                                                       489775                                515256
99                                                                       628971                                654213
00 as of 10/31/00                                                        491180                                563350

                                                                              AVERAGE ANNUAL TOTAL RETURN(+)
                 PERFORMANCE                                                      AS OF OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
                                                                          ONE YEAR   FIVE YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------
International Equity Fund Institutional Class*                             -9.44%       9.52%           8.77%
International Equity Fund Service Class*                                   -9.62        9.18            8.52
Average Lipper international fund(++)                                       2.70        9.93           10.39
MSCI EAFE Index(sec.)                                                      -2.90        8.65           10.35

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                                           TEN
                                                                                          MONTHS           YEAR
                                          YEAR END                                        ENDED            ENDED
                                          DECEMBER 31                                   OCTOBER 31       OCTOBER 31
1992         1993         1994         1995         1996         1997         1998         1999            2000
----         ----         ----         ----         ----         ----         ----         ----            ----
-5.37       25.03         8.36         7.17        12.09         5.44        22.41        11.23           -9.44

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The inception date of MainStay Institutional International Equity Fund was
1/1/95.

(*) The inception date of MainStay Institutional International Equity Fund's predecessor separate account ("Separate Account") is 7/31/92. Performance figures, and, in the case of the graphs reflecting the investment of $250,000, investment results include the historical performance of the Separate Account for the period prior to MainStay Institutional International Equity Fund's commencement of operations on 1/1/95. MacKay Shields LLC, MainStay Institutional International Equity Fund's subadvisor, served as investment advisor to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of MainStay Institutional International Equity Fund. Performance figures and investment results for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of MainStay Institutional International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

(+) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Morgan Stanley Capital International Europe, Australasia, and Far
       East Index--The EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all dividend and capital gain distributions. An investment cannot be made directly into an index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

COMMON STOCKS (94.4%)+
                                   SHARES         VALUE
                                 -------------------------
AUSTRALIA (2.4%)
Brambles Industries, Ltd.
 (business & public
 services).....................       11,070   $    286,932
Broken Hill Proprietary Co.,
 Ltd. (energy sources).........       47,618        461,434
Commonwealth Bank of Australia,
 Ltd. (banking)................       20,347        302,702
National Australia Bank, Ltd.
 (banking).....................       54,880        762,159
News Corp., Ltd. (The)
 (broadcasting & publishing)...       99,862      1,044,282
OneSteel, Ltd.
 (metals-steel)................       11,905          5,675
Telstra Corp., Ltd.
 (telecommunications)..........      160,800        524,623
                                               ------------
                                                  3,387,807
                                               ------------
BELGIUM (1.2%)
Electrabel, S.A. (utilities-
 electrical & gas).............        2,391        518,611
Fortis AG (insurance)..........       30,047        919,390
Solvay, S.A. Class A
 (chemicals)...................        6,424        326,699
                                               ------------
                                                  1,764,700
                                               ------------
DENMARK (0.2%)
Tele Danmark AS Class B
 (telecommunications)..........        4,634        219,006
                                               ------------
FINLAND (2.7%)
Comptel Oyj
 (telecommunications)..........        5,055         69,839
Nokia Oyj Class A (electrical &
 electronics)..................       70,700      2,905,782
Outokumpu Oyj (metals-
 nonferrous)...................       46,411        322,572
UPM-Kymmene Oyj (forest
 products & paper).............       19,750        558,283
                                               ------------
                                                  3,856,476
                                               ------------
FRANCE (11.8%)
Air Liquide, S.A.
 (chemicals)...................        3,239        382,431
Alcatel, S.A. (electrical &
 electronics)..................       18,200      1,109,154
AXA, S.A. (insurance)..........        5,677        750,646
Carrefour, S.A.
 (merchandising)...............       18,006      1,207,217
Compagnie Generale d'Industrie
 et de Participations, S.A.
 (multi-industry)..............       11,900        498,271
France Telecom, S.A.
 (telecommunications)..........       14,286      1,491,808
Groupe Danone, S.A. (food &
 household products)...........        6,316        882,248
L'Oreal, S.A. (health &
 personal care)................       10,775        821,961
Lafarge, S.A. (building
 materials & components).......        3,913        288,550

                                   SHARES         VALUE
                                 -------------------------
FRANCE (CONTINUED)
Pernod-Ricard, S.A. (beverages
 & tobacco)....................        4,877   $    223,223
Pinault-Printemps-Redoute, S.A.
 (merchandising)...............        2,204        392,864
PSA Peugeot Citroen
 (automobiles).................        4,110        755,950
Renault, S.A. (automobiles)....        7,793        387,074
Rhodia, S.A. (chemicals).......       24,000        299,847
Sanofi-Synthelabo, S.A. (health
 & personal care)..............       10,600        557,043
Schneider Electric, S.A.
 (electrical & electronics)....        5,539        360,331
Scor, S.A. (insurance).........       11,040        507,177
Societe Generale, S.A. Class A
 (banking).....................        8,080        458,172
STMicroelectronics N.V.
 (electronic components &
 instruments)..................       16,400        826,394
Suez Lyonnaise des Eaux, S.A.
 (business & public
 services).....................        3,901        594,507
Suez Lyonnaise des Eaux, S.A.
 Strip (business & public
 services) (d).................        4,160             35
Thomson CSF, S.A. (aerospace &
 military technology)..........       10,048        450,533
Total Fina Elf, S.A. Class B
 (energy sources) (c)..........       15,005      2,144,297
Total Fina Elf, S.A. Strip
 (energy sources) (d)..........        5,445             46
Vivendi, S.A. (business &
 public services) (c)..........       18,686      1,341,502
                                               ------------
                                                 16,731,281
                                               ------------
GERMANY (10.0%)
Allianz AG Registered
 (insurance)...................        3,545      1,203,400
Bayer AG (chemicals)...........       20,792        900,552
DaimlerChrysler AG
 (automobiles).................       12,585        579,755
Deutsche Bank AG (banking).....       10,541        866,652
Deutsche Telekom AG
 (telecommunications) (c)......       30,816      1,150,571
Dresdner Bank AG (banking).....       16,646        690,644
E.ON AG (utilities-electrical &
 gas)..........................       25,058      1,272,217
Epcos AG (electronic components
 & instruments)................        7,924        601,117
Infinion Technologies AG
 (electronic components &
 instruments)..................        3,300        138,456
Karstadt AG (merchandising)....       13,786        452,795
Metro AG (merchandising).......        9,753        392,666
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)...................        1,369        431,656

-----------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)

                                   SHARES         VALUE
                                 -------------------------
GERMANY (CONTINUED)
RWE AG (utilities-electrical &
 gas)..........................       15,558   $    625,063
SAP AG (business & public
 services).....................        6,414      1,048,703
Schering AG (health & personal
 care) (c).....................       29,625      1,649,739
Siemens AG (electrical &
 electronics)..................       13,190      1,676,979
T-Online International AG
 (business & public
 services).....................       21,340        444,960
                                               ------------
                                                 14,125,925
                                               ------------
GREECE (0.2%)
Hellenic Telecommunications
 Organization S.A.
 (telecommunications)..........       36,700        321,125
                                               ------------
HONG KONG (1.3%)
Cheung Kong (Holdings) Ltd.
 (real estate).................       82,000        906,836
China Unicom, Ltd.
 (telecommunications)..........       80,000        160,531
Hang Seng Bank, Ltd.
 (banking).....................       68,000        799,965
                                               ------------
                                                  1,867,332
                                               ------------
IRELAND (1.7%)
Allied Irish Banks PLC
 (banking).....................       73,671        749,323
CRH PLC (building materials &
 components)...................       71,041      1,076,634
Smurfit (Jefferson) Group PLC
 (forest products & paper).....      326,020        580,304
                                               ------------
                                                  2,406,261
                                               ------------
ITALY (3.4%)
Assicurazioni Generali S.p.A.
 (insurance)...................       13,143        431,676
Banca Intesa S.p.A.
 (banking).....................       96,064        398,163
ENI S.p.A. (energy sources)....      203,632      1,101,180
Italcementi S.p.A. (building
 materials & components).......       61,850        490,690
Telecom Italia S.p.A.
 (telecommunications)..........       53,107        614,435
Telecom Italia Mobile S.p.A.
 (telecommunications)..........      151,266      1,284,696
Unicredito Italiano S.p.A.
 (banking).....................      107,565        547,033
                                               ------------
                                                  4,867,873
                                               ------------
JAPAN (19.8%)
Ajinomoto Co., Inc. (food &
 household products)...........       32,000        357,528
Bank of Tokyo-Mitsubishi, Ltd.
 (banking).....................       85,000      1,018,965
Canon, Inc. (data processing &
 reproduction).................       11,000        436,195
Fujitsu, Ltd. (data processing
 & reproduction)...............       43,000        765,535

                                   SHARES         VALUE
                                 -------------------------
JAPAN (CONTINUED)
Furukawa Electric Co., Ltd.
 (industrial components).......       11,000   $    289,118
Hitachi, Ltd. (electrical &
 electronics)..................       51,000        546,458
Honda Motor Co., Ltd.
 (automobiles).................       23,000        794,090
Ito-Yokado Co., Ltd.
 (merchandising)...............       15,000        677,234
Japan Airlines Co., Ltd.
 (transportation-airlines).....      193,000        772,395
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables)...........       21,000        609,648
Mitsubishi Electric Corp.
 (electrical & electronics)....      128,000        919,024
Mitsubishi Estate Co., Ltd.
 (real estate).................       30,000        318,698
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering)..................       84,000        326,171
Mitsui Fudosan Co., Ltd. (real
 estate).......................       33,000        399,527
Mizuho Holdings, Inc.
 (financial services)..........          188      1,444,510
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)..................        1,300        155,484
NEC Corp. (electrical &
 electronics)..................       55,000      1,047,675
Nippon Mitsubishi Oil Corp.
 (energy sources)..............       96,000        516,072
Nippon Steel Corp. (metals-
 steel)........................      137,000        222,072
Nippon Telegraph & Telephone
 Corp. (telecommunications)....          125      1,136,737
Nomura Securities Co., Ltd.
 (financial services)..........       34,000        720,826
NTT Data Corp. (business &
 public services)..............           43      1,059,306
OKI Electric Industries Co.,
 Ltd. (electrical &
 electronics)..................      117,000        695,394
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)..................       29,000        400,498
Pioneer Corp. (appliances &
 household durables)...........       15,000        464,311
Rohm Co., Ltd. (electronic
 components & instruments).....        4,500      1,133,715
Sankyo Co., Ltd. (health &
 personal care)................       17,000        374,425
Sharp Corp. (appliances &
 household durables)...........       22,000        280,052
Softbank Corp. (business &
 public services)..............        3,717        222,964
Sony Corp. (appliances &
 household durables)...........       14,000      1,118,009

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)

                                   SHARES         VALUE
                                 -------------------------
JAPAN (CONTINUED)
Sumitomo Bank, Ltd. (banking)..       53,000   $    643,121
Sumitomo Electric Industries,
 Ltd. (industrial components)..       18,000        332,161
Sumitomo Forestry Co., Ltd.
 (building materials &
 components)...................       49,000        309,183
Sumitomo Marine & Fire
 Insurance Co., Ltd.
 (insurance)...................      102,000        622,121
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................       15,000        987,690
TDK Corp. (electronic
 components & instruments).....        4,000        402,952
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance).........       60,000        662,673
Tokyo Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................       14,300        347,042
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)..................        9,600        676,959
Toshiba Corp. (electrical &
 electronics)..................      113,000        807,186
Tostem Corp. (building
 materials & components).......       17,000        247,541
Toyota Motor Corp.
 (automobiles).................       61,000      2,435,662
Trans Cosmos, Inc. (business &
 public services)..............        1,000         72,257
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................        8,000        361,924
                                               ------------
                                                 28,131,108
                                               ------------
LUXEMBOURG (0.3%)
Carrier 1 International, S.A.
 (telecommunications)..........        2,400         57,976
Thiel Logistik AG (business &
 public services)..............        2,000        308,527
                                               ------------
                                                    366,503
                                               ------------
NETHERLANDS (5.2%)
ABN AMRO Holding N.V.
 (banking).....................       28,696        664,011
Akzo Nobel N.V. (chemicals)....        8,253        375,295
Heineken N.V. (beverages &
 tobacco)......................        8,534        462,939
ING Groep N.V. (financial
 services).....................       19,229      1,318,876
Koninklijke KPN N.V.
 (telecommunications)..........       10,543        213,308
Koninklijke (Royal) Philips
 Electronics N.V. (appliance &
 household durables)...........       36,895      1,448,214
Royal Dutch Petroleum Co.
 (energy sources)..............       21,495      1,273,339
TNT Post Group N.V. (business &
 public services)..............        9,646        204,072

                                   SHARES         VALUE
                                 -------------------------
NETHERLANDS (CONTINUED)
Unilever CVA N.V. (food &
 household products)...........       26,500   $  1,327,470
Wolters Kluwer CVA N.V.
 (broadcasting & publishing)...        4,914        110,459
                                               ------------
                                                  7,397,983
                                               ------------
NEW ZEALAND (0.1%)
Telecom Corp. of New Zealand,
 Ltd. (telecommunications).....       61,785        136,835
                                               ------------
NORWAY (0.0%)(B)
Stepstone ASA (business &
 public services)..............        9,700         21,172
                                               ------------
PORTUGAL (1.8%)
Banco Comercial Portugues, S.A.
 Registered (banking)..........      163,049        814,001
Banco Espirito Santo, S.A.
 (banking).....................       37,576        570,105
Electricidade de Portugal, S.A.
 (utilities-electrical &
 gas)..........................      110,190        298,871
Portugal Telecom, S.A.
 Registered
 (telecommunications)..........       54,392        484,078
Sonae SGPS, S.A. (forest
 products & paper).............      357,820        433,703
                                               ------------
                                                  2,600,758
                                               ------------
SINGAPORE (1.0%)
Singapore Press Holdings, Ltd.
 (broadcasting & publishing)...       96,000      1,372,600
                                               ------------
SPAIN (3.8%)
Acciona, S.A. (construction &
 housing)......................       13,730        432,335
Acerinox, S.A.
 (metals-steel)................       10,831        301,024
Banco Bilbao Vizcaya, S.A.
 Registered (banking)..........       51,428        684,370
Banco Santander Central
 Hispano, S.A. (banking).......       94,319        912,971
Endesa, S.A.
 (utilities-electrical &
 gas)..........................       26,605        432,968
Gas Natural SDG, S.A.
 (utilities-electrical &
 gas)..........................       11,422        195,562
Iberdrola, S.A. (utilities-
 electrical & gas).............       34,107        416,581
Promotora de Informaciones,
 S.A. (broadcasting &
 publishing)...................        2,300         44,253
Repsol, S.A. (energy
 sources)......................       26,868        426,317
Telefonica, S.A.
 (telecommunications) (a)......       73,879      1,407,069
Terra Networks, S.A. (business
 & public services)............        3,200         77,400
                                               ------------
                                                  5,330,850
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)

                                   SHARES         VALUE
                                 -------------------------
SWEDEN (3.4%)
AstraZeneca AB Series A (health
 & personal care)..............       21,384   $  1,007,306
ForeningsSparbanken AB
 (banking).....................       18,709        267,937
Hennes & Mauritz AB Series B
 (merchandising)...............       10,878        203,012
Nordic Baltic Holding AB
 (banking).....................       69,493        524,231
Skandia Forsakrings AB
 (insurance)...................       27,758        469,557
Svenska Handelsbanken Series A
 (banking).....................       21,663        339,429
Telefonaktiebolaget LM Ericsson
 AB Series B (electrical &
 electronics)..................      147,900      1,963,136
                                               ------------
                                                  4,774,608
                                               ------------
SWITZERLAND (6.2%)
Credit Suisse Group Registered
 (banking).....................        4,877        914,048
Nestle S.A. Registered (food &
 household products)...........          844      1,748,458
Novartis AG Registered (health
 & personal care)..............        1,221      1,851,771
Roche Holdings AG Genusscheine
 (health & personal care)......          172      1,570,681
Schweizerische
 Rueckversicherungs
 Gesellschaft Registered
 (insurance)...................          375        739,323
UBS AG Registered (banking)....        9,536      1,320,542
Zurich Financial Services AG
 (insurance)...................        1,412        683,246
                                               ------------
                                                  8,828,069
                                               ------------
UNITED KINGDOM (17.9%)
Abbey National PLC (banking)...       40,884        564,584
BAE Systems PLC (aerospace &
 military technology)..........       40,577        230,678
Barclays PLC (banking).........       46,561      1,333,289
Bass PLC (leisure & tourism)...       80,840        791,778
BG Group PLC (utilities-
 electrical & gas).............      100,169        401,455
Boots Co. PLC (merchandising)..       36,953        295,126
BP Amoco PLC (energy sources)..      171,316      1,454,044
British Airways PLC
 (transportation-airlines).....       90,125        403,080
British Sky Broadcasting Group
 PLC (broadcasting & public
 services) (a).................       25,350        366,266

                                   SHARES         VALUE
                                 -------------------------
UNITED KINGDOM (CONTINUED)
British Telecommunications PLC
 (telecommunications)..........       53,335   $    625,776
Cable & Wireless PLC
 (telecommunications)..........       67,811        960,063
CGNU PLC (insurance)...........       35,752        478,659
Diageo PLC (beverages &
 tobacco)......................       74,670        705,324
EMI Group PLC (recreation &
 other consumer goods).........      109,572        821,002
Granada Compass PLC (leisure &
 tourism)......................       28,545        246,213
Great Universal Stores PLC
 (The) (merchandising).........       45,657        315,580
Imperial Chemical Industries
 PLC (chemicals)...............       98,899        606,037
Innogy Holdings PLC (utilities-
 electrical & gas).............       26,680         77,484
International Power PLC
 (utilities-electrical &
 gas)..........................       26,680        107,702
Kingfisher PLC
 (merchandising)...............      133,762        800,249
Lattice Group PLC (utilities-
 electrical & gas).............      100,169        213,819
Lloyds TSB Group PLC
 (banking).....................      165,522      1,687,283
Marconi PLC
 (telecommunications)..........       51,432        649,752
Prudential Corp. PLC
 (insurance)...................       44,272        595,942
Reed International PLC
 (broadcasting & publishing)...       44,978        416,040
Rio Tinto PLC Registered
 (metals-nonferrous)...........       32,305        523,046
Royal Bank of Scotland Group
 PLC-Value Shares (banking)....        7,669          9,076
Royal Bank of Scotland Group
 PLC (banking).................       80,533      1,809,086
Sainsbury (J.) PLC
 (merchandising)...............       52,947        297,734
Scottish Power PLC (utilities-
 electrical & gas).............       44,883        337,277
SmithKline Beecham PLC (health
 & personal care)..............      179,306      2,317,287
Tesco PLC (merchandising)......      160,414        612,040
Vodafone Group PLC
 (telecommunications)..........    1,025,076      4,268,296
                                               ------------
                                                 25,321,067
                                               ------------
Total Common Stocks
 (Cost $124,505,525)...........                 133,829,339
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

PURCHASED OPTIONS (0.3%)
                                    NOTIONAL
                                     AMOUNT       VALUE
                                 --------------------------
UNITED STATES (0.3%)
U.S. Dollar Call/Euro Put
 Strike price E0.86
 Expire 11/3/00 (a)(e)(h)......    5,625,000   $     87,504
U.S. Dollar Call/Japanese Yen
 Put
 Strike Price Y107
 Expire 1/18/01 (a)(e)(h)......   16,600,000        349,802
                                               ------------
Total Purchased Options
 (Cost $473,891)...............                     437,306
                                               ------------
SHORT-TERM INVESTMENT (2.0%)
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (2.0%)
UNITED STATES (2.0%)
Associates Corp.
 6.63%, due 11/1/00
 (financial services)..........  $ 2,835,000      2,835,000
                                               ------------
Total Short-Term Investment
 (Cost $2,835,000).............                   2,835,000
                                               ------------
Total Investments
 (Cost $127,814,416) (f).......         96.7%   137,101,645(g)
Cash and Other Assets, Less
 Liabilities...................          3.3      4,700,173
                                 -----------   ------------
Net Assets.....................        100.0%  $141,801,818
                                 ===========   ============
WRITTEN CALL OPTIONS (-0.0%)(b)
                                    NOTIONAL
                                     AMOUNT       VALUE
                                 --------------------------
UNITED STATES (-0.0%)(B)
U.S. Dollar Call/Japanese Yen
 Put
 Strike price Y115
 Expire 1/18/01 (a)(e)(h)......  (16,600,000)  $    (23,817)
                                               ------------
Total Written Call Options
 (Premium $106,240)............                $    (23,817)
                                               ============

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated or partially segregated for forward foreign currency contracts.
(d) Strip securities represent a secondary class of shares traded in the foreign market.
(e)  Fair valued security.
(f)  The cost for federal income tax purposes is $129,223,755.
(g) At October 31, 2000 net unrealized appreciation for securities was $7,877,890, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $21,704,815 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,826,925.
(h)  The following abbreviations are used in the above portfolio:
     E--Euro
     Y--Japanese Yen

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

The table below sets forth the diversification of International Equity Fund investments excluding currency options by industry.

INDUSTRY DIVERSIFICATION

                                  VALUE       PERCENT +
                               ------------------------
Aerospace & Military
  Technology................   $    681,211       0.5%
Appliances & Household
  Durables..................      3,920,233       2.8
Automobiles.................      4,952,530       3.5
Banking.....................     21,096,371      14.9
Beverages & Tobacco.........      1,391,486       1.0
Broadcasting & Publishing...      3,353,899       2.4
Building Materials &
  Components................      2,412,596       1.7
Business & Public
  Services..................      4,623,031       3.3
Chemicals...................      2,890,862       2.0
Data Processing &
  Reproduction..............      1,201,731       0.8
Electrical & Electronics....     12,031,118       8.5
Electronic Components &
  Instruments...............      4,335,575       3.1
Energy Sources..............      7,454,212       5.3
Financial Services..........      4,874,702       3.4
Food & Household Products...      4,315,705       3.0
Forest Products & Paper.....      1,138,586       0.8
Health & Personal Care......     11,499,828       8.1
Industrial Components.......        621,279       0.4
Insurance...................      8,495,468       6.0
Leisure & Tourism...........      1,037,991       0.7
Machinery & Engineering.....        758,507       0.5
Merchandising...............      6,080,219       4.3
Metals-Nonferrous...........        845,617       0.6
Metals-Steel................        528,772       0.4
Multi-Industry..............        498,271       0.3
Real Estate.................      1,625,061       1.1
Recreation & Other Consumer
  Goods.....................        821,002       0.6
Telecommunications..........     16,835,832      11.9
Transportation-Airlines.....      1,175,475       0.8
Transportation-Road & Rail..        213,819       0.2
Utilities-Electrical &
  Gas.......................      4,953,350       3.5
                               ------------     -----
                                136,664,339      96.4
Cash and Other Assets, Less
  Liabilities...............      5,137,479       3.6
                               ------------     -----
Net Assets..................   $141,801,818     100.0%
                               ============     =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000


ASSETS:
 Investment in securities, at value (identified
   cost $127,814,416).............................  $137,101,645
 Cash denominated in foreign currencies
   (identified cost $4,209,025)...................     4,179,856
 Cash.............................................       104,476
 Receivables:
   Fund shares sold...............................     2,286,839
   Dividends and interest.........................       369,064
 Unrealized appreciation on foreign currency
   forward contracts (Note 2J)....................     1,872,134
                                                    ------------
       Total assets...............................   145,914,014
                                                    ------------
LIABILITIES:
 Written call option, at value (premium received
   $106,240) (Note 2K)............................        23,817
 Payables:
   Investment securities purchased................       733,649
   MainStay Management............................       100,820
   Custodian......................................        42,049
   Fund shares redeemed...........................        20,297
   Transfer agent.................................        10,141
 Accrued expenses.................................        33,949
 Unrealized depreciation on foreign currency
   forward contracts (Note 2J)....................     3,147,474
                                                    ------------
       Total liabilities..........................     4,112,196
                                                    ------------
 Net assets.......................................  $141,801,818
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class............................  $     12,353
   Institutional Service Class....................            43
 Additional paid-in capital.......................   120,495,893
 Accumulated undistributed net investment
   income.........................................       404,214
 Accumulated undistributed net realized gain on
   investments....................................    12,904,430
 Net unrealized appreciation on investments and
   written call option............................     9,369,652
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts......................................    (1,384,767)
                                                    ------------
 Net assets.......................................  $141,801,818
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $141,315,659
                                                    ============
 Shares of capital stock outstanding..............    12,352,816
                                                    ============
 Net asset value per share outstanding............  $      11.44
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $    486,159
                                                    ============
 Shares of capital stock outstanding..............        43,037
                                                    ============
 Net asset value per share outstanding............  $      11.30
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2000

INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $  2,182,370
   Interest.......................................       116,725
                                                    ------------
       Total income...............................     2,299,095
                                                    ------------
 Expenses:
   Management.....................................     1,386,422
   Custodian......................................       120,526
   Professional...................................        53,392
   Transfer agent.................................        49,558
   Registration...................................        12,582
   Shareholder communication......................         7,043
   Directors......................................         4,352
   Service........................................         1,422
   Amortization of organization expense...........           377
   Miscellaneous..................................        46,782
                                                    ------------
       Total expenses.............................     1,682,456
                                                    ------------
 Net investment income............................       616,639
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions..........................    13,692,181
   Option transactions............................       391,143
   Foreign currency transactions..................    (4,648,456)
                                                    ------------
 Net realized gain on investments and foreign
   currency transactions..........................     9,434,868
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on:
   Security transactions..........................   (24,164,419)
   Written call option transactions...............        82,423
   Translation of other assets and liabilities in
     foreign currencies and foreign currency
     forward contracts............................      (705,599)
                                                    ------------
 Net unrealized loss on investments and foreign
   currency transactions..........................   (24,787,595)
                                                    ------------
 Net realized and unrealized loss on investments
   and foreign currency transactions..............   (15,352,727)
                                                    ------------
 Net decrease in net assets resulting from
   operations.....................................  $(14,736,088)
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $286,393.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                  2000          1999*           1998
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    616,639   $  1,194,047   $  1,485,360
    Net realized gain on investments and foreign currency
      transactions..........................................     9,434,868      9,830,190      3,539,335
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions.........   (24,787,595)     4,528,102     21,013,865
                                                              ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations............................................   (14,736,088)    15,552,339     26,038,560
                                                              ------------   ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income and net realized gain on
      foreign currency transactions:
      Institutional Class...................................            --             --     (2,785,467)
      Institutional Service Class...........................            --             --        (12,219)
    From net realized gain on investments:
      Institutional Class...................................    (6,179,521)            --             --
      Institutional Service Class...........................       (21,785)            --             --
    In excess of net investment income:
      Institutional Class...................................            --       (397,399)    (1,254,408)
      Institutional Service Class...........................            --         (1,740)        (5,503)
                                                              ------------   ------------   ------------
        Total dividends and distributions to shareholders...    (6,201,306)      (399,139)    (4,057,597)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................    60,734,333     18,761,908     40,302,257
      Institutional Service Class...........................        31,691        115,655         44,972
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................     6,178,334        397,290      4,039,873
      Institutional Service Class...........................        21,782          1,740         17,705
                                                              ------------   ------------   ------------
                                                                66,966,140     19,276,593     44,404,807
    Cost of shares redeemed:
      Institutional Class...................................   (57,654,290)   (21,946,803)   (39,356,137)
      Institutional Service Class...........................      (171,481)      (189,178)      (105,878)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     9,140,369     (2,859,388)     4,942,792
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................   (11,797,025)    12,293,812     26,923,755
NET ASSETS:
  Beginning of period.......................................   153,598,843    141,305,031    114,381,276
                                                              ------------   ------------   ------------
  End of period.............................................  $141,801,818   $153,598,843   $141,305,031
                                                              ============   ============   ============
  Accumulated undistributed/(distribution in excess of) net
    investment income at end of period......................  $    404,214   $   (204,575)  $ (1,496,798)
                                                              ============   ============   ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                              INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                     JANUARY 1, 1999
                                       YEAR ENDED                        THROUGH                       YEAR ENDED
                                    OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                              -----------------------------   -----------------------------   -----------------------------
Net asset value at beginning
 of period..................    $  13.10        $  12.97        $  11.81        $  11.72        $   9.93        $   9.85
                                --------        --------        --------        --------        --------        --------
Net investment income.......        0.05            0.02            0.10            0.05            0.13            0.11
Net realized and unrealized
 gain (loss) on
 investments................       (0.81)          (0.79)           1.30            1.31            2.12            2.11
Net realized and unrealized
 gain (loss) on foreign
 currency transactions......       (0.37)          (0.37)          (0.08)          (0.08)          (0.03)          (0.03)
                                --------        --------        --------        --------        --------        --------
Total from investment
 operations.................       (1.13)          (1.14)           1.32            1.28            2.22            2.19
                                --------        --------        --------        --------        --------        --------
Less dividends and
 distributions:
From net investment income
 and net realized gain on
 foreign currency
 transactions...............          --              --              --              --           (0.24)          (0.22)
From net realized gain on
 investments................       (0.53)          (0.53)             --              --              --              --
In excess of net investment
 income.....................          --              --           (0.03)          (0.03)          (0.10)          (0.10)
                                --------        --------        --------        --------        --------        --------
Total dividends and
 distributions..............       (0.53)          (0.53)          (0.03)          (0.03)          (0.34)          (0.32)
                                --------        --------        --------        --------        --------        --------
Net asset value at end of
 period.....................    $  11.44        $  11.30        $  13.10        $  12.97        $  11.81        $  11.72
                                ========        ========        ========        ========        ========        ========
Total investment return.....       (9.44)%         (9.62)%         11.23%(b)       10.96%(b)       22.41%          22.20%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income......        0.38%           0.13%           1.00%+          0.75%+          1.14%           0.89%
 Net expenses...............        1.03%           1.28%           1.01%+          1.26%+          1.00%           1.25%
 Expenses (before
   reimbursement)...........        1.03%           1.28%           1.01%+          1.26%+          1.03%           1.28%
Portfolio turnover rate.....          39%             39%             35%             35%             51%             51%
Net assets at end of period
 (in 000's).................    $141,316        $    486        $152,928        $    671        $140,630        $    675

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
       $  10.63        $  10.58        $  10.35        $  10.33        $  10.00        $  10.00
       --------        --------        --------        --------        --------        --------
           1.14            1.11            0.64            0.62            0.36            0.35
          (0.10)          (0.10)           0.09            0.09            0.17            0.16
          (0.49)          (0.52)           0.51            0.48            0.18            0.17
       --------        --------        --------        --------        --------        --------
           0.55            0.49            1.24            1.19            0.71            0.68
       --------        --------        --------        --------        --------        --------

          (0.96)          (0.93)          (0.84)          (0.82)          (0.10)          (0.09)
          (0.29)          (0.29)          (0.12)          (0.12)          (0.26)          (0.26)
             --              --              --              --           (0.00)(a)       (0.00)(a)
       --------        --------        --------        --------        --------        --------
          (1.25)          (1.22)          (0.96)          (0.94)          (0.36)          (0.35)
       --------        --------        --------        --------        --------        --------
       $   9.93        $   9.85        $  10.63        $  10.58        $  10.35        $  10.33
       ========        ========        ========        ========        ========        ========
           5.44%           4.88%          12.09%          11.59%           7.17%           6.86%
           1.23%           0.98%           0.83%           0.58%           1.05%           0.80%
           1.00%           1.25%           1.00%           1.25%           1.00%           1.25%
           1.04%           1.29%           1.07%           1.32%           1.07%           1.32%
             37%             37%             23%             23%             26%             26%
       $113,774        $    607        $126,280        $    725        $ 96,714        $    213

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE Index Fund
--------------------------------------------------------------------------------

For the 12 months ended October 31, 2000, international equity markets provided mixed results in both local currency and U.S. dollar terms. Early in 2000, Japan launched a fiscal stimulus package that failed to jumpstart the Japanese stock market or dramatically strengthen the yen. This may help explain why the only nations in the MSCI EAFE Index(1) that provided negative total returns in local currency terms were in the Pacific Rim.

Europe saw strong total returns across the board in local currency terms, with Scandinavian nations leading the way. Several core European markets also provided strong returns in their respective local currencies. When those returns were translated into U.S. dollars, however, the results were considerably lower. In many cases, currency translation turned positive local returns into negative results for U.S. investors.

Central banks throughout Europe continued to adjust interest rates in an effort to keep inflation in check and economic growth on track. Unfortunately, the euro, like the yen, the pound sterling, and most other major currencies, continued to languish throughout most of the year, showing little promise of changing direction. The strength of the U.S. dollar left many international equity investors with a negative overall return in U.S. dollar terms.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional EAFE Index Fund returned -3.52% for Institutional Class shares and -3.63% for Service Class shares. Both share classes underperformed the 2.70% return of the average Lipper(2) international fund over the same period. Both share classes also underperformed the -2.90% return of the MSCI EAFE Index for the 12 months ended October 31, 2000. Investors should expect the Fund to lag the Index by a small margin, since the Fund faces real-world fees and expenses that a hypothetical index does not.

POSITIVE CONTRIBUTORS

Taking both weightings and total returns into account, France, Finland, and Italy made the greatest positive contribution to the performance of the EAFE Index during the 12-month reporting period. The strong performance of French stocks was led by the television and telecommunications industries, including companies such as Canal Plus (+108%) and Alcatel (+95%), both in U.S. dollar terms. Finland's advance was driven by Nokia, which gained 48% in U.S. dollar terms. Italy's strong performance was driven by its telecommunications industry and in particular by companies like TIM Spa (+36%) and Telecom Italia (+33%), both in U.S. dollar terms.

NEGATIVE PERFORMERS

Performance wasn't uniformly strong, however. Stocks in Japan, the United Kingdom, and Switzerland took the greatest toll on the Fund's performance during the 12-month reporting period. Japan declined 11.61% in U.S. dollar terms, reflecting investor apprehension with respect to the Japanese economy. Both the United Kingdom and Switzerland posted positive returns in local currency terms, but given the relative weakness of their currencies, both provided negative returns in U.S. dollar terms.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(1) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

LOOKING AHEAD

The stock markets of the EAFE Index continue to be impacted by the strength of the U.S. dollar relative to most other major currencies. They have also felt the effects of a turbulent technology sector and increased concerns over corporate earnings. While oil prices continue to rise, inflationary pressures appear to have eased, reducing the likelihood of continued interest rate hikes in the U.S.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the EAFE Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
Monitor Capital Advisors LLC

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       EAFE INDEX FUND VS MSCI EAFE INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                      MSCI EAFE INDEX                    EAFE INDEX FUND
                                                                      ---------------                    ---------------
1/2/91                                                                  $250000.00                         $250000.00
91                                                                       280302.00                          275250.00
92                                                                       246168.00                          241615.00
93                                                                       326316.00                          311610.00
94                                                                       351726.00                          332886.00
95                                                                       391158.00                          362938.00
96                                                                       414781.00                          386330.00
97                                                                       422170.00                          387876.00
98                                                                       506603.00                          462137.00
99                                                                       643226.00                          583321.00
00 as of 10/31/00                                                        553889.00                          500754.00


                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       EAFE INDEX FUND VS MSCI EAFE INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                      MSCI EAFE INDEX                    EAFE INDEX FUND
                                                                      ---------------                    ---------------
1/2/91                                                                  $250000.00                         $250000.00
91                                                                       280302.00                          275250.00
92                                                                       246168.00                          241615.00
93                                                                       326316.00                          311610.00
94                                                                       351726.00                          332886.00
95                                                                       391158.00                          362938.00
96                                                                       414781.00                          384641.00
97                                                                       422170.00                          384936.00
98                                                                       506603.00                          457403.00
99                                                                       643226.00                          576151.00
00 as of 10/31/00                                                        553889.00                          494034.00

Source: Lipper Inc., 10/31/00

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                                                    AVERAGE ANNUAL TOTAL RETURN(*)
PERFORMANCE                                                             AS OF OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------
                                                               ONE YEAR    FIVE YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------------------
EAFE Index Fund Institutional Class                              -3.52%       8.05%           7.31%
EAFE Index Fund Service Class(+)                                 -3.63        7.81            7.17
Average Lipper international fund(++)                             2.70        9.93            9.73
MSCI EAFE Index(sec.)                                            -2.90        8.65            8.43

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                                         Ten Months           Year
                                                                                            Ended             Ended
                               Year end December 31                                      October 31         October 31
------------------------------------------------------------------------------------   --------------   ---------------
1991        1992        1993       1994        1995       1996      1997       1998          1999              2000
----        ----        ----       ----        ----       ----      ----       ----          ----              ----
10.10%     -12.22%     28.97%      6.83%       9.03%      6.45%     0.40%     19.15%        12.31%            -3.52%



--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Morgan Stanley Capital International Europe, Australasia, and Far
       East Index--The EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume the reinvestment of all dividend and capital gain distributions. An investment cannot be made directly into an index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

COMMON STOCKS (95.6%)+
                                   SHARES        VALUE
                                  ---------------------
AUSTRALIA (2.2%)
AMP, Ltd. (insurance)...........    10,802    $    97,342
Boral, Ltd. (building materials
 & components) (a)..............     7,948          8,031
Brambles Industries, Ltd.
 (business & public services)...     3,443         89,242
Broken Hill Proprietary Co.,
 Ltd. (energy sources)..........    17,612        170,666
Coles Myer, Ltd.
 (merchandising)................    17,468         63,273
Commonwealth Bank of Australia,
 Ltd. (banking).................    10,560        157,101
Lend Lease Corp., Ltd. (real
 estate)........................     7,023         82,194
National Australia Bank, Ltd.
 (banking)......................    12,357        171,611
News Corp., Ltd. (The)
 (broadcasting & publishing)....    16,945        177,198
OneSteel, Ltd. (metals-steel)...     4,403          2,099
Pacific Dunlop, Ltd. (multi-
 industry)......................    19,118         15,257
Rio Tinto, Ltd. (metals-
 nonferrous)....................     4,656         63,894
Smith (Howard), Ltd. (multi-
 industry)......................     2,670         11,207
Telstra Corp., Ltd.
 (telecommunications)...........    61,060        199,213
Westpac Banking Corp., Ltd.
 (banking)......................    19,507        133,169
WMC, Ltd. (metals-nonferrous)...    15,938         60,911
                                              -----------
                                                1,502,408
                                              -----------
AUSTRIA (0.1%)
Bank Austria AG (banking).......     1,315         71,055
Flughafen Wien AG (business &
 public services)...............       293         10,676
Generali Holding Vienna AG
 (insurance)....................       107         15,645
                                              -----------
                                                   97,376
                                              -----------
BELGIUM (0.5%)
Electrabel, S.A. (utilities-
 electrical & gas)..............       451         97,822
Fortis AG (insurance) (a).......     5,324        162,906
Fortis AG CVG (insurance).......       700          2,889
Fortis AG Strip (insurance)
 (c)............................     6,300             53
KBC Bancassurance Holding N.V.
 (banking)......................     2,794        115,568
                                              -----------
                                                  379,238
                                              -----------
DENMARK (0.7%)
A/S Dampskibsselskabet Svendborg
 Class B
 (transportation-shipping)......         8        105,682
Dampskibsselskabet af 1912 Class
 B (transportation-shipping)....        11        105,226

------------
+ Percentages indicated are based on Fund net assets.

                                   SHARES        VALUE
                                  ---------------------
DENMARK (CONTINUED)
Den Danske Bank Group
 (banking)......................       289    $    41,798
FLS Industries AS Class B
 (machinery & engineering)......       435          6,787
Novo Nordisk AS Class B (health
 & personal care)...............       665        140,859
Tele Danmark AS Class B
 (telecommunications)...........     1,700         80,343
                                              -----------
                                                  480,695
                                              -----------
FINLAND (2.4%)
Kesko Oyj Class B (wholesale &
 international trade)...........     1,300         10,854
Kone Oyj Corp. Class B
 (machinery & engineering)......       322         18,832
Nokia Oyj Class A (electrical &
 electronics)...................    35,996      1,479,442
Pohjola Group Insurance Corp.
 Class B (insurance)............       329         11,938
Sonera Oyj
 (telecommunications)...........     6,700        147,425
Wartsila Oyj Class B (multi-
 industry)......................       539          8,680
                                              -----------
                                                1,677,171
                                              -----------
FRANCE (10.8%)
Accor, S.A. (leisure &
 tourism).......................     2,906        117,491
Air Liquide, S.A. (chemicals)...     1,263        149,123
Alcatel, S.A. (electrical &
 electronics)...................     8,519        519,169
Aventis, S.A. (health & personal
 care)..........................     5,871        422,983
AXA, S.A. (insurance)...........     2,745        362,960
Banque Nationale de Paris, S.A.
 (banking)......................     3,017        259,813
Bouygues, S.A. (construction &
 housing).......................     2,865        145,703
Canal Plus, S.A. (broadcasting &
 publishing)....................     1,086        156,944
Cap Gemini, S.A. (business &
 public services)...............       988        157,437
Carrefour, S.A.
 (merchandising)................     5,135        344,277
Compagnie de Saint Gobain, S.A.
 (building materials &
 components)....................       843        111,395
Dassault Systemes, S.A.
 (business & public services)...     1,084         82,554
Establissements Economiques du
 Casino Guichard-Perrachon, S.A.
 (merchandising)................     1,045         91,143
France Telecom, S.A.
 (telecommunications)...........     7,602        793,835
Groupe Danone, S.A. (food &
 household products)............     1,134        158,402
L'Oreal, S.A. (health & personal
 care)..........................     4,917        375,089
Lafarge, S.A. (building
 materials & components)........     1,237         91,218

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)

                                   SHARES        VALUE
                                  ---------------------
FRANCE (CONTINUED)
Lagardere S.C.A., S.A. (multi-
 industry)......................     1,304    $    73,943
LVMH (Louis Vuitton Moet
 Hennessy), S.A. (recreation &
 other consumer goods)..........     3,900        284,285
Michelin (CGDE), S.A. Class B
 (industrial components)........     2,173         62,807
Pinault-Printemps-Redoute, S.A.
 (merchandising)................       869        154,900
PSA Peugeot, S.A.
 (automobiles)..................       489         89,941
Sagem, S.A. (electrical &
 electronics)...................       382         69,937
Sanofi-Synthelabo, S.A. (health
 & personal care)...............     5,980        314,257
Schneider Electric, S.A.
 (electrical & electronics).....     1,517         98,686
Societe Generale, S.A. Class A
 (banking)......................     3,009        170,624
STMicroelectronics N.V.
 (electronic components &
 instruments) (a)...............     6,844        344,868
Suez Lyonnaise des Eaux, S.A.
 (business & public services)
 (a)............................     1,473        224,483
Suez Lyonnaise des Eaux, S.A.
 Strip VVPR (business & public
 services) (c)..................       204              2
Thomson CSF, S.A. (aerospace &
 military technology)...........     1,614         72,369
Total Fina Elf, S.A. Class B
 (energy sources)...............     5,552        793,412
Total Fina Elf, S.A. Strip
 (energy sources) (c)...........     1,692             14
Valeo, S.A. (industrial
 components)....................     1,153         50,135
Vivendi, S.A. (business & public
 services)......................     4,502        323,207
                                              -----------
                                                7,467,406
                                              -----------
GERMANY (8.3%)
Adidas-Salomon AG (recreation &
 other consumer goods)..........       650         29,889
AGIV AG (multi-industry)........       904          8,459
Allianz AG Registered
 (insurance)....................     1,706        579,126
BASF AG (chemicals).............     5,584        219,611
Bayer AG (chemicals)............     6,417        277,936
Bayerische Hypo-und Vereinsbank
 AG (banking)...................     3,149        172,690
Beiersdorf AG (health & personal
 care)..........................     1,196        117,593
DaimlerChrysler AG
 (automobiles)..................     7,535        347,116
Deutsche Bank AG (banking)......     4,500        369,978
Deutsche Lufthansa AG Registered
 (transportation-airlines)......     4,100         80,971

                                   SHARES        VALUE
                                  ---------------------
GERMANY (CONTINUED)
Deutsche Telekom AG
 (telecommunications)...........    22,900    $   855,013
Dresdner Bank AG (banking)......     3,850        159,737
E.ON AG (utilities-electrical &
 gas)...........................     5,387        273,485
Fresenius Medical Care AG
 (business & public services)...     1,000         79,674
Heidelberger Zement AG (building
 materials & components)........       965         45,968
Hochtief AG (construction &
 housing).......................       986         21,228
Linde AG (machinery &
 engineering)...................     1,700         74,207
Merck KGaA (health & personal
 care)..........................     2,600         99,059
Metro AG (merchandising)........     2,750        110,718
Munchener Ruckversicherungs-
 Gesellschaf AG Registered
 (insurance)....................     1,308        412,422
Preussag AG (multi-industry)....     2,350         76,488
RWE AG (utilities-electrical &
 gas)...........................     3,339        134,149
SAP AG (business & public
 services)......................     1,400        228,903
Schering AG (health & personal
 care)..........................     2,550        142,003
Siemens AG (electrical &
 electronics)...................     4,558        579,505
Thyssen Krupp AG
 (metals-steel).................     5,700         81,649
Volkswagen AG (automobiles).....     2,950        147,275
                                              -----------
                                                5,724,852
                                              -----------
HONG KONG (2.0%)
Cathay Pacific Airways, Ltd.
 (transportation-airlines)......    34,409         62,429
Chinese Estates Holdings, Ltd.
 (real estate) (a)..............       854             92
CLP Holdings, Ltd. (utilities-
 electrical & gas)..............    17,932         83,692
Hang Lung Development Co., Ltd.
 (real estate)..................    18,946         17,005
Hang Seng Bank, Ltd. (banking)..    14,830        174,463
Hong Kong & China Gas Co., Ltd.
 (utilities-electrical & gas)...    60,652         76,602
Hopewell Holdings, Ltd. (multi-
 industry)......................    18,706          6,776
Hutchinson Whampoa, Ltd.
 (multi-industry)...............    32,419        402,167
Johnson Electric Holdings, Ltd.
 (electrical & electronics).....    30,000         59,622
Miramar Hotel & Investment, Ltd.
 (real estate)..................        28             21
New World Development Co., Ltd.
 (real estate)..................    29,772         35,311
Pacific Century CyberWorks, Ltd.
 (broadcasting & publishing)
 (a)............................   183,963        141,526

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)

                                   SHARES        VALUE
                                  ---------------------
HONG KONG (CONTINUED)
Shangri-La Asia, Ltd. (leisure &
 tourism).......................    33,464    $    33,039
Sun Hung Kai Properties, Ltd.
 (real estate)..................    22,000        181,944
Swire Pacific, Ltd. Class A
 (multi-industry)...............    18,385        113,387
                                              -----------
                                                1,388,076
                                              -----------
IRELAND (0.3%)
Allied Irish Banks PLC
 (banking)......................    15,800        160,705
Irish Life & Permanent PLC
 (insurance)....................     4,199         42,033
                                              -----------
                                                  202,738
                                              -----------
ITALY (4.4%)
Assicurazioni Generali S.p.A.
 (insurance)....................     9,000        295,601
Banca Intesa S.p.A (banking)....    41,500        172,008
Bulgari S.p.A. (recreation &
 other consumer goods)..........     4,298         50,528
Cementir S.p.A. (building
 materials & components)........     4,510          5,810
Enel S.p.A.
 (utilities-electrical & gas)...    55,370        205,091
ENI S.p.A. (energy sources).....    64,148        346,893
Fiat S.p.A. (automobiles).......     5,056        117,422
Magneti Marelli S.p.A.
 (industrial components) (e)....     8,000         36,623
Mediaset S.p.A. (broadcasting &
 publishing)....................    10,600        153,187
Mediobanca S.p.A. (banking).....     8,223         91,374
Olivetti S.p.A.
 (telecommunications) (a).......    41,500        125,576
Pirelli S.p.A. (industrial
 components)....................    26,468         76,725
Riunione Adriatica di Sicurta
 S.p.A. (insurance).............     7,800        102,277
San Paolo-IMI S.p.A.
 (banking)......................    11,135        180,267
Snia S.p.A. (multi-industry)....     5,122         10,593
Telecom Italia S.p.A.
 (telecommunications)...........    28,420        328,812
Telecom Italia Mobile (RNC)
 S.p.A (telecommunications).....    14,500         76,814
Telecom Italia Mobile S.p.A.
 (telecommunications)...........    51,246        435,230
Unicredito Italiano S.p.A.
 (banking)......................    40,119        204,029
                                              -----------
                                                3,014,860
                                              -----------
JAPAN (24.3%)
Acom Co., Ltd. (financial
 services)......................     1,200         97,038
Advantest Corp. (electronic
 components & instruments)......       800        104,255
Ajinomoto Co., Inc. (food &
 household products)............     6,567         73,372

                                   SHARES        VALUE
                                  ---------------------
JAPAN (CONTINUED)
Arabian Oil Co., Ltd. (energy
 sources) (a)...................     1,387    $     5,182
Asahi Bank, Ltd. (banking)......    21,986         86,580
Asahi Breweries, Ltd. (beverages
 & tobacco).....................     7,098         70,074
Asahi Chemical Industry Co.,
 Ltd. (chemicals)...............    15,649         96,880
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 commodities)...................    12,000        123,084
Ashikaga Bank, Ltd. (banking)
 (a)............................     9,043         16,315
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (d)..................    33,375        400,094
Bank of Yokohama, Ltd.
 (banking)......................    11,000         53,895
Bridgestone Corp. (industrial
 components)....................     6,935         68,719
Brother Industries, Ltd.
 (appliances & household
 durables)......................       601          1,205
Canon, Inc. (data processing &
 reproduction)..................     7,288        288,999
Central Japan Railway Co.
 (transportation-road & rail)...        20        121,801
Chiba Bank, Ltd. (banking)......       600          2,489
Chugai Pharmaceutical Co., Ltd.
 (health & personal care).......     3,974         67,401
Chuo Mitsui Trust & Banking Co.
 (banking)......................     6,300         19,224
Citizen Watch Co., Ltd.
 (recreation & other consumer
 goods).........................     4,678         45,883
Dai Nippon Printing Co., Ltd.
 (business & public services)...     7,133        111,704
Daiei, Inc. (merchandising)
 (a)............................    11,467         19,533
Daikin Industries, Ltd.
 (machinery & engineering)......     4,000         77,294
Dainippon Ink & Chemical, Inc.
 (chemicals)....................    11,203         36,217
Daiwa House Industry Co., Ltd.
 (construction & housing).......     6,667         41,824
Daiwa Securities Group Inc.
 (financial services)...........    10,287        113,898
Denso Corp. (industrial
 components) (d)................     7,331        167,172
East Japan Railway Co.
 (transportation-road & rail)...        29        166,520
Ebara Corp. (machinery &
 engineering)...................     4,660         72,336
Eisai Co., Ltd. (health &
 personal care).................     2,677         82,374
Fanuc, Ltd. (electronic
 components & instruments)......     1,923        172,586
Fuji Photo Film, Ltd.
 (recreation & other consumer
 goods) (d).....................     4,394        162,973

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)

                                   SHARES        VALUE
                                  ---------------------
JAPAN (CONTINUED)
Fujitsu, Ltd. (data processing &
 reproduction)..................    15,107    $   268,952
Furukawa Electric Co., Ltd.
 (industrial components)........     5,558        146,083
Gunma Bank, Ltd. (banking)......     6,766         34,389
Hitachi, Ltd. (electrical &
 electronics) (d)...............    24,857        266,339
Hitachi Zosen Corp. (machinery &
 engineering) (a)...............    19,634         14,924
Hokuriku Bank, Ltd. (banking)
 (a)............................     9,952         21,691
Honda Motor Co., Ltd.
 (automobiles) (d)..............     7,345        253,591
Hoya Corp. (electronic
 components & instruments)......     1,200         99,126
Ito-Yokado Co., Ltd.
 (merchandising)................     3,375        152,378
Japan Airlines Co., Ltd.
 (transportation-airlines)......    17,138         68,587
Japan Energy Corp. (energy
 sources).......................    15,637         20,765
Japan Steel Works, Ltd.
 (machinery & engineering) (a)..     5,176          4,456
Japan Tobacco, Inc. (beverages &
 tobacco).......................        18        123,633
Joyo Bank, Ltd. (banking).......    13,550         46,286
Jusco Co., Ltd.
 (merchandising)................     3,000         56,322
Kajima Corp. (construction &
 housing).......................    12,910         33,577
Kamigumi Co., Ltd. (business &
 public services)...............     3,456         15,825
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)...     4,128         67,556
Kao Corp. (food & household
 products)......................     4,000        119,787
Kawasaki Heavy Industries, Ltd.
 (machinery & engineering)
 (a)............................    19,050         19,714
Kawasaki Steel Corp. (metals-
 steel) (a).....................    39,815         39,015
Keihin Electric Express Railway
 (transportation-road & rail)...     8,000         31,137
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)...    22,124         95,835
Kirin Brewery Co., Ltd.
 (beverages & tobacco)..........    10,154        105,823
Komatsu, Ltd. (machinery &
 engineering)...................    12,162         53,908
Konami Co., Ltd. (business &
 public services)...............     1,100         92,679
Kubota Corp. (machinery &
 engineering)...................    20,806         69,929
Kumagai Gumi Co., Ltd.
 (construction & housing) (a)...     9,812          2,696
Kyocera Corp. (electronic
 components & instruments)......     1,490        193,765

                                   SHARES        VALUE
                                  ---------------------
JAPAN (CONTINUED)
Kyowa Hakko Kogyo (health &
 personal care).................     6,234    $    49,840
Makita Corp. (electrical &
 electronics)...................     2,448         17,823
Marubeni Corp. (wholesale &
 international trade) (a).......    20,723         48,394
Marui Co., Ltd.
 (merchandising)................     4,378         64,551
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables)............    14,247        413,603
Mitsubishi Chemical Corp.
 (chemicals)....................    25,833         81,620
Mitsubishi Corp. (wholesale &
 international trade)...........    12,531        103,283
Mitsubishi Electric Corp.
 (electrical & electronics).....    18,000        129,238
Mitsubishi Estate Co., Ltd.
 (real estate)..................    12,191        129,508
Mitsubishi Heavy Industries,
 Ltd. (machinery & engineering)
 (a)............................    35,059        136,134
Mitsubishi Trust & Banking Corp.
 (banking)......................    11,031         89,404
Mitsui & Co., Ltd. (wholesale &
 international trade)...........    14,822         98,411
Mitsui Fudosan Co., Ltd. (real
 estate)........................     8,129         98,417
Mitsui Marine & Fire Insurance
 Co., Ltd. (insurance)..........     8,359         42,410
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping)......       266            585
Mitsukoshi, Ltd. (merchandising)
 (a)............................     6,758         24,075
Mizuho Holdings, Inc. (financial
 services) (d)..................        45        343,532
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)...................     1,900        227,247
NEC Corp. (electrical &
 electronics)...................    12,416        236,508
NGK Insulators, Ltd. (industrial
 components)....................     4,800         63,520
Nikon Corp. (electronic
 components & instruments)......     3,407         49,485
Nintendo Co., Ltd. (recreational
 & other consumer goods)........     1,200        198,362
Nippon Express Co., Ltd.
 (transportation-road & rail)...    12,446         74,657
Nippon Fire & Marine Insurance,
 Ltd. (insurance)...............       686          2,551
Nippon Light Metal Co., Ltd.
 (metals-nonferrous)............     7,577          5,968
Nippon Meat Packers, Inc. (food
 & household products)..........     3,357         42,549
Nippon Mitsubishi Oil Corp.
 (energy sources)...............    15,136         81,367

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)

                                   SHARES        VALUE
                                  ---------------------
JAPAN (CONTINUED)
Nippon Steel Corp.
 (metals-steel).................    53,313    $    86,419
Nippon Telegraph & Telephone
 Corp. (telecommunications).....        91        827,544
Nissan Motor Co., Ltd.
 (automobiles) (a)..............    32,121        220,329
Nisshinbo Industries, Inc.
 (textiles & apparel)...........     3,363         16,138
Nissin Food Products Co., Ltd.
 (food & household products)....     1,884         49,432
NKK Corp. (metals-steel) (a)....       919            530
Nomura Securities Co., Ltd.
 (financial services)...........    13,955        295,857
Obayashi Corp. (construction &
 housing).......................    10,799         44,702
Oji Paper Co., Ltd. (forest
 products & paper)..............    10,490         61,003
Olympus Optical Co., Ltd.
 (electronic components &
 instruments) (a)...............     4,000         55,241
Orient Corp. (financial
 services) (a)..................     4,483          7,185
Oriental Land Co., Ltd. (leisure
 & tourism).....................     1,200         72,531
Orix Corp. (financial
 services)......................       700         73,401
Osaka Gas Co. (utilities-
 electrical & gas)..............    23,126         56,971
Penta-Ocean Construction Co.,
 Ltd. (construction &
 housing).......................    10,000         11,631
Pioneer Corp. (appliances &
 household durables)............     2,078         64,323
Promise Co., Ltd. (financial
 services)......................     1,100         82,504
Rohm Co., Ltd. (electronic
 components & instruments)......       900        226,743
Sakura Bank, Ltd. (banking).....    30,834        224,490
Sankyo Co., Ltd. (health &
 personal care).................     4,654        102,504
Sanrio Co., Ltd. (recreation &
 other consumer goods)..........       861         12,616
Sanyo Electric Co., Ltd.
 (appliances & household
 durables)......................    15,684        119,216
Sapporo Breweries, Ltd.
 (beverages & tobacco)..........     5,692         17,567
Secom Co., Ltd. (business &
 public services)...............     2,000        142,499
Sekisui House, Ltd.
 (construction & housing).......    10,000        105,683
Sharp Corp. (appliances &
 household durables)............     9,279        118,118
Shimizu Corp. (construction &
 housing).......................    11,055         30,170
Shin-Etsu Chemical Co., Ltd.
 (chemicals)....................     3,830        157,137
Shionogi & Co., Ltd. (health &
 personal care).................     4,396         85,751

                                   SHARES        VALUE
                                  ---------------------
JAPAN (CONTINUED)
Shiseido Co., Ltd. (health &
 personal care).................     6,739    $    87,019
Shizuoka Bank, Ltd. (banking)...     6,494         58,937
SMC Corp. (machinery &
 engineering)...................       700         98,980
Softbank Corp. (business &
 public services)...............     2,500        149,962
Sony Corp. (appliances &
 household durables)............     6,782        541,595
Sumitomo Bank, Ltd. (banking)
 (d)............................    22,242        269,892
Sumitomo Chemical Co., Ltd.
 (chemicals)....................    19,403         95,599
Sumitomo Corp. (wholesale &
 international trade)...........     9,864         86,721
Sumitomo Electric Industries
 (industrial components)........     6,982        128,841
Sumitomo Marine & Fire Insurance
 Co., Ltd. (insurance)..........     8,126         49,562
Sumitomo Metal Industries, Ltd.
 (metals-steel) (a).............    50,343         27,662
Sumitomo Metal Mining Co.
 (metals-nonferrous)............     8,298         42,784
Taiheiyo Cement Corp. (building
 materials & components)........    12,783         19,901
Taisei Corp. (construction &
 housing).......................    13,713         19,591
Taisho Pharmaceutical Co., Ltd.
 (health & personal care).......     3,066         88,166
Taiyo Yuden Co., Ltd.
 (electronic components &
 instruments)...................     1,127         43,039
Takashimaya Co., Ltd.
 (merchandising)................     4,574         33,385
Takeda Chemical Industries, Ltd.
 (health & personal care).......     6,318        416,015
Takefuji Corp. (financial
 services)......................     2,000        197,813
Teikoku Oil Co., Ltd. (energy
 sources).......................     6,646         30,371
Tobu Railway Co., Ltd.
 (transportation-road & rail)...    12,000         35,387
Tohoku Electric Power Co., Inc.
 (utilities-electrical & gas)...     2,268         30,532
Tokai Bank, Ltd. (banking)......    16,989         91,017
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance)..........    10,540        116,410
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)...     7,951        192,960
Tokyo Electron, Ltd. (electronic
 components & instruments)......     1,492        116,688
Tokyo Gas Co. (utilities-
 electrical & gas)..............    21,091         55,048
Tokyo Steel Manufacturing Co.,
 Ltd. (metals-steel)............       194            791
Tokyu Corp. (transportation-
 road & rail)...................    15,451         79,806

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)

                                   SHARES        VALUE
                                  ---------------------
JAPAN (CONTINUED)
Toppan Printing Co., Ltd.
 (business & public services)...     9,076    $    80,126
Toray Industries, Inc.
 (chemicals)....................    20,000         77,843
Toshiba Corp. (electrical &
 electronics) (a)...............    25,000        178,581
Tostem Corp. (building materials
 & components)..................     2,935         42,737
Toto, Ltd. (building materials &
 components)....................     5,467         41,455
Toyo Seikan Kaisha, Ltd.
 (miscellaneous-materials &
 commodities)...................     3,445         58,366
Toyota Motor Corp. (automobiles)
 (d)............................    27,552      1,100,121
Ube Industries, Ltd.
 (miscellaneous-materials &
 commodities)...................    11,768         23,710
Uny Co., Ltd. (merchandising)...     2,346         28,746
Yamaha Corp. (recreation & other
 consumer goods)................     4,188         36,052
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care)..........................     3,000        135,722
Yamato Transport Co., Ltd.
 (transportation-road & rail)...     4,000         80,774
                                              -----------
                                               16,795,673
                                              -----------
MALAYSIA (0.0%) (B)
Malaysia International Shipping
 Corp. Berhad Foreign Registered
 (transportation-shipping)
 (f)............................     2,738            564
Malaysian Airline System Berhad
 (transportation-airlines)
 (f)............................       206            179
Technology Resources Industries
 Berhad (telecommunications)
 (f)............................    14,132          1,335
                                              -----------
                                                    2,078
                                              -----------
NETHERLANDS (5.4%)
ABN AMRO Holding N.V.
 (banking)......................    10,306        238,476
Aegon N.V. (insurance)..........     9,958        395,011
Akzo Nobel N.V. (chemicals).....     3,703        168,389
ASM Lithography Holding N.V.
 (electric components &
 instruments) (a)...............     3,587         97,930
Elsevier N.V. (broadcasting &
 publishing)....................     9,310        118,762
Heineken N.V. (beverages &
 tobacco).......................     3,341        181,237
ING Groep N.V. (financial
 services)......................     7,014        481,075
Koninklijke Ahold N.V.
 (merchandising)................     6,297        182,697
Koninklijke KPN N.V.
 (telecommunications)...........     7,743        156,658
Koninklijke Nedlloyd Groep N.V.
 (transportation-road & rail)...       319          5,921

                                   SHARES        VALUE
                                  ---------------------
NETHERLANDS (CONTINUED)
Koninklijke (Royal) Philips
 Electronics N.V. (appliances &
 household durables)............     9,709    $   381,102
Koninklijke Vopak N.V. (energy
 equipment & service)...........       921         17,564
Royal Dutch Petroleum Co.
 (energy sources)...............    16,080        952,560
TNT Post Group N.V. (business &
 public services)...............     4,812        101,803
Unilever CVA N.V. (food &
 household products)............     4,366        218,707
                                              -----------
                                                3,697,892
                                              -----------
NEW ZEALAND (0.1%)
Carter Holt Harvey Ltd. (forest
 products & paper)..............    21,197         14,050
Fletcher Challenge Energy
 (energy sources)...............     5,182         16,968
Fletcher Challenge Forests
 (forest products & paper)
 (a)............................    20,290          2,980
                                              -----------
                                                   33,998
                                              -----------
NORWAY (0.3%)
Christiania Bank Og Kreditkasse
 (banking)......................     7,653         39,826
Elkem ASA Class A (metals-
 nonferrous)....................       733         12,649
Norsk Hydro ASA (energy
 sources).......................     3,159        125,334
Orkla ASA Class A (multi-
 industry)......................     3,300         59,432
                                              -----------
                                                  237,241
                                              -----------
PORTUGAL (0.5%)
Banco Comercial Portugues, S.A.
 Registered (banking)...........    18,581         92,763
Banco Espirito Santo, S.A.
 Registered (banking)...........     3,016         45,759
Cimpor-Cementos de Portugal,
 SGPS, S.A. (building materials
 & components)..................     2,023         45,097
Electricidade de Portugal, S.A.
 (utilities-electrical & gas)...    25,547         69,292
Portugal Telecom, S.A.
 Registered
 (telecommunications)...........    12,250        109,023
                                              -----------
                                                  361,934
                                              -----------
SINGAPORE (0.9%)
Chartered Semiconductor
 Manufacturing, Ltd. (electric
 components & instruments)
 (a)............................    11,000         47,622
City Developments, Ltd. (real
 estate)........................    12,348         56,975
DBS Group Holdings, Ltd.
 (banking)......................    11,224        132,348
Oversea-Chinese Banking Corp.,
 Ltd. (banking).................    12,000         76,559

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)

                                   SHARES        VALUE
                                  ---------------------
SINGAPORE (CONTINUED)
Sembcorp Industries, Ltd.
 (multi-industry)...............    29,512    $    28,411
Singapore Airlines, Ltd. Foreign
 Registered (transportation-
 airlines)......................    11,273        113,019
Singapore Telecommunications,
 Ltd. (telecommunications)......    48,258         79,995
United Overseas Bank, Ltd.
 Foreign Registered (banking)...    10,452         77,400
                                              -----------
                                                  612,329
                                              -----------
SPAIN (2.9%)
Altadis, S.A. (beverages &
 tobacco).......................     5,259         78,675
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)...............     4,183         31,768
Banco Bilbao Vizcaya Argentaria,
 S.A. Registered (banking)......    24,471        325,644
Banco Santander Central Hispano,
 S.A. (banking).................    34,456        333,520
Endesa, S.A.
 (utilities-electrical & gas)...     9,112        148,288
Gas Natural SDG, S.A.
 (utilities-electrical & gas)...     5,267         90,179
Grupo Empresarial Ence, S.A.
 (forest products & paper)......       296          4,376
Iberdrola, S.A. (utilities-
 electrical & gas)..............    10,181        124,350
Repsol, S.A. (energy sources)...    12,559        199,275
Telefonica, S.A.
 (telecommunications) (a).......    33,447        637,018
                                              -----------
                                                1,973,093
                                              -----------
SWEDEN (2.9%)
Drott AB Series B (real
 estate)........................     1,000         11,727
Electrolux AB Series B
 (appliances & household
 durables)......................     5,100         64,131
ForeningsSparbanken AB
 (banking)......................     6,100         87,360
Hennes & Mauritz AB Series B
 (merchandising)................     7,200        134,371
Mandamus AB (real estate).......       130            772
NetCom AB Series B
 (telecommunications) (a).......     1,275         59,678
Nordic Baltic Holding AB
 (banking)......................    24,500        183,383
Securitas AB Series B (business
 & public services).............     4,500         95,658
Skandia Forsakrings AB
 (insurance)....................     8,100        137,020
Skandinaviska Enskilda Banken AB
 (banking)......................     7,000         82,435
Skanska AB Series B
 (construction & housing).......     1,600         63,233

                                   SHARES        VALUE
                                  ---------------------
SWEDEN (CONTINUED)
Svenska Cellulosa AB Series B
 (forest products & paper)......     3,450    $    70,584
Svenska Handelsbanken Series A
 (banking)......................     6,300         98,712
Swedish Match AB (beverages &
 tobacco).......................     5,983         20,481
Telefonaktiebolaget LM Ericsson
 AB Series B (electrical &
 electronics)...................    56,836        754,407
Telia AB (telecommunications)
 (a)............................    12,200         75,489
Volvo AB Series B
 (automobiles)..................     4,225         64,935
                                              -----------
                                                2,004,376
                                              -----------
SWITZERLAND (6.0%)
ABB AG Bearer (electrical &
 electronics)...................     2,496        221,754
Adecco, S.A. Registered
 (business & public services)...       180        124,431
Alusuisse Lonza Group AG
 Registered (multi-industry)....        90         47,050
Credit Suisse Group Registered
 (banking)......................     2,000        374,840
Givaudan, S.A. Registered (food
 & household products) (a)......       130         31,161
Holderbank Financiere Glarus AG
 Bearer (building materials &
 components)....................        80         84,044
Holderbank Financiere Glarus AG
 Registered (building materials
 & components)..................       150         44,130
Jelmoli Holdings, Ltd. Bearer
 (merchandising)................        10         12,513
Nestle, S.A. Registered (food &
 household products)............       285        590,415
Novartis AG Registered (health &
 personal care).................       540        818,965
Roche Holdings AG Bearer (health
 & personal care)...............        14        151,243
Roche Holdings AG Genusscheine
 (health & personal care).......        54        493,121
Schindler Holding AG
 Participating Certificates
 (machinery & engineering)......        10         15,188
Schindler Holding AG Registered
 (machinery & engineering)......        10         14,599
Schweizerische
 Rueckversicherungs Gesellschaft
 Registered (insurance).........        90        177,437
Societe Generale de Surveillance
 Holding, S.A. Bearer (business
 & public services) (a).........        15         18,353
Societe Generale de Surveillance
 Holding, S.A. Registered
 (business & public services)
 (a)............................        40         10,900

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

COMMON STOCKS (CONTINUED)

                                   SHARES        VALUE
                                  ---------------------
SWITZERLAND (CONTINUED)
Sulzer AG Registered (machinery
 & engineering) (a).............        50    $    32,284
Swatch Group AG Registered
 (recreation & other consumer
 goods).........................       200         54,391
Swisscom AG Registered
 (telecommunications)...........       590        149,789
UBS AG Registered (banking).....     3,050        422,363
Zurich Financial Services AG
 (insurance)....................       508        245,962
                                              -----------
                                                4,134,933
                                              -----------
UNITED KINGDOM (20.6%)
3i Group PLC (financial
 services)......................     5,545        126,012
Abbey National PLC (banking)....    10,900        150,523
Amvescap PLC (financial
 services)......................     6,198        138,601
ARM Holdings PLC (electrical &
 electronics) (a)...............     8,403         82,973
AstraZeneca Group PLC (health &
 personal care).................    13,367        626,560
BAA PLC (business & public
 services)......................    13,374        111,278
BAE Systems PLC (aerospace &
 military technology)...........    23,905        135,899
Barclays PLC (banking)..........    11,028        315,790
Bass PLC (leisure & tourism)....    13,174        129,031
BG Group PLC (utilities-
 electrical & gas)..............    26,125        104,703
Boots Co. PLC (merchandising)...    11,654         93,075
BP Amoco PLC (energy sources)...   165,986      1,408,805
British Airways PLC
 (transportation-airlines)......    12,500         55,906
British American Tobacco PLC
 (beverages & tobacco)..........    24,044        168,635
British Sky Broadcasting Group
 PLC (broadcasting & publishing)
 (a)............................    14,898        215,251
British Telecommunications PLC
 (telecommunications)...........    48,765        572,156
Cadbury Schwepps PLC (beverages
 & tobacco).....................    25,058        155,007
Centrica PLC
 (utilities-electrical & gas)...    33,980        116,941
CGNU PLC (insurance)............    15,772        211,161
Coats Viyella PLC (textiles &
 apparel).......................     9,814          6,413
Corus Group PLC (metal-steel)...    42,984         38,698
De La Rue PLC (business & public
 services)......................     1,624          8,180
Diageo PLC (beverages &
 tobacco).......................    29,495        278,606
GKN PLC (machinery &
 engineering)...................     8,928        102,418
Glaxo Wellcome PLC (health &
 personal care).................    27,000        777,858
Granada Compass PLC (leisure &
 tourism) (a)...................    21,154        182,463

                                   SHARES        VALUE
                                  ----------------------
UNITED KINGDOM (CONTINUED)
Great Universal Stores PLC (The)
 (merchandising)................    10,800    $    74,649
Halifax PLC (banking)...........    18,102        142,469
Hanson PLC (building materials &
 components)....................     9,656         50,968
Hays PLC (business & public
 services)......................    19,723        107,757
Hilton Group PLC (leisure &
 tourism).......................    22,561         62,737
HSBC Holdings PLC (banking).....    65,121        928,598
Imperial Chemical Industries PLC
 (chemicals)....................    10,929         66,971
Innogy Holding PLC (energy
 sources).......................    11,590         33,660
International Power PLC
 (utilities-electrical & gas)...    11,590         46,787
Invensys PLC (machinery &
 engineering)...................    36,384         86,910
Kingfisher PLC
 (merchandising)................    12,822         76,709
Land Securities PLC (real
 estate)........................     7,747         79,871
LASMO PLC (energy sources)......    22,009         46,820
Lattice Group PLC (utilities-
 electrical & gas)..............    26,125         55,766
Legal & General Group PLC
 (insurance)....................    46,200        115,054
Lloyds TSB Group PLC (banking)..    38,424        391,683
Logica PLC (business & public
 services)......................     3,775        111,771
Marconi PLC
 (telecommunications)...........    21,458        271,084
Marks & Spencer PLC
 (merchandising)................    29,560         82,414
National Grid Group PLC
 (utilities-electrical & gas)...    13,714        118,986
P&O Princess Cruises PLC
 (leisure & tourism)............    10,189         40,059
Pearson PLC (broadcasting &
 publishing)....................     7,509        201,611
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The)
 (transportation-shipping)......    10,189         42,019
Prudential Corp. PLC
 (insurance)....................    14,366        193,380
Railtrack Group PLC (business &
 public services)...............     5,324         82,412
Rank Group PLC (leisure &
 tourism).......................    12,294         30,527
Reed International PLC
 (broadcasting & publishing)....    12,366        114,384
Rentokil Initial PLC (business &
 public services)...............    30,309         69,978
Reuters Group PLC (business &
 public services)...............    11,466        223,439
Rio Tinto PLC Registered
 (metals-nonferrous)............     9,760        158,023
Royal Bank of Scotland Group PLC
 (banking)......................    19,542        438,990

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                  ---------------------
UNITED KINGDOM (CONTINUED)
Sage Group PLC (The) (business &
 public services)...............    12,436    $    90,833
Sainsbury (J.) PLC
 (merchandising)................    18,817        105,812
Scottish Power PLC (utilities-
 electrical & gas)..............    14,607        109,766
Sema Group PLC (business &
 public services)...............     6,115         77,252
SmithKline Beecham PLC (health &
 personal care).................    42,262        546,179
Tesco PLC (merchandising).......    55,953        213,482
Unilever PLC (food & household
 products)......................    24,347        164,839
Vodafone PLC
 (telecommunications)...........   454,558      1,892,726
Williams PLC (electronic
 components & instruments)......    10,172         48,743
WPP Group PLC (business & public
 services)......................     8,020        107,724
                                              -----------
                                               14,216,785
                                              -----------
Total Common Stocks (Cost
 $54,866,774)...................               66,005,152(g)
                                              -----------
PREFERRED STOCKS (0.5%)
AUSTRALIA (0.2%)
News Corp., Ltd.
 A$ 0.075
 (broadcasting & publishing)
 (e)(k).........................    18,003        161,394
                                              -----------
GERMANY (0.3%)
RWE AG
 E 0.92
 (utilities-electrical & gas)
 (e)(k).........................       654         20,510
SAP AG
 E 1.60
 (business & public services)
 (e)(k).........................     1,000        202,153
                                              -----------
                                                  222,663
                                              -----------
Total Preferred Stocks (Cost
 $276,724)......................                  384,057
                                              -----------

WARRANTS (0.0%) (B)
                                   SHARES        VALUE
                                  ----------------------
HONG KONG (0.0%) (B)
Chinese Estates Holdings, Ltd.
 Call Warrants
 Strike price HK 1.02
 Expire 11/24/00
 (real estate) (a)(k)...........     6,885    $         9
                                              -----------
Total Warrants (Cost $0)........                        9
                                              -----------

SHORT-TERM INVESTMENTS (2.4%)
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
U.S. GOVERNMENT (2.4%)
United States Treasury Bills
 6.02%, due 1/11/01 (d).........  $500,000    $   494,037
 6.06%, due 1/4/01 (d)..........   500,000        494,610
 6.11%, due 1/4/01 (d)..........   700,000        692,397
                                              -----------
Total Short-Term Investments
 (Cost $1,681,044)..............                1,681,044
                                              -----------
Total Investments (Cost
 $56,824,542) (h)...............     98.5%     68,070,262(i)
Cash and Other Assets,
 Less Liabilities...............       1.5      1,019,108
                                  --------    -----------
Net Assets......................    100.0%    $69,089,370
                                  ========    ===========

FUTURES CONTRACTS (0.0%) (B)
                                            UNREALIZED
                            CONTRACTS      APPRECIATION
                              LONG       (DEPRECIATION)(J)
                            ------------------------------
FRANCE (0.0%) (B)
Euro, CAC 40 Index,
  November 2000..........       9             $ 7,676
GERMANY (0.0%) (B)
Euro, DAX Index, December
  2000...................       3              22,945
JAPAN (0.0%) (B)
Japanese Yen, TOPIX
  Index, December 2000...       2              (7,510)
UNITED KINGDOM (0.0%) (B)
Pound Sterling, FTSE 100
  Index, December 2000...       6               7,808
                                              -------
Total Futures Contracts
  (Settlement Value
  $1,761,490) (g)........                     $30,919
                                              =======

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Strip securities represent a secondary class of shares traded in the foreign market.
(d)  Segregated or partially segregated as collateral for futures contracts.
(e)  Fair valued security.
(f) Malaysian securities, partially segregated due to repatriation restrictions, are deemed illiquid. These positions are fair valued.
(g) The combined market value of common stocks and the settlement value of Index futures contracts represents 98.1% of net assets.
(h)  The cost for federal income tax purposes is $57,418,550.
(i) At October 31, 2000 net unrealized appreciation for securities was $10,651,712, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,159,835 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,508,123.
(j) Represents difference between the value of the contracts at the time they were opened and the value at October 31, 2000.
(k)  The following abbreviations are used in the above portfolio:
     A$--Australian Dollar
     E --Euro Currency
     HK--Hong Kong Dollar

The table below sets forth the diversification of EAFE Index Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Aerospace & Military
  Technology.................   $   208,267       0.3%
Appliances & Household
  Durables...................     1,703,293       2.5
Automobiles..................     2,340,729       3.4
Banking......................     9,360,284      13.5
Beverages & Tobacco..........     1,199,739       1.7
Broadcasting & Publishing....     1,298,732       1.9
Building Materials &
  Components.................       590,755       0.9
Business & Public Services...     3,364,665       4.9
Chemicals....................     1,427,326       2.1
Construction & Housing.......       520,037       0.8
Data Processing &
  Reproduction...............       557,952       0.8
Electrical & Electronics.....     4,472,230       6.5
Electronic Components &
  Instruments................     1,827,338       2.6
Energy Equipment & Service...       239,319       0.3
Energy Sources...............     4,232,093       6.1
Financial Services...........     1,796,767       2.6
Food & Household Products....     1,448,663       2.1
Forest Products & Paper......       152,991       0.2
Health & Personal Care.......     6,140,561       8.9
Industrial Components........       800,625       1.2
Insurance....................     3,771,149       5.5
Leisure & Tourism............       627,819       0.9
Machinery & Engineering......       898,899       1.3
Merchandising................     2,119,024       3.1
Metals-Nonferrous............       344,228       0.5
Metals-Steel.................       276,864       0.4
Miscellaneous-Materials &
  Commodities................       205,159       0.3
Multi-Industry...............       861,849       1.2
Real Estate..................       693,844       1.0
Recreation & Other Consumer
  Goods......................       874,980       1.3
Telecommunications...........     8,016,282      11.6
Textile & Apparel............        22,551       0.0*
Transportation-Airlines......       381,091       0.5
Transportation-Road & Rail...       747,605       1.1
Transportation-Shipping......       294,134       0.4
U.S. Government..............     1,681,043       2.4
Utilities-Electrical & Gas...     2,223,712       3.2
Wholesale & International
  Trade......................       347,663       0.5
                                -----------     -----
                                 68,070,262      98.5
Cash and Other Assets,
  Less Liabilities...........     1,019,108       1.5
                                -----------     -----
Net Assets...................   $69,089,370     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

EAFE INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000
ASSETS:
 Investment in securities, at value (identified
   cost $56,824,542)............................  $   68,070,262
 Cash denominated in foreign currencies
   (identified cost $11,663)....................          11,260
 Cash...........................................          90,693
 Deposit with broker for futures contracts
   (identified cost $284,714)...................         299,824
 Receivables:
   Fund shares sold.............................         488,320
   Dividends and interest.......................         149,560
   Investment securities sold...................         102,694
   Variation margin on futures contracts........          15,749
                                                  --------------
       Total assets.............................      69,228,362
                                                  --------------
LIABILITIES:
 Payables:
   MainStay Management..........................          45,094
   Custodian....................................          26,353
   Fund shares redeemed.........................          20,598
   Transfer agent...............................           4,953
 Accrued expenses...............................          41,994
                                                  --------------
       Total liabilities........................         138,992
                                                  --------------
 Net assets.....................................  $   69,089,370
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class..........................  $        6,104
   Institutional Service Class..................              52
 Additional paid-in capital.....................      55,763,995
 Accumulated distribution in excess of net
   investment income............................        (445,966)
 Accumulated undistributed net realized gain on
   investments and futures contracts............       2,457,666
 Net unrealized appreciation on investments and
   futures contracts............................      11,276,639
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies...................................          30,880
                                                  --------------
 Net assets.....................................  $   69,089,370
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $   68,512,939
                                                  ==============
 Shares of capital stock outstanding............       6,103,839
                                                  ==============
 Net asset value per share outstanding..........  $        11.22
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $      576,431
                                                  ==============
 Shares of capital stock outstanding............          51,812
                                                  ==============
 Net asset value per share outstanding..........  $        11.13
                                                  ==============

STATEMENT OF OPERATIONS
For the year ended October 31, 2000
INVESTMENT INCOME:
 Income:
   Dividends (a)................................  $    1,044,540
   Interest.....................................         290,975
                                                  --------------
       Total income.............................       1,335,515
                                                  --------------
 Expenses:
   Management...................................         732,510
   Custodian....................................          79,270
   Portfolio pricing............................          68,891
   Professional.................................          45,489
   Transfer agent...............................          29,253
   Registration.................................          15,985
   Shareholder communication....................           3,370
   Directors....................................           2,063
   Service......................................           1,423
   Miscellaneous................................          16,892
                                                  --------------
       Total expenses before
        reimbursement...........................         995,146
   Expense reimbursement from Manager...........        (262,388)
                                                  --------------
       Net expenses.............................         732,758
                                                  --------------
 Net investment income..........................         602,757
                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions........................       2,382,828
   Futures transactions.........................         169,653
   Foreign currency transactions................        (509,297)
                                                  --------------
 Net realized gain on investments and foreign
   currency transactions........................       2,043,184
                                                  --------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions........................      (5,545,441)
   Futures transactions.........................          (6,539)
   Translation of other assets and liabilities
     in foreign currencies......................          33,305
                                                  --------------
 Net unrealized loss on investments and foreign
   currency transactions........................      (5,518,675)
                                                  --------------
 Net realized and unrealized loss on investments
   and foreign currency
   transactions.................................      (3,475,491)
                                                  --------------
 Net decrease in net assets resulting from
   operations...................................  $   (2,872,734)
                                                  ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $145,060.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                   2000            1999*             1998
                                                              --------------   --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $      602,757   $      675,093   $      529,655
    Net realized gain on investments and foreign currency
      transactions..........................................       2,043,184        5,252,577        4,414,644
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions.........      (5,518,675)       2,373,714        6,101,634
                                                              --------------   --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (2,872,734)       8,301,384       11,045,933
                                                              --------------   --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................              --               --         (526,186)
      Institutional Service Class...........................              --               --           (3,469)
    From net realized gain on investments and foreign
      currency transactions:
      Institutional Class...................................      (5,693,950)        (291,622)      (3,871,228)
      Institutional Service Class...........................         (41,996)          (2,418)         (29,729)
    In excess of net investment income:
      Institutional Class...................................              --          (51,926)        (560,314)
      Institutional Service Class...........................              --             (339)          (3,666)
                                                              --------------   --------------   --------------
        Total dividends and distributions to shareholders...      (5,735,946)        (346,305)      (4,994,592)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      57,457,614       64,643,850       29,896,062
      Institutional Service Class...........................         257,666          107,045           86,552
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................       5,373,871          323,542        4,948,383
      Institutional Service Class...........................          41,286            2,757           36,795
                                                              --------------   --------------   --------------
                                                                  63,130,437       65,077,194       34,967,792
    Cost of shares redeemed:
      Institutional Class...................................     (53,357,726)     (70,367,464)     (30,946,559)
      Institutional Service Class...........................        (206,486)        (118,913)        (102,752)
                                                              --------------   --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................       9,566,225       (5,409,183)       3,918,481
                                                              --------------   --------------   --------------
      Net increase in net assets............................         957,545        2,545,896        9,969,822
NET ASSETS:
  Beginning of period.......................................      68,131,825       65,585,929       55,616,107
                                                              --------------   --------------   --------------
  End of period.............................................  $   69,089,370   $   68,131,825   $   65,585,929
                                                              ==============   ==============   ==============
  Accumulated distribution in excess of net investment
    income at end of period.................................  $     (445,966)  $     (571,381)  $     (867,449)
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       (THIS PAGE INTENTIONALLY LEFT BLANK)

  EAFE INDEX FUND
  FINANCIAL HIGHLIGHTS
  (Selected per share data and ratios)

                                             INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                             INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                 CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                             -------------   -------------   -------------   -------------   -------------   -------------
                                                                    JANUARY 1, 1999
                                      YEAR ENDED                        THROUGH                       YEAR ENDED
                                   OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                             -----------------------------   -----------------------------   -----------------------------
Net asset value at
 beginning of period.......     $ 12.59         $ 12.51         $ 11.27         $ 11.22         $ 10.24         $ 10.20
                                -------         -------         -------         -------         -------         -------
Net investment income......        0.11            0.09            0.11            0.09            0.11            0.08
Net realized and unrealized
 gain (loss) on
 investments...............       (0.37)          (0.36)           1.39            1.38            1.84            1.83
Net realized and unrealized
 gain (loss) on foreign
 currency transactions.....       (0.05)          (0.05)          (0.11)          (0.11)           0.00(a)         0.00(a)
                                -------         -------         -------         -------         -------         -------
Total from investment
 operations................       (0.31)          (0.32)           1.39            1.36            1.95            1.91
                                -------         -------         -------         -------         -------         -------
Less dividends and
 distributions:
From net investment
 income....................          --              --              --              --           (0.11)          (0.08)
From net realized gain on
 investments and foreign
 currency transactions.....       (1.06)          (1.06)          (0.06)          (0.06)          (0.72)          (0.72)
In excess of net investment
 income....................          --              --           (0.01)          (0.01)          (0.09)          (0.09)
                                -------         -------         -------         -------         -------         -------
Total dividends and
 distributions.............       (1.06)          (1.06)          (0.07)          (0.07)          (0.92)          (0.89)
                                -------         -------         -------         -------         -------         -------
Net asset value at end of
 period....................     $ 11.22         $ 11.13         $ 12.59         $ 12.51         $ 11.27         $ 11.22
                                =======         =======         =======         =======         =======         =======
Total investment return....     (3.52)%         (3.63)%       12.31%(b)       12.08%(b)          19.15%          18.83%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.....        0.78%           0.53%           1.14%+          0.89%+          0.90%           0.65%
 Net expenses..............        0.95%(d)        1.20%(d)        0.94%+          1.19%+          0.94%           1.19%
 Expenses (before
   reimbursement)..........        1.29%           1.54%           1.32%+          1.57%+          1.38%           1.63%
Portfolio turnover rate....          11%             11%             19%             19%             24%             24%
Net assets at end of period
 (in 000's)................     $68,513         $   576         $67,582         $   549         $65,087         $   499

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Less than one percent.
(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                      INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
          CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
      -------------   -------------   -------------   -------------   -------------   -------------
                                         YEAR ENDED DECEMBER 31
      ---------------------------------------------------------------------------------------------
                  1997                            1996                            1995
      -----------------------------   -----------------------------   -----------------------------
         $ 14.00         $ 13.97         $ 13.56         $ 13.51         $ 12.63         $ 12.63
         -------         -------         -------         -------         -------         -------
            0.22            0.19            0.16            0.12            0.13            0.14
           (0.28)          (0.29)           0.71            0.73            1.11            1.05
           (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.10)          (0.10)
         -------         -------         -------         -------         -------         -------
           (0.06)          (0.10)           0.87            0.85            1.14            1.09
         -------         -------         -------         -------         -------         -------
           (0.22)          (0.19)          (0.16)          (0.12)          (0.04)          (0.04)
           (3.39)          (3.39)          (0.25)          (0.25)          (0.14)          (0.14)
           (0.09)          (0.09)          (0.02)          (0.02)          (0.03)          (0.03)
         -------         -------         -------         -------         -------         -------
           (3.70)          (3.67)          (0.43)          (0.39)          (0.21)          (0.21)
         -------         -------         -------         -------         -------         -------
         $ 10.24         $ 10.20         $ 14.00         $ 13.97         $ 13.56         $ 13.51
         =======         =======         =======         =======         =======         =======
            0.40%           0.08%           6.45%           6.37%           9.03%           8.63%

            1.04%           0.79%           1.11%           0.86%           1.01%           0.76%
            0.94%           1.19%           0.94%           1.19%           1.03%           1.28%
            1.26%           1.51%           1.23%           1.48%           1.24%           1.49%
               6%              6%              4%              4%              6%              6%
         $55,177         $   439         $89,029         $   396         $80,087         $   257

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

International bond markets faced a number of difficulties during the 12 months ended October 31, 2000. Monetary tightening by the U.S. Federal Reserve and several of the world's other central banks tended to negatively impact bond prices. The U.S. dollar's continuing strength versus other major international currencies hurt bond returns for U.S. investors, even in markets that showed positive results in local currency terms.

A Japanese fiscal stimulus package offered attractive promise early in 2000, but provided little relief to bond investors. Europe continued to restructure its companies, industries, and local economies as the European Union became well established and the euro continued its downward slide through most of the year.

While global economic activity abated during the third calendar quarter of 2000, oil prices surged to new highs, creating a dilemma for central bankers. The Bank of England and the Federal Reserve Board chose to leave rates unchanged, while the European Central Bank and Bank of Japan adjusted rates upward by 25 basis points. While central banks now appear to be standing on the sidelines, the impact for international bond investors has been negative throughout most of the reporting period.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional International Bond Fund returned -13.34% for Institutional Class shares and -13.49% for Service Class shares. Both share classes underperformed the -5.23% return of the average Lipper(1) international income fund for the same period. During the 12-month period, both share classes underperformed the -9.70% return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.(2)

Much of the Fund's underperformance was due to an underestimation of the potential strength of the U.S. dollar versus other currencies. Anticipating a turnaround in the euro throughout much of the year, the Fund was disappointed not only by weak returns in local terms, but also in terms of currency translations into U.S. dollars.

The Japanese and U.K. bond markets were strong performers in the last two months of 1999, but the Fund was underweighted relative to the benchmark, which detracted from performance. As we added Japanese holdings, we reduced duration, anticipating excess supply from Japan's fiscal stimulus package. We also established some tactical bond trades in related economies and took profits in Danish bonds as the new year approached.

During the first calendar quarter of 2000, Australia, Canada, Sweden, and the U.K. showed strong results in local currency terms. Despite sizeable holdings in these countries, however, outside of Canada, currency weaknesses continued to hurt the Fund's performance through the end of March 2000. Fearing additional currency problems, the Fund neutralized its exposure to the yen. Nevertheless, the Fund continued to maintain a bias toward the euro, which had a negative impact throughout most of the remainder of the Fund's fiscal year.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S NET ASSET VALUE WILL FLUCTUATE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities; these securities may also be subject to greater price volatility. Nondiversified funds may invest a greater percentage of their assets than other funds in a particular issuer, which may make them more susceptible to risks associated with a single economic, political, or regulatory occurrence.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

Australia, Canada, and the U.K. continued to show strength in local currency terms during the second calendar quarter of 2000. Seeking a measure of security during this period, the Fund maintained a conservative risk profile with a neutral yield-curve position, limited credit exposure outside of Japan, and underweighted Japanese holdings relative to the benchmark.

Despite these measures, the third calendar quarter of 2000 saw a continuing deterioration in most international bond markets, particularly when returns were translated into U.S. dollars. Canada, which was strong throughout the year both in local currency and U.S. dollar terms, continued to show strength, and Greece and Denmark also had positive returns in local terms during the third quarter. The decision to underweight Japanese bonds proved beneficial during this portion of the Fund's fiscal year, as Japanese government bonds posted negative total returns, even in local currency terms.

Currency exposure continued to plague the Fund in October, as the euro declined 4% relative to the U.S. dollar during the month. In October, the Fund purchased Irish gilts and 10-year French government bonds, seeking to capture additional yield. The Fund also entered the Australian government bond market, since spreads had widened about 50 basis points relative to U.S. Treasuries, and we believed that spreads may narrow in the months ahead.

LOOKING AHEAD

We believe that a currency turnaround will be the key to profitability in international bonds going forward. The dollar's strength has been remarkable, but slowing global economic growth has combined with higher oil prices, lower technology spending, and weaker equity performance to create a multithreaded cord that continues to pull international bond returns downward. If the dollar begins to weaken, we believe that the scenario we've witnessed this year could begin to unravel, giving international bond investors a more favorable outlook.

Whatever the economy, currencies, or the markets may bring, the Fund will continue to seek to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

JOSEPH PORTERA
Portfolio Manager
MacKay Shields LLC

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                           INTERNATIONAL BOND FUND VS
                    SALOMON SMITH BARNEY NON-US DOLLAR WORLD
                             GOVERNMENT BOND INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                                                   DOLLAR WORLD GOVERNMENT BOND
                                                                  INTERNATIONAL BOND FUND                     INDEX
                                                                  -----------------------         -----------------------------
1/31/90                                                                 $250000.00                         $250000.00
90                                                                       249944.00                          291754.00
91                                                                       296770.00                          311155.00
92                                                                       319553.00                          325991.00
93                                                                       366070.00                          375308.00
94                                                                       377438.00                          397767.00
95                                                                       447112.00                          475552.00
96                                                                       511145.00                          494962.00
97                                                                       524554.00                          473878.00
98                                                                       590275.00                          608225.00
99                                                                       545092.00                          577362.00
00 as of 10/31/00                                                        484269.00                          529153.00


                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                           INTERNATIONAL BOND FUND VS
                    SALOMON SMITH BARNEY NON-US DOLLAR WORLD
                             GOVERNMENT BOND INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                                                   DOLLAR WORLD GOVERNMENT BOND
                                                                  INTERNATIONAL BOND FUND                     INDEX
                                                              --------------------------------    -----------------------------
1/31/90                                                                 $250000.00                         $250000.00
90                                                                       249944.00                          291754.00
91                                                                       296770.00                          311155.00
92                                                                       319553.00                          325991.00
93                                                                       366070.00                          375308.00
94                                                                       377438.00                          397767.00
95                                                                       446358.00                          475552.00
96                                                                       509186.00                          494962.00
97                                                                       520728.00                          473878.00
98                                                                       584776.00                          608225.00
99                                                                       538889.00                          577362.00
00 as of 10/31/00                                                        478056.00                          529153.00

Source: Lipper Inc., 10/31/00

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/31/90.*

                                                                                   AVERAGE ANNUAL TOTAL RETURN(+)
PERFORMANCE                                                                            AS OF OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------
                                                                         ONE YEAR   FIVE YEARS   TEN YEARS   SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------
International Bond Fund Institutional Class*                              -13.34%      2.41%       6.63%          6.34%
International Bond Fund Service Class*                                    -13.49       2.16        6.50           6.21
Average Lipper international income fund(++)                               -5.23       2.57        4.53           5.19
Salomon Smith Barney Non-U.S. Dollar World Government Bond Index(sec.)     -9.70       0.77        6.31           7.22

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                                                    Ten Months       Year
                                                                                                      ended          ended
                              Year end December 31                                                  October 31    October 31
------------------------------------------------------------------------------------------------    ----------    ----------
1991        1992         1993         1994         1995         1996         1997         1998         1999           2000
----        ----         ----         ----         ----         ----         ----         ----         ----           ----
18.73%      7.68%       14.56%        3.11%       18.46%       14.32%        2.62%       12.53%       -5.33%         -13.34%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The inception date of MainStay Institutional International Bond Fund was 1/1/95.

(*) The inception date of MainStay Institutional International Bond Fund's predecessor separate account ("Separate Account") is 1/31/90. Performance figures, and, in the case of the graphs reflecting the investment of $250,000, investment results include the historical performance of the Separate Account for the period prior to MainStay Institutional International Bond Fund's commencement of operations on 1/1/95. MacKay Shields LLC, the International Bond Fund's subadvisor, served as investment advisor to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of MainStay Institutional International Bond Fund. Performance figures and investment results for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of MainStay Institutional International Bond Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

(+) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

LONG-TERM BONDS (95.4%)+
CORPORATE BONDS (13.6%)
                               PRINCIPAL
                                AMOUNT           VALUE
                            -----------------------------
AUSTRIA (1.6%)
Oesterreichische
 Kontrollbank AG
 1.80%, due 3/22/10.......  Y    75,000,000   $   688,108
                                              -----------
FRANCE (2.8%)
Societe Nationale des
 Chemins de Fer
 10.40%, due 12/10/01.....  FF     9,120,000    1,236,311
                                              -----------
GERMANY (1.7%)
DePfa Deutsche
 Pfandbriefbank AG
 Series G3
 5.00%, due 2/3/05........  E       880,000       732,028
                                              -----------
JAPAN (3.7%)
Inter-American Development
 Bank
 1.90%, due 7/8/09........  Y   174,000,000     1,611,838
                                              -----------
UNITED KINGDOM (1.0%)
Orange PLC
 8.625%, due 8/1/08.......  L       287,000       438,618
                                              -----------
UNITED STATES (2.8%)
Bayerische VBK New York
 4.50%, due 6/24/02.......  E       487,000       407,075
International Business
 Machines Corp.
 0.90%, due 4/14/03.......  Y    89,000,000       814,215
                                              -----------
                                                1,221,290
                                              -----------
Total Corporate Bonds
 (Cost $6,554,535)........                      5,928,193
                                              -----------
GOVERNMENTS &
FEDERAL AGENCIES (81.8%)
AUSTRALIA (1.6%)
Australian Government
 Series 513
 6.50%, due 5/15/13.......  A$    1,267,000       670,767
                                              -----------
AUSTRIA (2.8%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03.......  E     1,478,000     1,223,315
                                              -----------
BELGIUM (4.1%)
Kingdom of Belgium Series
 10
 8.75%, due 6/25/02 (c)...  E     1,995,000     1,782,952
                                              -----------

------------
+ Percentages indicated are based on Fund net assets.

                               PRINCIPAL
                                AMOUNT           VALUE
                            -----------------------------
CANADA (5.0%)
Canadian Government Series
 WH31
 6.00%, due 6/1/08........  C$    1,233,000   $   814,992
 Series VR22
 7.50%, due 3/1/01........        1,320,000       871,227
 Series VW17
 8.00%, due 6/1/27........          576,000       487,456
                                              -----------
                                                2,173,675
                                              -----------
DENMARK (2.2%)
Kingdom of Denmark
 6.00%, due 11/15/09......  DK    3,516,000       413,339
 7.00%, due 12/15/04......        4,587,000       550,110
                                              -----------
                                                  963,449
                                              -----------
FINLAND (2.3%)
Finnish Government
 5.75%, due 2/23/11.......  E     1,132,000       980,881
                                              -----------
FRANCE (2.4%)
France Obligations
 Assimilables du Tresor
 4.00%, due 4/25/09.......  E     1,370,000     1,056,704
                                              -----------
GERMANY (10.2%)
Bundesobligation
 Series 127
 4.50%, due 5/19/03 (c)...  E     1,525,000     1,274,301
 Series 125
 5.00%, due 11/12/02......          597,000       504,980
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08........        1,713,000     1,454,118
 5.625%, due 1/4/28.......        1,438,000     1,214,341
                                              -----------
                                                4,447,740
                                              -----------
GREECE (1.8%)
Hellenic Republic
 6.30%, due 1/29/09.......  GRD 297,700,000       757,617
                                              -----------
IRELAND (2.4%)
Irish Government
 4.00%, due 4/18/10.......  E     1,371,000     1,038,154
                                              -----------
ITALY (4.9%)
Buoni Poliennali del
 Tesoro
 5.25%, due 12/15/05......  E       768,000       648,223
 6.00%, due 5/1/31........        1,224,000     1,043,896
 6.50%, due 11/1/27.......          498,000       450,302
                                              -----------
                                                2,142,421
                                              -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

GOVERNMENTS &
FEDERAL AGENCIES (CONTINUED)
                               PRINCIPAL
                                AMOUNT           VALUE
                            -----------------------------
JAPAN (23.8%)
Japanese Government Series
 207
 0.90%, due 12/22/08......  Y   181,800,000   $ 1,564,013
 Series 47
 2.20%, due 9/21/20.......       71,900,000       631,793
 Series 181
 3.40%, due 6/20/05.......      629,800,000     6,386,180
 Series 157
 4.50%, due 6/20/03.......      173,900,000     1,744,667
                                              -----------
                                               10,326,653
                                              -----------
MEXICO (1.0%)
United Mexican States
 11.50%, due 5/15/26......  $       363,000       428,340
                                              -----------
NETHERLANDS (3.0%)
Netherlands Government
 3.75%, due 7/15/09.......  E     1,744,000     1,317,830
                                              -----------
NORWAY (1.5%)
Norwegian Government
 9.50%, due 10/31/02......  NK    5,961,000       668,172
                                              -----------
SPAIN (4.2%)
Bonos Y Obligacion del
 Estado
 4.50%, due 7/30/04.......  E     1,055,000       869,641
 5.15%, due 7/30/09.......        1,156,000       956,874
                                              -----------
                                                1,826,515
                                              -----------
UNITED KINGDOM (8.6%)
United Kingdom Treasury
 Bonds
 5.75%, due 12/7/09.......  L     1,119,000     1,693,140
 6.00%, due 12/7/28.......          418,000       742,331
 6.75%, due 11/26/04......          466,000       704,961
 9.00%, due 10/13/08......          342,000       612,527
                                              -----------
                                                3,752,959
                                              -----------
Total Governments &
 Federal Agencies
 (Cost $40,161,125).......                     35,558,144
                                              -----------
Total Long-Term Bonds
 (Cost $46,715,660).......                     41,486,337
                                              -----------

PURCHASED OPTIONS (0.3%)
                               NOTIONAL
                                AMOUNT           VALUE
                            -----------------------------
UNITED STATES (0.3%)
U.S. Dollar Call/Euro Put
 Strike price E 0.86
 Expire 11/3/00
 (a)(d)(g)................        1,782,500   $    27,729
U.S. Dollar Call/Japanese
 Yen Put
 Strike price Y 107
 Expire 1/18/01
   (a)(d)(g)..............        4,610,000        97,144
                                              -----------
Total Purchased Options
 (Cost $134,172)..........                        124,873
                                              -----------
Total Investments
 (Cost $46,849,832) (e)...             95.7%   41,611,210(f)
Cash and Other Assets,
 Less Liabilities.........              4.3     1,850,643
                            ---------------   -----------
Net Assets................            100.0%  $43,461,853
                            ===============   ===========

WRITTEN CALL OPTION (0.0%) (B)
UNITED STATES (0.0%) (B)
U.S. Dollar Call/Japanese
 Yen Put
 Strike price Y 115
 Expire 1/18/01
 (a)(d)(g)................       (4,610,000)  $    (6,614)
                                              -----------
Total Written Call Option
 (Premium $29,504)........                    $    (6,614)
                                              ===========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated for foreign currency forward contracts.
(d)  Fair valued security.
(e)  The cost for federal income tax purposes is $46,998,426.
(f) At October 31, 2000 net unrealized depreciation for securities was $5,387,216, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,963 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,394,179.
(g)  The following abbreviations are used in the above portfolio:
     A$ --Australian Dollar
     C$ --Canadian Dollar
     DK --Danish Krone
     E  --Euro
     FF --French Franc
     GRD--Greek Drachma
     Y  --Japanese Yen
     NK --Norwegian Krone
     L  --Pound Sterling
     $  --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000
ASSETS:
 Investment in securities, at value (identified
   cost $46,849,832)...............................  $41,611,210
 Cash denominated in foreign currencies (identified
   cost $2,042,573)................................    1,945,205
 Cash..............................................      226,439
 Receivables:
   Interest........................................      886,335
 Unrealized appreciation on foreign currency
   forward contracts (Note 2J).....................      641,221
                                                     -----------
       Total assets................................   45,310,410
                                                     -----------
LIABILITIES:
 Written call option, at value
   (premium received $29,504) (Note 2K)............        6,614
 Payables:
   Investment securities purchased.................      675,276
   MainStay Management.............................       26,733
   Custodian.......................................       11,381
   Transfer agent..................................        4,501
 Accrued expenses..................................       36,655
 Unrealized depreciation on foreign currency
   forward contracts (Note 2J).....................    1,087,397
                                                     -----------
       Total liabilities...........................    1,848,557
                                                     -----------
 Net assets........................................  $43,461,853
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class.............................  $     5,184
   Institutional Service Class.....................           14
 Additional paid-in capital........................   51,383,346
 Accumulated undistributed net investment income...      461,376
 Accumulated net realized loss on investments......   (2,506,841)
 Net unrealized depreciation on investments and
   written call option.............................   (5,215,732)
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................     (665,494)
                                                     -----------
 Net assets........................................  $43,461,853
                                                     ===========
Institutional Class
 Net assets applicable to outstanding shares.......  $43,347,552
                                                     ===========
 Shares of capital stock outstanding...............    5,183,848
                                                     ===========
 Net asset value per share outstanding.............  $      8.36
                                                     ===========
Institutional Service Class
 Net assets applicable to outstanding shares.......  $   114,301
                                                     ===========
 Shares of capital stock outstanding...............       13,726
                                                     ===========
 Net asset value per share outstanding.............  $      8.33
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2000
INVESTMENT INCOME:
 Income:
   Interest (a).....................................  $ 2,489,254
                                                      -----------
 Expenses:
   Management.......................................      389,421
   Professional.....................................       42,855
   Transfer agent...................................       27,295
   Custodian........................................       25,195
   Registration.....................................       11,362
   Shareholder communication........................        2,045
   Directors........................................        1,344
   Service..........................................          307
   Miscellaneous....................................       26,784
                                                      -----------
       Total expenses before
        reimbursement...............................      526,608
   Expense reimbursement from Manager...............      (55,842)
                                                      -----------
       Net expenses.................................      470,766
                                                      -----------
 Net investment income..............................    2,018,488
                                                      -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions............................   (1,689,660)
   Option transactions..............................       69,266
   Foreign currency transactions....................   (3,549,252)
                                                      -----------
 Net realized loss on investments and foreign
   currency transactions............................   (5,169,646)
                                                      -----------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions............................   (3,155,143)
   Written call option transactions.................       22,890
   Translation of other assets and liabilities in
     foreign currencies and foreign currency forward
     contracts......................................     (657,693)
                                                      -----------
 Net unrealized loss on investments and foreign
   currency transactions............................   (3,789,946)
                                                      -----------
 Net realized and unrealized loss on investments and
   foreign currency transactions....................   (8,959,592)
                                                      -----------
 Net decrease in net assets resulting from
   operations.......................................  $(6,941,104)
                                                      ===========

------------
(a)  Interest recorded net of foreign withholding taxes of $1,196.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                  2000          1999*         1998
                                                              ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,018,488   $ 2,143,704   $ 3,089,685
    Net realized gain (loss) on investments and foreign
      currency transactions.................................    (5,169,646)   (2,365,648)    1,964,813
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions.........    (3,789,946)   (3,059,163)    1,581,470
                                                              ------------   -----------   -----------
    Net increase (decrease) in net assets resulting from
      operations............................................    (6,941,104)   (3,281,107)    6,635,968
                                                              ------------   -----------   -----------
  Dividends and distributions to shareholders:
    From net investment income and net realized gain on
      foreign currency transactions:
      Institutional Class...................................      (857,901)     (234,371)   (3,476,092)
      Institutional Service Class...........................        (1,353)         (851)      (12,646)
    From net realized gain on investments:
      Institutional Class...................................            --      (780,510)     (645,156)
      Institutional Service Class...........................            --        (2,666)       (2,456)
    In excess of net investment income:
      Institutional Class...................................            --      (146,208)           --
      Institutional Service Class...........................            --          (531)           --
                                                              ------------   -----------   -----------
        Total dividends and distributions to shareholders...      (859,254)   (1,165,137)   (4,136,350)
                                                              ------------   -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     1,421,156     3,608,411    11,263,450
      Institutional Service Class...........................        15,000           814        21,938
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................       850,885     1,147,733     4,116,548
      Institutional Service Class...........................         1,353         4,078        14,879
                                                              ------------   -----------   -----------
                                                                 2,288,394     4,761,036    15,416,815
    Cost of shares redeemed:
      Institutional Class...................................    (9,729,595)   (4,290,956)   (3,932,796)
      Institutional Service Class...........................       (80,854)      (22,173)      (49,589)
                                                              ------------   -----------   -----------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    (7,522,055)      447,907    11,434,430
                                                              ------------   -----------   -----------
      Net increase (decrease) in net assets.................   (15,322,413)   (3,998,337)   13,934,048
NET ASSETS:
  Beginning of period.......................................    58,784,266    62,782,603    48,848,555
                                                              ------------   -----------   -----------
  End of period.............................................  $ 43,461,853   $58,784,266   $62,782,603
                                                              ============   ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $    461,376   $   440,285   $   235,222
                                                              ============   ===========   ===========

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                              INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                     JANUARY 1, 1999
                                       YEAR ENDED                        THROUGH                       YEAR ENDED
                                    OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                              -----------------------------   -----------------------------   -----------------------------
Net asset value at beginning
 of period..................     $  9.80         $  9.74         $ 10.56         $ 10.52         $ 10.05         $ 10.01
                                 -------         -------         -------         -------         -------         -------
Net investment income.......        0.38            0.33            0.35            0.37            0.56            0.53
Net realized and unrealized
 gain (loss) on
 investments................       (0.89)          (0.86)          (0.62)          (0.65)           0.71            0.71
Net realized and unrealized
 gain (loss) on foreign
 currency transactions......       (0.78)          (0.77)          (0.30)          (0.30)          (0.01)          (0.01)
                                 -------         -------         -------         -------         -------         -------
Total from investment
 operations.................       (1.29)          (1.30)          (0.57)          (0.58)           1.26            1.23
                                 -------         -------         -------         -------         -------         -------
Less dividends and
 distributions:
From net investment income
 and net realized gain on
 foreign currency
 transactions...............       (0.15)          (0.11)          (0.04)          (0.04)          (0.63)          (0.60)
From net realized gain on
 investments................          --              --           (0.13)          (0.13)          (0.12)          (0.12)
In excess of net investment
 income.....................          --              --           (0.02)          (0.03)             --              --
                                 -------         -------         -------         -------         -------         -------
Total dividends and
 distributions..............       (0.15)          (0.11)          (0.19)          (0.20)          (0.75)          (0.72)
                                 -------         -------         -------         -------         -------         -------
Net asset value at end of
 period.....................     $  8.36         $  8.33         $  9.80         $  9.74         $ 10.56         $ 10.52
                                 =======         =======         =======         =======         =======         =======
Total investment return.....      (13.34%)        (13.49%)         (5.33%)(a)      (5.50%)(a)      12.53%          12.30%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income......        4.15%           3.90%           4.36%+          4.11%+          5.61%           5.36%
 Net expenses...............        0.97%(b)        1.22%(b)        0.95%+          1.20%+          0.95%           1.20%
 Expenses (before
   reimbursement)...........        1.08%           1.33%           1.07%+          1.32%+          1.08%           1.33%
Portfolio turnover rate.....         175%            175%            251%            251%            299%            299%
Net assets at end of period
 (in 000's).................     $43,348         $   114         $58,585         $   199         $62,549         $   234

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Total return is not annualized.
(b) The effect of non-reimbursable interest expense on the expense ratio was 0.02%.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
        $ 11.10         $ 11.07         $ 11.16         $ 11.14         $ 10.00         $ 10.00
        -------         -------         -------         -------         -------         -------
           1.01            0.98            1.21            1.19            0.70            0.70
          (1.11)          (1.13)           0.11            0.11            1.12            1.10
           0.40            0.41            0.27            0.26            0.02            0.02
        -------         -------         -------         -------         -------         -------
           0.30            0.26            1.59            1.56            1.84            1.82
        -------         -------         -------         -------         -------         -------
          (0.99)          (0.96)          (1.37)          (1.35)          (0.55)          (0.55)
          (0.36)          (0.36)          (0.28)          (0.28)          (0.13)          (0.13)
             --              --              --              --              --              --
        -------         -------         -------         -------         -------         -------
          (1.35)          (1.32)          (1.65)          (1.63)          (0.68)          (0.68)
        -------         -------         -------         -------         -------         -------
        $ 10.05         $ 10.01         $ 11.10         $ 11.07         $ 11.16         $ 11.14
        =======         =======         =======         =======         =======         =======
           2.62%           2.27%          14.32%          14.08%          18.46%          18.26%
           5.86%           5.61%           6.02%           5.77%           6.61%           6.36%
           0.95%           1.20%           0.95%           1.20%           0.95%           1.20%
           1.10%           1.35%           1.08%           1.33%           1.03%           1.28%
            186%            186%             57%             57%             92%             92%
        $48,613         $   235         $51,980         $   225         $44,388         $     6

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2000, the U.S. bond market was affected by a variety of forces. First was rapid economic growth, which the Federal Reserve was committed to slowing. Next were a variety of inflationary threats, including rising oil prices and continued low unemployment. Meanwhile, the budget surplus prompted a Treasury buyback program that shifted supply and demand dynamics in the Treasury market. Amid all of this, the Federal Reserve raised the targeted federal funds rate four times--for a total of 1.25%. These increases not only impacted the yield curve, but also made it more costly for corporations to raise capital.

With the exception of convertible bonds, Treasury securities were the best-performing income securities during the first ten months of 2000. Corporate bonds, which had looked promising in the closing months of 1999, had mixed results, while many investors felt the yields on mortgage-backed and asset-backed securities were inadequate to justify the additional risks these bonds involved. In October 2000, two government-sponsored enterprises, the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), voluntarily agreed to improve the transparency of their disclosure provisions. This move was well accepted by the market and improved the outlook for agency securities going forward.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional Bond Fund returned 6.21% for Institutional Class shares and 5.96% for Service Class shares. Both share classes underperformed the 6.29% return of the average Lipper(1) intermediate U.S. government fund for the same period. During the 12-month period, both share classes underperformed the 7.30% return of the Lehman Brothers Aggregate Index.(2)

The Fund was positioned defensively in the last two months of 1999, in anticipation of possible Y2K difficulties that never arose. Even so, the Fund benefited by stressing high-quality, liquid bonds through the first quarter of 2000. In that quarter, mortgage-backed securities and corporate bonds tended to underperform, as demand for Treasuries increased with the government's buyback program.

During the first quarter of 2000, two Federal Reserve tightening moves helped increase short-term rates enough to dramatically invert the yield curve. Although that took a toll on the Fund's performance, during the second quarter of 2000, signs that the economy was slowing brought demand into better balance with supply. The Fund sold some of its long-term corporate bond positions to take profits during this period, which had a positive impact on the Fund's performance. The Fund's utility rate-reduction bond investments were among the best-performing asset-backed securities in the second quarter of 2000 and also contributed positively to the Fund's results. The Fund's duration strategy during this period helped the Fund.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S NET ASSET VALUE WILL FLUCTUATE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Lehman Brothers Aggregate Index ("the Aggregate Index") includes the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million.

MARKET RALLY

The bond market rallied strongly in the third quarter of 2000, as it became clear that the Federal Reserve's prior actions were having the desired effect. Continually rising energy prices also helped to lower economic growth expectations, although the potential impact on inflation remained a concern. During the third quarter, the yield curve continued to shift, with the yield spread between two-year and 30-year Treasuries declining by 38 basis points. While this shift had a negative impact on Fund performance, stronger results from the Fund's corporate, mortgage-backed, and asset-backed securities helped strengthen third-quarter returns.

During October 2000, Treasuries remained strong performers, bolstered by a projected budget surplus of $237 billion for fiscal 2000--nearly twice the level a year before. The Fund's decision to remain overweighted in Treasury securities had a positive impact on performance in October. We also chose to increase exposure to agency securities, including Fannie Mae and Freddie Mac bonds, to take advantage of wider spreads and recent initiatives that may increase demand, while maintaining the Fund's underweighted position in corporate bonds.

LOOKING AHEAD

Recent interest-rate increases are beginning to be felt in both the "old" and "new" sectors of the economy. While we don't believe this will lead to a recession, we anticipate a moderation in growth and continued low inflation. We believe this environment will be positive for Treasuries going into 2001. We will continue to assess the impact of higher interest rates on corporate earnings prospects and the mortgage market and will seek to adjust the portfolio accordingly.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return, consistent with liquidity, low risk to principal, and investment in debt securities.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                  BOND FUND VS LEHMAN BROTHERS AGGREGATE INDEX
                           INSTITUTIONAL CLASS SHARES

[Institutional Class Shares Graph]

                                                              LEHMAN BROTHERS AGGREGATE INDEX               BOND FUND
                                                              -------------------------------               ---------
1/2/91                                                                  $250000.00                         $250000.00
91                                                                       290019.00                          285000.00
92                                                                       311521.00                          303207.00
93                                                                       341879.00                          332738.00
94                                                                       331908.00                          321737.00
95                                                                       393183.00                          379249.00
96                                                                       407479.00                          389872.00
97                                                                       446775.00                          423268.00
98                                                                       485650.00                          456821.00
99                                                                       481648.00                          445518.00
00 as of 10/31/00                                                        519339.00                          477341.00

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                  BOND FUND VS LEHMAN BROTHERS AGGREGATE INDEX
                              SERVICE CLASS SHARES

[Service Class Shares Graph]

                                                              LEHMAN BROTHERS AGGREGATE INDEX               BOND FUND
                                                              -------------------------------               ---------
1/2/91                                                                  $250000.00                         $250000.00
91                                                                       290019.00                          285000.00
92                                                                       311521.00                          303207.00
93                                                                       341879.00                          332738.00
94                                                                       331908.00                          321737.00
95                                                                       393183.00                          378212.00
96                                                                       407479.00                          388121.00
97                                                                       446775.00                          419984.00
98                                                                       485650.00                          452463.00
99                                                                       481648.00                          440162.00
00 as of 10/31/00                                                        519339.00                          470217.00

Source: Lipper Inc., 10/31/00

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                                                           AVERAGE ANNUAL TOTAL RETURN(*) AS OF
PERFORMANCE                                                                          OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
                                                                          ONE YEAR   FIVE YEARS  SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------
Bond Fund Institutional Class                                               6.21%       5.35%          6.79%
Bond Fund Service Class(+)                                                  5.96        5.07           6.63
Average Lipper intermediate U.S. government
 fund(++)                                                                   6.29        5.27           6.38
Lehman Brothers Aggregate Index(sec.)                                       7.30        6.33           7.72

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                                                 Ten Month      Year
                                                                                                   ended        ended
                                 Year end December 31                                            October 31   October 31
----------------------------------------------------------------------------------------------   ----------   ----------
1991      1992         1993         1994         1995         1996         1997         1998         1999        2000
----      ----         ----         ----         ----         ----         ----         ----         ----        ----
14.00%    6.39%        9.74%       -3.31%       17.88%        2.80%        8.57%        7.93%       -1.61%       6.21%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Lehman Brothers Aggregate Index (the "Aggregate Index") includes the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. Previously the Bond Fund has used the Lehman Brothers Gov't/Corporate Bond Index as a comparative broad-based securities market index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

LONG-TERM INVESTMENTS (96.0%)+
ASSET-BACKED SECURITIES (9.2%)
                                 PRINCIPAL
                                  AMOUNT         VALUE
                               ---------------------------
AIRPLANE LEASES (1.7%)
AerCo Ltd.
 Series 2A Class A3
 7.08%, due 6/15/02 (a)(b)...  $  1,000,000   $  1,000,300
Morgan Stanley Aircraft
 Finance Series 2 Class A3
 7.1394%, due 3/15/02
 (a)(b)......................     2,325,000      2,328,023
                                              ------------
                                                 3,328,323
                                              ------------
AUTO LEASES (4.2%)
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.67%, due 7/15/04..........     1,945,000      1,943,269
Capital Auto Receivables
 Asset Trust
 Series 2000-1 Class A2
 6.81%, due 4/15/01..........     1,560,000      1,560,125
Ford Credit Auto Owner Trust
 Series 2000-D Class A3
 7.15%, due 12/15/03.........     3,075,000      3,091,021
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02..........     1,656,218      1,646,463
                                              ------------
                                                 8,240,878
                                              ------------
AUTOMOBILES (1.0%)
DaimlerChrysler Auto Trust
 Series 2000-B Class A3
 7.53%, due 5/10/04 (b)......     1,980,000      2,006,433
                                              ------------
EQUIPMENT LOANS (1.0%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05..........     1,650,000      1,623,369
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (b).....       277,966        275,633
                                              ------------
                                                 1,899,002
                                              ------------
FINANCIAL--MISCELLANEOUS (1.3%)
Citibank Credit Card Issuance
 Trust
 Series 2000-C1 Class C1
 7.45%, due 9/17/07..........     2,590,000      2,583,939
                                              ------------
Total Asset-Backed Securities
 (Cost $18,053,640)..........                   18,058,575
                                              ------------

------------
+ Percentages indicated are based on Fund net assets.

CORPORATE BONDS (15.5%)
                                PRINCIPAL
                                  AMOUNT         VALUE
                               --------------------------
BANKS--MAJOR REGIONAL (2.2%)
U.S. Bancorp
 7.50%, due 6/1/26...........  $  1,580,000   $  1,586,051
Wachovia Corp.
 7.45%, due 7/15/05..........     1,590,000      1,608,317
Wells Fargo Co.
 7.20%, due 5/1/03...........     1,080,000      1,087,668
                                              ------------
                                                 4,282,036
                                              ------------
BANKS--MONEY CENTER (1.4%)
First Union Corp.
 7.25%, due 2/15/03..........     1,330,000      1,329,934
 7.55%, due 8/18/05..........     1,425,000      1,432,524
                                              ------------
                                                 2,762,458
                                              ------------
BROADCAST/MEDIA (1.1%)
Time Warner Entertainment Co.
 10.15%, due 5/1/12..........     1,810,000      2,154,841
                                              ------------
CONSUMER FINANCE (1.6%)
General Motors Acceptance
 Corp.
 7.50%, due 7/15/05..........     3,195,000      3,227,972
                                              ------------
FINANCIAL SERVICES (0.3%)
Salomon, Smith Barney
 Holdings Inc.
 6.25%, due 5/15/03..........       695,000        684,102
                                              ------------
FOREIGN GOVERNMENT (0.9%)
United Mexican States
 9.875%, due 2/1/10..........     1,835,000      1,895,555
                                              ------------
INVESTMENT BANK/BROKERAGE (3.3%)
Lehman Brothers Holdings, Inc.
 7.875%, due 8/15/10.........       570,000        566,603
Morgan Stanley Dean Witter & Co.
 Series C
 7.375%, due 4/15/03.........     2,210,000      2,229,713
Paine Webber Group Inc.
 6.375%, due 5/15/04.........     1,750,000      1,713,390
 7.625%, due
   12/1/09-2/15/14...........     1,890,000      1,916,876
                                              ------------
                                                 6,426,582
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

CORPORATE BONDS (CONTINUED)
                                PRINCIPAL
                                  AMOUNT         VALUE
                               --------------------------
MACHINERY--DIVERSIFIED (0.6%)
Tenaska Georgia Partners LP
 9.50%, due 2/1/30...........  $  1,070,000   $  1,098,419
                                              ------------
OIL-INTEGRATED INTERNATIONAL (0.6%)
Chevron Corp.
 6.625%, due 10/1/04.........     1,150,000      1,146,481
                                              ------------
REAL ESTATE INVESTMENT/MANAGEMENT (0.8%)
United Dominion Realty Trust, Inc.
 8.625%, due 3/15/03.........     1,665,000      1,679,485
                                              ------------
RESIDENTIAL MORTGAGE LOAN (1.0%)
Abbey National PLC
 7.95%, due 10/26/29.........     1,975,000      2,000,576
                                              ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.7%)
Sprint Capital Corp.
 5.875%, due 5/1/04..........     1,095,000      1,045,265
 6.125%, due 11/15/08........     2,490,000      2,218,316
                                              ------------
                                                 3,263,581
                                              ------------
Total Corporate Bonds
 (Cost $30,393,569)..........                   30,622,088
                                              ------------
MORTGAGE-BACKED SECURITIES (1.6%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.6%)
GMAC Commercial Mortgage
 Securities Inc.
 1998-C2 Class A2
 6.42%, due 5/15/35..........       635,000        613,766
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 6.8252%, due 6/15/21 (b)....       733,202        728,048
Salomon Brothers Mortgage
 Securities VII
 Series 2000-FL1 Class A
 6.9188%, due 4/5/01
   (a)(b)....................       954,343        954,343
Starwood Asset Receivables
 Trust
 Series 2000-1 Class A
 6.92%, due 9/25/22 (a)(b)...       791,551        791,788
                                              ------------
                                                 3,087,945
                                              ------------
Total Mortgage-Backed
 Securities
 (Cost $3,079,134)...........                    3,087,945
                                              ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (69.7%)
                                PRINCIPAL
                                  AMOUNT         VALUE
                               --------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (7.6%)
 6.625%, due 8/15/02.........  $ 10,195,000   $ 10,228,847
 7.00%, due 3/15/10..........     4,610,000      4,701,047
                                              ------------
                                                14,929,894
                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.7%)
 5.125%, due 2/13/04.........     9,735,000      9,343,653
                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (9.9%)
 6.50%, due 11/21/15 TBA
   (d).......................    18,920,000     18,541,600
 7.00%, due 4/1/30...........       931,643        913,597
                                              ------------
                                                19,455,197
                                              ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (24.5%)
 6.00%, due 4/15/29..........     4,533,013      4,273,770
 6.50%, due 7/15/28-5/15/29
   (c).......................    23,868,330     23,062,774
 6.50%, due 1/23/31 TBA
   (d).......................     1,920,000      1,853,702
 7.50%, due 12/15/28-8/15/30
   (c).......................    18,863,568     18,944,805
                                              ------------
                                                48,135,051
                                              ------------
UNITED STATES TREASURY BONDS (15.5%)
 6.00%, due 2/15/26..........       165,000        165,490
 6.25%, due 8/15/23-5/15/30
   (e).......................    16,245,000     16,998,184
 8.75%, due 8/15/20..........     1,065,000      1,399,314
 11.25%, due 2/15/15 (e).....     4,945,000      7,415,918
 12.00%, due 8/15/13 (e).....     3,335,000      4,558,011
                                              ------------
                                                30,536,917
                                              ------------
UNITED STATES TREASURY NOTES (7.1%)
 5.25%, due 8/15/03..........     1,825,000      1,794,778
 5.75%, due 8/15/10 (e)......     5,725,000      5,719,619
 5.875%, due 11/30/01-
   11/15/05..................     4,550,000      4,530,815
 7.00%, due 7/15/06..........     1,790,000      1,886,946
                                              ------------
                                                13,932,158
                                              ------------
UNITED STATES TREASURY (STRIPS)
 (SECURED STRIPPED BONDS) (0.4%)
 (zero coupon), due
   11/15/27..................     3,680,000        762,938
                                              ------------
Total U.S. Government &
 Federal Agencies
 (Cost $135,775,075).........                  137,095,808
                                              ------------
Total Long-Term Investments
 (Cost $187,301,418).........                  188,864,416
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM INVESTMENTS (3.5%)
                                 PRINCIPAL
                                  AMOUNT         VALUE
                               ---------------------------
COMMERCIAL PAPER (2.5%)
Associates Corporation
 6.63%, due 11/1/00..........  $  4,865,000   $  4,865,000
                                              ------------
                                  SHARES
                               ------------
INVESTMENT COMPANY (1.0%)
Merrill Lynch Premier Fund
Institutional Fund...........     1,877,628      1,877,628
                                              ------------
Total Short-Term Investments
(Cost $6,742,628)............                    6,742,628
                                              ------------
Total Investments
 (Cost $194,044,046) (f).....          99.5%   195,607,044(g)
Cash and Other Assets,
 Less Liabilities............           0.5      1,039,696
                               ------------   ------------
Net Assets...................         100.0%  $196,646,740
                               ============   ============

------------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at October 31, 2000.
(c)  Segregated as collateral for TBAs.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e) Represents securities out on loan or a portion of which is out on loan. (See Note 2(o))
(f)  The cost for federal income tax purposes is $194,069,681.
(g) At October 31, 2000 net unrealized appreciation was $1,537,363, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,949,718 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $412,355.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000


ASSETS:
 Investment in securities, at value (identified
   cost $194,044,046).............................  $195,607,044
 Cash.............................................         2,754
 Collateral held for securities loaned at value
   (Note 2(O))....................................    24,604,659
 Receivables:
   Investment securities sold.....................    19,521,917
   Interest.......................................     2,194,645
   Fund shares sold...............................         4,639
                                                    ------------
       Total assets...............................   241,935,658
                                                    ------------
LIABILITIES:
 Securities lending collateral (Note 2(O))........    24,604,659
 Payables:
   Investment securities purchased................    20,435,883
   MainStay Management............................       119,845
   Fund shares redeemed...........................        71,064
   Custodian......................................        15,958
   Transfer agent.................................         5,254
 Accrued expenses.................................        36,255
                                                    ------------
       Total liabilities..........................    45,288,918
                                                    ------------
 Net assets.......................................  $196,646,740
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class............................  $     19,847
   Institutional Service Class....................           328
 Additional paid-in capital.......................   204,639,472
 Accumulated undistributed net investment
   income.........................................     9,597,852
 Accumulated net realized loss on investments.....   (19,173,757)
 Net unrealized appreciation on investments.......     1,562,998
                                                    ------------
 Net assets.......................................  $196,646,740
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $193,465,612
                                                    ============
 Shares of capital stock outstanding..............    19,846,882
                                                    ============
 Net asset value per share outstanding............  $       9.75
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $  3,181,128
                                                    ============
 Shares of capital stock outstanding..............       327,983
                                                    ============
 Net asset value per share outstanding............  $       9.70
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2000
INVESTMENT INCOME:
 Income:
   Interest........................................  $12,768,589
                                                     -----------
 Expenses:
   Management......................................    1,404,681
   Professional....................................       46,859
   Custodian.......................................       33,207
   Transfer agent..................................       31,010
   Registration....................................       12,437
   Service.........................................        7,635
   Shareholder communication.......................        7,338
   Directors.......................................        4,955
   Miscellaneous...................................       35,381
                                                     -----------
       Total expenses before reimbursement.........    1,583,503
   Expense reimbursement from Manager..............     (152,913)
                                                     -----------
       Net expenses................................    1,430,590
                                                     -----------
 Net investment income.............................   11,337,999
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments..................   (3,469,851)
 Net change in unrealized depreciation on
   investments.....................................    3,816,897
                                                     -----------
 Net realized and unrealized gain on investments...      347,046
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $11,685,045
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                  2000           1999*           1998
                                                              ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $ 11,337,999   $   8,543,342   $  10,198,132
    Net realized gain (loss) on investments.................    (3,469,851)     (8,369,780)      5,448,970
    Net change in unrealized appreciation (depreciation) on
      investments...........................................     3,816,897      (3,487,234)     (1,510,793)
                                                              ------------   -------------   -------------
    Net increase (decrease) in net assets resulting from
      operations............................................    11,685,045      (3,313,672)     14,136,309
                                                              ------------   -------------   -------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................   (10,180,230)         (1,803)     (9,963,260)
      Institutional Service Class...........................      (163,803)            (39)       (233,262)
                                                              ------------   -------------   -------------
        Total dividends to shareholders.....................   (10,344,033)         (1,842)    (10,196,522)
                                                              ------------   -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................    22,891,452      12,117,127      27,884,675
      Institutional Service Class...........................     1,943,065       5,168,118       4,359,791
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Institutional Class...................................    10,034,611           1,777       9,817,383
      Institutional Service Class...........................       147,953              31         181,161
                                                              ------------   -------------   -------------
                                                                35,017,081      17,287,053      42,243,010
    Cost of shares redeemed:
      Institutional Class...................................   (15,307,943)    (16,799,256)    (43,075,789)
      Institutional Service Class...........................    (2,666,411)     (5,601,072)     (1,791,909)
                                                              ------------   -------------   -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    17,042,727      (5,113,275)     (2,624,688)
                                                              ------------   -------------   -------------
      Net increase (decrease) in net assets.................    18,383,739      (8,428,789)      1,315,099
NET ASSETS:
  Beginning of period.......................................   178,263,001     186,691,790     185,376,691
                                                              ------------   -------------   -------------
  End of period.............................................  $196,646,740   $ 178,263,001   $ 186,691,790
                                                              ============   =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $  9,597,852   $   8,597,008   $       1,610
                                                              ============   =============   =============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                              INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                     JANUARY 1, 1999
                                       YEAR ENDED                        THROUGH                       YEAR ENDED
                                    OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                              -----------------------------   -----------------------------   -----------------------------
Net asset value at beginning
 of period..................    $   9.75        $   9.69        $   9.91        $   9.88        $   9.71        $   9.68
                                --------        --------        --------        --------        --------        --------
Net investment income.......        0.57            0.55            0.47            0.47            0.57            0.54
Net realized and unrealized
 gain (loss) on
 investments................       (0.01)          (0.01)          (0.63)          (0.66)           0.20            0.20
                                --------        --------        --------        --------        --------        --------
Total from investment
 operations.................        0.56            0.54           (0.16)          (0.19)           0.77            0.74
                                --------        --------        --------        --------        --------        --------
Less dividends from net
 investment income..........       (0.56)          (0.53)          (0.00)(b)       (0.00)(b)       (0.57)          (0.54)
                                --------        --------        --------        --------        --------        --------
Net asset value at end of
 period.....................    $   9.75        $   9.70        $   9.75        $   9.69        $   9.91        $   9.88
                                ========        ========        ========        ========        ========        ========
Total investment return.....        6.21%           5.96%          (1.61%)(a)      (1.92%)(a)       7.93%           7.73%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income......        6.05%           5.80%           5.55%+          5.30%+          5.57%           5.32%
 Net expenses...............        0.75%           1.00%           0.75%+          1.00%+          0.75%           1.00%
 Expenses (before
   reimbursement)...........        0.83%           1.08%           0.85%+          1.10%+          0.86%           1.11%
Portfolio turnover rate.....         361%            361%            245%            245%            335%            335%
Net assets at end of period
 (in 000's).................    $193,466        $  3,181        $174,521        $  3,742        $182,402        $  4,290

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
       $   9.51        $   9.49        $   9.85        $   9.83        $   8.93        $   8.93
       --------        --------        --------        --------        --------        --------
           0.61            0.59            0.62            0.60            0.68            0.67
           0.20            0.19           (0.34)          (0.34)           0.92            0.90
       --------        --------        --------        --------        --------        --------
           0.81            0.78            0.28            0.26            1.60            1.57
       --------        --------        --------        --------        --------        --------
          (0.61)          (0.59)          (0.62)          (0.60)          (0.68)          (0.67)
       --------        --------        --------        --------        --------        --------
       $   9.71        $   9.68        $   9.51        $   9.49        $   9.85        $   9.83
       ========        ========        ========        ========        ========        ========
           8.57%           8.21%           2.80%           2.62%          17.88%          17.55%
           6.21%           5.96%           6.10%           5.85%           6.62%           6.37%
           0.75%           1.00%           0.75%           1.00%           0.75%           1.00%
           0.85%           1.10%           0.86%           1.11%           0.86%           1.11%
            338%            338%            398%            398%            470%            470%
       $183,846        $  1,531        $177,009        $  1,597        $193,518        $    749

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2000, several forces affected the investment-grade bond market. In the first half of the reporting period, the rate of economic growth and the potential for inflation led to ongoing concerns about Federal Reserve interest-rate hikes. Over the course of the 12-month period, the Federal Reserve raised the targeted federal funds rate four times, for a total of 1.25%.

Fortunately, in the third calendar quarter of 2000, concern about rising interest rates seemed to abate somewhat, as evidence began to suggest that the economy was slowing, rate increases were reducing stock market exuberance, and earlier tightening moves were having the desired effect. Although the stock market faced some setbacks during the year, they were generally positive for bonds, as fund flows increased and investors moved into Treasuries to address quality concerns.

During the reporting period, the government's Treasury buyback program decreased the supply of older Treasury issues, which helped strengthen prices. A Congressional inquiry into the status of the federal guarantee for government sponsored enterprises caused agency securities to falter a bit, and in general, the rising cost of borrowing had a negative impact on corporate bonds.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional Indexed Bond Fund returned 7.27% for Institutional Class shares and 6.87% for Service Class shares. Both share classes outperformed the 6.77% return of the average Lipper(1) general U.S. government fund for the same period. During the 12-month period, both share classes underperformed the 7.28% return of the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index.(2) Investors should expect the Fund to lag the Index somewhat, since the Fund faces real-world fees and expenses that a hypothetical index does not.

As of October 31, 2000, the Fund's portfolio closely tracked its benchmark, with an effective duration of 4.82 years (versus 4.84 years for the Index), and an average coupon of 6.74% (versus 6.88% for the Index).

STRENGTHS AND WEAKNESSES

Rising interest rates during much of the Fund's fiscal year led to stock market volatility and widening yield spreads between corporate bonds and comparable Treasury securities. With investors seeking a high-quality alternative to stock investments, particularly after technology stocks tumbled in April and May, demand for Treasuries was strong. This strength was compounded by the government's buyback program, which further diminished supply. As the yield curve flattened, Treasuries outperformed other sectors, returning 8.22% over the 12-month reporting period. The Fund's use of a slight barbell strategy--emphasizing the short and long ends of the yield curve, instead of spreading exposure equally across the maturity spectrum--had a positive impact on performance as the yield curve flattened and longer-dated issues outperformed intermediate-term bonds.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

Corporate bonds turned in the weakest performance for the Fund's fiscal year, returning 5.40%. Within the corporate sector, quality impacted performance, with AAA-rated corporate bonds returning 7.16% for the 12 months ended October 31, 2000, compared to BBB-rated corporates,(3) which returned just 4.00% over the same period. During the fiscal year, the Fund benefited from judicious selection among corporate issuers, which helped avoid any serious credit downgrades.

As interest rates rose, mortgage-backed securities benefited from decreasing supply and slower prepayment rates, returning 7.67% for the Fund's fiscal year. Despite concerns over federal guarantees, certain government sponsored enterprises undertook voluntary initiatives to improve the transparency of their disclosure. This was generally well-received in the market and helped boost agency security performance in October. For the 12 months ended October 31, 2000, agencies returned 7.48%.

LOOKING AHEAD

With earnings disappointments rocking the corporate sector, we believe many market participants may prefer higher-quality debt at least for the next several months. As the government continues to buy back Treasuries, the decreasing supply may impact both liquidity and benchmarking. Many investors now consider the 10-year Treasury to be the bellwether Treasury issue, while some feel that agency or corporate issues may eventually replace Treasuries as the bellwether issue.

As we move into the new year, new forces may begin to shape economic and market expectations. Whatever happens to interest rates or bond prices, the Fund will continue to seek to provide investment results that correspond to the total-return performance of fixed-income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

JEFFERSON C. BOYCE
Portfolio Manager
Monitor Capital Advisors LLC

--------------------------------------------------------------------------------
(3) Bonds rated AAA by Standard & Poor's have the highest quality rating, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. According to Standard & Poor's, debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              INDEXED BOND FUND VS
                      SALOMON SMITH BARNEY BIG BOND INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                            SALOMON SMITH BARNEY BIG BOND
                                                                        INDEX                         INDEXED BOND FUND
                                                            -----------------------------     -----------------------------------
1/2/91                                                               $250000.00                           $250000.00
91                                                                    289968.00                            286750.00
92                                                                    311935.00                            307085.00
93                                                                    342897.00                            336674.00
94                                                                    333138.00                            325086.00
95                                                                    394858.00                            383841.00
96                                                                    409133.00                            393620.00
97                                                                    448509.00                            429101.00
98                                                                    487598.00                            464316.00
99                                                                    483528.00                            454206.00
00 as of 10/31/00                                                     521107.00                            490305.00


                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              INDEXED BOND FUND VS
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                            SALOMON SMITH BARNEY BIG BOND
                                                                        INDEX                         INDEXED BOND FUND
                                                            -----------------------------     -----------------------------------
1/2/91                                                               $250000.00                           $250000.00
91                                                                    289968.00                            286750.00
92                                                                    311935.00                            307085.00
93                                                                    342897.00                            336674.00
94                                                                    333138.00                            325086.00
95                                                                    394858.00                            383515.00
96                                                                    409133.00                            392477.00
97                                                                    448509.00                            426819.00
98                                                                    487598.00                            460362.00
99                                                                    483528.00                            449489.00
00 as of 10/31/00                                                     521107.00                            483856.00

Source: Lipper Inc., 10/31/00

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                                                           AVERAGE ANNUAL TOTAL RETURN(*)
PERFORMANCE                                                                    AS OF OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------
                                                                      ONE YEAR    FIVE YEARS  SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
Indexed Bond Fund Institutional Class                                   7.27%       5.63%          7.08%
Indexed Bond Fund Service Class(+)                                       6.87        5.33           6.94
Average Lipper general U.S. government
 fund(++)                                                                6.77        5.24           6.60
Salomon Smith Barney BIG Bond Index(sec.)                                7.28        6.32           7.75

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                                                  Ten Months      Year
                                                                                                    ended         ended
                            Year end December 31                                                  October 31     October 31
-----------------------------------------------------------------------------------------------   -----------   -----------
1991         1992         1993        1994        1995         1996         1997         1998         1999        2000
----         ----         ----        ----        ----         ----         ----         ----         ----        ----
14.70%       7.09%        9.64%      -3.44%      18.07%        2.55%        9.01%        8.21%       -1.56%       7.27%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered to be representative of the U.S. bond market. Returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

LONG-TERM INVESTMENTS (98.0%)+
CORPORATE BONDS (19.4%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -----------------------
AUTO LEASES (0.7%)
Ford Motor Credit Co.
 7.875%, due 6/15/10............  $1,000,000   $  1,008,400
                                               ------------
BEVERAGES--SOFT DRINKS (0.4%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22..............     500,000        535,000
                                               ------------
BROADCAST/MEDIA (0.8%)
Cox Communications, Inc.
 6.50%, due 11/15/02............   1,200,000      1,186,500
                                               ------------
CHEMICALS (0.6%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04............     800,000        829,000
                                               ------------
COMMERCIAL SERVICES SPECIALIZED (0.5%)
Hertz Corp.
 7.00%, due 7/15/03.............     700,000        700,000
                                               ------------
CONGLOMERATES (1.4%)
Textron Inc.
 6.375%, due 7/15/04............   2,000,000      1,952,500
                                               ------------
ELECTRIC POWER COMPANIES (1.2%)
PP & L Resources, Inc.
 7.30%, due 3/1/24..............   1,000,000        910,000
Texas Utility Electric Co.
 8.25%, due 4/1/04..............     800,000        826,000
                                               ------------
                                                  1,736,000
                                               ------------
ELECTRONICS--SEMICONDUCTORS (1.2%)
Motorola, Inc.
 8.40%, due 8/15/31.............   1,500,000      1,610,625
                                               ------------
ENTERTAINMENT (0.4%)
Walt Disney Co. (The)
 6.75%, due 3/30/06.............     600,000        599,250
                                               ------------
FINANCE (2.9%)
American Express Credit Corp.
 6.125%, due 11/15/01...........   2,000,000      1,987,500
Commercial Credit Co.
 8.70%, due 6/15/10.............     450,000        486,000
General Electric Capital Corp.
 7.50%, due 5/15/05.............   1,000,000      1,022,500
KFW International Finance, Inc.
 9.125%, due 5/15/01............     500,000        505,625
                                               ------------
                                                  4,001,625
                                               ------------
INSURANCE (2.1%)
Aetna Services Inc.
 7.625%, due 8/15/26............   3,000,000      2,898,750
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -----------------------
INVESTMENT BANK/BROKERAGE (0.7%)
Salomon Smith Barney Holdings
 6.875%, due 6/15/05............  $1,000,000   $    983,750
                                               ------------
MACHINERY--DIVERSIFIED (0.4%)
Caterpillar, Inc.
 9.00%, due 4/15/06.............     500,000        540,000
                                               ------------
OIL--INTEGRATED DOMESTIC (0.8%)
USX-Marathon Corp.
 7.20%, due 2/15/04.............   1,100,000      1,095,875
                                               ------------
OIL--INTEGRATED INTERNATIONAL (0.3%)
Texaco Capital Inc.
 9.75%, due 3/15/20.............     350,000        430,063
                                               ------------
PAPER & FOREST PRODUCTS (0.4%)
Scott Paper Co.
 7.00%, due 8/15/23.............     650,000        591,500
                                               ------------
RETAIL STORES--APPAREL (1.2%)
Limited, Inc.
 7.50%, due 3/15/23.............   1,900,000      1,598,375
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.8%)
AT&T Corp.
 8.625%, due 12/1/31............   1,500,000      1,479,375
Sprint Corp.
 9.50%, due 4/1/03..............   1,000,000      1,048,750
                                               ------------
                                                  2,528,125
                                               ------------
TRANSPORTATION--MISCELLANEOUS (0.8%)
Ryder System Inc.
 9.875%, due 5/15/17............   1,000,000      1,093,750
                                               ------------
UTILITY--ELECTRIC & GAS (0.8%)
Duke Capital Corp.
 6.25%, due 7/15/05.............   1,200,000      1,164,000
                                               ------------
Total Corporate Bonds
 (Cost $27,854,796).............                 27,083,088
                                               ------------
INTERNATIONAL
CORPORATE BONDS (2.0%)
BANKS (2.0%)
ABN Amro Bank, NV
 Chicago Branch
 7.55%, due 6/28/06.............     800,000        811,000
Bayerische Landesbank
 Girozentrale New York Branch
 6.20%, due 2/9/06..............   1,900,000      1,826,375

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

INTERNATIONAL
CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT        VALUE
                                  -------------------------
BANKS (CONTINUED)
International Bank for
 Reconstruction & Development
 (zero coupon),
 due 3/11/31....................  $1,000,000   $    123,750
                                               ------------
Total International Corporate
 Bonds
 (Cost $2,815,378)..............                  2,761,125
                                               ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (72.0%)
FEDERAL HOME LOAN BANK (MEDIUM TERM NOTE) (1.0%)
 8.00%, due 9/11/01.............   1,400,000      1,416,478
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (0.8%)
 (zero coupon), due 12/11/25....   1,000,000        185,000
 6.45%, due 4/29/09.............   1,100,000      1,047,178
                                               ------------
                                                  1,232,178
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (11.7%)
 6.00%, due 9/1/02-3/1/29.......   1,251,320      1,208,258
 6.50%, due 10/1/01-7/1/29......   8,464,806      8,216,705
 7.00%, due 8/1/03-1/1/30.......   4,623,153      4,550,920
 7.50%, due 9/1/11-2/1/30.......   2,018,865      2,020,707
 8.00%, due 7/1/26..............     309,578        313,735
                                               ------------
                                                 16,310,325
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.2%)
 (zero coupon), due 7/5/14......   2,500,000      1,006,925
 7.25%, due 1/15/10.............   2,000,000      2,072,420
                                               ------------
                                                  3,079,345
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (15.2%)
 5.50%, due 3/1/05..............   1,092,261      1,041,744
 6.00%, due 5/1/29..............   4,728,559      4,434,490
 6.50%, due 3/1/11-10/1/28......   8,719,943      8,416,881
 7.00%, due 5/1/11-1/1/28.......   2,289,062      2,255,177
 7.50%, due 11/1/26-1/1/28......   1,136,775      1,134,990
 8.00%, due 7/1/07-1/1/28.......   2,769,487      2,804,401
 9.50%, due 3/1/16-9/1/19.......   1,044,745      1,084,247
                                               ------------
                                                 21,171,930
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (6.6%)
 6.50%, due 2/15/29-8/15/29.....   5,208,202      5,029,144
 7.00%, due 3/15/07-5/15/26.....   1,129,413      1,121,864
 7.50%, due 8/15/08-1/15/30.....   2,442,573      2,455,348
 8.00%, due 6/15/26-9/15/27.....     274,128        278,582
 8.50%, due 7/15/26-11/15/26....     307,971        315,956
                                               ------------
                                                  9,200,894
                                               ------------

                                   PRINCIPAL
                                    AMOUNT        VALUE
                                  -------------------------
TENNESSEE VALLEY AUTHORITY (0.7%)
 Power Board 1994 Series A
   7.85%, due 6/15/44...........  $1,000,000   $  1,016,250
                                               ------------
UNITED STATES TREASURY BONDS (12.1%)
 5.25%, due 2/15/29.............     630,000        573,401
 7.125%, due 2/15/23............     600,000        682,488
 7.25%, due 5/15/16.............   1,500,000      1,687,920
 7.50%, due 11/15/16............     800,000        921,416
 7.625%, due 11/15/22...........     400,000        478,776
 8.00%, due 11/15/21............   1,000,000      1,235,930
 8.125%, due 8/15/19-5/15/21....   1,300,000      1,614,527
 8.50%, due 2/15/20.............     400,000        512,520
 8.75%, due 5/15/17-8/15/20.....   1,500,000      1,956,305
 8.875%, due 2/15/19............     600,000        788,820
 9.375%, due 2/15/06............     530,000        613,618
 9.875%, due 11/15/15...........     600,000        827,892
 10.375%, due 11/15/12..........     500,000        623,415
 11.25%, due 2/15/15............     400,000        599,872
 11.875%, due 11/15/03..........     500,000        581,070
 12.75%, due 11/15/10...........     400,000        515,692
 13.125%, due 5/15/01...........   1,000,000      1,034,760
 13.375%, due 8/15/01...........   1,200,000      1,263,180
 14.25%, due 2/15/02............     300,000        329,412
                                               ------------
                                                 16,841,014
                                               ------------
UNITED STATES TREASURY NOTES (20.3%)
 4.75%, due 11/15/08............   2,000,000      1,861,060
 5.25%, due 5/15/04.............   3,000,000      2,940,090
 5.625%, due 12/31/02...........     400,000        397,332
 5.75%, due 8/15/03.............   1,600,000      1,594,000
 6.00%, due 8/15/09.............     650,000        656,500
 6.125%, due 8/15/07............   1,400,000      1,419,866
 6.25%, due 4/30/01-2/15/03.....   8,200,000      8,203,084
 6.375%, due 8/15/02............   1,000,000      1,006,170
 6.50%, due 10/15/06............   2,200,000      2,268,794
 6.75%, due 5/15/05.............   3,000,000      3,110,160
 7.00%, due 7/15/06.............   1,000,000      1,054,160
 7.50%, due 11/15/01-2/15/05....   3,750,000      3,830,234
                                               ------------
                                                 28,341,450
                                               ------------
UNITED STATES TREASURY (STRIPS)
 (SECURED STRIPPED BOND) (1.4%)
 (zero coupon), due 2/15/05.....   2,500,000      1,952,325
                                               ------------
Total U.S. Government &
 Federal Agencies (Cost
 $100,587,571)..................                100,562,189(b)
                                               ------------
YANKEE BONDS (4.6%)
BANKS (1.3%)
Australia & New Zealand Banking
 Group, Ltd.
 7.55%, due 9/15/06.............     700,000        709,625

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

YANKEE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -------------------------
BANKS (CONTINUED)
Inter-American Development Bank
 6.80%, due 10/15/25............  $1,200,000   $  1,174,500
                                               ------------
                                                  1,884,125
                                               ------------
COMMUNICATIONS EQUIPMENT (0.4%)
Nortel Networks Corp.
 8.75%, due 6/12/01.............     500,000        504,375
                                               ------------
CONSUMER FINANCE (0.4%)
Japan Financial Corp.
 8.70%, due 7/30/01.............     600,000        608,250
                                               ------------
FOREIGN GOVERNMENTS (2.5%)
Ontario (Province of)
 6.00%, due 2/21/06.............   3,000,000      2,902,500
Quebec (Province of)
 7.50%, due 7/15/23.............     600,000        595,500
                                               ------------
                                                  3,498,000
                                               ------------
Total Yankee Bonds
 (Cost $6,481,629)..............                  6,494,750
                                               ------------
Total Long-Term Investments
 (Cost $137,739,374)............                136,901,152
                                               ------------
SHORT-TERM INVESTMENTS (1.5%)
U.S. GOVERNMENT (1.5%)
United States Treasury Bills
 6.02%, due 1/11/01 (a).........     100,000         98,807
 6.10%, due 1/4/01 (a)..........   2,000,000      1,978,516
                                               ------------
Total Short-Term Investments
 (Cost $2,077,323)..............                  2,077,323
                                               ------------
Total Investments
 (Cost $139,816,697) (c)........        99.5%   138,978,475(d)
Cash and Other Assets,
 Less Liabilities...............         0.5        688,163
                                  ----------     ----------
Net Assets......................       100.0%  $139,666,638
                                  ==========     ==========

               FUTURES CONTRACTS (-0.0%)(e)
                              CONTRACTS    UNREALIZED
                               LONG       (DEPRECIATION)(f)
                              ----------------------------
United States Treasury Note
 December 2000 (5 Year).....       6          $ (2,731)
United States Treasury Note
 December 2000 (10 Year)....       2            (1,864)
United States Treasury Bond
 December 2000 (30 Year)....       2              (239)
                                              --------
Total Futures Contracts
 (Settlement Value
 $1,010,053) (b)............                  $ (4,834)
                                              ========

------------
(a) Segregated or partially segregated as collateral for futures contracts.
(b) The combined market value of U.S. Government and Federal Agencies Investments and the value of securities purchased under U.S. Treasury futures contracts represents 72.7% of net assets.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At October 31, 2000 net unrealized depreciation was $838,222, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,194,276 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,032,498.
(e) Less than one tenth of a percent.
(f) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2000.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


ASSETS:
 Investment in securities, at value (identified
   cost $139,816,697).............................  $138,978,475
 Cash.............................................           377
 Receivables:
   Interest.......................................     1,965,623
   Fund shares sold...............................         1,120
                                                    ------------
       Total assets...............................   140,945,595
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................     1,069,541
   Fund shares redeemed...........................       115,150
   MainStay Management............................        43,362
   Custodian......................................        17,248
   Transfer agent.................................         5,130
   Variation margin on futures contracts..........         1,425
 Accrued expenses.................................        27,101
                                                    ------------
       Total liabilities..........................     1,278,957
                                                    ------------
 Net assets.......................................  $139,666,638
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class............................  $     12,682
   Institutional Service Class....................           340
 Additional paid-in capital.......................   137,966,564
 Accumulated undistributed net investment
   income.........................................     7,640,252
 Accumulated net realized loss on investments and
   futures contracts..............................    (5,110,144)
 Net unrealized depreciation on investments and
   futures contracts..............................      (843,056)
                                                    ------------
 Net assets.......................................  $139,666,638
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $136,032,877
                                                    ============
 Shares of capital stock outstanding..............    12,681,916
                                                    ============
 Net asset value per share outstanding............  $      10.73
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $  3,633,761
                                                    ============
 Shares of capital stock outstanding..............       339,504
                                                    ============
 Net asset value per share outstanding............  $      10.70
                                                    ============


INVESTMENT INCOME:
 Income:
   Interest.........................................  $ 9,949,938
                                                      -----------
 Expenses:
   Management.......................................      697,265
   Professional.....................................       42,227
   Custodian........................................       40,073
   Transfer agent...................................       34,975
   Pricing Service..................................       25,169
   Registration.....................................       13,058
   Service..........................................        8,339
   Shareholder communication........................        5,473
   Directors........................................        3,755
   Miscellaneous....................................       13,777
                                                      -----------
       Total expenses before
        reimbursement...............................      884,111
   Expense reimbursement from Manager...............     (176,961)
                                                      -----------
       Net expenses.................................      707,150
                                                      -----------
 Net investment income..............................    9,242,788
                                                      -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions............................   (1,751,395)
   Futures transactions.............................        5,255
                                                      -----------
 Net realized loss on investments...................   (1,746,140)
                                                      -----------
 Net change in unrealized depreciation on
   investments:
   Security transactions............................    2,035,882
   Futures transactions.............................       (7,861)
                                                      -----------
 Net unrealized gain on investments.................    2,028,021
                                                      -----------
 Net realized and unrealized gain on investments....      281,881
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $ 9,524,669
                                                      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                   2000            1999*             1998
                                                              --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    9,242,788   $    8,505,562   $    9,484,561
    Net realized loss on investments and futures
      contracts.............................................      (1,746,140)      (1,634,425)         (67,058)
    Net change in unrealized appreciation (depreciation) on
      investments and futures contracts.....................       2,028,021       (9,396,705)       2,292,755
                                                              --------------   --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................       9,524,669       (2,525,568)      11,710,258
                                                              --------------   --------------   --------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................      (9,983,098)              --       (9,236,677)
      Institutional Service Class...........................        (218,895)              --         (219,665)
                                                              --------------   --------------   --------------
        Total dividends to shareholders.....................     (10,201,993)              --       (9,456,342)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      14,753,277       25,386,219       61,976,290
      Institutional Service Class...........................         969,708          772,435        1,367,196
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Institutional Class...................................       9,947,786               --        9,210,122
      Institutional Service Class...........................         218,891               --          219,629
                                                              --------------   --------------   --------------
                                                                  25,889,662       26,158,654       72,773,237
    Cost of shares redeemed:
      Institutional Class...................................     (33,410,145)     (33,747,011)     (35,070,585)
      Institutional Service Class...........................        (907,953)      (1,238,448)        (768,339)
                                                              --------------   --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................      (8,428,436)      (8,826,805)      36,934,313
                                                              --------------   --------------   --------------
      Net increase (decrease) in net assets.................      (9,105,760)     (11,352,373)      39,188,229
NET ASSETS:
  Beginning of period.......................................     148,772,398      160,124,771      120,936,542
                                                              --------------   --------------   --------------
  End of period.............................................  $  139,666,638   $  148,772,398   $  160,124,771
                                                              ==============   ==============   ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $    7,640,252   $    8,560,517   $           --
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                              INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                     JANUARY 1, 1999
                                       YEAR ENDED                        THROUGH                       YEAR ENDED
                                    OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                              -----------------------------   -----------------------------   -----------------------------
Net asset value at beginning
 of period..................    $  10.76        $  10.74        $  10.93        $  10.92        $  10.74        $  10.74
                                --------        --------        --------        --------        --------        --------
Net investment income.......        0.72            0.67            0.62            0.61            0.69            0.66
Net realized and unrealized
 gain (loss) on
 investments................        0.00(b)         0.01           (0.79)          (0.79)           0.19            0.18
                                --------        --------        --------        --------        --------        --------
Total from investment
 operations.................        0.72            0.68           (0.17)          (0.18)           0.88            0.84
                                --------        --------        --------        --------        --------        --------
Less dividends and
 distributions:
From net investment income..       (0.75)          (0.72)             --              --           (0.69)          (0.66)
From net realized gain on
 investments................          --              --              --              --              --              --
                                --------        --------        --------        --------        --------        --------
Total dividends and
 distributions..............       (0.75)          (0.72)             --              --           (0.69)          (0.66)
                                --------        --------        --------        --------        --------        --------
Net asset value at end of
 period.....................    $  10.73        $  10.70        $  10.76        $  10.74        $  10.93        $  10.92
                                ========        ========        ========        ========        ========        ========
Total investment return.....        7.27%           6.87%          (1.56%)(a)      (1.65%)(a)       8.21%           7.86%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income......        6.63%           6.38%           6.42%+          6.17%+          6.37%           6.12%
 Net expenses...............        0.50%           0.75%           0.50%+          0.75%+          0.50%           0.75%
 Expenses (before
   reimbursement)...........        0.63%           0.88%           0.62%+          0.87%+          0.65%           0.90%
Portfolio turnover rate.....          20%             20%             31%             31%             14%             14%
Net assets at end of period
 (in 000's).................    $136,033        $  3,634        $145,427        $  3,345        $156,244        $  3,881

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
       $  10.52        $  10.52        $  10.99        $  10.99        $  10.06        $  10.06
       --------        --------        --------        --------        --------        --------
           0.73            0.70            0.76            0.74            0.82            0.81
           0.22            0.22           (0.48)          (0.48)           1.00            1.00
       --------        --------        --------        --------        --------        --------
           0.95            0.92            0.28            0.26            1.82            1.81
       --------        --------        --------        --------        --------        --------
          (0.73)          (0.70)          (0.75)          (0.73)          (0.82)          (0.81)
             --              --              --              --           (0.07)          (0.07)
       --------        --------        --------        --------        --------        --------
          (0.73)          (0.70)          (0.75)          (0.73)          (0.89)          (0.88)
       --------        --------        --------        --------        --------        --------
       $  10.74        $  10.74        $  10.52        $  10.52        $  10.99        $  10.99
       ========        ========        ========        ========        ========        ========
           9.01%           8.75%           2.55%           2.34%          18.07%          17.97%
           6.60%           6.35%           6.21%           5.96%           6.38%           6.13%
           0.50%           0.75%           0.50%           0.75%           0.50%           0.75%
           0.65%           0.90%           0.65%           0.90%           0.63%           0.88%
             32%             32%            312%            312%            284%            284%
       $117,922        $  3,015        $109,482        $  2,764        $163,219        $    471

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Short-Term Bond Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2000, the Federal Reserve worked to slow the rate of economic growth and keep inflation in check. To achieve these objectives with oil prices rising, tight labor markets, and ongoing wage pressures, the Federal Reserve raised the targeted federal funds rate four times, for a total of 1.25%.

Short-term bond investors benefited from the higher yields that resulted from the Federal Reserve's tightening moves. As the yield curve inverted, yields on short-term securities rose substantially higher than those on longer-term bonds. During the reporting period, a Treasury buyback program helped stabilize prices and reduce supply among long-term government bonds.

After its May 16, 2000, rate hike, the Federal Reserve elected not to take further tightening action. Widespread anticipation of the Fed's moves helped keep bond markets stable and profitable for investors during the reporting period.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional Short-Term Bond Fund returned 6.05% for Institutional Class shares and 5.78% for Service Class shares. Institutional Class shares outperformed and Service Class shares underperformed the 6.01% return of the average Lipper(1) short-term U.S. government fund for the same period. During the 12-month period, both share classes underperformed the 6.06% return of the Salomon Smith Barney 1-3 Year Treasury Index.(2)

The Fund's Institutional Class shares were rated five stars overall and its Service Class shares were rated four stars overall out of 1,208 taxable bond funds by Morningstar(3) as of October 31, 2000. Both share classes were rated five stars out of 1,208 taxable bond funds for the three-year period then ended, and Institutional Class shares were rated five stars and Service Class shares four stars out of 750 taxable bond funds for the five-year period then ended.

POSITIONING THE PORTFOLIO

With Y2K computer concerns on many investors' minds, the Fund concentrated on maintaining a relatively defensive posture in November and December of 1999. At the end of 1999, the Fund was over 95% invested in government, AAA-rated, or cash equivalent securities. This defensive positioning provided investors with a measure of security in an uncertain period.

During the first calendar quarter of 2000, the Fund maintained a high-quality portfolio, with approximately 50% of assets invested in Treasury securities as of March 31, 2000. This benefited the portfolio, as Treasuries were the best performing asset class during this calendar quarter.

During the second calendar quarter, the Fund increased its commitment to Treasuries, which continued to benefit shareholders. In search of higher-yielding securities with high credit quality, nearly 40% of the portfolio was invested in agency and AAA-rated asset-backed securities, which helped performance.

By the end of September 2000, the Fund had reduced its commitment to Treasuries to about 37% of the portfolio. Approximately 40% was invested in U.S. agency securities, 10% in corporate securities, and 9% in asset-backed securities. The Fund's decision to

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is generally considered to be representative of the U.S. short-term bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of the three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Past performance is no guarantee of future results.

overweight higher-yielding agency securities and other spread products contributed positively to the Fund's performance during the third calendar quarter.

After some concerns arose over federal guarantees on securities of various government sponsored enterprises, in October, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation voluntarily agreed to make their disclosure provisions more transparent. These moves were well accepted by investors and had a positive impact on the overall market for agency securities. The Fund's strong commitment to agency securities during this period contributed positively to the Fund's performance.

Throughout the reporting period, the quality of most of the securities in the Fund's investment portfolio was very high. As opportunities arose, we continued to seek spread advantages over Treasuries within the Fund's quality guidelines.

LOOKING AHEAD

Although we consider it unlikely that the Federal Reserve will tighten interest rates again in 2000, we recognize that rising oil prices, low unemployment, and wage pressures may continue to exert inflationary pressures, even as the growth of the economy begins to slow.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return, consistent with liquidity, preservation of capital, and investment in short-term debt securities.

GARY GOODENOUGH
CLAUDE ATHAIDE
Portfolio Managers
MacKay Shields LLC

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                            SHORT-TERM BOND FUND VS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX

                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX                  SHORT-TERM BOND FUND
                                                               -----------------------------           --------------------
1/2/91                                                                   250000                             250000
91                                                                       279142                             278250
92                                                                       296747                             294765
93                                                                       312740                             311468
94                                                                       314415                             311813
95                                                                       348173                             343849
96                                                                       365888                             360374
97                                                                       390193                             382476
98                                                                       417476                             406824
99                                                                       430177                             416592
00 as of 10/31/00                                                        454837                             440599

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                            SHORT-TERM BOND FUND VS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX

                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX                  SHORT-TERM BOND FUND
                                                               -----------------------------           --------------------
1/2/91                                                                   250000                             250000
91                                                                       279142                             278250
92                                                                       296747                             294765
93                                                                       312740                             311468
94                                                                       314415                             311813
95                                                                       348173                             343197
96                                                                       365888                             358490
97                                                                       390193                             379941
98                                                                       417476                             402666
99                                                                       430177                             411716
00 as of 10/31/00                                                        454837                             434072

                                                AVERAGE ANNUAL TOTAL RETURN(*)
               PERFORMANCE                          AS OF OCTOBER 31, 2000
-----------------------------------------------------------------------------------
                                           ONE YEAR   FIVE YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------
Short-Term Bond Fund Institutional Class     6.05%       5.40%          5.93%
Short-Term Bond Fund Service Class(+)        5.78        5.12           5.77
Average Lipper short U.S. government
 fund(++)                                    6.01        5.09           5.56
Salomon Smith Barney 1-3 Year Treasury
 Index(sec.)                                 6.06        5.82           6.27

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                                                             TEN MONTHS      YEAR
                                                                                                                ENDED        ENDED
                                                         YEAR ENDED DECEMBER 31                              OCTOBER 31   OCTOBER 31
1991                 1992         1993         1994         1995         1996         1997         1998         1999         2000
----                 ----         ----         ----         ----         ----         ----         ----         ----         ----
11.3                 5.94         5.67         0.11        10.27         4.81         6.13         6.37         2.12         6.05

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is generally considered to be representative of the U.S. short-term bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

LONG-TERM INVESTMENTS (93.4%)+
ASSET-BACKED SECURITIES (9.0%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AUTOMOBILES (1.1%)
DaimlerChrsyler Auto Trust Series
 2000-B Class A3
 7.53%, due 5/10/04 (b)..........  $  345,000   $   349,606
                                                -----------
EQUIPMENT LOANS (3.4%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05..............   1,110,000     1,092,085
                                                -----------
LEISURE TIME (3.4%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05..............   1,120,000     1,101,867
                                                -----------
RECREATIONAL VEHICLES (1.1%)
Fleetwood Credit Corp.
 Grantor Trust
 Series 1996-A Class A
 6.75%, due 10/17/11.............     353,872       350,347
                                                -----------
Total Asset-Backed Securities
 (Cost $2,928,102)...............                 2,893,905
                                                -----------
CORPORATE BONDS (8.2%)
BANKS -- MONEY CENTER (2.5%)
First Union Corp.
 7.25%, due 2/15/03..............     790,000       789,960
                                                -----------
INVESTMENT BANK/BROKERAGE (3.6%)
Donaldson, Lufkin & Jenrette Inc.
 5.875%, due 4/1/02..............     745,000       733,050
Morgan Stanley Dean Witter & Co.
 7.375%, due 4/15/03.............     415,000       418,702
                                                -----------
                                                  1,151,752
                                                -----------
NATURAL GAS DISTRIBUTION & PIPELINES (2.1%)
Enron Corp.
 9.65%, due 5/15/01..............     675,000       683,613
                                                -----------
Total Corporate Bonds
 (Cost $2,637,613)...............                 2,625,325
                                                -----------

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (76.2%)
FEDERAL HOME LOAN BANK (11.9%)
 5.125%, due 9/15/03.............  $2,100,000   $ 2,028,222
 5.25%, due 4/25/02..............   1,850,000     1,818,976
                                                -----------
                                                  3,847,198
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (17.2%)
 5.75%, due 7/15/03..............   2,790,000     2,742,207
 6.625%, due 8/15/02.............   2,785,000     2,794,246
                                                -----------
                                                  5,536,453
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.3%)
 5.125%, due 2/13/04.............   1,325,000     1,271,735
 5.375%, due 3/15/02.............   2,745,000     2,705,802
                                                -----------
                                                  3,977,537
                                                -----------
UNITED STATES TREASURY BONDS (13.4%)
 7.625%, due 2/15/07.............   2,875,000     2,918,125
 10.75%, due 2/15/03-5/15/03
   (a)...........................   1,255,000     1,389,945
                                                -----------
                                                  4,308,070
                                                -----------
UNITED STATES TREASURY NOTES (17.6%)
 5.25%, due 8/15/03..............     330,000       324,535
 5.50%, due 2/28/03 (a)..........   2,360,000     2,337,863
 6.00%, due 7/31/02 (a)..........   1,685,000     1,684,208
 6.25%, due 1/31/02 (a)..........   1,330,000     1,330,213
                                                -----------
                                                  5,676,819
                                                -----------
UNITED STATES TREASURY (STRIPS)
(SECURED STRIPPED BOND) (3.8%)
 (zero coupon), due 11/15/01.....   1,300,000     1,217,736
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $24,502,195)..............                24,563,813
                                                -----------
Total Long-Term Investments
 (Cost $30,067,910)..............                30,083,043
                                                -----------


------------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2000

SHORT-TERM INVESTMENTS (6.1%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
COMMERCIAL PAPER (6.1%)
Associates Corporation
 6.63%, due 11/1/00..............  $1,265,000   $ 1,265,000
Deutsche Bank Financial Inc.
 6.49%, due 11/13/00.............     700,000       698,480
                                                -----------
Total Short-Term Investments
 (Cost $1,963,480)...............                 1,963,480
                                                -----------
Total Investments
 (Cost $32,031,390) (c)..........        99.5%   32,046,523(d)
Cash and Other Assets, Less
 Liabilities.....................         0.5       160,880
                                   ----------   -----------
Net Assets.......................       100.0%  $32,207,403
                                   ==========   ===========

------------
(a) Represents securities out on loan or a portion which is out on loan. (See
    Note 2(0))
(b) Floating rate. Rate shown is the rate in effect at October 31, 2000.
(c) The cost for federal income tax purposes is $32,051,280.
(d) At October 31, 2000 net unrealized depreciation was $4,757, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $82,343 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $87,100.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000


ASSETS:
 Investment in securities, at value (identified
   cost $32,031,390)...............................  $32,046,523
 Cash..............................................        4,732
 Collateral held for securities loaned at value
   (Note 2(O)).....................................    6,099,586
 Receivables:
   Investment securities sold......................    1,509,816
   Interest........................................      368,326
   MainStay Management.............................        6,659
   Fund shares sold................................        2,402
                                                     -----------
       Total assets................................   40,038,044
                                                     -----------
LIABILITIES:
 Securities lending collateral (Note 2(O)).........    6,099,586
 Payables:
   Investment securities purchased.................    1,510,867
   Fund shares redeemed............................      172,710
   Transfer agent..................................       11,056
   Custodian.......................................        6,387
 Accrued expenses..................................       30,035
                                                     -----------
       Total liabilities...........................    7,830,641
                                                     -----------
 Net assets........................................  $32,207,403
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class.............................  $     3,327
   Institutional Service Class.....................          114
 Additional paid-in capital........................   38,694,128
 Accumulated undistributed net investment income...    1,738,529
 Accumulated net realized loss on investments......   (8,243,828)
 Net unrealized appreciation on investments........       15,133
                                                     -----------
 Net assets........................................  $32,207,403
                                                     ===========
Institutional Class
 Net assets applicable to outstanding shares.......  $31,146,041
                                                     ===========
 Shares of capital stock outstanding...............    3,326,528
                                                     ===========
 Net asset value per share outstanding.............  $      9.36
                                                     ===========
Institutional Service Class
 Net assets applicable to outstanding shares.......  $ 1,061,362
                                                     ===========
 Shares of capital stock outstanding...............      113,872
                                                     ===========
 Net asset value per share outstanding.............  $      9.32
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


INVESTMENT INCOME:
 Income:
   Interest........................................  $ 2,258,838
                                                     -----------
 Expenses:
   Management......................................      198,919
   Transfer agent..................................       49,181
   Professional....................................       32,427
   Registration....................................       14,409
   Custodian.......................................       11,218
   Pricing Service.................................        3,992
   Service.........................................        2,595
   Shareholder communication.......................        1,381
   Directors.......................................          921
   Miscellaneous...................................       14,316
                                                     -----------
       Total expenses before
        reimbursement..............................      329,359
   Expense reimbursement from Manager..............     (124,606)
                                                     -----------
       Net expenses................................      204,753
                                                     -----------
 Net investment income.............................    2,054,085
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments..................     (720,917)
 Net change in unrealized depreciation on
   investments.....................................      627,496
                                                     -----------
 Net realized and unrealized loss on investments...      (93,421)
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 1,960,664
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                  2000          1999*           1998
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,054,085   $  2,389,951   $  2,578,509
    Net realized gain (loss) on investments.................      (720,917)      (440,119)        26,879
    Net change in unrealized appreciation (depreciation)
      on investments........................................       627,496       (830,282)        84,111
                                                              ------------   ------------   ------------
    Net increase in net assets resulting from operations....     1,960,664      1,119,550      2,689,499
                                                              ------------   ------------   ------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................    (2,613,821)            --     (2,516,800)
      Institutional Service Class...........................       (84,430)            --        (67,925)
                                                              ------------   ------------   ------------
        Total dividends to shareholders.....................    (2,698,251)            --     (2,584,725)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................    23,159,642     28,062,583     17,781,967
      Institutional Service Class...........................       159,369        298,883        791,418
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Institutional Class...................................     2,613,817             --      2,516,797
      Institutional Service Class...........................        59,231             --         67,923
                                                              ------------   ------------   ------------
                                                                25,992,059     28,361,466     21,158,105
    Cost of shares redeemed:
      Institutional Class...................................   (42,065,295)   (23,230,166)   (24,848,447)
      Institutional Service Class...........................      (168,072)      (557,420)    (1,081,302)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................   (16,241,308)     4,573,880     (4,771,644)
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................   (16,978,895)     5,693,430     (4,666,870)
NET ASSETS:
  Beginning of period.......................................    49,186,298     43,492,868     48,159,738
                                                              ------------   ------------   ------------
  End of period.............................................  $ 32,207,403   $ 49,186,298   $ 43,492,868
                                                              ============   ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $  1,738,529   $  2,382,682   $         --
                                                              ============   ============   ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                            INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                            INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                            -------------   -------------   -------------   -------------   -------------   -------------
                                                                   JANUARY 1, 1999
                                     YEAR ENDED                        THROUGH                       YEAR ENDED
                                  OCTOBER 31, 2000                OCTOBER 31, 1999*               DECEMBER 31, 1998
                            -----------------------------   -----------------------------   -----------------------------
Net asset value at
  beginning of period.....     $  9.63         $  9.59         $  9.43         $  9.41         $  9.39         $  9.38
                               -------         -------         -------         -------         -------         -------
Net investment income.....        0.57(a)         0.54(a)         0.47            0.45            0.56            0.53
Net realized and
  unrealized gain (loss)
  on investments..........       (0.03)          (0.03)          (0.27)          (0.27)           0.04            0.03
                               -------         -------         -------         -------         -------         -------
Total from investment
  operations..............        0.54            0.51            0.20            0.18            0.60            0.56
                               -------         -------         -------         -------         -------         -------
Less dividends from net
  investment income.......       (0.81)          (0.78)             --              --           (0.56)          (0.53)
                               -------         -------         -------         -------         -------         -------
Net asset value at end of
  period..................     $  9.36         $  9.32         $  9.63         $  9.59         $  9.43         $  9.41
                               =======         =======         =======         =======         =======         =======
Total investment return...        6.05%           5.78%           2.12%(b)        1.91%(b)        6.37%           5.98%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income...        6.20%           5.95%           5.42%+          5.17%+          5.95%           5.70%
  Net expenses............        0.61%(c)        0.86%(c)        0.60%           0.85%           0.60%           0.85%
  Expenses (before
    reimbursement)........        0.99%           1.24%           0.85%+          1.10%+          0.89%           1.14%
Portfolio turnover rate...         165%            165%            105%            105%            125%            125%
Net assets at end of
  period (in 000's).......     $31,146         $ 1,061         $48,150         $ 1,036         $42,219         $ 1,273

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Per share data based on average shares outstanding during the year.
(b) Total return is not annualized.
(c) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                                        YEAR ENDED DECEMBER 31
     ---------------------------------------------------------------------------------------------
                 1997                            1996                            1995
     -----------------------------   -----------------------------   -----------------------------
        $  9.48         $  9.46         $  9.68         $  9.67         $  9.37         $  9.37
        -------         -------         -------         -------         -------         -------
           0.67            0.64            0.66            0.64            0.65            0.64
          (0.09)          (0.08)          (0.20)          (0.21)           0.31            0.30
        -------         -------         -------         -------         -------         -------
           0.58            0.56            0.46            0.43            0.96            0.94
        -------         -------         -------         -------         -------         -------
          (0.67)          (0.64)          (0.66)          (0.64)          (0.65)          (0.64)
        -------         -------         -------         -------         -------         -------
        $  9.39         $  9.38         $  9.48         $  9.46         $  9.68         $  9.67
        =======         =======         =======         =======         =======         =======
           6.13%           5.98%           4.81%           4.46%          10.27%          10.07%
           6.24%           5.99%           5.85%           5.60%           6.38%           6.13%
           0.60%           0.85%           0.60%           0.85%           0.60%           0.85%
           0.82%           1.07%           0.79%           1.04%           0.82%           1.07%
            153%            153%            195%            195%            171%            171%
        $46,674         $ 1,485         $57,805         $ 1,316         $50,902         $ 1,128

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Money Market Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2000, the Federal Reserve raised the targeted federal funds rate on four separate occasions--for a total increase of 1.25%. Since each of these rate hikes raised money market yields, the moves were generally well received by money market investors.

The period from November 1999 through April 2000 was marked by concerns about strong economic growth, tight labor markets, rising oil prices, and the possible impact these forces might have on inflation. When the Federal Reserve increased the targeted federal funds rate by 50 basis points on May 16, 2000, however, many investors believed the worst was over. In the second half of the Fund's fiscal year, economic growth slowed, inflationary pressures seemed to ease, and short-term rates improved as concerns over further Fed tightening subsided.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2000, MainStay Institutional Money Market Fund returned 5.98% for Institutional Class shares, 5.72% for Service Class shares, and 5.46% for Sweep Shares Class shares. As of October 31, 2000 the Fund's 7-day current yield was 6.21%, 5.97%, and 5.72%, for the respective share classes. All share classes underperformed the 5.99% return of the average Lipper(1) institutional money market fund.

STRATEGIES AND SECTOR WEIGHTINGS

During the fiscal year ended October 31, 2000, the Fund's weighted average maturity ranged from 30 days to 72 days. The Fund was able to profit from shorter maturities when the Federal Reserve was raising rates, by quickly taking advantage of rate changes. The Fund also managed to lock in higher rates with longer maturities before the Fed halted its rate hikes and rates started to drift downward. While not always perfectly timed, the Fund's duration changes generally contributed positively to performance throughout the Fund's fiscal year.

During the reporting period, the Fund was occasionally willing to give up liquidity for higher income potential. This led to purchases of asset-backed securities, asset-backed commercial paper, and floating-rate securities. We continue to find that keeping a portion of the portfolio in these high-quality alternatives tends to benefit the Fund's return in the long run.

Significant purchases during the year included floaters issued by Caterpillar Financial Services, Heller Financial, Unilever Capital, and AT&T, as well as an asset-backed security issued by Wesley Commercial and Residential Securities Funding Trust I. All of these investments outperformed discounted commercial paper over their respective holding periods.

LOOKING AHEAD

We intend to continue seeking opportunities to enhance the Fund's total return by purchasing higher-yielding securities with 2001 maturities. In addition, we will continue to look for alternatives to commercial paper that offer potential to enhance income without sacrificing quality.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity.

MARK C. BOYCE
DAVID CLEMENT, CFA
Portfolio Managers

New York Life Investment Management LLC

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
The Fund may invest in derivatives, which may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                 AVERAGE LIPPER INSTITUTIONAL MONEY MARKET FUND

                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                                               AVERAGE LIPPER INSTITUTIONAL MONEY
                                                            INSTITUTIONAL MONEY MARKET FUND               MARKET FUND
                                                            -------------------------------    ----------------------------------
1/2/91                                                                 250000                               250000
91                                                                     264886                               264974
92                                                                     274574                               274560
93                                                                     282505                               282582
94                                                                     293461                               293763
95                                                                     309973                               310470
96                                                                     325805                               326448
97                                                                     342990                               343791
98                                                                     360986                               362020
99                                                                     378626                               379862
00 as of 10/31/00                                                      397656                               399082

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                 AVERAGE LIPPER INSTITUTIONAL MONEY MARKET FUND

                           SWEEP SHARES CLASS SHARES
[Sweep Shares Class Shares Graph]

                                                                                               AVERAGE LIPPER INSTITUTIONAL MONEY
                                                            INSTITUTIONAL MONEY MARKET FUND               MARKET FUND
                                                            -------------------------------    ----------------------------------
1/2/91                                                                 250000                               250000
91                                                                     264886                               264974
92                                                                     274574                               274560
93                                                                     282505                               282582
94                                                                     293461                               293763
95                                                                     309478                               310470
96                                                                     324481                               326448
97                                                                     340748                               343791
98                                                                     357764                               362020
99                                                                     373387                               379862
00 as of 10/31/00                                                      390538                               399082

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                 AVERAGE LIPPER INSTITUTIONAL MONEY MARKET FUND

                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                                               AVERAGE LIPPER INSTITUTIONAL MONEY
                                                            INSTITUTIONAL MONEY MARKET FUND               MARKET FUND
                                                            -------------------------------    ----------------------------------
1/2/91                                                                 250000                               250000
91                                                                     264886                               264974
92                                                                     274574                               274560
93                                                                     282505                               282582
94                                                                     293461                               293763
95                                                                     309478                               310470
96                                                                     324481                               326448
97                                                                     340748                               343791
98                                                                     357737                               362020
99                                                                     374287                               379862
00 as of 10/31/00                                                      392290                               399082

                  PERFORMANCE
                                                          AVERAGE ANNUAL TOTAL RETURN(*)
                                                              AS OF OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------
                                                                                           7-DAY
                                                                                           CURRENT
                                                 ONE YEAR   FIVE YEARS   SINCE INCEPTION   YIELD(++)
--------------------------------------------------------------------------------------------------
Money Market Fund Institutional Class(+)           5.98%       5.30%          4.83%         6.21%
Money Market Fund Service Class(+)                 5.72        5.04           4.69          5.97
Money Market Fund Sweep Shares Class(+)            5.46        4.95           4.64          5.72
Average Lipper institutional money market
 fund(sec.)                                        5.99        5.39           5.01

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                                                            TEN MONTHS     YEAR
                                                                                                               ENDED       ENDED
                                                         YEAR ENDED DECEMBER 31                             OCTOBER 31  OCTOBER 31
1991                1992         1993         1994         1995         1996         1997         1998         1999        2000
----                ----         ----         ----         ----         ----         ----         ----         ----        ----
5.95                3.66         2.89         3.88         5.63         5.11         5.27         5.25         3.96        5.98

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN.

Investments in MainStay Institutional Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception (1/1/95) up to 12/7/98. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these classes will vary after these dates based on differences in their expense structures.

(++) MainStay Institutional Money Market Fund had an effective 7-day yield of 6.41% for the Institutional Class; 6.14% for the Service Class; and 5.88% for the Sweep Shares Class; all as of 10/31/00. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 6.31% and 6.12%, respectively, for the Institutional Class; 6.05% and 5.87%, respectively, for the Service Class; and 5.78% and 5.62%, respectively, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

(sec.) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

SHORT-TERM INVESTMENTS (100.1%)+
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 -------------------------
ASSET-BACKED SECURITY (1.0%)
Wesley Commercial & Residential
 Funding Trust I
 Series 2000-1, Class A1
 6.65%, due 3/29/01 (a)(b)(c)..  $ 3,896,176   $  3,896,176
                                               ------------
BANK NOTES (2.6%)
Huntington National Bank
 6.691%, due 2/9/01 (b)(c).....    5,000,000      5,000,748
Key Bank North America
 6.972%, due 11/2/00 (b)(c)....    5,000,000      5,000,042
                                               ------------
                                                 10,000,790
                                               ------------
CERTIFICATES OF DEPOSIT (3.9%)
SunTrust Banks Inc.
 6.54%, due 12/21/00 (c).......   10,000,000     10,000,000
 6.77%, due 4/18/01 (c)........    5,000,000      5,000,437
                                               ------------
                                                 15,000,437
                                               ------------
COMMERCIAL PAPER (84.8%)
Abbey National North America
 6.52%, due 1/16/01............   10,000,000      9,862,356
 6.65%, due 11/20/00...........    5,820,000      5,799,573
Albertson's Inc.
 6.53%, due 11/13/00 (a).......    7,300,000      7,284,110
Alcoa Inc.
 6.46%, due 12/7/00............   10,000,000      9,935,400
 6.46%, due 12/14/00...........    8,000,000      7,938,271
Archer Daniels Midland Co.
 6.48%, due 3/14/01............   10,000,000      9,760,600
AT&T Corp.
 6.62%, due 11/14/00...........   10,000,000      9,976,094
 6.819%, due 7/13/01
   (a)(b)(c)...................   10,000,000     10,000,000
British Telecommunications PLC
 6.51%, due 12/5/00............    5,400,000      5,366,799
 6.53%, due 1/23/01............    3,432,000      3,380,330
 6.68%, due 2/12/01............    5,860,000      5,748,002
Cardinal Health Inc.
 6.54%, due 2/8/01 (a).........    8,000,000      7,856,120
Compagnie de
 Saint-Gobain S.A.
 6.60%, due 1/9/01 (a).........   10,000,000      9,873,500
Credit Suisse First Boston Inc.
 6.47%, due 3/5/01 (a).........    5,000,000      4,888,572
DaimlerChrysler North America
 Holding Corp.
 6.49%, due 11/20/00...........    4,400,000      4,384,929
 6.52%, due 2/12/01............    5,085,000      4,990,142
Den norske Bank ASA
 6.51%, due 11/15/00...........    8,000,000      7,979,747
 6.58%, due 1/11/01............   10,000,000      9,870,228
Duke Capital Corp.
 6.55%, due 11/13/00 (a).......    3,750,000      3,741,812
 6.60%, due 1/19/01 (a)........   10,000,000      9,855,167
 6.65%, due 11/1/00 (a)........    2,432,000      2,432,000

----------
+ Percentages indicated are based on Fund net assets.

                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 -------------------------

COMMERCIAL PAPER (CONTINUED)
DuPont (E.I.) De Nemours & Co.
 6.60%, due 11/27/00...........  $ 5,000,000   $  4,976,167
Fortune Brands Inc.
 6.50%, due 11/14/00 (a).......    6,907,000      6,890,788
 6.51%, due 1/19/01 (a)........   11,000,000     10,842,856
 6.54%, due 1/18/01 (a)........    1,000,000        985,830
General Dynamics Corp.
 6.57%, due 1/16/01 (a)........   10,000,000      9,861,300
 6.64%, due 12/12/00 (a).......    5,000,000      4,962,189
General Electric Capital Corp.
 6.53%, due 1/19/01............    1,200,000      1,182,804
Goldman Sachs Group Inc. (The)
 6.52%, due 2/8/01.............    3,810,000      3,741,687
Knight-Ridder Inc.
 6.53%, due 1/17/01 (a)........   10,000,000      9,860,331
 6.63%, due 11/29/00...........   10,000,000      9,948,433
Merrill Lynch & Co., Inc.
 6.47%, due 12/4/00............    7,000,000      6,958,484
 6.83%, due 2/23/01............      600,000        587,023
Newell Rubbermaid Inc.
 6.49%, due 11/6/00 (a)........    6,020,000      6,014,574
Northern States Power Co.
 6.55%, due 12/20/00...........    8,656,000      8,578,829
Quebec (Province of)
 6.52%, due 12/4/00............    5,000,000      4,970,117
 6.57%, due 11/1/00............    5,000,000      5,000,000
Qwest Corp.
 6.63%, due 11/6/00............    6,000,000      5,994,475
Repsol International
 Finance B.V.
 6.70%, due 11/7/00............    5,000,000      4,994,417
Salomon Smith Barney Holdings
 Inc.
 6.50%, due 11/14/00...........   10,000,000      9,976,528
Santander Central Hispano
 Finance (Delaware) Inc.
 6.58%, due 1/10/01............   10,000,000      9,872,056
Schering Corp.
 6.50%, due 12/5/00............    5,245,000      5,212,802
Sempra Energy Holdings
 6.48%, due 11/13/00 (a).......   10,000,000      9,978,400
Solvay Finance (America) Inc.
 6.48%, due 4/5/01 (a).........   10,000,000      9,824,861
 6.50%, due 2/6/01 (a).........    5,000,000      4,860,500
Southwestern Public Service Co.
 6.56%, due 11/9/00............    9,000,000      8,986,880
SunTrust Banks Inc.
 6.48%, due 11/17/00...........    5,000,000      4,985,600
Unilever Capital Corp.
 6.683%, due 9/7/01
   (a)(b)(c)...................    5,000,000      5,000,000
                                               ------------
                                                325,971,683
                                               ------------
MEDIUM-TERM NOTES (5.2%)
Bank One Corp.
 6.67%, due 1/3/01 (b)(c)......    5,000,000      5,000,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM INVESTMENTS (CONTINUED)
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 -------------------------
MEDIUM-TERM NOTES (CONTINUED)
Caterpillar Financial Services
 Corp.
 Series F
 6.784%, due 2/5/01 (b)(c).....  $ 5,000,000   $  5,001,511
Heller Financial Inc.
 Series I
 6.885%, due 4/2/01 (b)(c).....   10,000,000      9,997,892
                                               ------------
                                                 19,999,403
                                               ------------
U.S. GOVERNMENT (2.6%)
United States Treasury Bill
 6.09%, due 11/9/00............   10,000,000      9,986,466
                                               ------------
Total Short-Term Investments
 (Amortized Cost $384,854,955)
 (d)...........................        100.1%   384,854,955
Liabilities in Excess of Cash
 and Other Assets..............         (0.1)      (391,602)
                                 -----------   ------------
Net Assets.....................        100.0%  $384,463,353
                                 ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2000.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                     COST        PERCENT +
                                 -------------------------
Aerospace/Defense..............  $ 14,823,489        3.9%
Aluminum.......................    17,873,671        4.6
Auto Manufacturing.............     9,375,071        2.4
Banks..........................    83,259,358       21.7
Building Products..............     9,873,500        2.6
Chemicals......................     4,976,167        1.3
Consumer Products..............    24,734,047        6.4
Diversified Financial
 Services......................     1,182,804        0.3
Electric Power Companies.......    17,565,709        4.6
Finance........................    29,684,764        7.7
Financial-Miscellaneous........     3,896,176        1.0
Food...........................    17,044,710        4.4
Food & Health Care
 Distributor...................     7,856,120        2.0
Governments-Foreign............     9,970,117        2.6
Health Care-Drugs..............     5,212,803        1.4
Investment Bank/Brokerage......    21,263,722        5.5
Natural Gas Distributors &
 Pipelines.....................     9,978,400        2.6
Oil-Integrated International...     4,994,417        1.3
Publishing-Newspapers..........    19,808,764        5.2
Special Purpose Finance........    21,028,979        5.5
Telecommunications-Long
 Distance......................    19,976,094        5.2
Telephone......................    20,489,607        5.3
U. S. Government...............     9,986,466        2.6
                                 ------------     ------
                                  384,854,955      100.1
Liabilities in Excess of
 Cash and Other Assets.........      (391,602)      (0.1)
                                 ------------     ------
Net Assets.....................  $384,463,353      100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000


ASSETS:
 Investment in securities, at value (amortized
   cost $384,854,955).............................  $384,854,955
 Cash.............................................           937
 Receivables:
   Interest.......................................       642,998
   Fund shares sold...............................         4,551
                                                    ------------
       Total assets...............................   385,503,441
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................       710,254
   MainStay Management............................       134,388
   Custodian......................................        20,893
   Transfer agent.................................         9,363
 Accrued expenses.................................       164,771
 Dividend payable.................................           419
                                                    ------------
       Total liabilities..........................     1,040,088
                                                    ------------
 Net assets.......................................  $384,463,353
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   12 billion shares authorized
   Institutional Class............................  $    160,965
   Institutional Service Class....................         1,586
   Sweep Shares Class.............................       221,936
 Additional paid-in capital.......................   384,102,830
 Accumulated net realized loss on investments.....       (23,964)
                                                    ------------
 Net assets.......................................  $384,463,353
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $160,942,412
                                                    ============
 Shares of capital stock outstanding..............   160,965,491
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $  1,586,211
                                                    ============
 Shares of capital stock outstanding..............     1,586,224
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Sweep Shares Class
 Net assets applicable to outstanding shares......  $221,934,730
                                                    ============
 Shares of capital stock outstanding..............   221,935,602
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


INVESTMENT INCOME:
 Income:
   Interest........................................  $25,808,975
                                                     -----------
 Expenses:
   Management......................................    2,043,547
   Distribution--Sweep Shares Class................      500,137
   Service--Sweep Shares Class.....................      500,137
   Service--Institutional Service Class............        5,350
   Shareholder communication.......................       77,291
   Professional....................................       62,631
   Transfer agent..................................       55,296
   Custodian.......................................       46,134
   Registration....................................       19,753
   Directors.......................................       11,025
   Pricing Service.................................        3,513
   Miscellaneous...................................       22,854
                                                     -----------
       Total expenses before
        reimbursement..............................    3,347,668
   Expense reimbursement from Manager..............     (292,200)
                                                     -----------
       Net expenses................................    3,055,468
                                                     -----------
 Net investment income.............................   22,753,507
                                                     -----------
REALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments..................       (1,976)
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $22,751,531
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2000, the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                                                  2000            1999*           1998
                                                              -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  22,753,507   $  13,213,728   $  14,014,435
    Net realized gain (loss) on investments.................         (1,976)          5,267         (22,863)
                                                              -------------   -------------   -------------
    Net increase in net assets resulting from operations....     22,751,531      13,218,995      13,991,572
                                                              -------------   -------------   -------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................    (11,924,948)     (8,402,982)    (10,021,538)
      Institutional Service Class...........................       (116,606)       (487,323)     (3,989,833)
      Sweep Shares Class....................................    (10,711,953)     (4,323,423)         (3,064)
                                                              -------------   -------------   -------------
        Total dividends to shareholders.....................    (22,753,507)    (13,213,728)    (14,014,435)
                                                              -------------   -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................    326,707,269     478,066,197     267,338,520
      Institutional Service Class...........................      1,354,957      10,416,347      92,388,730
      Sweep Shares Class....................................    209,404,730     251,505,734       7,085,440
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Institutional Class...................................     11,872,113       8,988,009      10,079,609
      Institutional Service Class...........................         96,890         810,782       3,866,077
      Sweep Shares Class....................................     10,711,953       4,313,813              --
                                                              -------------   -------------   -------------
                                                                560,147,912     754,100,882     380,758,376
    Cost of shares redeemed:
      Institutional Class...................................   (424,349,335)   (434,683,773)   (273,376,385)
      Institutional Service Class...........................     (5,495,191)   (109,362,209)    (56,718,408)
      Sweep Shares Class....................................   (150,449,192)   (110,508,066)       (128,810)
                                                              -------------   -------------   -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    (20,145,806)     99,546,834      50,534,773
                                                              -------------   -------------   -------------
      Net increase (decrease) in net assets.................    (20,147,782)     99,552,101      50,511,910
NET ASSETS:
  Beginning of period.......................................    404,611,135     305,059,034     254,547,124
                                                              -------------   -------------   -------------
  End of period.............................................  $ 384,463,353   $ 404,611,135   $ 305,059,034
                                                              =============   =============   =============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                            INSTITUTIONAL                                  INSTITUTIONAL
                            INSTITUTIONAL      SERVICE      SWEEP SHARES   INSTITUTIONAL      SERVICE      SWEEP SHARES
                                CLASS           CLASS          CLASS           CLASS           CLASS          CLASS
                            -------------   -------------   ------------   -------------   -------------   ------------
                                                                                         JANUARY 1, 1999
                                             YEAR ENDED                                      THROUGH
                                          OCTOBER 31, 2000                              OCTOBER 31, 1999*
                            --------------------------------------------   --------------------------------------------
Net asset value at
 beginning of period......    $   1.00        $   1.00        $   1.00       $   1.00        $   1.00        $   1.00
                              --------        --------        --------       --------        --------        --------
Net investment income.....        0.06            0.06            0.05           0.04            0.04            0.04
                              --------        --------        --------       --------        --------        --------
Less dividends and
 distributions:
From net investment
 income...................       (0.06)          (0.06)          (0.05)         (0.04)          (0.04)          (0.04)
From net realized gain on
 investments..............          --              --              --             --              --              --
                              --------        --------        --------       --------        --------        --------
Total dividends and
 distributions............       (0.06)          (0.06)          (0.05)         (0.04)          (0.04)          (0.04)
                              --------        --------        --------       --------        --------        --------
Net asset value at end of
 period...................    $   1.00        $   1.00        $   1.00       $   1.00        $   1.00        $   1.00
                              ========        ========        ========       ========        ========        ========
Total investment return...        5.98%           5.72%           5.46%          3.96%(b)        3.74%(b)        3.53%(b)
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
   income.................        5.81%           5.56%           5.31%          4.68%+          4.43%+          4.18%+
 Net expenses.............        0.50%           0.75%           1.00%          0.50%+          0.75%+          1.00%+
 Expenses (before
   reimbursement).........        0.57%           0.82%           1.07%          0.62%+          0.87%+          1.12%+
Net assets at end of
 period (in 000's)........    $160,942        $  1,586        $221,935       $246,713        $  5,630        $152,268

                                            INSTITUTIONAL
                            INSTITUTIONAL      SERVICE
                                CLASS           CLASS
                            -------------   -------------

                                     YEAR ENDED
                                  DECEMBER 31, 1998
                            -----------------------------
Net asset value at
 beginning of period......    $   1.00        $   1.00
                              --------        --------
Net investment income.....        0.05            0.05
                              --------        --------
Less dividends and
 distributions:
From net investment
 income...................       (0.05)          (0.05)
From net realized gain on
 investments..............          --              --
                              --------        --------
Total dividends and
 distributions............       (0.05)          (0.05)
                              --------        --------
Net asset value at end of
 period...................    $   1.00        $   1.00
                              ========        ========
Total investment return...        5.25%           4.99%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
   income.................        5.12%           4.87%
 Net expenses.............        0.50%           0.75%
 Expenses (before
   reimbursement).........        0.63%           0.88%
Net assets at end of
 period (in 000's)........    $194,338        $103,765

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Sweep Shares Class first offered on December 8, 1998.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                                          INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
        SWEEP SHARES      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
           CLASS              CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     ------------------   -------------   -------------   -------------   -------------   -------------   -------------
     DECEMBER 8, 1998**                                      YEAR ENDED DECEMBER 31
          THROUGH         ---------------------------------------------------------------------------------------------
     DECEMBER 31, 1998                1997                            1996                            1995
     ------------------   -----------------------------   -----------------------------   -----------------------------
          $   1.00          $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
          --------          --------        --------        --------        --------        --------        --------
              0.00(a)           0.05            0.05            0.05            0.05            0.05            0.05
          --------          --------        --------        --------        --------        --------        --------
             (0.00)(a)         (0.05)          (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
                --             (0.00)(a)       (0.00)(a)          --              --              --              --
          --------          --------        --------        --------        --------        --------        --------
             (0.00)(a)         (0.05)          (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
          --------          --------        --------        --------        --------        --------        --------
          $   1.00          $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
          ========          ========        ========        ========        ========        ========        ========
              0.31%(b)          5.27%           5.01%           5.11%           4.85%           5.63%           5.46%
              4.62%+            5.18%           4.93%           5.00%           4.75%           5.48%           5.23%
              1.00%+            0.50%           0.75%           0.50%           0.75%           0.50%           0.75%
              1.13%+            0.61%           0.86%           0.67%           0.92%           0.73%           0.98%
          $  6,957          $190,319        $ 64,228        $110,760        $ 34,664        $ 67,869        $  2,784

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1--Organization and Business:
--------------------------------------------------------------------------------

    MainStay Institutional Funds Inc. (the "Company") was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act"). As of October 31, 2000, the Company has eleven separate investment portfolios: Growth Equity Fund, Indexed Equity Fund, Value Equity Fund, Asset Manager Fund, International Equity Fund, EAFE Index Fund, International Bond Fund, Bond Fund, Indexed Bond Fund, Short-Term Bond Fund and Money Market Fund (individually or collectively referred to as a "Fund" or the "Funds"). The International Equity Fund and the International Bond Fund commenced operations on January 1, 1995.

    Each Fund currently offers two classes of shares as follows: Institutional Class shares and Institutional Service Class shares. In addition, the Money Market Fund offers a third class of shares, the Money Market Fund Sweep Shares Class. The Company has adopted a Shareholder Services Plan with respect to each class of each Fund. The shares classes are substantially the same, except that the Institutional Service Class shares and the Money Market Fund Sweep Shares Class each bears the fees payable under the Shareholder Services Plan for that class at an annual rate of 0.25% of the average daily net assets of the outstanding shares of the class. The Money Market Fund Sweep Shares Class also bears the payment of fees at an annual rate of 0.25% of the average daily net assets of the outstanding Sweep Shares for services in support of distribution activities under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act ("Distribution Plan"). The distribution of Institutional Service Class shares commenced on January 1, 1995. The distribution of the Money Market Fund Sweep Shares Class commenced on December 8, 1998.

    The investment objectives for each of the Funds of the Company are as follows:

    The GROWTH EQUITY FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

    The INDEXED EQUITY FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Composite Stock Price Index.

    The VALUE EQUITY FUND seeks maximum long-term total return from a combination of capital growth and income.

    The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks (selected to parallel the performance of the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Morgan Stanley REIT Index), fixed income securities (selected to parallel the performance of the Salomon Smith Barney Broad Investment Grade Bond Index), and money market investments.

    The INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

    The EAFE INDEX FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index.

    The INTERNATIONAL BOND FUND seeks to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

    The BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

    The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

    The SHORT-TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

    The MONEY MARKET FUND seeks to provide a high level of current income while preserving capital and maintaining liquidity.

    There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

    The following is a summary of significant accounting policies followed by the Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange, except for the Money Market Fund, which is calculated at noon every day the Exchange is open. The net asset value per share of each Class of shares is determined by taking the current market value of total assets attributable to that Class, except for the Money Market Fund, which is based on the amortized cost method of valuation, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

    The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

    Portfolio securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's subadvisor to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last sale price on the market where any such options or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

    Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's subadvisor deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment may be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

    Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized capital gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

    The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets at October 31, 2000 are not affected.

                                                                               ACCUMULATED
                                                                              UNDISTRIBUTED
                                              ACCUMULATED     ACCUMULATED     NET REALIZED
                                             UNDISTRIBUTED   UNDISTRIBUTED     GAIN (LOSS)
                                                  NET         NET REALIZED     ON FOREIGN
                                              INVESTMENT      GAIN (LOSS)       CURRENCY        ADDITIONAL
                                             INCOME (LOSS)   ON INVESTMENTS   TRANSACTIONS    PAID-IN CAPITAL
                                             -------------   --------------   -------------   ---------------
Growth Equity Fund.........................   $ 6,397,906    $          --     $       --      $ (6,397,906)
Indexed Equity Fund........................   $        --    $(155,161,465)    $       --      $155,161,465
Value Equity Fund..........................   $   378,598    $    (378,598)    $       --      $         --
Asset Manager Fund.........................   $  (699,211)   $     699,211     $       --      $         --
International Equity Fund..................   $    (7,850)   $    (887,760)    $4,648,456      $ (3,752,846)
EAFE Index Fund............................   $  (477,342)   $      19,812     $  509,297      $    (51,767)
International Bond Fund....................   $(1,138,143)   $     (69,267)    $3,549,252      $ (2,341,842)
Bond Fund..................................   $     6,878    $      (6,878)    $       --      $         --
Indexed Bond Fund..........................   $    38,940    $     (38,940)    $       --      $         --
Short-Term Bond Fund.......................   $        13    $         (13)    $       --      $         --

The reclassifications for the Funds are primarily due to foreign currency gain
(loss), distributions in excess of net investment income, gain on sales of passive foreign investment companies, paydown gain (loss), gain from redemption in kind, and net operating losses.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                                      (E)

CHANGE IN FISCAL YEAR END. During fiscal year 1999, the Company changed its fiscal year end from December 31 to October 31.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for a Fund are accreted on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts on short-term securities are accreted on the straight line method. Premiums on securities purchased are not amortized for any Fund except the Money Market Fund, which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (G)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

    The investment income and expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (I)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Company are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date.

       (ii) income and expenses--at the date of such transactions.

    The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized gains and losses on securities arising from changes in exchange rates and those resulting from changes in market prices are not separately presented, except that International Bond Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year.

    Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency transactions, net currency gains and losses realized as a result of differences between the amounts of security sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at year-end exchange rates are reflected in unrealized foreign exchange gains or losses. Realized gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

INTERNATIONAL EQUITY FUND

Foreign currency held at October 31, 2000:

                  CURRENCY                              COST                VALUE
--------------------------------------------         -----------         -----------
Australian Dollar          A$        16,080          $    8,431          $    8,333
Danish Krone               DK        39,620               4,978               4,512
Euro                       E        892,097             788,294             756,142
Hong Kong Dollar           HK        28,338               3,634               3,633
Japanese Yen               Y    354,575,083           3,270,105           3,247,199
New Zealand Dollar         N$        58,438              26,301              23,194
Norwegian Krone            NK           175                  21                  19
Pound Sterling             L         74,773              78,437             108,578
Singapore Dollar           S$        14,304               8,314               8,148
Swedish Krona              SK        45,961               4,549               4,587
Swiss Franc                CF        27,891              15,961              15,511
                                                     ----------          ----------
                                                     $4,209,025          $4,179,856
                                                     ==========          ==========

EAFE INDEX FUND

Foreign currency held at October 31, 2000:

                 CURRENCY                              COST                VALUE
-------------------------------------------         -----------         -----------
Australian Dollar          A$          488          $      257          $      252
Euro                       E         2,697               2,277               2,286
Pound Sterling             L         2,904               4,539               4,217
Swiss Franc                CF        8,100               4,590               4,505
                                                    ----------          ----------
                                                    $   11,663          $   11,260
                                                    ==========          ==========

INTERNATIONAL BOND FUND

Foreign currency held at October 31, 2000:

                 CURRENCY                              COST                VALUE
-------------------------------------------         -----------         -----------
Canadian Dollar            C$          134          $       89          $       87
Danish Krone               DK      159,074              20,549              18,115
Euro                       E     2,115,154           1,886,561           1,792,807
Japanese Yen               Y     4,012,890              37,702              36,750
New Zealand Dollar         N$          335                 174                 133
Norwegian Krone            NK      566,295              60,889              60,889
Pound Sterling             L        25,083              36,609              36,424
                                                    ----------          ----------
                                                    $2,042,573          $1,945,205
                                                    ==========          ==========

                                      (J)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Foreign currency forward contracts are used for hedging purposes or to seek to enhance investment returns: (see Note 5).

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

INTERNATIONAL EQUITY FUND

Foreign currency forward contracts open at October 31, 2000:

                                                                                               UNREALIZED
                                                       CONTRACT AMOUNT    CONTRACT AMOUNT     APPRECIATION/
                                                            SOLD             PURCHASED        (DEPRECIATION)
                                                       ----------------   ----------------    --------------
FOREIGN CURRENCY SALE CONTRACTS
----------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  12/5/00............................................  A$    13,381,670   $      7,526,403    $   589,537
Euro vs. U.S. Dollar, expiring 11/6/00...............  E      1,140,000   $        985,074         18,538
Euro vs. U.S. Dollar, expiring 11/6/00...............  E      3,203,645   $      2,700,000        (16,174)
Euro vs. U.S. Dollar, expiring 11/6/00...............  E     15,510,321   $     13,525,000        374,754
Japanese Yen vs. U.S. Dollar, expiring 11/28/00......  Y    858,643,900   $      8,158,563        254,027
Japanese Yen vs. U.S. Dollar, expiring 11/28/00......  Y    800,452,200   $      7,710,000        341,167
Pound Sterling vs. U.S. Dollar, expiring 11/6/00.....  L      2,390,000   $      3,631,199        160,288
Pound Sterling vs. U.S. Dollar, expiring 11/6/00.....  L        732,000   $      1,036,534        (26,523)
Swiss Franc vs. U.S. Dollar, expiring 11/10/00.......  CF     2,110,000   $      1,238,519         63,882

                                                        CONTRACT AMOUNT    CONTRACT AMOUNT
                                                           PURCHASED            SOLD
                                                       ----------------   ----------------
FOREIGN CURRENCY BUY CONTRACTS
---------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  12/5/00............................................  A$    13,381,670   $      7,710,000       (773,135)
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01............................................  A$     6,520,000   $      3,438,257        (56,654)
Euro vs. U.S. Dollar, expiring 11/6/00...............  E     25,827,018   $     23,988,412     (2,091,273)
Japanese Yen vs. U.S. Dollar, expiring 11/28/00......  Y    548,456,300   $      5,110,000        (61,000)
Japanese Yen vs. U.S. Dollar, expiring 11/28/00......  Y    126,960,000   $      1,178,940        (10,166)
Pound Sterling vs. U.S. Dollar, expiring 11/6/00.....  L      1,795,000   $      2,536,874         69,941
Swiss Franc vs. U.S. Dollar, expiring 11/10/00.......  CF     1,975,000   $      1,208,099       (108,617)
                                                                                              -----------
Net unrealized depreciation on foreign currency forward contracts:                            $(1,271,408)
                                                                                              ===========

INTERNATIONAL BOND FUND

Foreign currency forward contracts open at October 31, 2000:

                                                                                               UNREALIZED
                                                       CONTRACT AMOUNT    CONTRACT AMOUNT     APPRECIATION/
                                                             SOLD            PURCHASED        (DEPRECIATION)
                                                       ----------------   ----------------    --------------
FOREIGN CURRENCY SALE CONTRACTS
  ----------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  12/5/00............................................  A$     3,922,522   $      2,206,183    $   172,809
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01............................................  A$     1,270,000   $        664,172          5,485
Canadian Dollar vs. U.S. Dollar, expiring 11/28/00...  C$       870,000   $        587,719         17,743
Danish Krone vs. U.S. Dollar, expiring 11/22/00......  DK     2,900,000   $        354,004         23,490
Euro vs. U.S. Dollar, expiring 11/6/00...............  E      4,569,954   $      3,985,000        110,417
Japanese Yen vs. U.S. Dollar, expiring 11/28/00......  Y    237,766,125   $      2,262,500         73,664
Japanese Yen vs. U.S. Dollar, expiring 11/28/00......  Y    234,892,750   $      2,262,500        100,115
Norwegian Krone vs. U.S. Dollar, expiring 12/22/00...  NK     6,676,000   $        707,541         (9,610)
Pound Sterling vs. U.S. Dollar, expiring 11/6/00.....  L      2,010,000   $      3,053,853        134,802

                                                       CONTRACT AMOUNT    CONTRACT AMOUNT
                                                          PURCHASED            SOLD
                                                       ----------------   ----------------
FOREIGN CURRENCY BUY CONTRACTS
  ---------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  12/5/00............................................  A$     3,922,522   $      2,260,000       (226,626)
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01............................................  A$     2,635,000   $      1,389,541        (22,896)
Euro vs. U.S. Dollar, expiring 11/6/00...............  E      7,944,225   $      7,421,971       (686,552)
Euro vs. U.S. Dollar, expiring 11/6/00...............  E        533,941   $        450,000          2,696
Japanese Yen vs. U.S. Dollar, expiring 11/28/00......  Y    286,300,000   $      2,734,479        (98,848)
Swedish Krona vs. U.S. Dollar, expiring 1/17/01......  SK     6,300,000   $        641,443         (8,727)
Swiss Franc vs. U.S. Dollar, expiring 11/10/00.......  CF       470,000   $        287,497        (25,848)
                                                                                              -----------
Net unrealized depreciation on foreign currency forward contracts:                            $  (437,886)
                                                                                              ===========

                                      (K)

PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

    Certain Funds may purchase call and put options on its portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL EQUITY FUND

Written option activity for the year ended October 31, 2000 was as follows:

                                                              NOTIONAL
                                                              AMOUNT        PREMIUM
                                                              -----------   ----------
Options outstanding at October 31, 1999.....................           --          --
Options--written............................................  (90,245,000)  $(574,777)
Options--buybacks...........................................   27,700,000     288,157
Options--expired............................................   45,945,000     180,380
                                                              -----------   ---------
Options outstanding at October 31, 2000.....................  (16,600,000)  $(106,240)
                                                              ===========   =========

INTERNATIONAL BOND FUND

Written option activity for the year ended October 31, 2000 was as follows:

                                                              NOTIONAL
                                                              AMOUNT        PREMIUM
                                                              -----------   ----------
Options outstanding at October 31, 1999.....................           --          --
Options--written............................................  (26,912,000)  $(174,280)
Options--buybacks...........................................    8,710,000      86,200
Options--expired............................................   13,592,000      58,576
                                                              -----------   ---------
Options outstanding at October 31, 2000.....................   (4,610,000)  $ (29,504)
                                                              ===========   =========

                                      (L)

CONCENTRATION. At October 31, 2000, substantially all of the International Equity Fund's, EAFE Index Fund's and International Bond Fund's net assets consisted of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2000, the EAFE Index Fund and the International Bond Fund invested approximately 24.3% and 31.0%, respectively, of its net assets in issuers in Japan. The issuers' abilities to meet their obligations may be affected by economic or political developments in Japan.

Substantially all of the International Equity Fund's, EAFE Index Fund's and International Bond Fund's net assets consist of securities which are generally subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, issuers of certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

                                      (M)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns: (see Note
5).

                                      (N)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (O)

SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

    At October 31, 2000, the Bond Fund and Short-Term Bond Fund had portfolio securities with a fair market value of $23,589,133 and $5,851,569, respectively, on loan to broker-dealers and government securities dealers.

    Cash collateral received by the Bond Fund and Short-Term Bond Fund are invested in investment grade commercial paper, or other securities in accordance with the Funds' Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While these Funds invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Funds bear the risk that liability for the collateral may exceed the value of the investment.

    Non-cash collateral received and held by the Bond Fund and Short-Term Bond Fund, in the form of U.S. Government obligations, had a value of $344,511 and $53,120, respectively, at October 31, 2000.

    Net income earned on securities lending amounted to $110,598 and $19,656, net of broker fees and rebates, for the Bond Fund and Short-Term Bond Fund, respectively, for the year ended October 31, 2000 and is included as interest income on the Statement of Operations.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

BOND FUND

Investments made with cash collateral at October 31, 2000:

                                                                    SHARES           VALUE
                                                                  ----------      -----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................        861,999       $   861,999
Cash with Security Lending Agent............................                            2,578
                                                                                  -----------
                                                                                      864,577
                                                                                  -----------

                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------
SHORT-TERM COMMERCIAL PAPER
CVS Corp.
  6.74%, due 12/27/00.......................................      $4,435,000        4,388,984
Stellar Funding Group Inc.
  6.65%, due 11/1/00........................................      6,350,000         6,350,000
                                                                                  -----------
                                                                                   10,738,984
                                                                                  -----------
CORPORATE BOND
Public Service Enterprise Group
  6.91%, due 11/22/00.......................................      5,000,000         5,001,098
                                                                                  -----------
REPURCHASE AGREEMENT
Prudential Securities Inc.
  6.75%, due 11/1/00
  (Collateralized by
  $8,110,352 Government National Mortgage Association
    5.50%, due 2/28/28 Market Value $8,160,000).............      8,000,000         8,000,000
                                                                                  -----------
Total investments made with cash collateral.................                      $24,604,659
                                                                                  ===========

Non-cash collateral received and held by the Fund at October 31, 2000:

United States Treasury Note
  3.625%, due 7/15/02.......................................         90,000       $    99,253
United States Treasury Bonds
  6.125%, due 11/15/27......................................         55,000            57,973
  6.25%, due 8/15/23........................................         65,000            67,824
  6.85%, due 8/15/25........................................         45,000            50,822
  11.25%, due 2/15/15.......................................         45,000            68,639
                                                                                  -----------
Total non-cash collateral...................................                      $   344,511
                                                                                  ===========
Total collateral............................................                      $24,949,170
                                                                                  ===========

SHORT-TERM BOND FUND
Investments made with cash collateral at October 31, 2000:

                                                                    SHARES          VALUE
                                                                  ----------      ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................         634,235      $  634,235
Cash with Security Lending Agent............................                          15,131
                                                                                  ----------
                                                                                     649,366
                                                                                  ----------

                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------

SHORT-TERM COMMERCIAL PAPER
Frigate Funding Corp.
  6.67%, due 11/1/00........................................      $1,570,000       1,570,000
Pegasus Three Limited
  6.56%, due 11/1/00........................................       1,380,000       1,380,000
                                                                                  ----------
                                                                                   2,950,000
                                                                                  ----------
CORPORATE BOND
Public Service Enterprise
  6.56%, due 11/22/00.......................................       1,000,000       1,000,220
                                                                                  ----------

REPURCHASE AGREEMENT
Prudential Securities Inc.
  6.75%, due 11/1/00
  (Collateralized by
  $1,520,691 Government National Mortgage Association
    7.375%, due 2/28/28 Market Value $1,530,000)............       1,500,000       1,500,000
                                                                                  ----------
Total investments made with cash collateral.................                      $6,099,586
                                                                                  ==========
Non-cash collateral received and held by the Fund at October
  31, 2000:
United States Treasury Bonds
  6.75%, due 8/15/26........................................          20,000      $   22,300
  7.875%, due 2/15/21.......................................          25,000          30,820
                                                                                  ----------
Total non-cash collateral...................................                      $   53,120
                                                                                  ==========
Total collateral............................................                      $6,152,706
                                                                                  ==========

--------------------------------------------------------------------------------
NOTE 3 -- Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

MANAGER, SUBADVISORS, AND SUB-ADMINISTRATOR. MainStay Management LLC (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as manager and provides management services to the Company under a Management Agreement. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Growth Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, International Bond Fund and the Short-Term Bond Fund under a Sub-Advisory Agreement with the Manager. Through March 31, 2000, New York Life served as subadvisor to the Money Market Fund under a Sub-Advisory Agreement with the Manager. Effective April 1, 2000, New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, replaced New York Life as subadvisor. Monitor Capital Advisors LLC ("Monitor Capital"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Asset Manager Fund, EAFE Index Fund, Indexed Equity Fund and Indexed Bond Fund under a Sub-Advisory Agreement with the Manager. Through March 31, 2000, the Manager delegated certain of its administrative responsibilities to New York Life pursuant to a Sub-Administration Agreement between the Manager and New York Life. New York Life no longer serves as sub-administrator or receives fees from the Manager.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

    The Company, on behalf of each Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .85%
Indexed Equity Fund............       .50%
Value Equity Fund..............       .85%
Asset Manager Fund.............       .65%
International Equity Fund......       .85%
EAFE Index Fund................       .95%
International Bond Fund........       .80%
Bond Fund......................       .75%
Indexed Bond Fund..............       .50%
Short-Term Bond Fund...........       .60%
Money Market Fund..............       .50%

    Pursuant to the terms of the Sub-Advisory Agreements between the Manager and each of the above referenced subadvisors, the Manager pays each Fund's respective subadvisor a monthly fee at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .25%
Indexed Equity Fund............       .10%
Value Equity Fund..............       .25%
Asset Manager Fund.............       .15%
International Equity Fund......       .35%
EAFE Index Fund................       .15%
International Bond Fund........       .30%
Bond Fund......................       .20%
Indexed Bond Fund..............       .10%
Short-Term Bond Fund...........       .15%
Money Market Fund..............       .10%

    Pursuant to the terms of the Sub-Administration Agreement between the Manager and New York Life, the Manager paid New York Life a monthly fee through March 31, 2000 at an annual rate of average daily net assets of each Fund as follows:

Growth Equity Fund.............       .50%
Indexed Equity Fund............       .30%
Value Equity Fund..............       .50%
Asset Manager Fund.............       .40%
International Equity Fund......       .40%
EAFE Index Fund................       .70%
International Bond Fund........       .40%
Bond Fund......................       .45%
Indexed Bond Fund..............       .30%
Short-Term Bond Fund...........       .35%
Money Market Fund..............       .30%

    The Manager voluntarily agreed to assume a portion of the Fund's operating expenses for the year ended October 31, 2000 and, for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceeded the indicated percentages:

Indexed Equity Fund............       .30%
EAFE Index Fund................       .94%
International Bond Fund........       .95%
Bond Fund......................       .75%
Indexed Bond Fund..............       .50%
Short-Term Bond Fund...........       .60%
Money Market Fund..............       .50%

    In connection with the voluntary expense limitations, the Manager assumed the following expenses for the year ended October 31, 2000:

Indexed Equity Fund**.......  $3,878,398
EAFE Index Fund.............     262,388
International Bond Fund.....      55,842
Bond Fund...................     152,913
Indexed Bond Fund...........    $176,961
Short-Term Bond Fund........     124,606
Money Market Fund...........     292,200

------------
** For the Indexed Equity Fund, the Manager assumed $3,071,827. Monitor Capital, the subadvisor, assumed $806,571.

    The Growth Equity Fund, Value Equity Fund, Asset Manager Fund and the International Equity Fund did not have a voluntary expense limitation for the year ended October 31, 2000; the Manager has voluntarily agreed to assume a portion of these Funds' operating expenses through October 31, 2001 to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed 0.93%, 0.94%, 0.83% and 1.03%, respectively.

    These voluntary expense limitations will remain in effect through October 31, 2001, after which they may be terminated or revised at anytime.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a

Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (C)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plans for the Institutional Service Class shares and the Money Market Fund Sweep Shares Class, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Institutional Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Institutional Service Class of each Fund and the Money Market Sweep Shares Class of the Money Market Fund. Prior to April 1, 2000, New York Life provided these services and received these fees.

    The Company, with respect to the Money Market Fund Sweep Shares Class, has adopted a Distribution Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution Plan, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Money Market Fund Sweep Shares Class for services in support of distribution activities.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expenses accrued for the year ended October 31, 2000 were as follows:

Growth Equity Fund............  $542,486
Indexed Equity Fund...........    80,901
Value Equity Fund.............   423,261
Asset Manager Fund............   493,665
International Equity Fund.....    49,558
EAFE Index Fund...............    29,253
International Bond Fund.......    27,295
Bond Fund.....................    31,010
Indexed Bond Fund.............    34,975
Short-Term Bond Fund..........    49,181
Money Market Fund.............    55,296

                                      (E)

DIRECTORS FEES. Directors, other than those affiliated with the Manager, New York Life, MacKay Shields, Monitor Capital or NYLIFE Distributors, are paid an annual fee of $24,000 and $1,000 for each Board of Directors and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

                                      (F)

CAPITAL. The Company has been advised that at October 31, 2000 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

Growth Equity Fund.......  $1,065,618,112
Indexed Equity Fund......   1,416,822,505
Value Equity Fund........     661,830,241
Asset Manager Fund.......     457,547,081
International Equity
  Fund...................     111,650,463
EAFE Index Fund..........      44,568,709
International Bond
  Fund...................      42,707,624
Bond Fund................     162,841,955
Indexed Bond Fund........     109,875,650
Short-Term Bond Fund.....      20,290,754
Money Market Fund........     113,339,910

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the year ended October 31, 2000, these fees were as follows:

Growth Equity Fund.............  $46,009
Indexed Equity Fund............   59,888
Value Equity Fund..............   25,926
Asset Manager Fund.............   21,465
International Equity Fund......    5,986
EAFE Index Fund................    2,830

International Bond Fund........  $ 1,780
Bond Fund......................    6,850
Indexed Bond Fund..............    5,105
Short-Term Bond Fund...........    1,154
Money Market Fund..............   15,188

--------------------------------------------------------------------------------
NOTE 4 -- Federal Income Tax:
--------------------------------------------------------------------------------
    At October 31, 2000, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
International Bond Fund..............................        2007             $   518
                                                             2008               1,840
                                                                              -------
                                                                              $ 2,358
                                                                              =======
Bond Fund............................................        2002             $ 5,265
                                                             2004               1,625
                                                             2007               8,597
                                                             2008               3,661
                                                                              -------
                                                                              $19,148
                                                                              =======
Indexed Bond Fund....................................        2004             $ 1,439
                                                             2005                  44
                                                             2006                 111
                                                             2007               1,728
                                                             2008               1,793
                                                                              -------
                                                                              $ 5,115
                                                                              =======
Short-Term Bond Fund.................................        2001             $   101
                                                             2002               4,478
                                                             2003               1,770
                                                             2004                 485
                                                             2005                 173
                                                             2007                 473
                                                             2008                 744
                                                                              -------
                                                                              $ 8,224
                                                                              =======
Money Market Fund....................................        2006             $    22
                                                             2008                   2
                                                                              -------
                                                                              $    24
                                                                              =======

The Value Equity Fund utilized $25,638,272 of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5 -- Financial Investments:
--------------------------------------------------------------------------------

    The Value Equity Fund's, Asset Manager Fund's, International Equity Fund's, EAFE Index Fund's and International Bond Fund's use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on foreign currency forward contracts reflects each Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

    The Asset Manager Fund and EAFE Index Fund use foreign currency forward contracts to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    The Value Equity Fund, International Equity Fund and International Bond Fund enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, or to seek to enhance the Funds' investment returns in the case of the International Equity Fund and the International Bond Fund.

    The Indexed Equity Fund's, Asset Manager Fund's, EAFE Index Fund's and Indexed Bond Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

    The Indexed Equity Fund and EAFE Index Fund invest in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs.

--------------------------------------------------------------------------------
NOTE 6 -- Line of Credit:
--------------------------------------------------------------------------------

    The Funds, with the exception of the Money Market Fund, maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2000.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
NOTE 7-- Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

    During the year ended October 31, 2000, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                            Growth Equity Fund    Indexed Equity Fund     Value Equity Fund      Asset Manager Fund
                           Purchases    Sales     Purchases    Sales     Purchases    Sales     Purchases    Sales
                           -----------------------------------------------------------------------------------------
U.S. Government
 securities                $     --    $     --   $     --    $     --   $     --    $     --   $ 31,775    $ 40,658
All others                  595,773     577,992    175,055     414,239(b)  634,393    739,453    210,754     143,708
                           -----------------------------------------------------------------------------------------
Total                      $595,773    $577,992   $175,055    $414,239   $634,393    $739,453   $242,529    $184,366
                           =========================================================================================

--------------------------------------------------------------------------------
NOTE 8-- Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

    Transactions in capital shares were as follows:

                                                             Growth Equity Fund
                        ---------------------------------------------------------------------------------------------
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                                                               January 1, 1999
                                 Year ended                        through                       Year ended
                              October 31, 2000                October 31, 1999                December 31, 1998
                        ---------------------------------------------------------------------------------------------
Shares sold                  4,147             176           5,302             365           4,734             119
Shares issued in
 reinvestment of
 dividends and
 distributions               2,612              61             287               7           1,838              28
                        ---------------------------------------------------------------------------------------------
                             6,759             237           5,589             372           6,572             147
Shares redeemed             (3,627)           (288)         (5,914)           (127)         (4,977)            (93)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                  3,132             (51)           (325)            245           1,595              54
                        =============================================================================================

                                                             Indexed Equity Fund
                        ---------------------------------------------------------------------------------------------
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                                                               January 1, 1999
                                 Year ended                        through                       Year ended
                              October 31, 2000                October 31, 1999                December 31, 1998
                        ---------------------------------------------------------------------------------------------
Shares sold                  5,528             909           6,739             902          11,881             806
Shares issued in
 reinvestment of
 dividends and
 distributions               2,125              79             403              15           1,778              41
                        ---------------------------------------------------------------------------------------------
                             7,653             988           7,142             917          13,659             847
Shares redeemed            (11,815)           (934)         (6,855)           (337)         (5,280)           (264)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                 (4,162)             54             287             580           8,379             583
                        =============================================================================================

                                                          International Equity Fund
                        ---------------------------------------------------------------------------------------------
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                                                               January 1, 1999
                                 Year ended                        through                       Year ended
                              October 31, 2000                October 31, 1999                December 31, 1998
                        ---------------------------------------------------------------------------------------------
Shares sold                  4,561               2           1,534              10           3,583               4
Shares issued in
 reinvestment of
 dividends and
 distributions                 431               2              32              --(a)          343               2
                        ---------------------------------------------------------------------------------------------
                             4,992               4           1,566              10           3,926               6
Shares redeemed             (4,317)            (13)         (1,792)            (15)         (3,477)            (10)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                    675              (9)           (226)             (5)            449              (4)
                        =============================================================================================

                                                               EAFE Index Fund
                        ---------------------------------------------------------------------------------------------
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                                                               January 1, 1999
                                 Year ended                        through                       Year ended
                              October 31, 2000                October 31, 1999                December 31, 1998
                        ---------------------------------------------------------------------------------------------
Shares sold                  4,644              21           5,615               9           2,636               8
Shares issued in
 reinvestment of
 dividends and
 distributions                 417               3              27              --(a)          442               3
                        ---------------------------------------------------------------------------------------------
                             5,061              24           5,642               9           3,078              11
Shares redeemed             (4,326)            (16)         (6,050)             (9)         (2,690)            (10)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                    735               8            (408)             --             388               1
                        =============================================================================================

                                                              Indexed Bond Fund
                        ---------------------------------------------------------------------------------------------
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                                                               January 1, 1999
                                 Year ended                        through                       Year ended
                              October 31, 2000                October 31, 1999                December 31, 1998
                        ---------------------------------------------------------------------------------------------
Shares sold                  1,427              94           2,351              72           5,611             123
Shares issued in
 reinvestment of
 dividends and
 distributions               1,001              22              --              --             847              20
                        ---------------------------------------------------------------------------------------------
                             2,428             116           2,351              72           6,458             143
Shares redeemed             (3,258)            (88)         (3,139)           (115)         (3,138)            (69)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                   (830)             28            (788)            (43)          3,320              74
                        =============================================================================================

                                                            Short-Term Bond Fund
                        ---------------------------------------------------------------------------------------------
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                                                               January 1, 1999
                                 Year ended                        through                       Year ended
                              October 31, 2000                October 31, 1999                December 31, 1998
                        ---------------------------------------------------------------------------------------------
Shares sold                  2,557              18           2,968              32           1,826              81
Shares issued in
 reinvestment of
 dividends and
 distributions                 295               7              --              --             268               7
                        ---------------------------------------------------------------------------------------------
                             2,852              25           2,968              32           2,094              88
Shares redeemed             (4,527)            (19)         (2,446)            (59)         (2,584)           (111)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                 (1,675)              6             522             (27)           (490)            (23)
                        =============================================================================================

------------
 *  Sweep Shares Class first offered on December 8, 1998.
(a) Less than one thousand.
(b) Included in the proceeds of sales for Indexed Equity Fund is $235,523,090 representing the value of securities disposed of in payment of redemption in-kind.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

--------------------------------------------------------------------------------

   International                               International
    Equity Fund         EAFE Index Fund          Bond Fund             Bond Fund        Indexed Bond Fund    Short-Term Bond Fund
Purchases    Sales    Purchases    Sales    Purchases    Sales    Purchases    Sales   Purchases    Sales    Purchases     Sales
---------------------------------------------------------------------------------------------------------------------------------
$     --    $     --  $     --    $     --  $     --    $  2,350  $559,593    $483,574 $ 19,032    $ 24,347  $ 44,593    $ 65,076
  61,230      65,189    11,986       7,555    81,880     176,775   142,017     175,309    8,696      10,657     9,170       7,419
---------------------------------------------------------------------------------------------------------------------------------
$ 61,230    $ 65,189  $ 11,986    $  7,555  $ 81,880    $179,125  $701,610    $658,883 $ 27,728    $ 35,004  $ 53,763    $ 72,495
=================================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Value Equity Fund                                              Asset Manager Fund
    ---------------------------------------------------------------------------------------------   -----------------------------
    Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
        Class       Service Class       Class       Service Class       Class       Service Class       Class       Service Class
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                           January 1, 1999
             Year ended                        through                       Year ended                      Year ended
          October 31, 2000                October 31, 1999                December 31, 1998               October 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
         3,057              59           3,537              73           5,203             125           6,691             225
           513               3               4              --(a)       14,874             179           2,333             120
---------------------------------------------------------------------------------------------------------------------------------
         3,570              62           3,541              73          20,077             304           9,024             345
        (8,905)           (235)        (13,226)           (315)        (12,155)           (150)         (7,404)           (503)
---------------------------------------------------------------------------------------------------------------------------------
        (5,335)           (173)         (9,685)           (242)          7,922             154           1,620            (158)
=================================================================================================================================

                          Asset Manager Fund
     -------------------------------------------------------------
     Institutional   Institutional   Institutional   Institutional
         Class       Service Class       Class       Service Class
     -------------   -------------   -------------   -------------
            January 1, 1999
                through                       Year ended
           October 31, 1999                December 31, 1998
     -------------------------------------------------------------
          2,735           1,009           3,875             443
          3,585             205           4,797             158
     -------------------------------------------------------------
          6,320           1,214           8,672             601
         (3,630)           (307)         (4,061)           (169)
     -------------------------------------------------------------
          2,690             907           4,611             432
     =============================================================

                                       International Bond Fund                                                Bond Fund
    ---------------------------------------------------------------------------------------------   -----------------------------
    Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
        Class       Service Class       Class       Service Class       Class       Service Class       Class       Service Class
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                           January 1, 1999
             Year ended                        through                       Year ended                      Year ended
          October 31, 2000                October 31, 1999                December 31, 1998               October 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
           156               2             367              --(a)        1,062               2           2,483             209
            90              --(a)          116              --(a)          392               2           1,103              16
---------------------------------------------------------------------------------------------------------------------------------
           246               2             483              --(a)        1,454               4           3,586             225
        (1,043)             (8)           (427)             (2)           (369)             (5)         (1,647)           (283)
---------------------------------------------------------------------------------------------------------------------------------
          (797)             (6)             56              (2)          1,085              (1)          1,939             (58)
=================================================================================================================================

                               Bond Fund
     -------------------------------------------------------------
     Institutional   Institutional   Institutional   Institutional
         Class       Service Class       Class       Service Class
     -------------   -------------   -------------   -------------
            January 1, 1999
                through                       Year ended
           October 31, 1999                December 31, 1998
     -------------------------------------------------------------
          1,239             528           2,773             435
             --(a)           --(a)          998              19
     -------------------------------------------------------------
          1,239             528           3,771             454
         (1,728)           (576)         (4,316)           (178)
     -------------------------------------------------------------
           (489)            (48)           (545)            276
     =============================================================

                                                 Money Market Fund
    -----------------------------------------------------------------------------------------------------------
    Institutional   Institutional   Sweep Shares   Institutional   Institutional   Sweep Shares   Institutional
        Class       Service Class      Class           Class       Service Class      Class           Class
    -------------   -------------   ------------   -------------   -------------   ------------   -------------

                                                                 January 1, 1999                  Period ended
                     Year ended                                      through                      December 31,
                  October 31, 2000                               October 31, 1999                     1998
---------------------------------------------------------------------------------------------------------------
       326,707           1,355         209,405        478,066          10,416         251,505        267,338
        11,872              97          10,712          8,988             811           4,314         10,080
    -----------------------------------------------------------------------------------------------------------
       338,579           1,452         220,117        487,054          11,227         255,819        277,418
      (424,349)         (5,495)       (150,449)      (434,684)       (109,362)       (110,508)      (273,376)
    -----------------------------------------------------------------------------------------------------------
       (85,770)         (4,043)         69,668         52,370         (98,135)        145,311          4,042
    ===========================================================================================================

          Money Market Fund
     ----------------------------
     Institutional   Sweep Shares
     Service Class      Class*
     -------------   ------------
         92,389           7,086
          3,866              --
     ----------------------------
         96,255           7,086
        (56,718)           (129)
     ----------------------------
         39,537           6,957
     ============================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay Institutional Funds Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager Fund, EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund, and Short-Term Bond Fund (constituting MainStay Institutional Funds Inc., hereafter referred to as the "Funds") at October 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
December 8, 2000

                                            OFFICERS AND DIRECTORS*

                                            STEPHEN C. ROUSSIN
                                            Chairman and Director

                                            PATRICK G. BOYLE
                                            Director

                                            LAWRENCE GLACKEN
                                            Director

                                            ROBERT P. MULHEARN
                                            Director

                                            SUSAN B. KERLEY
                                            Director

                                            LINDA M. LIVORNESE
                                            President

                                            JEFFERSON C. BOYCE
                                            Senior Vice President

                                            MARC J. BROOKMAN
                                            Executive Vice President

                                            RICHARD ZUCCARO
                                            Tax Vice President

                                            JOHN A. FLANAGAN
                                            Treasurer and Secretary

                                            MANAGER

                                            MainStay Management LLC

                                            SUBADVISORS

                                            New York Life Investment Management
                                            LLC
                                            MacKay Shields LLC
                                            Monitor Capital Advisors LLC

                                            DISTRIBUTOR

                                            NYLIFE Distributors Inc.

                                            TRANSFER AGENT

                                            MainStay Shareholder Services LLC

                                            CUSTODIAN

                                            The Bank of New York

                                            INDEPENDENT ACCOUNTANTS

                                            PricewaterhouseCoopers LLP

                                            LEGAL COUNSEL

                                            Dechert Price & Rhoads

                                            *As of October 31, 2000.

     This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

Subadvisors

     MacKay Shields LLC
     Monitor Capital Advisors LLC
     New York Life Asset Management Operating Company LLC





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